                       STATEMENT OF ADDITIONAL INFORMATION

                  INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT

                                    ISSUED BY

                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                                       AND

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                  PRIMELITE IV

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 30, 2012, FOR THE INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT THAT IS DESCRIBED HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS WRITE US AT: P.O. BOX 10426, DES MOINES, IOWA 50306-0426, OR CALL (888) 556-5412.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 2012.

PrimElite IV is a service mark of Primerica, Inc. MetLife Investors USA Insurance Company uses this mark pursuant to a license agreement.

SAI-0412USAPRIMELITE IV

TABLE OF CONTENTS

                                                                            PAGE

COMPANY .................................................................      3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................      3
CUSTODIAN ...............................................................      3
DISTRIBUTION ............................................................      3
   Reduction or Elimination of the Withdrawal Charge ....................      5
CALCULATION OF PERFORMANCE INFORMATION ..................................      5
   Total Return .........................................................      5
   Historical Unit Values ...............................................      6
   Reporting Agencies ...................................................      6
ANNUITY PROVISIONS ......................................................      6
   Variable Annuity .....................................................      6
   Fixed Annuity ........................................................      8
   Mortality and Expense Guarantee ......................................      8
   Legal or Regulatory Restrictions on Transactions .....................      8
TAX STATUS OF THE CONTRACTS .............................................      8
CONDENSED FINANCIAL INFORMATION .........................................     10
FINANCIAL STATEMENTS ....................................................     26

COMPANY

MetLife Investors USA Insurance Company (MetLife Investors USA) is a stock life insurance company founded on September 13, 1960, and organized under the laws of the State of Delaware. Its principal executive offices are located at 5 Park Plaza, Suite 1900 Irvine, CA 92614. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, and is currently licensed to do business in all states (except New York) and the District of Columbia. On October 11, 2006, MetLife Investors USA became a wholly-owned subsidiary of MetLife Insurance Company of Connecticut. We changed our name to MetLife Investors USA Insurance Company on January 8, 2001. On December 31, 2002, MetLife Investors USA became an indirect subsidiary of MetLife, Inc., a listed company on the New York Stock Exchange. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights comprising each of the Sub-Accounts of MetLife Investors USA Separate Account A, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of MetLife Investors USA Insurance Company (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

CUSTODIAN

MetLife Investors USA Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.

DISTRIBUTION

Information about the distribution of the contracts is contained in the prospectus. (See "Other Information.") Additional information is provided below.

The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. In December 2004, MetLife Investors Distribution Company, which was then a Delaware corporation, was merged into General American Distributors, Inc., and the name of the surviving corporation was changed to MetLife Investors Distribution Company. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA"). Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

Distributor (including its predecessor) received sales compensation with respect to all contracts issued from the Separate Account in the following amounts during the periods indicated:

                                     Aggregate Amount of
                                    Commissions Retained
              Aggregate Amount of   by Distributor After
              Commissions Paid to   Payments to Selling
Fiscal year       Distributor               Firms
-----------   -------------------   --------------------
2011             $1,101,222,893              $0
2010             $  619,025,695              $0
2009             $  444,678,204              $0

Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.

As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms during 2011 ranged from $0 to $25,311,993.* The amount of commissions paid to selected selling firms during 2011 ranged from $600 to $84,886,349. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2011 ranged from $600 to $87,026,602.*

* For purposes of calculating this range, the additional compensation (non-commission) amounts received by a selling firm includes additional compensation received by the firm for the sale of insurance products issued by our affiliates First MetLife Investors Insurance Company, MetLife Investors Insurance Company and MetLife Insurance Company of Connecticut.

The following list sets forth the names of selling firms that received additional compensation in 2011 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts). The selling firms are listed in alphabetical order.

Ameriprise Financial Services, Inc.
AXA Advisors, LLC
BBVA Compass Investment Solutions, Inc.
Capital Investments Group, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Essex National Securities, Inc.
FSC Securities Corporation
First Allied Securities, Inc.
First Tennessee Brokerage, Inc.
Founders Financial Securities, LLC
H. D. Vest Investment Securities, Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
ING Financial Partners, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott, LLC
Key Investment Services LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
LPL Financial LLC
M&T Securities, Inc.
Merrill Lynch, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley Smith Barney, LLC
National Planning Corporation
NEXT Financial Group
NFP Securities, Inc.
PFS Investments Inc.
PNC Investments LLC
ProEquities, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Wealth Management
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Sammons Securities Company, LLC
Securities America, Inc.
Sigma Financial Corporation
Stifel, Nicolaus & Company, Incorporated
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
U.S. Bancorp Investments, Inc.
United Planners' Financial Services of America
ValMark Securities, Inc.
Wall Street Financial Group, Inc.
Walnut Street Securities, Inc.

Wells Fargo Advisors, LLC
Wells Fargo Advisors Financial Network, LLC
Woodbury Financial Services, Inc.

There are other broker dealers who receive compensation for servicing our contracts, and the Account Value of the contracts or the amount of added Purchase Payments received may be included in determining their additional compensation, if any.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

The amount of the withdrawal charge on the contracts may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the withdrawal charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.

2. The total amount of Purchase Payments to be received will be considered. Per contract sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

3. Any prior or existing relationship with the Company will be considered. Per contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the contract with fewer sales contacts.

4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the withdrawal charge.

The withdrawal charge may be eliminated when the contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the withdrawal charge be permitted where the reduction or elimination will be unfairly discriminatory to any person. In lieu of a withdrawal charge waiver, we may provide an Account Value credit.

CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an Investment Portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the Separate Account product charges (including death benefit rider charges), the expenses for the underlying Investment Portfolio being advertised and any applicable account fee, withdrawal charges and/or GWB rider charge. For purposes of calculating performance information, the GWB rider charge is currently reflected as a percentage of Account Value. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 Purchase Payment, and deducting any applicable account fee and any applicable sales charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 Purchase Payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

     P (1 + T)n = ERV

Where:

     P = a hypothetical initial payment of $1,000

     T = average annual total return
     n = number of years

     ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of a withdrawal charge or GWB rider charge. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each Investment Portfolio will fluctuate over time, and any presentation of the Investment Portfolio's total return for any period should not be considered as a representation of what an investment may earn or what the total return may be in any future period.

HISTORICAL UNIT VALUES

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Investment Portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of thousands of investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

ANNUITY PROVISIONS

VARIABLE ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount in proportion to the amount that the net investment factor exceeds the assumed investment return selected.

The Adjusted Contract Value (the Account Value, less any applicable premium taxes, account fee, and any prorated rider charge) will be applied to the applicable Annuity Table to determine the first Annuity Payment. The Adjusted Contract Value is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. The dollar amount of the first variable Annuity Payment is determined as follows:
The first variable Annuity Payment will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate variable Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase for the assumed investment return and Annuity Option elected. If, as of the annuity calculation date, the then current variable Annuity Option rates applicable to this class of contracts provide a first Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.

The dollar amount of variable Annuity Payments after the first payment is determined as follows:

1. the dollar amount of the first variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Investment Portfolio as of the annuity calculation date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units for each applicable Investment Portfolio remains fixed during the annuity period, unless you transfer values from the Investment Portfolio to another Investment Portfolio;

2. the fixed number of Annuity Units per payment in each Investment Portfolio is multiplied by the Annuity Unit value for that Investment Portfolio for the Business Day for which the Annuity Payment is being calculated. This result is the dollar amount of the payment for each applicable Investment Portfolio, less any account fee. The account fee will be deducted pro rata out of each Annuity Payment.

The total dollar amount of each variable Annuity Payment is the sum of all Investment Portfolio variable Annuity Payments.

ANNUITY UNIT -- The initial Annuity Unit value for each Investment Portfolio of the Separate Account was set by us.

The subsequent Annuity Unit value for each Investment Portfolio is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the Investment Portfolio for the current Business Day and multiplying the result by a factor for each day since the last Business Day which represents the daily equivalent of the AIR you elected.

(1) the dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the Annuity Payment period.

(2) the fixed number of Annuity Units is multiplied by the Annuity Unit value for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.

NET INVESTMENT FACTOR -- The net investment factor for each Investment Portfolio is determined by dividing A by B and multiplying by (1-C) where:

A is (i) the net asset value per share of the portfolio at the end of the current Business Day; plus

     (ii) any dividend or capital gains per share declared on behalf of such portfolio that has an ex-dividend date as of the current Business Day.

B is the net asset value per share of the portfolio for the immediately preceding Business Day.

C is (i) the Separate Account product charges and for each day since the last Business Day. The daily charge is equal to the annual Separate Account product charges divided by 365; plus

     (ii) a charge factor, if any, for any taxes or any tax reserve we have established as a result of the operation of the Separate Account.

Transfers During the Annuity Phase:

..    You may not make a transfer from the fixed Annuity Option to the variable
     Annuity Option;

..    Transfers among the subaccounts will be made by converting the number of
     Annuity Units being transferred to the number of Annuity Units of the subaccount to which the transfer is made, so that the next Annuity Payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new Annuity Units; and

..    You may make a transfer from the variable Annuity Option to the fixed
     Annuity Option. The amount transferred from a subaccount of the Separate Account will be equal to the product of "(a)" multiplied by "(b)" multiplied by "(c)", where (a) is the number of Annuity Units representing your interest in the subaccount per Annuity Payment; (b) is the Annuity Unit value for the subaccount; and (c) is the present value of $1.00 per payment period for the remaining annuity benefit period based on the attained age of the Annuitant at the time of transfer, calculated using the same actuarial basis as the variable annuity rates applied on the Annuity Date for the Annuity Option elected. Amounts transferred to the fixed Annuity Option will be applied under the Annuity Option elected at the attained age of the Annuitant at the time of the transfer using the fixed Annuity Option table. If at the time of transfer, the then current fixed Annuity Option rates applicable to this class of contracts provide a greater payment, the greater payment will be made. All amounts and Annuity Unit values will be determined as of the end of the Business Day on which the Company receives a notice.

FIXED ANNUITY

A fixed annuity is a series of payments made during the Annuity Phase which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The Adjusted Contract Value on the day immediately preceding the Annuity Date will be used to determine the fixed annuity monthly payment. The monthly Annuity Payment will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.

MORTALITY AND EXPENSE GUARANTEE

The Company guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

LEGAL OR REGULATORY RESTRICTIONS ON TRANSACTIONS

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to block a contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making Annuity Payments until instructions are received from the appropriate regulator.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

DIVERSIFICATION. In order for your Non-Qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. However, the tax law concerning these rules is subject to change and to different interpretations. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract Owners of gains under their contracts. Consult your tax adviser prior to purchase.

If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the Separate Accounts investing in the underlying fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract Owners, including losing the benefit of tax deferral.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an Owner of the contract (or on the death of, or change in, any primary Annuitant where the contract is owned by a non-natural person). Specifically, Section 72(s) requires that: (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death.

The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom Ownership of the contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS. Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA Owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more Owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e., determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the Account Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your tax adviser as to how these rules affect your contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual Beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the Beneficiary is the surviving spouse which allow the spouse to assume the contract as Owner. Alternative rules permit a spousal Beneficiary under a Qualified Contract, including an IRA, to defer the required minimum distribution ("RMD") requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

For RMDs after the death of the contract Owner, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract Owner who died in 2007, the five-year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

CONDENSED FINANCIAL INFORMATION

The following charts list the Condensed Financial Information (the accumulation unit value information for the accumulation units outstanding) for contracts issued as of December 31, 2011. See "Purchase - Accumulation Units" in the prospectus for information on how accumulation unit values are calculated. The charts present accumulation unit values based upon which riders you select. The charts are in addition to the charts in the prospectus.

1.50% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO V.I. GLOBAL REAL ESTATE SUB-ACCOUNT
   06/01/2007 to 12/31/2007                                                         11.105873        9.610993       33,557.6113
   01/01/2008 to 12/31/2008                                                          9.610993        5.233377      102,905.4990
   01/01/2009 to 12/31/2009                                                          5.233377        6.758705      162,188.4200
   01/01/2010 to 12/31/2010                                                          6.758705        7.805950      282,943.5392
   01/01/2011 to 12/31/2011                                                          7.805950        7.172604      497,219.1652
INVESCO V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
   06/01/2007 to 12/31/2007                                                         29.131907       29.283001       74,328.0478
   01/01/2008 to 12/31/2008                                                         29.283001       17.154630      391,037.7999
   01/01/2009 to 12/31/2009                                                         17.154630       22.799138      805,917.6300
   01/01/2010 to 12/31/2010                                                         22.799138       25.291732    1,258,774.3360
   01/01/2011 to 12/31/2011                                                         25.291732       23.173700    1,906,527.4457
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME SUB-ACCOUNT (SERIES II)
   (FORMERLY THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - VAN KAMPEN UIF EQUITY AND INCOME SUB-ACCOUNT (CLASS II))
   06/01/2007 to 12/31/2007                                                         15.991975       15.229567    2,700,706.2411
   01/01/2008 to 12/31/2008                                                         15.229567       11.599483    3,218,637.8266
   01/01/2009 to 12/31/2009                                                         11.599483       13.996487    4,609,836.6200
   01/01/2010 to 12/31/2010                                                         13.996487       15.447100    5,844,985.9366
   01/01/2011 to 12/31/2011                                                         15.447100       15.019789    7,490,541.4534
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME SUB-ACCOUNT (SERIES II)
   (FORMERLY VAN KAMPEN LIFE INVESTMENT TRUST - VAN KAMPEN LIT GROWTH AND INCOME SUB-ACCOUNT (CLASS II))
   06/01/2007 to 12/31/2007                                                         15.496513       14.332350      901,368.2449
   01/01/2008 to 12/31/2008                                                         14.332350        9.570657    1,502,041.5173
   01/01/2009 to 12/31/2009                                                          9.570657       11.701211    2,560,126.4000
   01/01/2010 to 12/31/2010                                                         11.701211       12.932462    3,518,683.9710
   01/01/2011 to 12/31/2011                                                         12.932462       12.452165    4,762,442.6179

1.50% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE SUB-ACCOUNT (SERIES II)
   (FORMERLY THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT (CLASS II))
   06/01/2007 to 12/31/2007                                                         11.685060       10.984276       47,116.1543
   01/01/2008 to 12/31/2008                                                         10.984276        6.338311      255,906.9780
   01/01/2009 to 12/31/2009                                                          6.338311        8.689076      452,585.9000
   01/01/2010 to 12/31/2010                                                          8.689076       10.458488      753,078.0905
   01/01/2011 to 12/31/2011                                                         10.458488       10.388246    1,266,611.8984
AMERICAN FUNDS INSURANCE SERIES(R)
AMERICAN FUNDS BOND SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                         15.620612       15.686957       73,710.0820
   01/01/2008 to 12/31/2008                                                         15.686957       14.008187      376,159.6719
   01/01/2009 to 12/31/2009                                                         14.008187       15.539197      865,624.9400
   01/01/2010 to 12/31/2010                                                         15.539197       16.294392    1,304,424.3418
   01/01/2011 to 12/31/2011                                                         16.294392       17.032201    1,651,499.5613
AMERICAN FUNDS GLOBAL GROWTH SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                         28.254422       29.015128      424,687.2766
   01/01/2008 to 12/31/2008                                                         29.015128       17.609165      787,542.1634
   01/01/2009 to 12/31/2009                                                         17.609165       24.685579    1,054,741.5400
   01/01/2010 to 12/31/2010                                                         24.685579       27.174697    1,347,501.6327
   01/01/2011 to 12/31/2011                                                         27.174697       24.391985    1,624,466.3872
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                         34.703961       34.997813       34,965.6485
   01/01/2008 to 12/31/2008                                                         34.997813       16.023138      230,040.2873
   01/01/2009 to 12/31/2009                                                         16.023138       25.460118      390,127.4800
   01/01/2010 to 12/31/2010                                                         25.460118       30.703147      529,585.9097
   01/01/2011 to 12/31/2011                                                         30.703147       24.456125      726,668.6583
AMERICAN FUNDS GROWTH SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                        173.153759      172.441755      169,394.0165
   01/01/2008 to 12/31/2008                                                        172.441755       95.172443      347,976.8550
   01/01/2009 to 12/31/2009                                                         95.172443      130.706488      560,224.6100
   01/01/2010 to 12/31/2010                                                        130.706488      152.815675      721,234.5594
   01/01/2011 to 12/31/2011                                                        152.815675      144.106404      848,626.8310
AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                        122.772952      117.200478      152,251.5616
   01/01/2008 to 12/31/2008                                                        117.200478       71.752703      245,720.6441
   01/01/2009 to 12/31/2009                                                         71.752703       92.767065      354,443.4500
   01/01/2010 to 12/31/2010                                                         92.767065      101.829179      441,152.6994
   01/01/2011 to 12/31/2011                                                        101.829179       98.480424      504,589.5690

1.50% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
VIP CONTRAFUND(R) SUB-ACCOUNT (SERVICE CLASS)
   06/01/2007 to 12/31/2007                                                         44.089264       46.847957       33,117.4963
   01/01/2008 to 12/31/2008                                                         46.847957       26.482056      267,233.8791
   01/01/2009 to 12/31/2009                                                         26.482056       35.391967      567,109.6600
   01/01/2010 to 12/31/2010                                                         35.391967       40.830398      866,249.3932
   01/01/2011 to 12/31/2011                                                         40.830398       39.163012    1,217,905.1533
VIP MID CAP SUB-ACCOUNT (SERVICE CLASS 2)
   06/01/2007 to 12/31/2007                                                         40.329047       40.822935      184,796.9702
   01/01/2008 to 12/31/2008                                                         40.822935       24.285647      422,245.3471
   01/01/2009 to 12/31/2009                                                         24.285647       33.434468      806,265.1100
   01/01/2010 to 12/31/2010                                                         33.434468       42.347733    1,196,494.8013
   01/01/2011 to 12/31/2011                                                         42.347733       37.190772    1,802,577.9496
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN INCOME SECURITIES SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                         47.435640       45.389592      439,726.9453
   01/01/2008 to 12/31/2008                                                         45.389592       31.451639      547,864.3760
   01/01/2009 to 12/31/2009                                                         31.451639       42.012274      729,628.6800
   01/01/2010 to 12/31/2010                                                         42.012274       46.632018      910,589.9999
   01/01/2011 to 12/31/2011                                                         46.632018       47.034525    1,042,790.4432
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                         10.246107        8.763209       57,883.7742
   01/01/2008 to 12/31/2008                                                          8.763209        5.782082      202,797.0287
   01/01/2009 to 12/31/2009                                                          5.782082        7.356725      494,336.3200
   01/01/2010 to 12/31/2010                                                          7.356725        9.292637      819,420.4662
   01/01/2011 to 12/31/2011                                                          9.292637        8.810314    1,445,557.6806
MUTUAL SHARES SECURITIES SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                         25.827453       23.943267      630,107.5257
   01/01/2008 to 12/31/2008                                                         23.943267       14.833109      820,093.2822
   01/01/2009 to 12/31/2009                                                         14.833109       18.418533    1,144,021.9300
   01/01/2010 to 12/31/2010                                                         18.418533       20.175704    1,382,919.2240
   01/01/2011 to 12/31/2011                                                         20.175704       19.668797    1,548,417.9474
TEMPLETON GLOBAL BOND SECURITIES SUB-ACCOUNT
   06/01/2007 to 12/31/2007                                                         12.087570       12.547746       54,976.2981
   01/01/2008 to 12/31/2008                                                         12.547746       13.127592      302,522.1659
   01/01/2009 to 12/31/2009                                                         13.127592       15.348221      685,891.4000
   01/01/2010 to 12/31/2010                                                         15.348221       17.304367    1,251,882.7727
   01/01/2011 to 12/31/2011                                                         17.304367       16.898904    2,145,674.9741

1.50% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
LEGG MASON CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS I)
   06/01/2007 to 12/31/2007                                                         14.446146       13.617269    2,128,036.2476
   01/01/2008 to 12/31/2008                                                         13.617269        7.993738    2,363,710.9257
   01/01/2009 to 12/31/2009                                                          7.993738       10.596835    2,607,042.4000
   01/01/2010 to 12/31/2010                                                         10.596835       13.050039    2,801,777.2686
   01/01/2011 to 12/31/2011                                                         13.050039       13.173773    3,078,813.7559
LEGG MASON CLEARBRIDGE VARIABLE APPRECIATION SUB-ACCOUNT (CLASS I)
   06/01/2007 to 12/31/2007                                                         33.754839       33.708989      654,054.5286
   01/01/2008 to 12/31/2008                                                         33.708989       23.471944      758,215.7347
   01/01/2009 to 12/31/2009                                                         23.471944       28.236210    1,103,363.7300
   01/01/2010 to 12/31/2010                                                         28.236210       31.328039    1,519,379.6880
   01/01/2011 to 12/31/2011                                                         31.328039       31.666239    1,982,321.3644
LEGG MASON CLEARBRIDGE VARIABLE EQUITY INCOME BUILDER SUB-ACCOUNT (CLASS II)
   11/12/2007 to 12/31/2007                                                         14.661516       14.965870      178,999.6648
   01/01/2008 to 12/31/2008                                                         14.965870        9.588519      409,674.6433
   01/01/2009 to 12/31/2009                                                          9.588519       11.583598      815,464.0600
   01/01/2010 to 12/31/2010                                                         11.583598       12.793918    1,116,200.6179
   01/01/2011 to 12/31/2011                                                         12.793918       13.575652    1,519,847.6946
LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL ALL CAP VALUE SUB-ACCOUNT (CLASS I)
   06/01/2007 to 12/31/2007                                                         37.774716       35.058950      691,438.9220
   01/01/2008 to 12/31/2008                                                         35.058950       21.903014      754,612.0832
   01/01/2009 to 12/31/2009                                                         21.903014       27.911532      823,740.3200
   01/01/2010 to 12/31/2010                                                         27.911532       32.061790      894,325.9675
   01/01/2011 to 12/31/2011                                                         32.061790       29.628299      939,662.3568
LEGG MASON VARIABLE LIFESTYLE ALLOCATION 50% SUB-ACCOUNT
   05/03/2010 to 12/31/2010                                                         16.046143       16.966186      207,846.3981
   01/01/2011 to 12/31/2011                                                         16.966186       16.910059      354,939.0241
LEGG MASON VARIABLE LIFESTYLE ALLOCATION 85% SUB-ACCOUNT
   06/01/2007 to 12/31/2007                                                         16.385746       15.458245      216,103.7206
   01/01/2008 to 12/31/2008                                                         15.458245        9.529688      721,004.0867
   01/01/2009 to 12/31/2009                                                          9.529688       12.436637    1,092,468.8600
   01/01/2010 to 12/31/2010                                                         12.436637       14.174869    1,277,213.9188
   01/01/2011 to 12/31/2011                                                         14.174869       13.641752    1,419,336.3267

1.50% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH SUB-ACCOUNT (CLASS I)
   06/01/2007 to 12/31/2007                                                         14.673620       14.409486       71,717.4425
   01/01/2008 to 12/31/2008                                                         14.409486        8.415694      155,048.4932
   01/01/2009 to 12/31/2009                                                          8.415694       11.836558      312,136.5500
   01/01/2010 to 12/31/2010                                                         11.836558       14.596914      449,281.5538
   01/01/2011 to 12/31/2011                                                         14.596914       14.579426      605,314.5437
LEGG MASON PARTNERS VARIABLE INCOME TRUST
LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND SUB-ACCOUNT (CLASS I)
   06/01/2007 to 12/31/2007                                                         17.235934       16.326966      492,150.9948
   01/01/2008 to 12/31/2008                                                         16.326966       11.125682      464,594.9963
   01/01/2009 to 12/31/2009                                                         11.125682       17.049176      508,386.9400
   01/01/2010 to 12/31/2010                                                         17.049176       19.301473      609,062.1339
   01/01/2011 to 12/31/2011                                                         19.301473       19.340355      746,857.2868
MET INVESTORS SERIES TRUST
INVESCO SMALL CAP GROWTH SUB-ACCOUNT
   06/01/2007 to 12/31/2007                                                         16.591667       15.957165      712,915.0942
   01/01/2008 to 12/31/2008                                                         15.957165        9.631096      686,333.4262
   01/01/2009 to 12/31/2009                                                          9.631096       12.696435      725,972.8200
   01/01/2010 to 12/31/2010                                                         12.696435       15.782371      733,793.5089
   01/01/2011 to 12/31/2011                                                         15.782371       15.379785    1,022,953.0961
LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
   05/02/2011 to 12/31/2011                                                          8.419433        7.626325    2,140,375.6815
LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
   (FORMERLY LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B))
   06/01/2007 to 12/31/2007                                                         12.013875       10.338948      343,368.8306
   01/01/2008 to 12/31/2008                                                         10.338948        4.622100    1,172,425.6819
   01/01/2009 to 12/31/2009                                                          4.622100        6.282167    1,548,555.4900
   01/01/2010 to 12/31/2010                                                          6.282167        6.642605    1,716,221.8393
   01/01/2011 to 04/29/2011                                                          6.642605        7.060846            0.0000
MET/TEMPLETON GROWTH SUB-ACCOUNT (CLASS B)
   05/03/2010 to 12/31/2010                                                         13.612355       14.241746       58,815.3887
   01/01/2011 to 12/31/2011                                                         14.241746       13.062475      702,783.3076

1.50% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
MET/TEMPLETON GROWTH SUB-ACCOUNT (CLASS B)
   (FORMERLY FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - TEMPLETON GROWTH SECURITIES SUB-ACCOUNT (CLASS 2))
   06/01/2007 to 12/31/2007                                                         19.999806       18.836352      449,253.2704
   01/01/2008 to 12/31/2008                                                         18.836352       10.701719      596,545.0521
   01/01/2009 to 12/31/2009                                                         10.701719       13.821411      810,857.3700
   01/01/2010 to 12/31/2010                                                         13.821411       14.622522      832,841.9252
   01/01/2011 to 04/29/2011                                                         14.622522       16.309009            0.0000
MFS(R) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
   06/01/2007 to 12/31/2007                                                         11.714194       14.092068      222,274.4968
   01/01/2008 to 12/31/2008                                                         14.092068        6.172943      573,951.4555
   01/01/2009 to 12/31/2009                                                          6.172943       10.273766    1,124,457.4500
   01/01/2010 to 12/31/2010                                                         10.273766       12.515157    1,824,961.8202
   01/01/2011 to 12/31/2011                                                         12.515157       10.023099    2,738,699.0357
MFS(R) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
   06/01/2007 to 12/31/2007                                                         17.506936       17.827392      981,756.7932
   01/01/2008 to 12/31/2008                                                         17.827392       10.121297    1,102,778.8241
   01/01/2009 to 12/31/2009                                                         10.121297       13.117935    1,248,072.5200
   01/01/2010 to 12/31/2010                                                         13.117935       14.396532    1,361,449.3782
   01/01/2011 to 12/31/2011                                                         14.396532       12.663042    1,432,480.6677
MORGAN STANLEY MID CAP GROWTH SUB-ACCOUNT (CLASS B)
   06/01/2007 to 12/31/2007                                                         12.353413       12.999819       80,600.8571
   01/01/2008 to 12/31/2008                                                         12.999819        6.818674      371,606.3231
   01/01/2009 to 12/31/2009                                                          6.818674       10.564235      789,898.2700
   01/01/2010 to 12/31/2010                                                         10.564235       13.746326    1,088,751.5032
   01/01/2011 to 12/31/2011                                                         13.746326       12.604693    1,787,586.4351
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
   06/01/2007 to 12/31/2007                                                          9.951851       10.271393    2,041,909.8369
   01/01/2008 to 12/31/2008                                                         10.271393        5.469755    2,032,539.1654
   01/01/2009 to 12/31/2009                                                          5.469755        7.743159    1,892,876.1200
   01/01/2010 to 12/31/2010                                                          7.743159        8.344698    1,839,185.2455
   01/01/2011 to 12/31/2011                                                          8.344698        8.107217    1,754,395.1770
PIONEER FUND SUB-ACCOUNT (CLASS A)
   06/01/2007 to 12/31/2007                                                         21.270403       20.107934      107,741.5402
   01/01/2008 to 12/31/2008                                                         20.107934       13.303436      301,094.5251
   01/01/2009 to 12/31/2009                                                         13.303436       16.235598      906,565.2000
   01/01/2010 to 12/31/2010                                                         16.235598       18.588559    1,579,229.6415
   01/01/2011 to 12/31/2011                                                         18.588559       17.479626    2,417,545.9157

1.50% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
PIONEER STRATEGIC INCOME SUB-ACCOUNT (CLASS A)
   06/01/2007 to 12/31/2007                                                         19.307089       19.934673    1,126,454.2201
   01/01/2008 to 12/31/2008                                                         19.934673       17.527708    1,721,868.9017
   01/01/2009 to 12/31/2009                                                         17.527708       22.980047    2,720,519.5100
   01/01/2010 to 12/31/2010                                                         22.980047       25.394296    3,866,966.6869
   01/01/2011 to 12/31/2011                                                         25.394296       25.925019    5,224,065.0824
VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   05/04/2009 to 12/31/2009                                                          7.248246        9.050430    2,906,668.4200
   01/01/2010 to 12/31/2010                                                          9.050430       10.242106    3,428,373.7229
   01/01/2011 to 12/31/2011                                                         10.242106        9.942277    3,869,390.2064
VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   (FORMERLY VAN KAMPEN LIFE INVESTMENT TRUST - VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT (CLASS II))
   06/01/2007 to 12/31/2007                                                         16.696825       14.891154    1,300,816.8174
   01/01/2008 to 12/31/2008                                                         14.891154        9.416936    1,594,351.7490
   01/01/2009 to 05/01/2009                                                          9.416936        9.136104            0.0000
METROPOLITAN SERIES FUND, INC.
BLACKROCK LEGACY LARGE CAP GROWTH SUB-ACCOUNT (CLASS A)
   05/04/2009 to 12/31/2009                                                         10.476109       13.202115       60,546.7600
   01/01/2010 to 12/31/2010                                                         13.202115       15.583393       55,023.3090
   01/01/2011 to 12/31/2011                                                         15.583393       13.978448       46,824.6923
BLACKROCK LEGACY LARGE CAP GROWTH SUB-ACCOUNT (CLASS A)
   (FORMERLY MET INVESTORS SERIES TRUST - MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS A))
   06/01/2007 to 12/31/2007                                                         16.202871       16.101595       32,950.9010
   01/01/2008 to 12/31/2008                                                         16.101595        9.097531       50,625.9949
   01/01/2009 to 05/01/2009                                                          9.097531        8.649652            0.0000
BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS E)
   05/03/2010 to 12/31/2010                                                         13.529192       13.395302    1,056,588.1683
   01/01/2011 to 12/31/2011                                                         13.395302       13.196406    1,224,035.3301
BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS E)
   (FORMERLY LEGG MASON PARTNERS VARIABLE INCOME TRUST - LEGG MASON WESTERN ASSET VARIABLE MONEY MARKET SUB-ACCOUNT)
   06/01/2007 to 12/31/2007                                                         13.370454       13.625588    1,027,462.5952
   01/01/2008 to 12/31/2008                                                         13.625588       13.771720    1,645,786.4151
   01/01/2009 to 12/31/2009                                                         13.771720       13.597020    1,183,740.8700
   01/01/2010 to 04/30/2010                                                         13.597020       13.530860            0.0000

1.50% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
OPPENHEIMER GLOBAL EQUITY SUB-ACCOUNT (CLASS B)
   06/01/2007 to 12/31/2007                                                         20.867510       20.008676      125,791.6470
   01/01/2008 to 12/31/2008                                                         20.008676       11.715866      161,990.0578
   01/01/2009 to 12/31/2009                                                         11.715866       16.135099      164,440.7400
   01/01/2010 to 12/31/2010                                                         16.135099       18.426604      154,110.6685
   01/01/2011 to 12/31/2011                                                         18.426604       16.626982      140,264.7059
WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
   06/01/2007 to 12/31/2007                                                         15.989609       16.377312      269,307.2655
   01/01/2008 to 12/31/2008                                                         16.377312       16.046974      536,344.0675
   01/01/2009 to 12/31/2009                                                         16.046974       16.453082      923,869.7500
   01/01/2010 to 12/31/2010                                                         16.453082       17.098382    1,416,325.5878
   01/01/2011 to 12/31/2011                                                         17.098382       17.731455    1,981,975.4953
OPPENHEIMER VARIABLE ACCOUNT FUNDS
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA CLASS (SERVICE SHARES)
   (FORMERLY OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA SUB-ACCOUNT (SERVICE SHARES))
   07/13/2007 to 12/31/2007                                                         19.481583       16.849721       93,288.6996
   01/01/2008 to 12/31/2008                                                         16.849721       10.289949      447,608.7535
   01/01/2009 to 12/31/2009                                                         10.289949       13.875444      899,262.1800
   01/01/2010 to 12/31/2010                                                         13.875444       16.820570    1,211,771.9544
   01/01/2011 to 12/31/2011                                                         16.820570       16.175760    1,467,443.3584
PIONEER VARIABLE CONTRACTS TRUST
PIONEER MID CAP VALUE VCT SUB-ACCOUNT (CLASS II)
   06/01/2007 to 12/31/2007                                                         36.580105       33.083240      157,281.3772
   01/01/2008 to 12/31/2008                                                         33.083240       21.587248      241,423.7534
   01/01/2009 to 12/31/2009                                                         21.587248       26.638121      310,004.8200
   01/01/2010 to 12/31/2010                                                         26.638121       30.937182      365,965.1989
   01/01/2011 to 12/31/2011                                                         30.937182       28.697248      444,936.0481
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
VAN KAMPEN UIF U.S. REAL ESTATE SUB-ACCOUNT (CLASS I)
   06/01/2007 to 12/31/2007                                                         31.886672       24.666676      481,513.9527
   01/01/2008 to 12/31/2008                                                         24.666676       15.089759      569,118.0022
   01/01/2009 to 12/31/2009                                                         15.089759       19.079756      687,918.5200
   01/01/2010 to 12/31/2010                                                         19.079756       24.427670      676,191.2161
   01/01/2011 to 12/31/2011                                                         24.427670       25.489341      768,548.9176

1.60% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO V.I. GLOBAL REAL ESTATE SUB-ACCOUNT
   06/01/2007 to 12/31/2007                                                         11.100281        9.600539        6,586.0863
   01/01/2008 to 12/31/2008                                                          9.600539        5.222427        5,999.0797
   01/01/2009 to 12/31/2009                                                          5.222427        6.737821       16,587.5100
   01/01/2010 to 12/31/2010                                                          6.737821        7.774066       27,181.6324
   01/01/2011 to 12/31/2011                                                          7.774066        7.136180       31,483.7769
INVESCO V.I. INTERNATIONAL GROWTH SUB-ACCOUNT
   06/01/2007 to 12/31/2007                                                         28.724535       28.856664       11,445.2329
   01/01/2008 to 12/31/2008                                                         28.856664       16.887895       34,075.3168
   01/01/2009 to 12/31/2009                                                         16.887895       22.422216       51,599.1800
   01/01/2010 to 12/31/2010                                                         22.422216       24.848774       73,357.6213
   01/01/2011 to 12/31/2011                                                         24.848774       22.745114      110,234.9538
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME SUB-ACCOUNT (SERIES II)
   (FORMERLY THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - VAN KAMPEN UIF EQUITY AND INCOME SUB-ACCOUNT (CLASS II))
   06/01/2007 to 12/31/2007                                                         15.926782       15.158633       42,888.2355
   01/01/2008 to 12/31/2008                                                         15.158633       11.533869      112,680.6979
   01/01/2009 to 12/31/2009                                                         11.533869       13.903411      222,891.9600
   01/01/2010 to 12/31/2010                                                         13.903411       15.329056      294,803.3927
   01/01/2011 to 12/31/2011                                                         15.329056       14.890146      446,204.6204
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME SUB-ACCOUNT (SERIES II)
   (FORMERLY VAN KAMPEN LIFE INVESTMENT TRUST - VAN KAMPEN LIT GROWTH AND INCOME SUB-ACCOUNT (CLASS II))
   06/01/2007 to 12/31/2007                                                         27.507180       25.425877       19,384.9622
   01/01/2008 to 12/31/2008                                                         25.425877       16.961481       54,087.5404
   01/01/2009 to 12/31/2009                                                         16.961481       20.716606       87,747.6800
   01/01/2010 to 12/31/2010                                                         20.716606       22.873636      128,522.0594
   01/01/2011 to 12/31/2011                                                         22.873636       22.002166      162,258.9539
INVESCO VAN KAMPEN V.I. MID CAP VALUE SUB-ACCOUNT (SERIES II)
   (FORMERLY THE UNIVERSAL INSTITUTIONAL FUNDS, INC. - VAN KAMPEN UIF U.S. MID CAP VALUE SUB-ACCOUNT (CLASS II))
   06/01/2007 to 12/31/2007                                                         11.679113       10.972277        6,195.8623
   01/01/2008 to 12/31/2008                                                         10.972277        6.325023       27,966.5601
   01/01/2009 to 12/31/2009                                                          6.325023        8.662198       35,242.2200
   01/01/2010 to 12/31/2010                                                          8.662198       10.415731       45,778.8061
   01/01/2011 to 12/31/2011                                                         10.415731       10.335456       80,728.5048

1.60% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
AMERICAN FUNDS INSURANCE SERIES(R)
AMERICAN FUNDS BOND SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                         15.463752       15.520371        7,976.4697
   01/01/2008 to 12/31/2008                                                         15.520371       13.845537       22,941.4967
   01/01/2009 to 12/31/2009                                                         13.845537       15.343431       54,213.2000
   01/01/2010 to 12/31/2010                                                         15.343431       16.073040       79,165.8013
   01/01/2011 to 12/31/2011                                                         16.073040       16.784089      104,120.9165
AMERICAN FUNDS GLOBAL GROWTH SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                         27.970670       28.706979       12,032.6216
   01/01/2008 to 12/31/2008                                                         28.706979       17.404655       34,064.1608
   01/01/2009 to 12/31/2009                                                         17.404655       24.374512       47,263.9300
   01/01/2010 to 12/31/2010                                                         24.374512       26.805481       67,635.3248
   01/01/2011 to 12/31/2011                                                         26.805481       24.036566       86,439.4093
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                         34.389818       34.660775        6,104.5591
   01/01/2008 to 12/31/2008                                                         34.660775       15.852873       17,358.4207
   01/01/2009 to 12/31/2009                                                         15.852873       25.164423       26,752.7300
   01/01/2010 to 12/31/2010                                                         25.164423       30.316276       35,517.6198
   01/01/2011 to 12/31/2011                                                         30.316276       24.123856       42,097.1389
AMERICAN FUNDS GROWTH SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                        169.161554      168.367642        5,164.3769
   01/01/2008 to 12/31/2008                                                        168.367642       92.830501       18,776.2018
   01/01/2009 to 12/31/2009                                                         92.830501      127.362768       31,849.9300
   01/01/2010 to 12/31/2010                                                        127.362768      148.757722       42,869.6973
   01/01/2011 to 12/31/2011                                                        148.757722      140.139812       52,768.4923
AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                        119.942784      114.431939        2,291.5023
   01/01/2008 to 12/31/2008                                                        114.431939       69.987358       14,748.3575
   01/01/2009 to 12/31/2009                                                         69.987358       90.394289       27,268.2500
   01/01/2010 to 12/31/2010                                                         90.394289       99.125555       36,597.7565
   01/01/2011 to 12/31/2011                                                         99.125555       95.770102       40,596.0464
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
VIP CONTRAFUND(R) SUB-ACCOUNT (SERVICE CLASS)
   06/01/2007 to 12/31/2007                                                         43.544689       46.242310        4,883.5581
   01/01/2008 to 12/31/2008                                                         46.242310       26.113424       22,874.0653
   01/01/2009 to 12/31/2009                                                         26.113424       34.864434       32,990.5400
   01/01/2010 to 12/31/2010                                                         34.864434       40.181658       52,559.0859
   01/01/2011 to 12/31/2011                                                         40.181658       38.502322       76,153.6370

1.60% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
VIP MID CAP SUB-ACCOUNT (SERVICE CLASS 2)
   06/01/2007 to 12/31/2007                                                         39.990779       40.456907        7,136.8052
   01/01/2008 to 12/31/2008                                                         40.456907       24.043718       23,937.2823
   01/01/2009 to 12/31/2009                                                         24.043718       33.068339       38,476.5300
   01/01/2010 to 12/31/2010                                                         33.068339       41.842204       61,465.9416
   01/01/2011 to 12/31/2011                                                         41.842204       36.710130      100,666.9336
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN INCOME SECURITIES SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                         46.573685       44.538809        5,725.6659
   01/01/2008 to 12/31/2008                                                         44.538809       30.831141       14,199.1032
   01/01/2009 to 12/31/2009                                                         30.831141       41.142311       21,340.4100
   01/01/2010 to 12/31/2010                                                         41.142311       45.620796       29,387.1588
   01/01/2011 to 12/31/2011                                                         45.620796       45.968701       43,309.7107
FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                         10.245799        8.757826        6,120.0630
   01/01/2008 to 12/31/2008                                                          8.757826        5.772724       23,370.5566
   01/01/2009 to 12/31/2009                                                          5.772724        7.337474       41,885.4700
   01/01/2010 to 12/31/2010                                                          7.337474        9.259070       57,738.4084
   01/01/2011 to 12/31/2011                                                          9.259070        8.769731       92,874.9079
MUTUAL SHARES SECURITIES SUB-ACCOUNT (CLASS 2)
   06/01/2007 to 12/31/2007                                                         25.556001       23.677788        7,537.6307
   01/01/2008 to 12/31/2008                                                         23.677788       14.653907       21,113.7426
   01/01/2009 to 12/31/2009                                                         14.653907       18.177837       28,836.3500
   01/01/2010 to 12/31/2010                                                         18.177837       19.892165       39,741.3573
   01/01/2011 to 12/31/2011                                                         19.892165       19.373038       41,006.9942
TEMPLETON GLOBAL BOND SECURITIES SUB-ACCOUNT
   06/01/2007 to 12/31/2007                                                         11.986393       12.435459        1,533.8094
   01/01/2008 to 12/31/2008                                                         12.435459       12.997081       14,979.4289
   01/01/2009 to 12/31/2009                                                         12.997081       15.180454       31,425.0100
   01/01/2010 to 12/31/2010                                                         15.180454       17.098129       61,140.0669
   01/01/2011 to 12/31/2011                                                         17.098129       16.680854      113,770.4242
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
LEGG MASON CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS I)
   06/01/2007 to 12/31/2007                                                         14.373103       13.540508       29,124.6119
   01/01/2008 to 12/31/2008                                                         13.540508        7.940688       73,924.1231
   01/01/2009 to 12/31/2009                                                          7.940688       10.515990      102,695.3800
   01/01/2010 to 12/31/2010                                                         10.515990       12.937554      117,219.8832
   01/01/2011 to 12/31/2011                                                         12.937554       13.047195      128,396.0043

1.60% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
LEGG MASON CLEARBRIDGE VARIABLE APPRECIATION SUB-ACCOUNT (CLASS I)
   06/01/2007 to 12/31/2007                                                         33.231726       33.167224        7,951.5273
   01/01/2008 to 12/31/2008                                                         33.167224       23.071516       27,205.1846
   01/01/2009 to 12/31/2009                                                         23.071516       27.726770       47,573.3100
   01/01/2010 to 12/31/2010                                                         27.726770       30.732103       73,558.1069
   01/01/2011 to 12/31/2011                                                         30.732103       31.032899       99,131.9116
LEGG MASON CLEARBRIDGE VARIABLE EQUITY INCOME BUILDER SUB-ACCOUNT (CLASS II)
   11/12/2007 to 12/31/2007                                                         14.586685       14.887486            0.0000
   01/01/2008 to 12/31/2008                                                         14.887486        9.528721       17,295.0246
   01/01/2009 to 12/31/2009                                                          9.528721       11.499858       55,487.2300
   01/01/2010 to 12/31/2010                                                         11.499858       12.688748       72,240.6765
   01/01/2011 to 12/31/2011                                                         12.688748       13.450635       84,241.9434
LEGG MASON CLEARBRIDGE VARIABLE FUNDAMENTAL ALL CAP VALUE SUB-ACCOUNT (CLASS I)
   06/01/2007 to 12/31/2007                                                         37.268480       34.568918       13,800.4341
   01/01/2008 to 12/31/2008                                                         34.568918       21.575166       19,448.4631
   01/01/2009 to 12/31/2009                                                         21.575166       27.466266       33,512.0900
   01/01/2010 to 12/31/2010                                                         27.466266       31.518820       38,861.1643
   01/01/2011 to 12/31/2011                                                         31.518820       29.097478       46,296.6108
LEGG MASON VARIABLE LIFESTYLE ALLOCATION 50% SUB-ACCOUNT
   05/03/2010 to 12/31/2010                                                         15.835070       16.731921        3,348.6930
   01/01/2011 to 12/31/2011                                                         16.731921       16.659942        9,412.4544
LEGG MASON VARIABLE LIFESTYLE ALLOCATION 85% SUB-ACCOUNT
   06/01/2007 to 12/31/2007                                                         16.217535       15.290627       15,682.9362
   01/01/2008 to 12/31/2008                                                         15.290627        9.416886       27,001.4136
   01/01/2009 to 12/31/2009                                                          9.416886       12.277148       30,381.4600
   01/01/2010 to 12/31/2010                                                         12.277148       13.979120       47,221.4921
   01/01/2011 to 12/31/2011                                                         13.979120       13.439946       82,896.2159
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH SUB-ACCOUNT (CLASS I)
   06/01/2007 to 12/31/2007                                                         14.599430       14.328264        2,797.2503
   01/01/2008 to 12/31/2008                                                         14.328264        8.359846        3,405.0854
   01/01/2009 to 12/31/2009                                                          8.359846       11.746257        4,288.2100
   01/01/2010 to 12/31/2010                                                         11.746257       14.471096        9,730.5747
   01/01/2011 to 12/31/2011                                                         14.471096       14.439341       22,826.7537

1.60% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
LEGG MASON PARTNERS VARIABLE INCOME TRUST
LEGG MASON WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND SUB-ACCOUNT (CLASS I)
   06/01/2007 to 12/31/2007                                                         17.079979       16.169795        7,749.3124
   01/01/2008 to 12/31/2008                                                         16.169795       11.007525        8,223.0624
   01/01/2009 to 12/31/2009                                                         11.007525       16.851280       15,573.4000
   01/01/2010 to 12/31/2010                                                         16.851280       19.058381       30,580.2908
   01/01/2011 to 12/31/2011                                                         19.058381       19.077740       42,042.0089
MET INVESTORS SERIES TRUST
INVESCO SMALL CAP GROWTH SUB-ACCOUNT
   06/01/2007 to 12/31/2007                                                         16.472506       15.833312    1,029,233.3851
   01/01/2008 to 12/31/2008                                                         15.833312        9.546739      962,010.0522
   01/01/2009 to 12/31/2009                                                          9.546739       12.572653    1,253,787.8800
   01/01/2010 to 12/31/2010                                                         12.572653       15.612906    1,691,566.4377
   01/01/2011 to 12/31/2011                                                         15.612906       15.199465    2,308,826.3032
LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
   05/02/2011 to 12/31/2011                                                          8.318688        7.530069    9,281,983.4705
LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH SUB-ACCOUNT (CLASS B)
   (FORMERLY LEGG MASON VALUE EQUITY SUB-ACCOUNT (CLASS B))
   06/01/2007 to 12/31/2007                                                         11.994863       10.316557      340,673.9753
   01/01/2008 to 12/31/2008                                                         10.316557        4.607445      734,949.4798
   01/01/2009 to 12/31/2009                                                          4.607445        6.255989    1,485,802.9800
   01/01/2010 to 12/31/2010                                                          6.255989        6.608321    2,136,811.7632
   01/01/2011 to 04/29/2011                                                          6.608321        7.022114            0.0000
MET/TEMPLETON GROWTH SUB-ACCOUNT (CLASS B)
   05/03/2010 to 12/31/2010                                                          8.676477        9.071637        4,097.1219
   01/01/2011 to 12/31/2011                                                          9.071637        8.312166       59,224.5392
MET/TEMPLETON GROWTH SUB-ACCOUNT (CLASS B)
   (FORMERLY FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - TEMPLETON GROWTH SECURITIES SUB-ACCOUNT (CLASS 2))
   06/01/2007 to 12/31/2007                                                         14.578041       13.721976        9,311.3541
   01/01/2008 to 12/31/2008                                                         13.721976        7.788197       22,983.1392
   01/01/2009 to 12/31/2009                                                          7.788197       10.048509       42,513.9100
   01/01/2010 to 12/31/2010                                                         10.048509       10.620322       45,387.1725
   01/01/2011 to 04/29/2011                                                         10.620322       11.841358            0.0000

1.60% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
MFS(R) EMERGING MARKETS EQUITY SUB-ACCOUNT (CLASS B)
   06/01/2007 to 12/31/2007                                                         11.701391       14.068459      419,820.3816
   01/01/2008 to 12/31/2008                                                         14.068459        6.156400    1,093,775.7477
   01/01/2009 to 12/31/2009                                                          6.156400       10.236000    3,411,716.9900
   01/01/2010 to 12/31/2010                                                         10.236000       12.456715    6,735,950.9509
   01/01/2011 to 12/31/2011                                                         12.456715        9.966333    8,359,257.3766
MFS(R) RESEARCH INTERNATIONAL SUB-ACCOUNT (CLASS B)
   06/01/2007 to 12/31/2007                                                         17.365531       17.673078    1,966,501.5199
   01/01/2008 to 12/31/2008                                                         17.673078       10.023606    2,235,955.6138
   01/01/2009 to 12/31/2009                                                         10.023606       12.978336    2,505,048.0600
   01/01/2010 to 12/31/2010                                                         12.978336       14.229112    2,745,255.7489
   01/01/2011 to 12/31/2011                                                         14.229112       12.503286    3,047,612.0746
MORGAN STANLEY MID CAP GROWTH SUB-ACCOUNT (CLASS B)
   06/01/2007 to 12/31/2007                                                         12.276082       12.910899        1,954.2151
   01/01/2008 to 12/31/2008                                                         12.910899        6.765224       23,833.6701
   01/01/2009 to 12/31/2009                                                          6.765224       10.470956       55,327.8200
   01/01/2010 to 12/31/2010                                                         10.470956       13.611354       67,229.5922
   01/01/2011 to 12/31/2011                                                         13.611354       12.468479      107,388.4040
OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT (CLASS B)
   06/01/2007 to 12/31/2007                                                          9.871442       10.182457    3,069,571.3003
   01/01/2008 to 12/31/2008                                                         10.182457        5.416942    2,293,401.7597
   01/01/2009 to 12/31/2009                                                          5.416942        7.660736    1,915,241.2800
   01/01/2010 to 12/31/2010                                                          7.660736        8.247628    1,610,111.5628
   01/01/2011 to 12/31/2011                                                          8.247628        8.004920    1,408,321.2504
PIONEER FUND SUB-ACCOUNT (CLASS A)
   06/01/2007 to 12/31/2007                                                         20.988813       19.830152        2,128.8726
   01/01/2008 to 12/31/2008                                                         19.830152       13.106480       15,702.7566
   01/01/2009 to 12/31/2009                                                         13.106480       15.979246       42,814.5700
   01/01/2010 to 12/31/2010                                                         15.979246       18.276791       82,830.4565
   01/01/2011 to 12/31/2011                                                         18.276791       17.169315      139,612.6721
PIONEER STRATEGIC INCOME SUB-ACCOUNT (CLASS A)
   06/01/2007 to 12/31/2007                                                         19.059151       19.667198       18,009.8596
   01/01/2008 to 12/31/2008                                                         19.667198       17.275197       59,833.0356
   01/01/2009 to 12/31/2009                                                         17.275197       22.626378      108,632.9500
   01/01/2010 to 12/31/2010                                                         22.626378       24.978500      170,143.4107
   01/01/2011 to 12/31/2011                                                         24.978500       25.475125      283,075.9526

1.60% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   05/04/2009 to 12/31/2009                                                          7.219162        9.008179    1,579,466.2400
   01/01/2010 to 12/31/2010                                                          9.008179       10.184113    2,751,749.3103
   01/01/2011 to 12/31/2011                                                         10.184113        9.876117    3,848,914.6430
VAN KAMPEN COMSTOCK SUB-ACCOUNT (CLASS B)
   (FORMERLY VAN KAMPEN LIFE INVESTMENT TRUST - VAN KAMPEN LIT COMSTOCK SUB-ACCOUNT (CLASS II))
   06/01/2007 to 12/31/2007                                                         16.975721       15.131052       20,102.2929
   01/01/2008 to 12/31/2008                                                         15.131052        9.559028       50,838.0840
   01/01/2009 to 05/01/2009                                                          9.559028        9.270868            0.0000
METROPOLITAN SERIES FUND, INC.
BLACKROCK LEGACY LARGE CAP GROWTH SUB-ACCOUNT (CLASS A)
   05/04/2009 to 12/31/2009                                                         10.343998       13.027044        1,098.0500
   01/01/2010 to 12/31/2010                                                         13.027044       15.361397          817.4712
   01/01/2011 to 12/31/2011                                                         15.361397       13.765569          141.4414
BLACKROCK LEGACY LARGE CAP GROWTH SUB-ACCOUNT (CLASS A)
   (FORMERLY MET INVESTORS SERIES TRUST - MET/AIM CAPITAL APPRECIATION SUB-ACCOUNT (CLASS A))
   06/01/2007 to 12/31/2007                                                         16.015140       15.905748            0.0000
   01/01/2008 to 12/31/2008                                                         15.905748        8.977845        1,614.2301
   01/01/2009 to 05/01/2009                                                          8.977845        8.533019            0.0000
BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS E)
   05/03/2010 to 12/31/2010                                                         13.315911       13.175395       57,331.1750
   01/01/2011 to 12/31/2011                                                         13.175395       12.966829       63,226.6118
BLACKROCK MONEY MARKET SUB-ACCOUNT (CLASS E)
   (FORMERLY LEGG MASON PARTNERS VARIABLE INCOME TRUST - LEGG MASON WESTERN ASSET VARIABLE MONEY MARKET SUB-ACCOUNT)
   06/01/2007 to 12/31/2007                                                         13.198194       13.442195       21,079.9860
   01/01/2008 to 12/31/2008                                                         13.442195       13.572747       37,021.3536
   01/01/2009 to 12/31/2009                                                         13.572747       13.387179       28,262.3000
   01/01/2010 to 04/30/2010                                                         13.387179       13.317662            0.0000
OPPENHEIMER GLOBAL EQUITY SUB-ACCOUNT (CLASS B)
   06/01/2007 to 12/31/2007                                                         20.654784       19.793149        4,003.1160
   01/01/2008 to 12/31/2008                                                         19.793149       11.578024       10,204.0536
   01/01/2009 to 12/31/2009                                                         11.578024       15.929328       16,867.3300
   01/01/2010 to 12/31/2010                                                         15.929328       18.173452       16,256.1559
   01/01/2011 to 12/31/2011                                                         18.173452       16.382187       15,998.5231

1.60% SEPARATE ACCOUNT PRODUCT CHARGES

                                                                                                                   NUMBER OF
                                                                                 ACCUMULATION   ACCUMULATION      ACCUMULATION
                                                                                UNIT VALUE AT   UNIT VALUE AT        UNITS
                                                                                 BEGINNING OF      END OF        OUTSTANDING AT
                                                                                    PERIOD         PERIOD        END OF PERIOD
                                                                                -------------   -------------   ---------------
WESTERN ASSET MANAGEMENT U.S. GOVERNMENT SUB-ACCOUNT (CLASS B)
   06/01/2007 to 12/31/2007                                                         15.789537       16.162956      196,667.5236
   01/01/2008 to 12/31/2008                                                         16.162956       15.821074      609,677.7931
   01/01/2009 to 12/31/2009                                                         15.821074       16.205260    1,245,877.9000
   01/01/2010 to 12/31/2010                                                         16.205260       16.824014    2,141,454.3756
   01/01/2011 to 12/31/2011                                                         16.824014       17.429548    2,728,177.3143
OPPENHEIMER VARIABLE ACCOUNT FUNDS
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND(R)/VA CLASS (SERVICE SHARES)
   (FORMERLY OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA SUB-ACCOUNT (SERVICE SHARES))
   07/13/2007 to 12/31/2007                                                         19.365071       16.741090       10,965.3215
   01/01/2008 to 12/31/2008                                                         16.741090       10.213334       35,912.5691
   01/01/2009 to 12/31/2009                                                         10.213334       13.758362       60,612.0500
   01/01/2010 to 12/31/2010                                                         13.758362       16.661991       86,284.8988
   01/01/2011 to 12/31/2011                                                         16.661991       16.007276      106,620.1825
PIONEER VARIABLE CONTRACTS TRUST
PIONEER MID CAP VALUE VCT SUB-ACCOUNT (CLASS II)
   06/01/2007 to 12/31/2007                                                         36.134620       32.661270        5,068.4585
   01/01/2008 to 12/31/2008                                                         32.661270       21.290494        9,798.7339
   01/01/2009 to 12/31/2009                                                         21.290494       26.245677       18,586.8300
   01/01/2010 to 12/31/2010                                                         26.245677       30.450976       21,724.4544
   01/01/2011 to 12/31/2011                                                         30.450976       28.218062       23,612.0901
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
VAN KAMPEN UIF U.S. REAL ESTATE SUB-ACCOUNT (CLASS I)
   06/01/2007 to 12/31/2007                                                         58.656156       45.348318        3,696.2612
   01/01/2008 to 12/31/2008                                                         45.348318       27.713737        7,954.9185
   01/01/2009 to 12/31/2009                                                         27.713737       35.006669       13,260.0700
   01/01/2010 to 12/31/2010                                                         35.006669       44.774079       22,382.1092
   01/01/2011 to 12/31/2011                                                         44.774079       46.673470       24,982.4381

FINANCIAL STATEMENTS

The financial statements and financial highlights comprising each of the Sub-Accounts of the Separate Account and the consolidated financial statements of the Company are included herein.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
MetLife Investors USA Separate Account A and Board of Directors of
MetLife Investors USA Insurance Company

We have audited the accompanying statements of assets and liabilities of MetLife Investors USA Separate Account A (the "Separate Account") of MetLife Investors USA Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2011, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2011, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2012

This page is intentionally left blank.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                     AMERICAN FUNDS
                                                 ALGER AMERICAN FUNDS AMERICAN FUNDS   GLOBAL SMALL
                                      SMALL CAP GROWTH           BOND  GLOBAL GROWTH CAPITALIZATION
                                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                      ---------------- -------------- -------------- --------------
ASSETS:
  Investments at fair value               $ 51,540,009  $ 116,697,302  $ 200,460,234   $ 76,801,933
  Due from MetLife Investors
     USA Insurance Company                          --             --             15              1
                                      ---------------- -------------- -------------- --------------
       Total Assets                         51,540,009    116,697,302    200,460,249     76,801,934
                                      ---------------- -------------- -------------- --------------
LIABILITIES:
  Accrued fees                                      --             33             64             46
  Due to MetLife Investors
     USA Insurance Company                           2              2             --             --
                                      ---------------- -------------- -------------- --------------
       Total Liabilities                             2             35             64             46
                                      ---------------- -------------- -------------- --------------
NET ASSETS                                $ 51,540,007  $ 116,697,267  $ 200,460,185   $ 76,801,888
                                      ================ ============== ============== ==============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 51,540,007  $ 116,690,095  $ 200,454,173   $ 76,801,888
  Net assets from contracts in payout               --          7,172          6,012             --
                                      ---------------- -------------- -------------- --------------
       Total Net Assets                   $ 51,540,007  $ 116,697,267  $ 200,460,185   $ 76,801,888
                                      ================ ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                      AMERICAN FUNDS AMERICAN FUNDS         DWS I FEDERATED HIGH
                                              GROWTH  GROWTH-INCOME INTERNATIONAL    INCOME BOND
                                         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                                      -------------- -------------- ------------- --------------
ASSETS:
  Investments at fair value            $ 577,437,696  $ 272,388,987  $ 15,659,301       $ 30,585
  Due from MetLife Investors
     USA Insurance Company                        12              2            --             --
                                      -------------- -------------- ------------- --------------
       Total Assets                      577,437,708    272,388,989    15,659,301         30,585
                                      -------------- -------------- ------------- --------------
LIABILITIES:
  Accrued fees                                    78             80             6              8
  Due to MetLife Investors
     USA Insurance Company                        --             --            10              5
                                      -------------- -------------- ------------- --------------
       Total Liabilities                          78             80            16             13
                                      -------------- -------------- ------------- --------------
NET ASSETS                             $ 577,437,630  $ 272,388,909  $ 15,659,285       $ 30,572
                                      ============== ============== ============= ==============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units   $ 577,426,059  $ 272,380,413  $ 15,659,285       $ 30,572
  Net assets from contracts in payout         11,571          8,496            --             --
                                      -------------- -------------- ------------- --------------
       Total Net Assets                $ 577,437,630  $ 272,388,909  $ 15,659,285       $ 30,572
                                      ============== ============== ============= ==============

The accompanying notes are an integral part of these financial statements.

  FEDERATED FEDERATED MANAGED  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP     FIDELITY VIP
    KAUFMAN        VOLATILITY ASSET MANAGER    CONTRAFUND EQUITY-INCOME FUNDSMANAGER 60%
SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
----------- ----------------- ------------- ------------- ------------- ----------------
   $ 58,463           $ 9,179  $ 87,071,351 $ 388,527,027   $ 5,489,918  $ 2,591,601,268
         --                --            --             8            --               --
----------- ----------------- ------------- ------------- ------------- ----------------
     58,463             9,179    87,071,351   388,527,035     5,489,918    2,591,601,268
----------- ----------------- ------------- ------------- ------------- ----------------
          7                 7             8            70            --               --
          2                 2             6            --            --                3
----------- ----------------- ------------- ------------- ------------- ----------------
          9                 9            14            70            --                3
----------- ----------------- ------------- ------------- ------------- ----------------
   $ 58,454           $ 9,170  $ 87,071,337 $ 388,526,965   $ 5,489,918  $ 2,591,601,265
=========== ================= ============= ============= ============= ================
   $ 58,454           $ 9,170  $ 87,071,337 $ 388,526,965   $ 5,489,918  $ 2,591,601,265
         --                --            --            --            --               --
----------- ----------------- ------------- ------------- ------------- ----------------
   $ 58,454           $ 9,170  $ 87,071,337 $ 388,526,965   $ 5,489,918  $ 2,591,601,265
=========== ================= ============= ============= ============= ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                       FIDELITY VIP FIDELITY VIP  FIDELITY VIP FIDELITY VIP
                                             GROWTH    INDEX 500       MID CAP MONEY MARKET
                                        SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                                      ------------- ------------ ------------- ------------
ASSETS:
  Investments at fair value           $ 131,974,707 $ 60,061,923 $ 237,701,498 $ 73,068,657
  Due from MetLife Investors
     USA Insurance Company                        7            4            11           --
                                      ------------- ------------ ------------- ------------
       Total Assets                     131,974,714   60,061,927   237,701,509   73,068,657
                                      ------------- ------------ ------------- ------------
LIABILITIES:
  Accrued fees                                    5           10             8           16
  Due to MetLife Investors
     USA Insurance Company                       --           --            --            9
                                      ------------- ------------ ------------- ------------
       Total Liabilities                          5           10             8           25
                                      ------------- ------------ ------------- ------------
NET ASSETS                            $ 131,974,709 $ 60,061,917 $ 237,701,501 $ 73,068,632
                                      ============= ============ ============= ============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units  $ 131,974,709 $ 60,061,917 $ 237,701,501 $ 73,068,632
  Net assets from contracts in payout            --           --            --           --
                                      ------------- ------------ ------------- ------------
       Total Net Assets               $ 131,974,709 $ 60,061,917 $ 237,701,501 $ 73,068,632
                                      ============= ============ ============= ============

The accompanying notes are an integral part of these financial statements.

                               FTVIPT FRANKLIN                                      FTVIPT TEMPLETON
FIDELITY VIP   FTVIPT FRANKLIN SMALL CAP VALUE     FTVIPT MUTUAL   FTVIPT TEMPLETON      GLOBAL BOND
    OVERSEAS INCOME SECURITIES      SECURITIES SHARES SECURITIES FOREIGN SECURITIES       SECURITIES
 SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
------------ ----------------- --------------- ----------------- ------------------ ----------------
 $ 4,664,197     $ 206,611,208    $ 50,705,726     $ 118,532,891       $ 69,009,247    $ 139,986,060
          --                 7              --                 2                  5               --
------------ ----------------- --------------- ----------------- ------------------ ----------------
   4,664,197       206,611,215      50,705,726       118,532,893         69,009,252      139,986,060
------------ ----------------- --------------- ----------------- ------------------ ----------------
          --                66              29                23                 59               19
           5                --              --                --                 --               --
------------ ----------------- --------------- ----------------- ------------------ ----------------
           5                66              29                23                 59               19
------------ ----------------- --------------- ----------------- ------------------ ----------------
 $ 4,664,192     $ 206,611,149    $ 50,705,697     $ 118,532,870       $ 69,009,193    $ 139,986,041
============ ================= =============== ================= ================== ================
 $ 4,664,192     $ 206,607,597    $ 50,705,697     $ 118,532,870       $ 69,009,193    $ 139,986,041
          --             3,552              --                --                 --               --
------------ ----------------- --------------- ----------------- ------------------ ----------------
 $ 4,664,192     $ 206,611,149    $ 50,705,697     $ 118,532,870       $ 69,009,193    $ 139,986,041
============ ================= =============== ================= ================== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                              INVESCO V.I. INVESCO V.I.       INVESCO V.I.         INVESCO V.I.
                                      CAPITAL APPRECIATION CORE EQUITY  GLOBAL REAL ESTATE INTERNATIONAL GROWTH
                                               SUB-ACCOUNT SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                      -------------------- ------------ ------------------ --------------------
ASSETS:
  Investments at fair value                      $ 101,087    $ 276,763       $ 13,467,314        $ 154,099,069
  Due from MetLife Investors
     USA Insurance Company                              --           --                 --                   --
                                      -------------------- ------------ ------------------ --------------------
       Total Assets                                101,087      276,763         13,467,314          154,099,069
                                      -------------------- ------------ ------------------ --------------------
LIABILITIES:
  Accrued fees                                          --           --                 50                   13
  Due to MetLife Investors
     USA Insurance Company                               4            2                 --                    6
                                      -------------------- ------------ ------------------ --------------------
       Total Liabilities                                 4            2                 50                   19
                                      -------------------- ------------ ------------------ --------------------
NET ASSETS                                       $ 101,083    $ 276,761       $ 13,467,264        $ 154,099,050
                                      ==================== ============ ================== ====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units             $ 101,083    $ 276,761       $ 13,467,264        $ 154,099,050
  Net assets from contracts in payout                   --           --                 --                   --
                                      -------------------- ------------ ------------------ --------------------
       Total Net Assets                          $ 101,083    $ 276,761       $ 13,467,264        $ 154,099,050
                                      ==================== ============ ================== ====================

The accompanying notes are an integral part of these financial statements.

  INVESCO V.I.      INVESCO V.I.      INVESCO V.I.  INVESCO V.I.                           LMPVET
    VAN KAMPEN        VAN KAMPEN        VAN KAMPEN    VAN KAMPEN JANUS ASPEN CLEARBRIDGE VARIABLE
CAPITAL GROWTH EQUITY AND INCOME GROWTH AND INCOME MID CAP VALUE   WORLDWIDE    AGGRESSIVE GROWTH
   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT          SUB-ACCOUNT
-------------- ----------------- ----------------- ------------- ----------- --------------------
      $ 90,037     $ 414,357,267     $ 206,338,267  $ 47,014,140     $ 4,757        $ 160,839,361
            --                 2                --            --          --                   11
-------------- ----------------- ----------------- ------------- ----------- --------------------
        90,037       414,357,269       206,338,267    47,014,140       4,757          160,839,372
-------------- ----------------- ----------------- ------------- ----------- --------------------
            --                 7                32            21           6                  151
             4                --                 4             2           1                   --
-------------- ----------------- ----------------- ------------- ----------- --------------------
             4                 7                36            23           7                  151
-------------- ----------------- ----------------- ------------- ----------- --------------------
      $ 90,033     $ 414,357,262     $ 206,338,231  $ 47,014,117     $ 4,750        $ 160,839,221
============== ================= ================= ============= =========== ====================
      $ 90,033     $ 414,357,262     $ 206,338,231  $ 47,014,117     $ 4,750        $ 160,832,653
            --                --                --            --          --                6,568
-------------- ----------------- ----------------- ------------- ----------- --------------------
      $ 90,033     $ 414,357,262     $ 206,338,231  $ 47,014,117     $ 4,750        $ 160,839,221
============== ================= ================= ============= =========== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                    LMPVET               LMPVET
                                                    LMPVET     CLEARBRIDGE CLEARBRIDGE VARIABLE               LMPVET
                                      CLEARBRIDGE VARIABLE VARIABLE EQUITY          FUNDAMENTAL CLEARBRIDGE VARIABLE
                                              APPRECIATION  INCOME BUILDER        ALL CAP VALUE     LARGE CAP GROWTH
                                               SUB-ACCOUNT     SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                      -------------------- --------------- -------------------- --------------------
ASSETS:
  Investments at fair value                  $ 224,680,396   $ 103,322,939         $ 95,718,200          $ 4,673,857
  Due from MetLife Investors
     USA Insurance Company                              12              --                   12                    3
                                      -------------------- --------------- -------------------- --------------------
       Total Assets                            224,680,408     103,322,939           95,718,212            4,673,860
                                      -------------------- --------------- -------------------- --------------------
LIABILITIES:
  Accrued fees                                          38              84                   76                   64
  Due to MetLife Investors
     USA Insurance Company                              --              --                   --                   --
                                      -------------------- --------------- -------------------- --------------------
       Total Liabilities                                38              84                   76                   64
                                      -------------------- --------------- -------------------- --------------------
NET ASSETS                                   $ 224,680,370   $ 103,322,855         $ 95,718,136          $ 4,673,796
                                      ==================== =============== ==================== ====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 224,680,370   $ 103,322,855         $ 95,718,136          $ 4,673,796
  Net assets from contracts in payout                   --              --                   --                   --
                                      -------------------- --------------- -------------------- --------------------
       Total Net Assets                      $ 224,680,370   $ 103,322,855         $ 95,718,136          $ 4,673,796
                                      ==================== =============== ==================== ====================

The accompanying notes are an integral part of these financial statements.

              LMPVET               LMPVET LMPVET INVESTMENT             LMPVET             LMPVET             LMPVET
CLEARBRIDGE VARIABLE CLEARBRIDGE VARIABLE  COUNSEL VARIABLE VARIABLE LIFESTYLE VARIABLE LIFESTYLE VARIABLE LIFESTYLE
     LARGE CAP VALUE     SMALL CAP GROWTH  SOCIAL AWARENESS     ALLOCATION 50%     ALLOCATION 70%     ALLOCATION 85%
         SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
-------------------- -------------------- ----------------- ------------------ ------------------ ------------------
         $ 3,836,435         $ 42,564,883         $ 501,405       $ 24,265,725        $ 3,086,973       $ 65,879,503
                   1                    4                --                 --                 --                  1
-------------------- -------------------- ----------------- ------------------ ------------------ ------------------
           3,836,436           42,564,887           501,405         24,265,725          3,086,973         65,879,504
-------------------- -------------------- ----------------- ------------------ ------------------ ------------------
                  77                  110                31                 28                 28                 32
                  --                   --                 1                  2                  2                 --
-------------------- -------------------- ----------------- ------------------ ------------------ ------------------
                  77                  110                32                 30                 30                 32
-------------------- -------------------- ----------------- ------------------ ------------------ ------------------
         $ 3,836,359         $ 42,564,777         $ 501,373       $ 24,265,695        $ 3,086,943       $ 65,879,472
==================== ==================== ================= ================== ================== ==================
         $ 3,836,359         $ 42,564,777         $ 501,373       $ 24,265,695        $ 3,086,943       $ 65,879,472
                  --                   --                --                 --                 --                 --
-------------------- -------------------- ----------------- ------------------ ------------------ ------------------
         $ 3,836,359         $ 42,564,777         $ 501,373       $ 24,265,695        $ 3,086,943       $ 65,879,472
==================== ==================== ================= ================== ================== ==================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                             LMPVIT WESTERN
                                      ASSET VARIABLE GLOBAL         MFS VIT       MFS VIT
                                            HIGH YIELD BOND INVESTORS TRUST NEW DISCOVERY MFS VIT RESEARCH
                                                SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
                                      --------------------- --------------- ------------- ----------------
ASSETS:
  Investments at fair value                    $ 69,717,995        $ 34,001      $ 41,383         $ 45,153
  Due from MetLife Investors
     USA Insurance Company                                1              --            --               --
                                      --------------------- --------------- ------------- ----------------
       Total Assets                              69,717,996          34,001        41,383           45,153
                                      --------------------- --------------- ------------- ----------------
LIABILITIES:
  Accrued fees                                           93               4             5                5
  Due to MetLife Investors
     USA Insurance Company                               --               3             4                6
                                      --------------------- --------------- ------------- ----------------
       Total Liabilities                                 93               7             9               11
                                      --------------------- --------------- ------------- ----------------
NET ASSETS                                     $ 69,717,903        $ 33,994      $ 41,374         $ 45,142
                                      ===================== =============== ============= ================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units           $ 69,715,222        $ 33,994      $ 41,374         $ 45,142
  Net assets from contracts in payout                 2,681              --            --               --
                                      --------------------- --------------- ------------- ----------------
       Total Net Assets                        $ 69,717,903        $ 33,994      $ 41,374         $ 45,142
                                      ===================== =============== ============= ================

The accompanying notes are an integral part of these financial statements.

             MIST
ALLIANCEBERNSTEIN   MIST AMERICAN                 MIST AMERICAN
   GLOBAL DYNAMIC  FUNDS BALANCED MIST AMERICAN    FUNDS GROWTH MIST AMERICAN       MIST AMERICAN
       ALLOCATION      ALLOCATION    FUNDS BOND      ALLOCATION  FUNDS GROWTH FUNDS INTERNATIONAL
      SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT         SUB-ACCOUNT
----------------- --------------- ------------- --------------- ------------- -------------------
  $ 1,639,379,150 $ 2,914,777,216 $ 349,346,260 $ 1,398,390,786 $ 553,292,870       $ 296,765,134
               --               2             3               3             1                  --
----------------- --------------- ------------- --------------- ------------- -------------------
    1,639,379,150   2,914,777,218   349,346,263   1,398,390,789   553,292,871         296,765,134
----------------- --------------- ------------- --------------- ------------- -------------------
               73              30            23              67            65                  61
               --              --            --              --            --                  --
----------------- --------------- ------------- --------------- ------------- -------------------
               73              30            23              67            65                  61
----------------- --------------- ------------- --------------- ------------- -------------------
  $ 1,639,379,077 $ 2,914,777,188 $ 349,346,240 $ 1,398,390,722 $ 553,292,806       $ 296,765,073
================= =============== ============= =============== ============= ===================
  $ 1,639,379,077 $ 2,914,769,736 $ 349,346,240 $ 1,398,329,228 $ 553,292,806       $ 296,765,073
               --           7,452            --          61,494            --                  --
----------------- --------------- ------------- --------------- ------------- -------------------
  $ 1,639,379,077 $ 2,914,777,188 $ 349,346,240 $ 1,398,390,722 $ 553,292,806       $ 296,765,073
================= =============== ============= =============== ============= ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                        MIST AMERICAN        MIST AQR  MIST BLACKROCK
                                       FUNDS MODERATE     GLOBAL RISK GLOBAL TACTICAL MIST BLACKROCK
                                           ALLOCATION        BALANCED      STRATEGIES     HIGH YIELD
                                          SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                      --------------- --------------- --------------- --------------
ASSETS:
  Investments at fair value           $ 1,683,464,945 $ 1,898,124,108 $ 2,842,712,324  $ 221,624,957
  Due from MetLife Investors
     USA Insurance Company                          2              --              --             --
                                      --------------- --------------- --------------- --------------
       Total Assets                     1,683,464,947   1,898,124,108   2,842,712,324    221,624,957
                                      --------------- --------------- --------------- --------------
LIABILITIES:
  Accrued fees                                     51              24              39            115
  Due to MetLife Investors
     USA Insurance Company                         --               1              --              1
                                      --------------- --------------- --------------- --------------
       Total Liabilities                           51              25              39            116
                                      --------------- --------------- --------------- --------------
NET ASSETS                            $ 1,683,464,896 $ 1,898,124,083 $ 2,842,712,285  $ 221,624,841
                                      =============== =============== =============== ==============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units  $ 1,683,418,559 $ 1,898,124,083 $ 2,842,712,285  $ 221,619,314
  Net assets from contracts in payout          46,337              --              --          5,527
                                      --------------- --------------- --------------- --------------
       Total Net Assets               $ 1,683,464,896 $ 1,898,124,083 $ 2,842,712,285  $ 221,624,841
                                      =============== =============== =============== ==============

The accompanying notes are an integral part of these financial statements.

                                                                                MIST
MIST BLACKROCK       MIST CLARION     MIST DREMAN        MIST GOLDMAN HARRIS OAKMARK MIST INVESCO SMALL
LARGE CAP CORE GLOBAL REAL ESTATE SMALL CAP VALUE SACHS MID CAP VALUE  INTERNATIONAL         CAP GROWTH
   SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT
-------------- ------------------ --------------- ------------------- -------------- ------------------
  $ 12,849,938      $ 147,447,125    $ 21,224,479       $ 130,696,316  $ 461,860,609      $ 212,672,946
            --                  7               1                   9              8                 12
-------------- ------------------ --------------- ------------------- -------------- ------------------
    12,849,938        147,447,132      21,224,480         130,696,325    461,860,617        212,672,958
-------------- ------------------ --------------- ------------------- -------------- ------------------
            88                 76             199                  53             79                163
             1                 --              --                  --             --                 --
-------------- ------------------ --------------- ------------------- -------------- ------------------
            89                 76             199                  53             79                163
-------------- ------------------ --------------- ------------------- -------------- ------------------
  $ 12,849,849      $ 147,447,056    $ 21,224,281       $ 130,696,272  $ 461,860,538      $ 212,672,795
============== ================== =============== =================== ============== ==================
  $ 12,849,849      $ 147,424,177    $ 21,224,281       $ 130,668,028  $ 461,749,370      $ 212,625,580
            --             22,879              --              28,244        111,168             47,215
-------------- ------------------ --------------- ------------------- -------------- ------------------
  $ 12,849,849      $ 147,447,056    $ 21,224,281       $ 130,696,272  $ 461,860,538      $ 212,672,795
============== ================== =============== =================== ============== ==================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                       MIST LEGG MASON
                                                         MIST LAZARD       CLEARBRIDGE MIST LOOMIS SAYLES
                                      MIST JANUS FORTY       MID CAP AGGRESSIVE GROWTH     GLOBAL MARKETS
                                           SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                                      ---------------- ------------- ----------------- ------------------
ASSETS:
  Investments at fair value               $ 68,769,211 $ 131,200,149     $ 265,479,131      $ 165,018,257
  Due from MetLife Investors
     USA Insurance Company                          25             8                 2                  4
                                      ---------------- ------------- ----------------- ------------------
       Total Assets                         68,769,236   131,200,157       265,479,133        165,018,261
                                      ---------------- ------------- ----------------- ------------------
LIABILITIES:
  Accrued fees                                     156            90                71                 54
  Due to MetLife Investors
     USA Insurance Company                          --            --                --                 --
                                      ---------------- ------------- ----------------- ------------------
       Total Liabilities                           156            90                71                 54
                                      ---------------- ------------- ----------------- ------------------
NET ASSETS                                $ 68,769,080 $ 131,200,067     $ 265,479,062      $ 165,018,207
                                      ================ ============= ================= ==================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 68,769,080 $ 131,163,131     $ 265,461,475      $ 165,018,207
  Net assets from contracts in payout               --        36,936            17,587                 --
                                      ---------------- ------------- ----------------- ------------------
       Total Net Assets                   $ 68,769,080 $ 131,200,067     $ 265,479,062      $ 165,018,207
                                      ================ ============= ================= ==================

The accompanying notes are an integral part of these financial statements.

                                                      MIST MET/FRANKLIN                   MIST MET/FRANKLIN
MIST LORD ABBETT MIST LORD ABBETT      MIST MET/EATON      LOW DURATION MIST MET/FRANKLIN         TEMPLETON
  BOND DEBENTURE    MID CAP VALUE VANCE FLOATING RATE      TOTAL RETURN     MUTUAL SHARES FOUNDING STRATEGY
     SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
---------------- ---------------- ------------------- ----------------- ----------------- -----------------
   $ 255,107,654    $ 127,004,791        $ 43,696,857      $ 27,661,931     $ 152,876,720     $ 592,611,819
               6                6                  --                --                --                 2
---------------- ---------------- ------------------- ----------------- ----------------- -----------------
     255,107,660      127,004,797          43,696,857        27,661,931       152,876,720       592,611,821
---------------- ---------------- ------------------- ----------------- ----------------- -----------------
             112              108                  88                99                95                47
              --               --                  --                --                --                --
---------------- ---------------- ------------------- ----------------- ----------------- -----------------
             112              108                  88                99                95                47
---------------- ---------------- ------------------- ----------------- ----------------- -----------------
   $ 255,107,548    $ 127,004,689        $ 43,696,769      $ 27,661,832     $ 152,876,625     $ 592,611,774
================ ================ =================== ================= ================= =================
   $ 254,861,726    $ 127,000,221        $ 43,696,769      $ 27,661,832     $ 152,876,625     $ 592,597,041
         245,822            4,468                  --                --                --            14,733
---------------- ---------------- ------------------- ----------------- ----------------- -----------------
   $ 255,107,548    $ 127,004,689        $ 43,696,769      $ 27,661,832     $ 152,876,625     $ 592,611,774
================ ================ =================== ================= ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                      MIST MET/TEMPLETON MIST MET/TEMPLETON        MIST METLIFE    MIST METLIFE
                                                  GROWTH INTERNATIONAL BOND AGGRESSIVE STRATEGY   BALANCED PLUS
                                             SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT
                                      ------------------ ------------------ ------------------- ---------------
ASSETS:
  Investments at fair value                 $ 49,144,229       $ 51,093,319       $ 524,691,888 $ 2,411,774,692
  Due from MetLife Investors
     USA Insurance Company                            --                 --                  10              --
                                      ------------------ ------------------ ------------------- ---------------
       Total Assets                           49,144,229         51,093,319         524,691,898   2,411,774,692
                                      ------------------ ------------------ ------------------- ---------------
LIABILITIES:
  Accrued fees                                        95                 51                  34              29
  Due to MetLife Investors
     USA Insurance Company                            --                 --                  --               2
                                      ------------------ ------------------ ------------------- ---------------
       Total Liabilities                              95                 51                  34              31
                                      ------------------ ------------------ ------------------- ---------------
NET ASSETS                                  $ 49,144,134       $ 51,093,268       $ 524,691,864 $ 2,411,774,661
                                      ================== ================== =================== ===============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 49,144,134       $ 51,093,268       $ 524,635,464 $ 2,411,774,661
  Net assets from contracts in payout                 --                 --              56,400              --
                                      ------------------ ------------------ ------------------- ---------------
       Total Net Assets                     $ 49,144,134       $ 51,093,268       $ 524,691,864 $ 2,411,774,661
                                      ================== ================== =================== ===============

The accompanying notes are an integral part of these financial statements.

                                                                                              MIST MFS
     MIST METLIFE       MIST METLIFE    MIST METLIFE      MIST METLIFE MIST MFS EMERGING      RESEARCH
BALANCED STRATEGY DEFENSIVE STRATEGY GROWTH STRATEGY MODERATE STRATEGY    MARKETS EQUITY INTERNATIONAL
      SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT
----------------- ------------------ --------------- ----------------- ----------------- -------------
  $ 6,764,659,111    $ 2,228,739,705 $ 4,926,470,917   $ 3,324,311,722     $ 369,675,249 $ 285,814,917
                9                  9              11                 3                 5            13
----------------- ------------------ --------------- ----------------- ----------------- -------------
    6,764,659,120      2,228,739,714   4,926,470,928     3,324,311,725       369,675,254   285,814,930
----------------- ------------------ --------------- ----------------- ----------------- -------------
               34                 49              47                70                91           103
               --                 --              --                --                --            --
----------------- ------------------ --------------- ----------------- ----------------- -------------
               34                 49              47                70                91           103
----------------- ------------------ --------------- ----------------- ----------------- -------------
  $ 6,764,659,086    $ 2,228,739,665 $ 4,926,470,881   $ 3,324,311,655     $ 369,675,163 $ 285,814,827
================= ================== =============== ================= ================= =============
  $ 6,763,669,694    $ 2,228,439,348 $ 4,926,338,486   $ 3,324,016,629     $ 369,673,342 $ 285,738,180
          989,392            300,317         132,395           295,026             1,821        76,647
----------------- ------------------ --------------- ----------------- ----------------- -------------
  $ 6,764,659,086    $ 2,228,739,665 $ 4,926,470,881   $ 3,324,311,655     $ 369,675,163 $ 285,814,827
================= ================== =============== ================= ================= =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                      MIST MORGAN STANLEY     MIST OPPENHEIMER MIST PIMCO INFLATION      MIST PIMCO
                                           MID CAP GROWTH CAPITAL APPRECIATION       PROTECTED BOND    TOTAL RETURN
                                              SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT
                                      ------------------- -------------------- -------------------- ---------------
ASSETS:
  Investments at fair value                 $ 109,412,500        $ 167,863,783        $ 936,595,922 $ 2,140,758,536
  Due from MetLife Investors
     USA Insurance Company                             --                    3                    7               2
                                      ------------------- -------------------- -------------------- ---------------
       Total Assets                           109,412,500          167,863,786          936,595,929   2,140,758,538
                                      ------------------- -------------------- -------------------- ---------------
LIABILITIES:
  Accrued fees                                         97                   99                  110             105
  Due to MetLife Investors
     USA Insurance Company                             --                   --                   --              --
                                      ------------------- -------------------- -------------------- ---------------
       Total Liabilities                               97                   99                  110             105
                                      ------------------- -------------------- -------------------- ---------------
NET ASSETS                                  $ 109,412,403        $ 167,863,687        $ 936,595,819 $ 2,140,758,433
                                      =================== ==================== ==================== ===============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 109,412,403        $ 167,676,940        $ 936,425,553 $ 2,140,501,914
  Net assets from contracts in payout                  --              186,747              170,266         256,519
                                      ------------------- -------------------- -------------------- ---------------
       Total Net Assets                     $ 109,412,403        $ 167,863,687        $ 936,595,819 $ 2,140,758,433
                                      =================== ==================== ==================== ===============

The accompanying notes are an integral part of these financial statements.

         MIST     MIST PIONEER      MIST PYRAMIS     MIST RAINIER      MIST RCM MIST SSGA GROWTH
 PIONEER FUND STRATEGIC INCOME GOVERNMENT INCOME LARGE CAP EQUITY    TECHNOLOGY   AND INCOME ETF
  SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
------------- ---------------- ----------------- ---------------- ------------- ----------------
$ 168,467,283    $ 600,261,697     $ 490,473,434     $ 57,997,357 $ 103,642,602  $ 1,390,741,080
            5                2                --               --            --                1
------------- ---------------- ----------------- ---------------- ------------- ----------------
  168,467,288      600,261,699       490,473,434       57,997,357   103,642,602    1,390,741,081
------------- ---------------- ----------------- ---------------- ------------- ----------------
          205              150                82               84            75               19
           --               --                 1               --             6               --
------------- ---------------- ----------------- ---------------- ------------- ----------------
          205              150                83               84            81               19
------------- ---------------- ----------------- ---------------- ------------- ----------------
$ 168,467,083    $ 600,261,549     $ 490,473,351     $ 57,997,273 $ 103,642,521  $ 1,390,741,062
============= ================ ================= ================ ============= ================
$ 168,459,638    $ 600,261,549     $ 490,473,351     $ 57,997,273 $ 103,639,152  $ 1,390,741,062
        7,445               --                --               --         3,369               --
------------- ---------------- ----------------- ---------------- ------------- ----------------
$ 168,467,083    $ 600,261,549     $ 490,473,351     $ 57,997,273 $ 103,642,521  $ 1,390,741,062
============= ================ ================= ================ ============= ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                          MIST SSGA MIST T. ROWE PRICE MIST T. ROWE PRICE MIST THIRD AVENUE
                                         GROWTH ETF    LARGE CAP VALUE     MID CAP GROWTH   SMALL CAP VALUE
                                        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                      ------------- ------------------ ------------------ -----------------
ASSETS:
  Investments at fair value           $ 409,132,874      $ 507,039,170      $ 439,146,386     $ 290,532,513
  Due from MetLife Investors
     USA Insurance Company                        3                  4                  5                 5
                                      ------------- ------------------ ------------------ -----------------
       Total Assets                     409,132,877        507,039,174        439,146,391       290,532,518
                                      ------------- ------------------ ------------------ -----------------
LIABILITIES:
  Accrued fees                                   48                 82                 66                91
  Due to MetLife Investors
     USA Insurance Company                       --                 --                 --                --
                                      ------------- ------------------ ------------------ -----------------
       Total Liabilities                         48                 82                 66                91
                                      ------------- ------------------ ------------------ -----------------
NET ASSETS                            $ 409,132,829      $ 507,039,092      $ 439,146,325     $ 290,532,427
                                      ============= ================== ================== =================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units  $ 409,132,829      $ 506,850,428      $ 439,117,230     $ 290,419,019
  Net assets from contracts in payout            --            188,664             29,095           113,408
                                      ------------- ------------------ ------------------ -----------------
       Total Net Assets               $ 409,132,829      $ 507,039,092      $ 439,146,325     $ 290,532,427
                                      ============= ================== ================== =================

The accompanying notes are an integral part of these financial statements.

                                                        MSF BARCLAYS
   MIST TURNER        MIST VAN           MSF ARTIO CAPITAL AGGREGATE MSF BLACKROCK   MSF BLACKROCK
MID CAP GROWTH KAMPEN COMSTOCK INTERNATIONAL STOCK        BOND INDEX   BOND INCOME LARGE CAP VALUE
   SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
-------------- --------------- ------------------- ----------------- ------------- ---------------
  $ 83,512,513   $ 266,463,474         $ 2,803,573     $ 130,174,055  $ 49,539,053     $ 2,890,680
             9               6                  --                --            19              --
-------------- --------------- ------------------- ----------------- ------------- ---------------
    83,512,522     266,463,480           2,803,573       130,174,055    49,539,072       2,890,680
-------------- --------------- ------------------- ----------------- ------------- ---------------
            72              72                  23                73            87              12
            --              --                   7                 3            --               4
-------------- --------------- ------------------- ----------------- ------------- ---------------
            72              72                  30                76            87              16
-------------- --------------- ------------------- ----------------- ------------- ---------------
  $ 83,512,450   $ 266,463,408         $ 2,803,543     $ 130,173,979  $ 49,538,985     $ 2,890,664
============== =============== =================== ================= ============= ===============
  $ 83,498,109   $ 266,441,266         $ 2,803,543     $ 130,173,979  $ 49,528,889     $ 2,890,664
        14,341          22,142                  --                --        10,096              --
-------------- --------------- ------------------- ----------------- ------------- ---------------
  $ 83,512,450   $ 266,463,408         $ 2,803,543     $ 130,173,979  $ 49,538,985     $ 2,890,664
============== =============== =================== ================= ============= ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                         MSF BLACKROCK
                                      LEGACY LARGE CAP MSF BLACKROCK     MSF DAVIS        MSF FI
                                                GROWTH  MONEY MARKET VENTURE VALUE VALUE LEADERS
                                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                      ---------------- ------------- ------------- -------------
ASSETS:
  Investments at fair value               $ 11,348,843 $ 633,625,227 $ 599,153,843   $ 4,601,902
  Due from MetLife Investors
     USA Insurance Company                           4            63             4             2
                                      ---------------- ------------- ------------- -------------
       Total Assets                         11,348,847   633,625,290   599,153,847     4,601,904
                                      ---------------- ------------- ------------- -------------
LIABILITIES:
  Accrued fees                                     197           278           150           119
  Due to MetLife Investors
     USA Insurance Company                          --            --            --            --
                                      ---------------- ------------- ------------- -------------
       Total Liabilities                           197           278           150           119
                                      ---------------- ------------- ------------- -------------
NET ASSETS                                $ 11,348,650 $ 633,625,012 $ 599,153,697   $ 4,601,785
                                      ================ ============= ============= =============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 11,348,650 $ 633,537,674 $ 598,937,686   $ 4,601,785
  Net assets from contracts in payout               --        87,338       216,011            --
                                      ---------------- ------------- ------------- -------------
       Total Net Assets                   $ 11,348,650 $ 633,625,012 $ 599,153,697   $ 4,601,785
                                      ================ ============= ============= =============

The accompanying notes are an integral part of these financial statements.

                           MSF                 MSF MET/DIMENSIONAL  MSF METLIFE         MSF METLIFE
            MSF  LOOMIS SAYLES MSF MET/ARTISAN INTERNATIONAL SMALL CONSERVATIVE     CONSERVATIVE TO
JENNISON GROWTH SMALL CAP CORE   MID CAP VALUE             COMPANY   ALLOCATION MODERATE ALLOCATION
    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT  SUB-ACCOUNT         SUB-ACCOUNT
--------------- -------------- --------------- ------------------- ------------ -------------------
  $ 248,172,191   $ 10,317,352   $ 215,514,094        $ 47,225,268 $ 10,395,377         $ 7,143,988
              2              4              15                   3            1                   1
--------------- -------------- --------------- ------------------- ------------ -------------------
    248,172,193     10,317,356     215,514,109          47,225,271   10,395,378           7,143,989
--------------- -------------- --------------- ------------------- ------------ -------------------
             83            109              89                 107           30                  44
             --             --              --                  --           --                  --
--------------- -------------- --------------- ------------------- ------------ -------------------
             83            109              89                 107           30                  44
--------------- -------------- --------------- ------------------- ------------ -------------------
  $ 248,172,110   $ 10,317,247   $ 215,514,020        $ 47,225,164 $ 10,395,348         $ 7,143,945
=============== ============== =============== =================== ============ ===================
  $ 248,096,596   $ 10,317,247   $ 215,403,616        $ 47,225,164 $ 10,395,348         $ 7,143,945
         75,514             --         110,404                  --           --                  --
--------------- -------------- --------------- ------------------- ------------ -------------------
  $ 248,172,110   $ 10,317,247   $ 215,514,020        $ 47,225,164 $ 10,395,348         $ 7,143,945
=============== ============== =============== =================== ============ ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                                        MSF METLIFE
                                              MSF METLIFE         MSF METLIFE           MODERATE TO   MSF METLIFE
                                      MID CAP STOCK INDEX MODERATE ALLOCATION AGGRESSIVE ALLOCATION   STOCK INDEX
                                              SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT   SUB-ACCOUNT
                                      ------------------- ------------------- --------------------- -------------
ASSETS:
  Investments at fair value                  $ 77,806,048        $ 44,282,767          $ 48,722,004 $ 355,993,836
  Due from MetLife Investors
     USA Insurance Company                             --                  --                     1            --
                                      ------------------- ------------------- --------------------- -------------
       Total Assets                            77,806,048          44,282,767            48,722,005   355,993,836
                                      ------------------- ------------------- --------------------- -------------
LIABILITIES:
  Accrued fees                                        116                  36                    31            52
  Due to MetLife Investors
     USA Insurance Company                              3                   1                    --             4
                                      ------------------- ------------------- --------------------- -------------
       Total Liabilities                              119                  37                    31            56
                                      ------------------- ------------------- --------------------- -------------
NET ASSETS                                   $ 77,805,929        $ 44,282,730          $ 48,721,974 $ 355,993,780
                                      =================== =================== ===================== =============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units         $ 77,805,929        $ 44,282,730          $ 48,721,974 $ 355,894,486
  Net assets from contracts in payout                  --                  --                    --        99,294
                                      ------------------- ------------------- --------------------- -------------
       Total Net Assets                      $ 77,805,929        $ 44,282,730          $ 48,721,974 $ 355,993,780
                                      =================== =================== ===================== =============


The accompanying notes are an integral part of these financial statements.

                                                            MSF NEUBERGER
     MSF MFS          MSF MSF MORGAN STANLEY  MSF NEUBERGER        BERMAN MSF OPPENHEIMER
TOTAL RETURN    MFS VALUE         EAFE INDEX BERMAN GENESIS MID CAP VALUE   GLOBAL EQUITY
 SUB-ACCOUNT  SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
------------ ------------ ------------------ -------------- ------------- ---------------
$ 36,390,976 $ 43,755,099       $ 69,159,329   $ 11,267,029   $ 3,882,146     $ 9,330,088
          21           --                 --             --            --               2
------------ ------------ ------------------ -------------- ------------- ---------------
  36,390,997   43,755,099         69,159,329     11,267,029     3,882,146       9,330,090
------------ ------------ ------------------ -------------- ------------- ---------------
         179          179                117             29           102              89
          --            7                  2              7             1              --
------------ ------------ ------------------ -------------- ------------- ---------------
         179          186                119             36           103              89
------------ ------------ ------------------ -------------- ------------- ---------------
$ 36,390,818 $ 43,754,913       $ 69,159,210   $ 11,266,993   $ 3,882,043     $ 9,330,001
============ ============ ================== ============== ============= ===============
$ 36,390,818 $ 43,750,577       $ 69,159,210   $ 11,266,993   $ 3,882,043     $ 9,330,001
          --        4,336                 --             --            --              --
------------ ------------ ------------------ -------------- ------------- ---------------
$ 36,390,818 $ 43,754,913       $ 69,159,210   $ 11,266,993   $ 3,882,043     $ 9,330,001
============ ============ ================== ============== ============= ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                      MSF RUSSELL 2000 MSF T. ROWE PRICE MSF T. ROWE PRICE MSF VAN ECK GLOBAL
                                                 INDEX  LARGE CAP GROWTH  SMALL CAP GROWTH  NATURAL RESOURCES
                                           SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                                      ---------------- ----------------- ----------------- ------------------
ASSETS:
  Investments at fair value               $ 64,081,583       $ 1,465,656       $ 7,500,207      $ 106,332,982
  Due from MetLife Investors
     USA Insurance Company                          --                --                --                  1
                                      ---------------- ----------------- ----------------- ------------------
       Total Assets                         64,081,583         1,465,656         7,500,207        106,332,983
                                      ---------------- ----------------- ----------------- ------------------
LIABILITIES:
  Accrued fees                                     109                32                56                 48
  Due to MetLife Investors
     USA Insurance Company                           6                 3                 9                 --
                                      ---------------- ----------------- ----------------- ------------------
       Total Liabilities                           115                35                65                 48
                                      ---------------- ----------------- ----------------- ------------------
NET ASSETS                                $ 64,081,468       $ 1,465,621       $ 7,500,142      $ 106,332,935
                                      ================ ================= ================= ==================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 64,081,468       $ 1,465,621       $ 7,500,142      $ 106,332,935
  Net assets from contracts in payout               --                --                --                 --
                                      ---------------- ----------------- ----------------- ------------------
       Total Net Assets                   $ 64,081,468       $ 1,465,621       $ 7,500,142      $ 106,332,935
                                      ================ ================= ================= ==================

The accompanying notes are an integral part of these financial statements.

MSF WESTERN ASSET                                 OPPENHEIMER VA   OPPENHEIMER VA
       MANAGEMENT      NEUBERGER OPPENHEIMER VA GLOBAL STRATEGIC      MAIN STREET OPPENHEIMER VA
  U.S. GOVERNMENT BERMAN GENESIS      CORE BOND           INCOME SMALL- & MID-CAP    MAIN STREET
      SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
----------------- -------------- -------------- ---------------- ---------------- --------------
    $ 285,530,076        $ 7,451       $ 10,162          $ 4,082     $ 81,494,335      $ 107,305
                9             --             --               --               --             --
----------------- -------------- -------------- ---------------- ---------------- --------------
      285,530,085          7,451         10,162            4,082       81,494,335        107,305
----------------- -------------- -------------- ---------------- ---------------- --------------
              107              7              7               --                7             --
               --              1              5                7                8              5
----------------- -------------- -------------- ---------------- ---------------- --------------
              107              8             12                7               15              5
----------------- -------------- -------------- ---------------- ---------------- --------------
    $ 285,529,978        $ 7,443       $ 10,150          $ 4,075     $ 81,494,321      $ 107,300
================= ============== ============== ================ ================ ==============
    $ 285,508,417        $ 7,443       $ 10,150          $ 4,075     $ 81,494,321      $ 107,300
           21,561             --             --               --               --             --
----------------- -------------- -------------- ---------------- ---------------- --------------
    $ 285,529,978        $ 7,443       $ 10,150          $ 4,075     $ 81,494,321      $ 107,300
================= ============== ============== ================ ================ ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                      OPPENHEIMER VA  PIONEER VCT      PIONEER VCT   PIONEER VCT
                                               MONEY CULLEN VALUE EMERGING MARKETS EQUITY INCOME
                                         SUB-ACCOUNT  SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT
                                      -------------- ------------ ---------------- -------------
ASSETS:
  Investments at fair value                $ 114,709  $ 2,036,240        $ 705,787     $ 371,347
  Due from MetLife Investors
     USA Insurance Company                        --           --                2            --
                                      -------------- ------------ ---------------- -------------
       Total Assets                          114,709    2,036,240          705,789       371,347
                                      -------------- ------------ ---------------- -------------
LIABILITIES:
  Accrued fees                                    --           78               89            73
  Due to MetLife Investors
     USA Insurance Company                        --            1               --             2
                                      -------------- ------------ ---------------- -------------
       Total Liabilities                          --           79               89            75
                                      -------------- ------------ ---------------- -------------
NET ASSETS                                 $ 114,709  $ 2,036,161        $ 705,700     $ 371,272
                                      ============== ============ ================ =============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units       $ 114,709  $ 2,036,161        $ 705,700     $ 371,272
  Net assets from contracts in payout             --           --               --            --
                                      -------------- ------------ ---------------- -------------
       Total Net Assets                    $ 114,709  $ 2,036,161        $ 705,700     $ 371,272
                                      ============== ============ ================ =============

The accompanying notes are an integral part of these financial statements.

PIONEER VCT IBBOTSON PIONEER VCT IBBOTSON   PIONEER VCT        PIONEER VCT T. ROWE PRICE       T. ROWE PRICE
   GROWTH ALLOCATION  MODERATE ALLOCATION MID CAP VALUE REAL ESTATE SHARES  GROWTH STOCK INTERNATIONAL STOCK
         SUB-ACCOUNT          SUB-ACCOUNT   SUB-ACCOUNT        SUB-ACCOUNT   SUB-ACCOUNT         SUB-ACCOUNT
-------------------- -------------------- ------------- ------------------ ------------- -------------------
        $ 17,736,413         $ 25,968,979  $ 49,145,121          $ 251,923   $ 6,015,940           $ 705,534
                   1                    1             6                 --            --                  --
-------------------- -------------------- ------------- ------------------ ------------- -------------------
          17,736,414           25,968,980    49,145,127            251,923     6,015,940             705,534
-------------------- -------------------- ------------- ------------------ ------------- -------------------
                  50                   50            50                 74            --                  --
                  --                   --            --                  2             3                   5
-------------------- -------------------- ------------- ------------------ ------------- -------------------
                  50                   50            50                 76             3                   5
-------------------- -------------------- ------------- ------------------ ------------- -------------------
        $ 17,736,364         $ 25,968,930  $ 49,145,077          $ 251,847   $ 6,015,937           $ 705,529
==================== ==================== ============= ================== ============= ===================
        $ 17,736,364         $ 25,968,930  $ 49,145,077          $ 251,847   $ 6,015,937           $ 705,529
                  --                   --            --                 --            --                  --
-------------------- -------------------- ------------- ------------------ ------------- -------------------
        $ 17,736,364         $ 25,968,930  $ 49,145,077          $ 251,847   $ 6,015,937           $ 705,529
==================== ==================== ============= ================== ============= ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

                                      T. ROWE PRICE
                                      PRIME RESERVE UIF U.S. REAL ESTATE
                                        SUB-ACCOUNT          SUB-ACCOUNT
                                      ------------- --------------------
ASSETS:
  Investments at fair value               $ 973,736         $ 76,564,928
  Due from MetLife Investors
     USA Insurance Company                       20                    3
                                      ------------- --------------------
       Total Assets                         973,756           76,564,931
                                      ------------- --------------------
LIABILITIES:
  Accrued fees                                   --                   26
  Due to MetLife Investors
     USA Insurance Company                       --                   --
                                      ------------- --------------------
       Total Liabilities                         --                   26
                                      ------------- --------------------
NET ASSETS                                $ 973,756         $ 76,564,905
                                      ============= ====================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 973,756         $ 76,564,905
  Net assets from contracts in payout            --                   --
                                      ------------- --------------------
       Total Net Assets                   $ 973,756         $ 76,564,905
                                      ============= ====================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                  AMERICAN FUNDS
                                                        ALGER    AMERICAN FUNDS AMERICAN FUNDS      GLOBAL SMALL
                                             SMALL CAP GROWTH              BOND  GLOBAL GROWTH    CAPITALIZATION
                                                  SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT
                                         ----------------------- -------------- ----------------- -----------------
INVESTMENT INCOME:
     Dividends                                   $         --       $ 3,398,106    $ 2,817,173       $ 1,100,462
                                         ----------------------- -------------- ----------------- -----------------
EXPENSES:
     Mortality and expense risk and
        other charges                                 758,722         1,103,598      2,565,719           959,479
     Administrative charges                                --           251,066        512,790           155,860
                                         ----------------------- -------------- ----------------- -----------------
        Total expenses                                758,722         1,354,664      3,078,509         1,115,339
                                         ----------------------- -------------- ----------------- -----------------
           Net investment income (loss)              (758,722)        2,043,442       (261,336)          (14,877)
                                         ----------------------- -------------- ----------------- -----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                           --                --             --                --
     Realized gains (losses) on sale of
        investments                                   589,725           133,811        139,485          (139,499)
                                         ----------------------- -------------- ----------------- -----------------
           Net realized gains (losses)                589,725           133,811        139,485          (139,499)
                                         ----------------------- -------------- ----------------- -----------------
     Change in unrealized gains (losses)
        on investments                             (2,252,972)        2,454,102    (21,700,254)      (18,293,274)
                                         ----------------------- -------------- ----------------- -----------------
     Net realized and change in
        unrealized gains (losses)
        on investments                             (1,663,247)        2,587,913    (21,560,769)      (18,432,773)
                                         ----------------------- -------------- ----------------- -----------------
     Net increase (decrease) in net assets
        resulting from operations                $ (2,421,969)      $ 4,631,355  $ (21,822,105)    $ (18,447,650)
                                         ======================= ============== ================= =================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

AMERICAN FUNDS    AMERICAN FUNDS                           FEDERATED HIGH                         FEDERATED MANAGED
        GROWTH     GROWTH-INCOME    DWS I INTERNATIONAL       INCOME BOND    FEDERATED KAUFMAN           VOLATILITY
   SUB-ACCOUNT       SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
----------------- ----------------- ---------------------- ----------------- -------------------- --------------------
   $ 3,705,099       $ 4,361,375              $ 344,474           $ 2,613                $ 803                $ 542
----------------- ----------------- ---------------------- ----------------- -------------------- --------------------
     7,318,578         3,486,198                253,144               422                1,003                  148
     1,397,096           614,119                     --                --                   --                   --
----------------- ----------------- ---------------------- ----------------- -------------------- --------------------
     8,715,674         4,100,317                253,144               422                1,003                  148
----------------- ----------------- ---------------------- ----------------- -------------------- --------------------
    (5,010,575)          261,058                 91,330             2,191                 (200)                 394
----------------- ----------------- ---------------------- ----------------- -------------------- --------------------
            --                --                     --                --                   --                   --
       744,451          (342,536)              (869,544)              (29)                 289                  506
----------------- ----------------- ---------------------- ----------------- -------------------- --------------------
       744,451          (342,536)              (869,544)              (29)                 289                  506
----------------- ----------------- ---------------------- ----------------- -------------------- --------------------
   (30,897,273)       (9,057,767)            (2,685,393)           (1,062)             (11,209)                (338)
----------------- ----------------- ---------------------- ----------------- -------------------- --------------------
   (30,152,822)       (9,400,303)            (3,554,937)           (1,091)             (10,920)                 168
----------------- ----------------- ---------------------- ----------------- -------------------- --------------------
 $ (35,163,397)     $ (9,139,245)          $ (3,463,607)          $ 1,100            $ (11,120)               $ 562
================= ================= ====================== ================= ==================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                              FIDELITY VIP     FIDELITY VIP     FIDELITY VIP        FIDELITY VIP
                                             ASSET MANAGER       CONTRAFUND    EQUITY-INCOME    FUNDSMANAGER 60%
                                               SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
                                         -------------------- ---------------- ---------------- -------------------
INVESTMENT INCOME:
     Dividends                                 $ 1,812,748      $ 3,972,322        $ 143,281        $ 37,133,654
                                         -------------------- ---------------- ---------------- -------------------
EXPENSES:
     Mortality and expense risk and
        other charges                            1,300,803        4,859,629           84,444          36,533,236
     Administrative charges                             --          408,771               --                  --
                                         -------------------- ---------------- ---------------- -------------------
        Total expenses                           1,300,803        5,268,400           84,444          36,533,236
                                         -------------------- ---------------- ---------------- -------------------
           Net investment income (loss)            511,945       (1,296,078)          58,837             600,418
                                         -------------------- ---------------- ---------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                   442,875               --               --           5,610,120
     Realized gains (losses) on sale of
        investments                               (557,583)         324,914         (193,847)             56,341
                                         -------------------- ---------------- ---------------- -------------------
           Net realized gains (losses)            (114,708)         324,914         (193,847)          5,666,461
                                         -------------------- ---------------- ---------------- -------------------
     Change in unrealized gains (losses)
        on investments                          (3,867,894)     (14,734,080)         111,818         (97,698,668)
                                         -------------------- ---------------- ---------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                          (3,982,602)     (14,409,166)         (82,029)        (92,032,207)
                                         -------------------- ---------------- ---------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations             $ (3,470,657)   $ (15,705,244)       $ (23,192)      $ (91,431,789)
                                         ==================== ================ ================ ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                          FIDELITY VIP     FIDELITY VIP    FIDELITY VIP    FIDELITY VIP      FTVIPT FRANKLIN
   FIDELITY VIP GROWTH       INDEX 500          MID CAP    MONEY MARKET        OVERSEAS    INCOME SECURITIES
           SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT          SUB-ACCOUNT
---------------------- --------------- ---------------- --------------- --------------- --------------------
          $ 514,832     $ 1,211,407         $ 57,432        $ 88,909        $ 77,508         $ 11,234,415
---------------------- --------------- ---------------- --------------- --------------- --------------------
          1,932,722         870,473        2,480,845       1,749,009          71,987            2,250,623
                 --              --          547,927              --              --              487,118
---------------------- --------------- ---------------- --------------- --------------- --------------------
          1,932,722         870,473        3,028,772       1,749,009          71,987            2,737,741
---------------------- --------------- ---------------- --------------- --------------- --------------------
         (1,417,890)        340,934       (2,971,340)     (1,660,100)          5,521            8,496,674
---------------------- --------------- ---------------- --------------- --------------- --------------------
            495,441       1,574,493          451,252              --          11,176                   --
            388,586         404,341          150,111              --        (115,506)            (590,708)
---------------------- --------------- ---------------- --------------- --------------- --------------------
            884,027       1,978,834          601,363              --        (104,330)            (590,708)
---------------------- --------------- ---------------- --------------- --------------- --------------------
           (550,967)     (1,800,840)     (27,710,709)             --        (960,730)          (6,749,757)
---------------------- --------------- ---------------- --------------- --------------- --------------------
            333,060         177,994      (27,109,346)             --      (1,065,060)          (7,340,465)
---------------------- --------------- ---------------- --------------- --------------- --------------------
       $ (1,084,830)      $ 518,928    $ (30,080,686)   $ (1,660,100)   $ (1,059,539)         $ 1,156,209
====================== =============== ================ =============== =============== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                             FTVIPT FRANKLIN                                               FTVIPT TEMPLETON
                                             SMALL CAP VALUE        FTVIPT MUTUAL      FTVIPT TEMPLETON         GLOBAL BOND
                                                  SECURITIES    SHARES SECURITIES    FOREIGN SECURITIES          SECURITIES
                                                 SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
                                         ---------------------- -------------------- --------------------- -------------------
INVESTMENT INCOME:
     Dividends                                     $ 254,804          $ 2,833,347           $ 1,300,102         $ 6,401,702
                                         ---------------------- -------------------- --------------------- -------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                418,049            1,372,089             1,184,407           1,256,976
     Administrative charges                           96,510              291,649               190,048             291,894
                                         ---------------------- -------------------- --------------------- -------------------
        Total expenses                               514,559            1,663,738             1,374,455           1,548,870
                                         ---------------------- -------------------- --------------------- -------------------
           Net investment income (loss)             (259,755)           1,169,609               (74,353)          4,852,832
                                         ---------------------- -------------------- --------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                          --                   --                    --             744,465
     Realized gains (losses) on sale of
        investments                                  101,526             (500,071)             (516,658)            375,796
                                         ---------------------- -------------------- --------------------- -------------------
           Net realized gains (losses)               101,526             (500,071)             (516,658)          1,120,261
                                         ---------------------- -------------------- --------------------- -------------------
     Change in unrealized gains (losses)
        on investments                            (1,417,162)          (3,755,460)           (8,701,781)         (9,853,802)
                                         ---------------------- -------------------- --------------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                            (1,315,636)          (4,255,531)           (9,218,439)         (8,733,541)
                                         ---------------------- -------------------- --------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (1,575,391)        $ (3,085,922)         $ (9,292,792)       $ (3,880,709)
                                         ====================== ==================== ===================== ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                                            INVESCO V.I.         INVESCO V.I.
   INVESCO V.I. CAPITAL    INVESCO V.I.    INVESCO V.I. GLOBAL            INVESCO V.I.        VAN KAMPEN           VAN KAMPEN
           APPRECIATION     CORE EQUITY            REAL ESTATE    INTERNATIONAL GROWTH    CAPITAL GROWTH    EQUITY AND INCOME
            SUB-ACCOUNT     SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT
----------------------- --------------- ---------------------- ----------------------- ----------------- --------------------
               $ 205         $ 3,099              $ 503,386             $ 1,441,992              $ --          $ 6,488,128
----------------------- --------------- ---------------------- ----------------------- ----------------- --------------------
               1,842           4,732                129,742               1,480,623             1,498            4,425,286
                  --              --                 29,702                 336,873                --              957,309
----------------------- --------------- ---------------------- ----------------------- ----------------- --------------------
               1,842           4,732                159,444               1,817,496             1,498            5,382,595
----------------------- --------------- ---------------------- ----------------------- ----------------- --------------------
              (1,637)         (1,633)               343,942                (375,504)           (1,498)           1,105,533
----------------------- --------------- ---------------------- ----------------------- ----------------- --------------------
                  --              --                     --                      --                --                   --
              (3,874)         11,751                (46,041)                 32,969             3,562              165,761
----------------------- --------------- ---------------------- ----------------------- ----------------- --------------------
              (3,874)         11,751                (46,041)                 32,969             3,562              165,761
----------------------- --------------- ---------------------- ----------------------- ----------------- --------------------
              (5,937)        (11,037)            (1,422,533)            (12,319,548)           (8,828)         (12,908,159)
----------------------- --------------- ---------------------- ----------------------- ----------------- --------------------
              (9,811)            714             (1,468,574)            (12,286,579)           (5,266)         (12,742,398)
----------------------- --------------- ---------------------- ----------------------- ----------------- --------------------
           $ (11,448)         $ (919)          $ (1,124,632)          $ (12,662,083)         $ (6,764)       $ (11,636,865)
======================= =============== ====================== ======================= ================= ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                   INVESCO V.I.     INVESCO V.I.                                 LMPVET
                                                     VAN KAMPEN       VAN KAMPEN    JANUS ASPEN    CLEARBRIDGE VARIABLE
                                              GROWTH AND INCOME    MID CAP VALUE      WORLDWIDE       AGGRESSIVE GROWTH
                                                    SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT             SUB-ACCOUNT
                                           -------------------- ---------------- -------------- -----------------------
INVESTMENT INCOME:
     Dividends                                   $ 2,064,376        $ 270,540           $ 32               $ 318,738
                                           -------------------- ---------------- -------------- -----------------------
EXPENSES:
     Mortality and expense risk and
        other charges                              2,058,872          409,139             47               2,033,573
     Administrative charges                          454,114           93,101             --                 406,942
                                           -------------------- ---------------- -------------- -----------------------
        Total expenses                             2,512,986          502,240             47               2,440,515
                                           -------------------- ---------------- -------------- -----------------------
           Net investment income (loss)             (448,610)        (231,700)           (15)             (2,121,777)
                                           -------------------- ---------------- -------------- -----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                          --               --             --                      --
     Realized gains (losses) on sale of
        investments                                   52,684           49,468            228               1,220,007
                                           -------------------- ---------------- -------------- -----------------------
           Net realized gains (losses)                52,684           49,468            228               1,220,007
                                           -------------------- ---------------- -------------- -----------------------
     Change in unrealized gains (losses)
        on investments                            (6,271,491)         (11,067)        (1,006)              2,212,582
                                           -------------------- ---------------- -------------- -----------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                            (6,218,807)          38,401           (778)              3,432,589
                                           -------------------- ---------------- -------------- -----------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (6,667,417)      $ (193,299)        $ (793)            $ 1,310,812
                                           ==================== ================ ============== =======================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                               LMPVET                  LMPVET
              LMPVET      CLEARBRIDGE    CLEARBRIDGE VARIABLE                  LMPVET                LMPVET                LMPVET
CLEARBRIDGE VARIABLE  VARIABLE EQUITY     FUNDAMENTAL ALL CAP    CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE  CLEARBRIDGE VARIABLE
        APPRECIATION   INCOME BUILDER                   VALUE        LARGE CAP GROWTH       LARGE CAP VALUE      SMALL CAP GROWTH
         SUB-ACCOUNT      SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-------------------- ------------------ ----------------------- --------------------- --------------------- ---------------------
         $ 3,571,288     $ 3,148,219             $ 1,386,614                $ 22,035              $ 80,505                  $ --
-------------------- ------------------ ----------------------- --------------------- --------------------- ---------------------
           2,359,483       1,125,177               1,196,596                  79,966                42,938               469,580
             501,064         231,102                 245,399                  13,117                 7,084                96,106
-------------------- ------------------ ----------------------- --------------------- --------------------- ---------------------
           2,860,547       1,356,279               1,441,995                  93,083                50,022               565,686
-------------------- ------------------ ----------------------- --------------------- --------------------- ---------------------
             710,741       1,791,940                 (55,381)                (71,048)               30,483              (565,686)
-------------------- ------------------ ----------------------- --------------------- --------------------- ---------------------
                  --              --                      --                      --                    --               710,644
              17,260      (2,420,420)               (429,752)                111,313               (88,723)              372,410
-------------------- ------------------ ----------------------- --------------------- --------------------- ---------------------
              17,260      (2,420,420)               (429,752)                111,313               (88,723)            1,083,054
-------------------- ------------------ ----------------------- --------------------- --------------------- ---------------------
           1,216,439       5,793,264              (7,192,709)               (159,581)              181,309              (664,423)
-------------------- ------------------ ----------------------- --------------------- --------------------- ---------------------
           1,233,699       3,372,844              (7,622,461)                (48,268)               92,586               418,631
-------------------- ------------------ ----------------------- --------------------- --------------------- ---------------------
         $ 1,944,440     $ 5,164,784            $ (7,677,842)             $ (119,316)            $ 123,069            $ (147,055)
==================== ================== ======================= ===================== ===================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                             LMPVET INVESTMENT                LMPVET                LMPVET                LMPVET
                                              COUNSEL VARIABLE    VARIABLE LIFESTYLE    VARIABLE LIFESTYLE    VARIABLE LIFESTYLE
                                              SOCIAL AWARENESS        ALLOCATION 50%        ALLOCATION 70%        ALLOCATION 85%
                                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                           -------------------- --------------------- --------------------- ---------------------
INVESTMENT INCOME:
     Dividends                                       $ 5,808             $ 607,929              $ 61,784           $ 1,008,322
                                           -------------------- --------------------- --------------------- ---------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                  6,585               223,840                44,752               715,775
     Administrative charges                            1,204                47,409                 8,206               161,869
                                           -------------------- --------------------- --------------------- ---------------------
        Total expenses                                 7,789               271,249                52,958               877,644
                                           -------------------- --------------------- --------------------- ---------------------
           Net investment income (loss)               (1,981)              336,680                 8,826               130,678
                                           -------------------- --------------------- --------------------- ---------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                          --                    --                    --                    --
     Realized gains (losses) on sale of
        investments                                      (60)                  400                 5,813               528,464
                                           -------------------- --------------------- --------------------- ---------------------
           Net realized gains (losses)                   (60)                  400                 5,813               528,464
                                           -------------------- --------------------- --------------------- ---------------------
     Change in unrealized gains (losses)
        on investments                                (4,843)             (529,056)              (70,666)           (2,861,793)
                                           -------------------- --------------------- --------------------- ---------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                                (4,903)             (528,656)              (64,853)           (2,333,329)
                                           -------------------- --------------------- --------------------- ---------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (6,884)           $ (191,976)            $ (56,027)         $ (2,202,651)
                                           ==================== ===================== ===================== =====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                                                MIST
       LMPVIT WESTERN                                                              ALLIANCEBERNSTEIN                   MIST
ASSET VARIABLE GLOBAL            MFS VIT          MFS VIT                             GLOBAL DYNAMIC         AMERICAN FUNDS
      HIGH YIELD BOND    INVESTORS TRUST    NEW DISCOVERY    MFS VIT RESEARCH             ALLOCATION    BALANCED ALLOCATION
          SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT (a)            SUB-ACCOUNT
------------------------ ------------------ ---------------- ------------------- --------------------- ----------------------
          $ 5,570,626              $ 335             $ --               $ 448           $ 6,694,705           $ 35,915,716
------------------------ ------------------ ---------------- ------------------- --------------------- ----------------------
              824,358                519              652                 875             6,046,176             36,934,487
              165,611                 --               --                  --             1,259,511              7,129,657
------------------------ ------------------ ---------------- ------------------- --------------------- ----------------------
              989,969                519              652                 875             7,305,687             44,064,144
------------------------ ------------------ ---------------- ------------------- --------------------- ----------------------
            4,580,657               (184)            (652)               (427)             (610,982)            (8,148,428)
------------------------ ------------------ ---------------- ------------------- --------------------- ----------------------
                   --                 --            5,639                  --             9,394,668              1,581,333
             (143,505)               991               90              10,717                    --              3,444,529
------------------------ ------------------ ---------------- ------------------- --------------------- ----------------------
             (143,505)               991            5,729              10,717             9,394,668              5,025,862
------------------------ ------------------ ---------------- ------------------- --------------------- ----------------------
           (4,473,336)            (1,906)         (10,466)            (10,338)            9,200,376           (116,302,276)
------------------------ ------------------ ---------------- ------------------- --------------------- ----------------------
           (4,616,841)              (915)          (4,737)                379            18,595,044           (111,276,414)
------------------------ ------------------ ---------------- ------------------- --------------------- ----------------------
            $ (36,184)          $ (1,099)        $ (5,389)              $ (48)         $ 17,984,062         $ (119,424,842)
======================== ================== ================ =================== ===================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                             MIST
                                               MIST AMERICAN       AMERICAN FUNDS     MIST AMERICAN       MIST AMERICAN
                                                  FUNDS BOND    GROWTH ALLOCATION      FUNDS GROWTH FUNDS INTERNATIONAL
                                                 SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
                                            ----------------- -------------------- ---------------- -------------------
INVESTMENT INCOME:
     Dividends                                 $ 6,896,073      $ 16,279,703          $ 1,923,735          $ 4,511,360
                                            ----------------- -------------------- ---------------- -------------------
EXPENSES:
     Mortality and expense risk and
        other charges                            4,303,359        19,459,404            7,224,680            4,079,989
     Administrative charges                        820,404         3,681,030            1,382,508              778,702
                                            ----------------- -------------------- ---------------- -------------------
        Total expenses                           5,123,763        23,140,434            8,607,188            4,858,691
                                            ----------------- -------------------- ---------------- -------------------
           Net investment income (loss)          1,772,310        (6,860,731)          (6,683,453)            (347,331)
                                            ----------------- -------------------- ---------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                       440                --                   --                   --
     Realized gains (losses) on sale of
        investments                              1,617,499        12,437,663            2,655,999            2,344,997
                                            ----------------- -------------------- ---------------- -------------------
           Net realized gains (losses)           1,617,939        12,437,663            2,655,999            2,344,997
                                            ----------------- -------------------- ---------------- -------------------
     Change in unrealized gains (losses)
        on investments                          10,229,841      (101,766,516)         (35,042,764)         (54,813,728)
                                            ----------------- -------------------- ---------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                          11,847,780       (89,328,853)         (32,386,765)         (52,468,731)
                                            ----------------- -------------------- ---------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations             $ 13,620,090     $ (96,189,584)       $ (39,070,218)       $ (52,816,062)
                                            ================= ==================== ================ ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

               MIST           MIST AQR  MIST BLACKROCK
     AMERICAN FUNDS        GLOBAL RISK GLOBAL TACTICAL    MIST BLACKROCK    MIST BLACKROCK          MIST CLARION
MODERATE ALLOCATION           BALANCED      STRATEGIES        HIGH YIELD    LARGE CAP CORE    GLOBAL REAL ESTATE
        SUB-ACCOUNT    SUB-ACCOUNT (a) SUB-ACCOUNT (a)       SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT
---------------------- --------------- ------------------ ----------------- ----------------- ---------------------
       $ 25,145,182       $ 25,590,118    $ 18,594,534      $ 13,271,662         $ 104,571           $ 5,745,197
---------------------- --------------- ------------------ ----------------- ----------------- ---------------------
         21,095,478          6,713,536      10,715,163         2,761,895           171,020             2,095,360
          4,078,275          1,397,323       2,222,611           507,421            28,281               377,134
---------------------- --------------- ------------------ ----------------- ----------------- ---------------------
         25,173,753          8,110,859      12,937,774         3,269,316           199,301             2,472,494
---------------------- --------------- ------------------ ----------------- ----------------- ---------------------
            (28,571)        17,479,259       5,656,760        10,002,346           (94,730)            3,272,703
---------------------- --------------- ------------------ ----------------- ----------------- ---------------------
          7,882,185          5,634,878      21,591,062                --                --                    --
          2,728,544                 --              --         3,149,049            12,317            (1,143,990)
---------------------- --------------- ------------------ ----------------- ----------------- ---------------------
         10,610,729          5,634,878      21,591,062         3,149,049            12,317            (1,143,990)
---------------------- --------------- ------------------ ----------------- ----------------- ---------------------
        (37,218,522)        20,725,299     (29,115,315)      (12,738,491)         (244,145)          (13,501,877)
---------------------- --------------- ------------------ ----------------- ----------------- ---------------------
        (26,607,793)        26,360,177      (7,524,253)       (9,589,442)         (231,828)          (14,645,867)
---------------------- --------------- ------------------ ----------------- ----------------- ---------------------
      $ (26,636,364)      $ 43,839,436    $ (1,867,493)        $ 412,904        $ (326,558)        $ (11,373,164)
====================== =============== ================== ================= ================= =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                MIST
                                                 MIST DREMAN    MIST GOLDMAN SACHS    HARRIS OAKMARK        MIST INVESCO
                                             SMALL CAP VALUE         MID CAP VALUE     INTERNATIONAL    SMALL CAP GROWTH
                                                 SUB-ACCOUNT           SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
                                         ---------------------- --------------------- ----------------- -------------------
INVESTMENT INCOME:
     Dividends                                     $ 383,323             $ 639,252           $ 6,415                $ --
                                         ---------------------- --------------------- ----------------- -------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                346,462             1,818,046         6,778,426           2,807,395
     Administrative charges                           56,541               331,467         1,245,666             519,454
                                         ---------------------- --------------------- ----------------- -------------------
        Total expenses                               403,003             2,149,513         8,024,092           3,326,849
                                         ---------------------- --------------------- ----------------- -------------------
           Net investment income (loss)              (19,680)           (1,510,261)       (8,017,677)         (3,326,849)
                                         ---------------------- --------------------- ----------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                          --                    --                --                  --
     Realized gains (losses) on sale of
        investments                                  480,921              (437,036)       (1,470,791)          1,704,023
                                         ---------------------- --------------------- ----------------- -------------------
           Net realized gains (losses)               480,921              (437,036)       (1,470,791)          1,704,023
                                         ---------------------- --------------------- ----------------- -------------------
     Change in unrealized gains (losses)
        on investments                            (3,142,931)          (10,057,546)      (75,842,892)         (5,165,840)
                                         ---------------------- --------------------- ----------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                            (2,662,010)          (10,494,582)      (77,313,683)         (3,461,817)
                                         ---------------------- --------------------- ----------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (2,681,690)        $ (12,004,843)    $ (85,331,360)       $ (6,788,666)
                                         ====================== ===================== ================= ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                        MIST LEGG MASON
                              MIST          CLEARBRIDGE    MIST LOOMIS SAYLES    MIST LORD ABBETT    MIST LORD ABBETT
MIST JANUS FORTY    LAZARD MID CAP    AGGRESSIVE GROWTH        GLOBAL MARKETS      BOND DEBENTURE       MID CAP VALUE
     SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
------------------- ----------------- -------------------- --------------------- ------------------- -------------------
     $ 1,143,620         $ 991,555                 $ --           $ 3,807,255        $ 15,837,776           $ 624,785
------------------- ----------------- -------------------- --------------------- ------------------- -------------------
         937,928         1,901,905            2,810,461             2,198,483           3,700,880           1,683,021
         168,957           341,389              528,209               408,080             647,660             307,950
------------------- ----------------- -------------------- --------------------- ------------------- -------------------
       1,106,885         2,243,294            3,338,670             2,606,563           4,348,540           1,990,971
------------------- ----------------- -------------------- --------------------- ------------------- -------------------
          36,735        (1,251,739)          (3,338,670)            1,200,692          11,489,236          (1,366,186)
------------------- ----------------- -------------------- --------------------- ------------------- -------------------
              --                --                   --                    --                  --                  --
         332,745          (826,499)                 428               955,422           2,277,388           1,059,026
------------------- ----------------- -------------------- --------------------- ------------------- -------------------
         332,745          (826,499)                 428               955,422           2,277,388           1,059,026
------------------- ----------------- -------------------- --------------------- ------------------- -------------------
      (7,197,681)       (7,687,971)          (7,417,668)           (8,402,666)         (6,571,539)         (6,908,432)
------------------- ----------------- -------------------- --------------------- ------------------- -------------------
      (6,864,936)       (8,514,470)          (7,417,240)           (7,447,244)         (4,294,151)         (5,849,406)
------------------- ----------------- -------------------- --------------------- ------------------- -------------------
    $ (6,828,201)     $ (9,766,209)       $ (10,755,910)         $ (6,246,552)        $ 7,195,085        $ (7,215,592)
=================== ================= ==================== ===================== =================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                           MIST
                                                        MIST       MET/FRANKLIN                         MIST MET/FRANKLIN
                                             MET/EATON VANCE       LOW DURATION    MIST MET/FRANKLIN            TEMPLETON
                                               FLOATING RATE       TOTAL RETURN        MUTUAL SHARES    FOUNDING STRATEGY
                                                 SUB-ACCOUNT    SUB-ACCOUNT (a)          SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------- ------------------ -------------------- ------------------
INVESTMENT INCOME:
     Dividends                                     $ 778,159               $ --          $ 3,980,852         $ 10,437,120
                                           -------------------- ------------------ -------------------- ------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                525,041            127,652            1,923,338            8,018,324
     Administrative charges                           97,108             24,388              360,957            1,514,501
                                           -------------------- ------------------ -------------------- ------------------
        Total expenses                               622,149            152,040            2,284,295            9,532,825
                                           -------------------- ------------------ -------------------- ------------------
           Net investment income (loss)              156,010           (152,040)           1,696,557              904,295
                                           -------------------- ------------------ -------------------- ------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                     102,311                 --            7,895,629              593,283
     Realized gains (losses) on sale of
        investments                                 (229,702)           (24,333)             110,741            4,684,681
                                           -------------------- ------------------ -------------------- ------------------
           Net realized gains (losses)              (127,391)           (24,333)           8,006,370            5,277,964
                                           -------------------- ------------------ -------------------- ------------------
     Change in unrealized gains (losses)
        on investments                              (317,893)          (183,195)         (13,800,582)         (29,078,070)
                                           -------------------- ------------------ -------------------- ------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                              (445,284)          (207,528)          (5,794,212)         (23,800,106)
                                           -------------------- ------------------ -------------------- ------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (289,274)        $ (359,568)        $ (4,097,655)       $ (22,895,811)
                                           ==================== ================== ==================== ==================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

MIST MET/TEMPLETON       MIST MET/TEMPLETON           MIST METLIFE       MIST METLIFE         MIST METLIFE          MIST METLIFE
            GROWTH       INTERNATIONAL BOND    AGGRESSIVE STRATEGY      BALANCED PLUS    BALANCED STRATEGY    DEFENSIVE STRATEGY
       SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT    SUB-ACCOUNT (a)          SUB-ACCOUNT           SUB-ACCOUNT
--------------------- --------------------- ---------------------- ------------------ -------------------- ---------------------
         $ 123,412             $ 3,264,056            $ 6,059,840        $ 3,109,214        $ 109,929,868          $ 46,202,640
--------------------- --------------------- ---------------------- ------------------ -------------------- ---------------------
           450,145                 610,928              7,474,066          8,889,859           92,925,166            27,932,833
            93,450                 118,546              1,371,589          1,876,489           17,326,688             5,191,502
--------------------- --------------------- ---------------------- ------------------ -------------------- ---------------------
           543,595                 729,474              8,845,655         10,766,348          110,251,854            33,124,335
--------------------- --------------------- ---------------------- ------------------ -------------------- ---------------------
          (420,183)              2,534,582             (2,785,815)        (7,657,134)            (321,986)           13,078,305
--------------------- --------------------- ---------------------- ------------------ -------------------- ---------------------
                --                  59,720                     --                 --                   --                    --
          (250,304)                  9,417             (3,089,096)                --           (7,135,125)           14,867,735
--------------------- --------------------- ---------------------- ------------------ -------------------- ---------------------
          (250,304)                 69,137             (3,089,096)                --           (7,135,125)           14,867,735
--------------------- --------------------- ---------------------- ------------------ -------------------- ---------------------
        (8,626,650)             (3,853,055)           (36,571,916)       (14,018,878)        (245,352,817)          (24,804,181)
--------------------- --------------------- ---------------------- ------------------ -------------------- ---------------------
        (8,876,954)             (3,783,918)           (39,661,012)       (14,018,878)        (252,487,942)           (9,936,446)
--------------------- --------------------- ---------------------- ------------------ -------------------- ---------------------
      $ (9,297,137)           $ (1,249,336)         $ (42,446,827)     $ (21,676,012)      $ (252,809,928)          $ 3,141,859
===================== ===================== ====================== ================== ==================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                 MIST METLIFE         MIST METLIFE    MIST MFS EMERGING    MIST MFS RESEARCH
                                              GROWTH STRATEGY    MODERATE STRATEGY       MARKETS EQUITY        INTERNATIONAL
                                                  SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------ -------------------- -------------------- --------------------
INVESTMENT INCOME:
     Dividends                                  $ 82,693,229         $ 61,350,561          $ 5,336,714          $ 5,873,182
                                           ------------------ -------------------- -------------------- --------------------
EXPENSES:
     Mortality and expense risk and
        other charges                             73,824,051           44,723,722            5,052,211            4,264,910
     Administrative charges                       13,424,100            8,366,083              955,535              754,977
                                           ------------------ -------------------- -------------------- --------------------
        Total expenses                            87,248,151           53,089,805            6,007,746            5,019,887
                                           ------------------ -------------------- -------------------- --------------------
           Net investment income (loss)           (4,554,922)           8,260,756             (671,032)             853,295
                                           ------------------ -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                          --                   --                   --                   --
     Realized gains (losses) on sale of
        investments                              (39,528,555)           4,489,424            2,261,367           (1,887,551)
                                           ------------------ -------------------- -------------------- --------------------
           Net realized gains (losses)           (39,528,555)           4,489,424            2,261,367           (1,887,551)
                                           ------------------ -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                          (246,366,960)         (77,648,493)         (86,014,482)         (37,450,859)
                                           ------------------ -------------------- -------------------- --------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                          (285,895,515)         (73,159,069)         (83,753,115)         (39,338,410)
                                           ------------------ -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations             $ (290,450,437)       $ (64,898,313)       $ (84,424,147)       $ (38,485,115)
                                           ================== ==================== ==================== ====================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                          MIST
MIST MORGAN STANLEY        MIST OPPENHEIMER    PIMCO INFLATION                 MIST                             MIST PIONEER
     MID CAP GROWTH    CAPITAL APPRECIATION     PROTECTED BOND   PIMCO TOTAL RETURN    MIST PIONEER FUND    STRATEGIC INCOME
        SUB-ACCOUNT             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
---------------------- ----------------------- --------------- --------------------- -------------------- -------------------
          $ 581,818               $ 215,460       $ 14,184,953       $ 53,195,033          $ 1,595,395        $ 22,813,221
---------------------- ----------------------- --------------- --------------------- -------------------- -------------------
          1,276,964               2,500,114         11,755,082         26,947,647            1,642,500           6,009,671
            248,218                 439,740          2,180,955          4,902,489              357,469           1,303,696
---------------------- ----------------------- --------------- --------------------- -------------------- -------------------
          1,525,182               2,939,854         13,936,037         31,850,136            1,999,969           7,313,367
---------------------- ----------------------- --------------- --------------------- -------------------- -------------------
           (943,364)             (2,724,394)           248,916         21,344,897             (404,574)         15,499,854
---------------------- ----------------------- --------------- --------------------- -------------------- -------------------
          2,603,019                      --         40,424,584         61,428,406                   --           3,048,412
            644,261              (7,215,537)         3,706,477          1,619,328                2,955             234,582
---------------------- ----------------------- --------------- --------------------- -------------------- -------------------
          3,247,280              (7,215,537)        44,131,061         63,047,734                2,955           3,282,994
---------------------- ----------------------- --------------- --------------------- -------------------- -------------------
        (12,429,566)              4,937,085         34,838,493        (55,437,622)          (8,916,886)         (9,616,858)
---------------------- ----------------------- --------------- --------------------- -------------------- -------------------
         (9,182,286)             (2,278,452)        78,969,554          7,610,112           (8,913,931)         (6,333,864)
---------------------- ----------------------- --------------- --------------------- -------------------- -------------------
      $ (10,125,650)           $ (5,002,846)      $ 79,218,470       $ 28,955,009         $ (9,318,505)        $ 9,165,990
====================== ======================= =============== ===================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                  MIST PYRAMIS        MIST RAINIER         MIST RCM    MIST SSGA GROWTH
                                             GOVERNMENT INCOME    LARGE CAP EQUITY       TECHNOLOGY      AND INCOME ETF
                                               SUB-ACCOUNT (a)         SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
                                           -------------------- ------------------- ---------------- -------------------
INVESTMENT INCOME:
     Dividends                                     $ 1,758,110           $ 198,102             $ --        $ 21,753,850
                                           -------------------- ------------------- ---------------- -------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                1,567,365             693,861        1,602,654          16,222,879
     Administrative charges                            324,648             130,564          284,864           3,195,620
                                           -------------------- ------------------- ---------------- -------------------
        Total expenses                               1,892,013             824,425        1,887,518          19,418,499
                                           -------------------- ------------------- ---------------- -------------------
           Net investment income (loss)               (133,903)           (626,323)      (1,887,518)          2,335,351
                                           -------------------- ------------------- ---------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                     3,901,311                  --               --          23,371,511
     Realized gains (losses) on sale of
        investments                                     (2,100)            506,257        2,692,086           3,797,614
                                           -------------------- ------------------- ---------------- -------------------
           Net realized gains (losses)               3,899,211             506,257        2,692,086          27,169,125
                                           -------------------- ------------------- ---------------- -------------------
     Change in unrealized gains (losses)
        on investments                               6,372,332          (2,839,226)     (14,827,788)        (43,866,906)
                                           -------------------- ------------------- ---------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                              10,271,543          (2,332,969)     (12,135,702)        (16,697,781)
                                           -------------------- ------------------- ---------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ 10,137,640        $ (2,959,292)   $ (14,023,220)      $ (14,362,430)
                                           ==================== =================== ================ ===================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

       MIST SSGA    MIST T. ROWE PRICE    MIST T. ROWE PRICE    MIST THIRD AVENUE       MIST TURNER    MIST VAN KAMPEN
      GROWTH ETF       LARGE CAP VALUE        MID CAP GROWTH      SMALL CAP VALUE    MID CAP GROWTH           COMSTOCK
     SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
---------------- --------------------- --------------------- -------------------- ----------------- ------------------
  $   6,115,664           $ 3,767,843                  $ --          $ 3,488,824              $ --        $ 2,811,648
---------------- --------------------- --------------------- -------------------- ----------------- ------------------
      5,066,271             7,262,842             6,123,198            4,341,109         1,231,450          3,204,789
        975,344               926,943             1,137,305              774,364           225,079            641,685
---------------- --------------------- --------------------- -------------------- ----------------- ------------------
      6,041,615             8,189,785             7,260,503            5,115,473         1,456,529          3,846,474
---------------- --------------------- --------------------- -------------------- ----------------- ------------------
         74,049            (4,421,942)           (7,260,503)          (1,626,649)       (1,456,529)        (1,034,826)
---------------- --------------------- --------------------- -------------------- ----------------- ------------------
             --                    --            12,070,995                   --                --                 --
      2,402,527            (7,384,308)            6,453,242            1,034,386         1,449,705            900,637
---------------- --------------------- --------------------- -------------------- ----------------- ------------------
      2,402,527            (7,384,308)           18,524,237            1,034,386         1,449,705            900,637
---------------- --------------------- --------------------- -------------------- ----------------- ------------------
    (19,223,624)          (17,691,215)          (28,498,595)         (33,815,082)       (8,573,460)        (8,468,416)
---------------- --------------------- --------------------- -------------------- ----------------- ------------------
    (16,821,097)          (25,075,523)           (9,974,358)         (32,780,696)       (7,123,755)        (7,567,779)
---------------- --------------------- --------------------- -------------------- ----------------- ------------------
$   (16,747,048)        $ (29,497,465)        $ (17,234,861)       $ (34,407,345)     $ (8,580,284)      $ (8,602,605)
================ ===================== ===================== ==================== ================= ==================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                       MSF BARCLAYS
                                                     MSF ARTIO    CAPITAL AGGREGATE MSF BLACKROCK   MSF BLACKROCK
                                           INTERNATIONAL STOCK           BOND INDEX   BOND INCOME LARGE CAP VALUE
                                                   SUB-ACCOUNT          SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
                                           ---------------------- ----------------- ------------- ------------------
INVESTMENT INCOME:
     Dividends                                        $ 55,506          $ 3,690,813   $ 1,911,718        $ 34,801
                                           ---------------------- ----------------- ------------- ------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                   47,767            1,479,246       751,736          39,841
     Administrative charges                              8,206              263,622       109,750              --
                                           ---------------------- ----------------- ------------- ------------------
        Total expenses                                  55,973            1,742,868       861,486          39,841
                                           ---------------------- ----------------- ------------- ------------------
           Net investment income (loss)                   (467)           1,947,945     1,050,232          (5,040)
                                           ---------------------- ----------------- ------------- ------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                            --                   --            --              --
     Realized gains (losses) on sale of
        investments                                   (261,978)             315,491       209,734         (83,604)
                                           ---------------------- ----------------- ------------- ------------------
           Net realized gains (losses)                (261,978)             315,491       209,734         (83,604)
                                           ---------------------- ----------------- ------------- ------------------
     Change in unrealized gains (losses)
        on investments                                (504,227)           4,224,865     1,003,839         126,889
                                           ---------------------- ----------------- ------------- ------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                                (766,205)           4,540,356     1,213,573          43,285
                                           ---------------------- ----------------- ------------- ------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ (766,672)         $ 6,488,301   $ 2,263,805        $ 38,245
                                           ====================== ================= ============= ==================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

     MSF BLACKROCK
  LEGACY LARGE CAP    MSF BLACKROCK        MSF DAVIS           MSF FI    MSF JENNISON    MSF LOOMIS SAYLES
            GROWTH     MONEY MARKET    VENTURE VALUE    VALUE LEADERS          GROWTH       SMALL CAP CORE
       SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT          SUB-ACCOUNT
------------------- ---------------- ---------------- ---------------- --------------- --------------------
          $ 19,452             $ --      $ 6,227,875         $ 49,540       $ 141,295                 $ --
------------------- ---------------- ---------------- ---------------- --------------- --------------------
           166,353        8,087,581        8,376,937           74,185       3,385,040              140,438
            25,914        1,492,129        1,512,147           12,202         619,009               23,379
------------------- ---------------- ---------------- ---------------- --------------- --------------------
           192,267        9,579,710        9,889,084           86,387       4,004,049              163,817
------------------- ---------------- ---------------- ---------------- --------------- --------------------
          (172,815)      (9,579,710)      (3,661,209)         (36,847)     (3,862,754)            (163,817)
------------------- ---------------- ---------------- ---------------- --------------- --------------------
                --               --               --               --              --                   --
           528,200               --        3,865,479         (166,827)      4,303,744              236,293
------------------- ---------------- ---------------- ---------------- --------------- --------------------
           528,200               --        3,865,479         (166,827)      4,303,744              236,293
------------------- ---------------- ---------------- ---------------- --------------- --------------------
        (1,851,168)              --      (37,130,418)        (198,036)     (4,175,864)            (316,577)
------------------- ---------------- ---------------- ---------------- --------------- --------------------
        (1,322,968)              --      (33,264,939)        (364,863)        127,880              (80,284)
------------------- ---------------- ---------------- ---------------- --------------- --------------------
      $ (1,495,783)    $ (9,579,710)   $ (36,926,148)      $ (401,710)   $ (3,734,874)          $ (244,101)
=================== ================ ================ ================ =============== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                MSF MET/DIMENSIONAL     MSF METLIFE            MSF METLIFE
                                             MSF MET/ARTISAN    INTERNATIONAL SMALL    CONSERVATIVE        CONSERVATIVE TO
                                               MID CAP VALUE                COMPANY      ALLOCATION    MODERATE ALLOCATION
                                                 SUB-ACCOUNT            SUB-ACCOUNT     SUB-ACCOUNT            SUB-ACCOUNT
                                           ------------------- ---------------------- --------------- ----------------------
INVESTMENT INCOME:
     Dividends                                   $ 1,741,269              $ 907,526       $ 236,324              $ 171,242
                                           ------------------- ---------------------- --------------- ----------------------
EXPENSES:
     Mortality and expense risk and
        other charges                              3,029,553                627,146         143,834                120,041
     Administrative charges                          516,341                116,420          24,820                 19,954
                                           ------------------- ---------------------- --------------- ----------------------
        Total expenses                             3,545,894                743,566         168,654                139,995
                                           ------------------- ---------------------- --------------- ----------------------
           Net investment income (loss)           (1,804,625)               163,960          67,670                 31,247
                                           ------------------- ---------------------- --------------- ----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                          --              1,730,699              --                     --
     Realized gains (losses) on sale of
        investments                               (4,721,063)               198,540         122,681                249,879
                                           ------------------- ---------------------- --------------- ----------------------
           Net realized gains (losses)            (4,721,063)             1,929,239         122,681                249,879
                                           ------------------- ---------------------- --------------- ----------------------
     Change in unrealized gains (losses)
        on investments                            16,718,666            (11,314,641)        (26,700)              (318,879)
                                           ------------------- ---------------------- --------------- ----------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                            11,997,603             (9,385,402)         95,981                (69,000)
                                           ------------------- ---------------------- --------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations               $ 10,192,978           $ (9,221,442)      $ 163,651              $ (37,753)
                                           =================== ====================== =============== ======================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                           MSF METLIFE
           MSF METLIFE            MSF METLIFE              MODERATE TO     MSF METLIFE                 MSF
   MID CAP STOCK INDEX    MODERATE ALLOCATION    AGGRESSIVE ALLOCATION     STOCK INDEX    MFS TOTAL RETURN    MSF MFS VALUE
           SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT
---------------------- ---------------------- ------------------------ --------------- ------------------- ----------------
            $ 550,689              $ 721,556                $ 789,069     $ 5,548,456         $ 1,033,373        $ 709,258
---------------------- ---------------------- ------------------------ --------------- ------------------- ----------------
            1,022,609                700,010                  813,281       5,337,683             540,834          663,152
              139,132                118,116                  137,443         752,089              71,662           97,445
---------------------- ---------------------- ------------------------ --------------- ------------------- ----------------
            1,161,741                818,126                  950,724       6,089,772             612,496          760,597
---------------------- ---------------------- ------------------------ --------------- ------------------- ----------------
             (611,052)               (96,570)                (161,655)       (541,316)            420,877          (51,339)
---------------------- ---------------------- ------------------------ --------------- ------------------- ----------------
            3,157,993                     --                       --       2,271,145                  --               --
              518,373                 92,206                 (336,754)      3,950,861            (473,539)         110,867
---------------------- ---------------------- ------------------------ --------------- ------------------- ----------------
            3,676,366                 92,206                 (336,754)      6,222,006            (473,539)         110,867
---------------------- ---------------------- ------------------------ --------------- ------------------- ----------------
           (6,803,063)            (1,412,843)              (2,412,130)     (6,858,838)            350,834         (361,758)
---------------------- ---------------------- ------------------------ --------------- ------------------- ----------------
           (3,126,697)            (1,320,637)              (2,748,884)       (636,832)           (122,705)        (250,891)
---------------------- ---------------------- ------------------------ --------------- ------------------- ----------------
         $ (3,737,749)          $ (1,417,207)            $ (2,910,539)   $ (1,178,148)          $ 298,172       $ (302,230)
====================== ====================== ======================== =============== =================== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                      MSF NEUBERGER
                                              MSF MORGAN STANLEY     MSF NEUBERGER           BERMAN    MSF OPPENHEIMER
                                                      EAFE INDEX    BERMAN GENESIS    MID CAP VALUE      GLOBAL EQUITY
                                                     SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT
                                           --------------------- ----------------- ---------------- ------------------
INVESTMENT INCOME:
     Dividends                                      $ 1,548,769          $ 76,218         $ 17,362          $ 190,404
                                           --------------------- ----------------- ---------------- ------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                   900,193           140,992           47,877            130,087
     Administrative charges                             131,738               768            8,109             26,569
                                           --------------------- ----------------- ---------------- ------------------
        Total expenses                                1,031,931           141,760           55,986            156,656
                                           --------------------- ----------------- ---------------- ------------------
           Net investment income (loss)                 516,838           (65,542)         (38,624)            33,748
                                           --------------------- ----------------- ---------------- ------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                             --                --               --                 --
     Realized gains (losses) on sale of
        investments                                    (214,534)         (367,718)          11,924             32,088
                                           --------------------- ----------------- ---------------- ------------------
           Net realized gains (losses)                 (214,534)         (367,718)          11,924             32,088
                                           --------------------- ----------------- ---------------- ------------------
     Change in unrealized gains (losses)
        on investments                              (11,175,105)          835,096         (341,843)        (1,057,952)
                                           --------------------- ----------------- ---------------- ------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                              (11,389,639)          467,378         (329,919)        (1,025,864)
                                           --------------------- ----------------- ---------------- ------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ (10,872,801)        $ 401,836       $ (368,543)        $ (992,116)
                                           ===================== ================= ================ ==================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

                                                                     MSF VAN ECK    MSF WESTERN ASSET
                 MSF    MSF T. ROWE PRICE    MSF T. ROWE PRICE    GLOBAL NATURAL           MANAGEMENT    NEUBERGER BERMAN
  RUSSELL 2000 INDEX     LARGE CAP GROWTH     SMALL CAP GROWTH         RESOURCES      U.S. GOVERNMENT             GENESIS
         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
--------------------- -------------------- -------------------- ----------------- -------------------- -------------------
           $ 517,942                 $ --                 $ --       $ 1,119,297          $ 2,915,549                $ 75
--------------------- -------------------- -------------------- ----------------- -------------------- -------------------
             800,605               19,744              115,982         1,327,772            3,019,659                  78
             128,422                3,624               12,249           254,423              604,533                  --
--------------------- -------------------- -------------------- ----------------- -------------------- -------------------
             929,027               23,368              128,231         1,582,195            3,624,192                  78
--------------------- -------------------- -------------------- ----------------- -------------------- -------------------
            (411,085)             (23,368)            (128,231)         (462,898)            (708,643)                 (3)
--------------------- -------------------- -------------------- ----------------- -------------------- -------------------
                  --                   --                   --         9,644,428            7,909,122                 165
             817,885               50,572              674,320           (27,071)              78,138                 545
--------------------- -------------------- -------------------- ----------------- -------------------- -------------------
             817,885               50,572              674,320         9,617,357            7,987,260                 710
--------------------- -------------------- -------------------- ----------------- -------------------- -------------------
          (4,414,923)             (71,297)            (496,604)      (31,541,279)           1,445,269                (351)
--------------------- -------------------- -------------------- ----------------- -------------------- -------------------
          (3,597,038)             (20,725)             177,716       (21,923,922)           9,432,529                 359
--------------------- -------------------- -------------------- ----------------- -------------------- -------------------
        $ (4,008,123)           $ (44,093)            $ 49,485     $ (22,386,820)         $ 8,723,886               $ 356
===================== ==================== ==================== ================= ==================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   OPPENHEIMER VA      OPPENHEIMER VA
                                               OPPENHEIMER VA              GLOBAL         MAIN STREET    OPPENHEIMER VA
                                                    CORE BOND    STRATEGIC INCOME    SMALL- & MID-CAP       MAIN STREET
                                                  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                                           ------------------- ------------------- ------------------- -----------------
INVESTMENT INCOME:
     Dividends                                          $ 588               $ 133           $ 276,384           $ 1,404
                                           ------------------- ------------------- ------------------- -----------------
EXPENSES:
     Mortality and expense risk and
        other charges                                     141                  57             851,220             1,539
     Administrative charges                                --                  --             192,728                --
                                           ------------------- ------------------- ------------------- -----------------
        Total expenses                                    141                  57           1,043,948             1,539
                                           ------------------- ------------------- ------------------- -----------------
           Net investment income (loss)                   447                  76            (767,564)             (135)
                                           ------------------- ------------------- ------------------- -----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                           --                  51                  --                --
     Realized gains (losses) on sale of
        investments                                      (199)                  7             203,212               433
                                           ------------------- ------------------- ------------------- -----------------
           Net realized gains (losses)                   (199)                 58             203,212               433
                                           ------------------- ------------------- ------------------- -----------------
     Change in unrealized gains (losses)
        on investments                                    420                (154)         (2,478,847)           (1,737)
                                           ------------------- ------------------- ------------------- -----------------
     Net realized and change in
        unrealized gains (losses)
        on investments                                    221                 (96)         (2,275,635)           (1,304)
                                           ------------------- ------------------- ------------------- -----------------
     Net increase (decrease) in net assets
        resulting from operations                       $ 668               $ (20)       $ (3,043,199)         $ (1,439)
                                           =================== =================== =================== =================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

  OPPENHEIMER VA     PIONEER VCT         PIONEER VCT      PIONEER VCT    PIONEER VCT IBBOTSON    PIONEER VCT IBBOTSON
           MONEY    CULLEN VALUE    EMERGING MARKETS    EQUITY INCOME       GROWTH ALLOCATION     MODERATE ALLOCATION
     SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
----------------- --------------- ------------------- ---------------- ----------------------- -----------------------
            $ 11        $ 15,238                $ --          $ 7,468               $ 365,410               $ 676,566
----------------- --------------- ------------------- ---------------- ----------------------- -----------------------
           1,612          26,199              12,074            5,131                 263,900                 350,218
              --           5,234               2,184              917                  47,009                  67,832
----------------- --------------- ------------------- ---------------- ----------------------- -----------------------
           1,612          31,433              14,258            6,048                 310,909                 418,050
----------------- --------------- ------------------- ---------------- ----------------------- -----------------------
          (1,601)        (16,195)            (14,258)           1,420                  54,501                 258,516
----------------- --------------- ------------------- ---------------- ----------------------- -----------------------
              --              --                  --               --                      --                      --
              --          66,099             130,082           25,366                 570,575                 478,836
----------------- --------------- ------------------- ---------------- ----------------------- -----------------------
              --          66,099             130,082           25,366                 570,575                 478,836
----------------- --------------- ------------------- ---------------- ----------------------- -----------------------
              --        (151,331)           (342,409)          (8,175)             (1,522,642)             (1,687,092)
----------------- --------------- ------------------- ---------------- ----------------------- -----------------------
              --         (85,232)           (212,327)          17,191                (952,067)             (1,208,256)
----------------- --------------- ------------------- ---------------- ----------------------- -----------------------
        $ (1,601)     $ (101,427)         $ (226,585)        $ 18,611              $ (897,566)             $ (949,740)
================= =============== =================== ================ ======================= =======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                 PIONEER VCT           PIONEER VCT    T. ROWE PRICE          T. ROWE PRICE
                                               MID CAP VALUE    REAL ESTATE SHARES     GROWTH STOCK    INTERNATIONAL STOCK
                                                 SUB-ACCOUNT           SUB-ACCOUNT      SUB-ACCOUNT            SUB-ACCOUNT
                                           ------------------ --------------------- ---------------- ----------------------
INVESTMENT INCOME:
     Dividends                                     $ 314,721               $ 5,109          $ 1,350               $ 10,170
                                           ------------------ --------------------- ---------------- ----------------------
EXPENSES:
     Mortality and expense risk and
        other charges                                574,581                 3,029           60,632                  7,506
     Administrative charges                          122,176                   561               --                     --
                                           ------------------ --------------------- ---------------- ----------------------
        Total expenses                               696,757                 3,590           60,632                  7,506
                                           ------------------ --------------------- ---------------- ----------------------
           Net investment income (loss)             (382,036)                1,519          (59,282)                 2,664
                                           ------------------ --------------------- ---------------- ----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                          --                    --               --                     --
     Realized gains (losses) on sale of
        investments                                 (196,587)               38,424          190,162                  7,435
                                           ------------------ --------------------- ---------------- ----------------------
           Net realized gains (losses)              (196,587)               38,424          190,162                  7,435
                                           ------------------ --------------------- ---------------- ----------------------
     Change in unrealized gains (losses)
        on investments                            (3,104,961)              (16,981)        (236,045)              (113,333)
                                           ------------------ --------------------- ---------------- ----------------------
     Net realized and change in
        unrealized gains (losses)
        on investments                            (3,301,548)               21,443          (45,883)              (105,898)
                                           ------------------ --------------------- ---------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations               $ (3,683,584)             $ 22,962       $ (105,165)            $ (103,234)
                                           ================== ===================== ================ ======================

(a) For the period May 2, 2011 to December 31, 2011.


The accompanying notes are an integral part of these financial statements.

  T. ROWE PRICE
  PRIME RESERVE    UIF U.S. REAL ESTATE
    SUB-ACCOUNT             SUB-ACCOUNT
---------------- -----------------------
          $ 138               $ 630,905
---------------- -----------------------
         10,109                 902,788
             --                 185,328
---------------- -----------------------
         10,109               1,088,116
---------------- -----------------------
         (9,971)               (457,211)
---------------- -----------------------
             --                      --
             --              (1,101,621)
---------------- -----------------------
             --              (1,101,621)
---------------- -----------------------
             --               4,597,096
---------------- -----------------------
             --               3,495,475
---------------- -----------------------
       $ (9,971)            $ 3,038,264
================ =======================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                             ALGER SMALL CAP GROWTH            AMERICAN FUNDS BOND  AMERICAN FUNDS GLOBAL GROWTH
                                                        SUB-ACCOUNT                    SUB-ACCOUNT                   SUB-ACCOUNT
                                    ------------------------------- ------------------------------ -----------------------------
                                              2011            2010           2011            2010           2011           2010
                                    ----------------- ------------- ---------------- ------------- ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $    (758,722)   $   (711,530) $     2,043,442  $  1,503,647  $    (261,336)   $     62,593
  Net realized gains (losses)              589,725        (350,422)         133,811        71,340        139,485        (242,233)
  Change in unrealized gains
     (losses) on investments            (2,252,972)     12,464,995        2,454,102     1,549,414    (21,700,254)     18,852,792
                                    ----------------- ------------- ---------------- ------------- ---------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (2,421,969)     11,403,043        4,631,355     3,124,401    (21,822,105)     18,673,152
                                    ----------------- ------------- ---------------- ------------- ---------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                2,195,218       2,401,744       26,822,933    23,293,244     38,770,989      31,999,173
  Net transfers (including fixed
     account)                           (2,247,756)     (1,760,881)       5,124,082     6,626,017     (3,648,129)      1,300,586
  Contract charges                          (9,537)        (11,016)        (691,655)     (386,206)    (1,345,286)       (988,637)
  Transfers for contract benefits
     and terminations                   (4,301,291)     (5,259,755)      (5,392,500)   (3,667,017)   (13,936,933)     (9,981,482)
                                    ----------------- ------------- ---------------- ------------- ---------------- ------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions       (4,363,366)     (4,629,908)      25,862,860    25,866,038     19,840,641      22,329,640
                                    ----------------- ------------- ---------------- ------------- ---------------- ------------
     Net increase (decrease)
       in net assets                    (6,785,335)      6,773,135       30,494,215    28,990,439     (1,981,464)     41,002,792
NET ASSETS:
  Beginning of year                     58,325,342      51,552,207       86,203,052    57,212,613    202,441,649     161,438,857
                                    ----------------- ------------- ---------------- ------------- ---------------- ------------
  End of year                         $ 51,540,007    $ 58,325,342  $   116,697,267  $ 86,203,052  $ 200,460,185    $202,441,649
                                    ================= ============= ================ ============= ================ ============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                  AMERICAN FUNDS
     GLOBAL SMALL CAPITALIZATION             AMERICAN FUNDS GROWTH      AMERICAN FUNDS GROWTH-INCOME           DWS I INTERNATIONAL
                     SUB-ACCOUNT                       SUB-ACCOUNT                       SUB-ACCOUNT                   SUB-ACCOUNT
--------------------------------- --------------------------------- --------------------------------- -----------------------------
        2011            2010             2011             2010              2011             2010            2011          2010
----------------- --------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
  $    (14,877)    $     262,137   $   (5,010,575)  $   (3,431,734)  $      261,058    $      54,092   $      91,330  $    171,534
      (139,499)         (620,368)         744,451         (567,706)        (342,536)        (942,084)       (869,544)     (987,076)
   (18,293,274)       13,607,870      (30,897,273)      84,253,153       (9,057,767)      24,414,298      (2,685,393)      751,044
----------------- --------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
   (18,447,650)       13,249,639      (35,163,397)      80,253,713       (9,139,245)      23,526,306      (3,463,607)      (64,498)
----------------- --------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
    19,626,995        15,736,532      115,426,011      107,355,899       42,544,277       42,925,104         950,444     1,099,752
       398,603        (1,915,026)     (29,884,170)      (6,071,807)      (5,609,275)      (1,498,795)     (1,144,150)     (923,121)
      (427,554)         (292,049)      (4,084,418)      (2,705,735)      (1,707,745)      (1,248,617)         (2,577)       (3,204)
    (4,931,431)       (4,804,773)     (37,670,320)     (29,767,957)     (20,211,054)     (16,881,959)     (1,643,588)   (1,991,327)
----------------- --------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
    14,666,613         8,724,684       43,787,103       68,810,400       15,016,203       23,295,733      (1,839,871)   (1,817,900)
----------------- --------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
    (3,781,037)       21,974,323        8,623,706      149,064,113        5,876,958       46,822,039      (5,303,478)   (1,882,398)
    80,582,925        58,608,602      568,813,924      419,749,811      266,511,951      219,689,912      20,962,763    22,845,161
----------------- --------------- ---------------- ---------------- ---------------- ---------------- --------------- -------------
  $ 76,801,888     $  80,582,925   $  577,437,630   $  568,813,924   $  272,388,909    $ 266,511,951   $  15,659,285  $ 20,962,763
================= =============== ================ ================ ================ ================ =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                          FEDERATED HIGH INCOME BOND       FEDERATED KAUFMAN    FEDERATED MANAGED VOLATILITY
                                                         SUB-ACCOUNT             SUB-ACCOUNT                     SUB-ACCOUNT
                                    --------------------------------- ----------------------- -------------------------------
                                             2011            2010        2011       2010 (a)      2011           2010 (a)
                                    ------------------ -------------- ----------- ----------- ---------- --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income                  $    2,191     $    1,812     $   (200)  $     (834)  $    394       $       (139)
  Net realized gains (losses)                   (29)           (31)         289          (21)       506                (39)
  Change in unrealized gains
     (losses) on investments                 (1,062)         1,676      (11,209)      10,091       (338)             1,123
                                    ------------------ -------------- ----------- ----------- ---------- --------------------
     Net increase (decrease)
       in net assets resulting
       from operations                        1,100          3,457      (11,120)       9,236        562                945
                                    ------------------ -------------- ----------- ----------- ---------- --------------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                        --             --           --           --         --                 --
  Net transfers (including fixed
     account)                                    --             --           --       76,417         --             18,638
  Contract charges                               --             --           --           --         --                 --
  Transfers for contract benefits
     and terminations                          (148)          (137)     (10,300)      (5,779)    (5,250)            (5,725)
                                    ------------------ -------------- ----------- ----------- ---------- --------------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions              (148)          (137)     (10,300)      70,638     (5,250)            12,913
                                    ------------------ -------------- ----------- ----------- ---------- --------------------
     Net increase (decrease)
       in net assets                            952          3,320      (21,420)      79,874     (4,688)            13,858
NET ASSETS:
  Beginning of year                          29,620         26,300       79,874           --     13,858                 --
                                    ------------------ -------------- ----------- ----------- ---------- --------------------
  End of year                            $   30,572     $   29,620     $ 58,454    $  79,874   $  9,170       $      13,858
                                    ================== ============== =========== =========== ========== ====================

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

     FIDELITY VIP ASSET MANAGER           FIDELITY VIP CONTRAFUND    FIDELITY VIP EQUITY-INCOME     FIDELITY VIP FUNDSMANAGER 60%
                    SUB-ACCOUNT                       SUB-ACCOUNT                   SUB-ACCOUNT                       SUB-ACCOUNT
---------------------------------- --------------------------------- ----------------------------- ---------------------------------
          2011             2010             2011             2010           2011           2010             2011             2010
----------------- ---------------- ---------------- ---------------- -------------- -------------- ---------------- ----------------
  $    511,945     $    303,216     $  (1,296,078)   $    (350,918)   $    58,837    $    21,440    $      600,418   $    3,900,321
      (114,708)      (1,337,144)          324,914       (2,817,261)      (193,847)      (368,831)        5,666,461        2,447,161
    (3,867,894)      12,924,187       (14,734,080)      54,045,265        111,818      1,122,280       (97,698,668)      84,722,208
----------------- ---------------- ---------------- ---------------- -------------- -------------- ---------------- ----------------
    (3,470,657)      11,890,259       (15,705,244)      50,877,086        (23,192)       774,889       (91,431,789)      91,069,690
----------------- ---------------- ---------------- ---------------- -------------- -------------- ---------------- ----------------
     2,242,677        2,625,696        66,896,925       48,392,314         11,403         42,332           325,716          605,734
    (2,633,327)      (3,532,576)      (11,240,997)      (4,433,949)      (133,527)      (216,013)    1,556,302,089    1,058,443,175
       (15,697)         (17,088)       (1,174,938)        (680,969)            --             --                --               --
   (10,836,548)     (11,293,877)      (29,990,377)     (27,989,530)      (715,517)      (789,438)      (50,193,438)      (9,735,236)
----------------- ---------------- ---------------- ---------------- -------------- -------------- ---------------- ----------------
   (11,242,895)     (12,217,845)       24,490,613       15,287,866       (837,641)      (963,119)    1,506,434,367    1,049,313,673
----------------- ---------------- ---------------- ---------------- -------------- -------------- ---------------- ----------------
   (14,713,552)        (327,586)        8,785,369       66,164,952       (860,833)      (188,230)    1,415,002,578    1,140,383,363
   101,784,889      102,112,475       379,741,596      313,576,644      6,350,751      6,538,981     1,176,598,687       36,215,324
----------------- ---------------- ---------------- ---------------- -------------- -------------- ---------------- ----------------
  $ 87,071,337     $101,784,889     $ 388,526,965    $ 379,741,596    $ 5,489,918    $ 6,350,751    $2,591,601,265   $1,176,598,687
================= ================ ================ ================ ============== ============== ================ ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                 FIDELITY VIP GROWTH          FIDELITY VIP INDEX 500           FIDELITY VIP MID CAP
                                                         SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                    ----------------------------------- ------------------------------- ----------------------------
                                             2011             2010            2011            2010            2011         2010
                                    ------------------ ---------------- --------------- --------------- ------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income              $   (1,417,890)    $ (1,406,064)    $   340,934     $   349,575    $ (2,971,340) $  (1,744,848)
  Net realized gains (losses)               884,027       (2,035,626)      1,978,834         747,147         601,363        558,154
  Change in unrealized gains
     (losses) on investments               (550,967)      30,948,642      (1,800,840)      7,212,312     (27,710,709)    36,279,089
                                    ------------------ ---------------- --------------- --------------- ------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (1,084,830)      27,506,952         518,928       8,309,034     (30,080,686)    35,092,395
                                    ------------------ ---------------- --------------- --------------- ------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 4,613,592        5,252,607              --               1      84,544,039     56,263,722
  Net transfers (including fixed
     account)                            (5,842,980)      (4,311,860)     (2,671,332)     (2,819,598)      8,245,925       (555,816)
  Contract charges                          (26,150)         (28,747)        (26,798)        (29,920)     (1,401,929)      (681,019)
  Transfers for contract benefits
     and terminations                   (13,070,427)     (11,675,407)     (6,260,083)     (7,037,362)    (10,852,385)    (6,657,156)
                                    ------------------ ---------------- --------------- --------------- ------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions       (14,325,965)     (10,763,407)     (8,958,213)     (9,886,879)     80,535,650     48,369,731
                                    ------------------ ---------------- --------------- --------------- ------------- --------------
     Net increase (decrease)
       in net assets                    (15,410,795)      16,743,545      (8,439,285)     (1,577,845)     50,454,964     83,462,126
NET ASSETS:
  Beginning of year                     147,385,504      130,641,959      68,501,202      70,079,047     187,246,537    103,784,411
                                    ------------------ ---------------- --------------- --------------- ------------- --------------
  End of year                        $  131,974,709     $147,385,504     $60,061,917     $68,501,202    $237,701,501   $187,246,537
                                    ================== ================ =============== =============== ============= ==============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                                   FTVIPT FRANKLIN
       FIDELITY VIP MONEY MARKET           FIDELITY VIP OVERSEAS   FTVIPT FRANKLIN INCOME SECURITIES    SMALL CAP VALUE SECURITIES
                     SUB-ACCOUNT                     SUB-ACCOUNT                         SUB-ACCOUNT                   SUB-ACCOUNT
----------------------------------- -------------------------------- --------------------------------- -----------------------------
        2011             2010            2011             2010             2011             2010            2011          2010
------------------ ---------------- -------------- ----------------- ---------------- ---------------- --------------- -------------
 $   (1,660,100)    $  (1,226,178)   $     5,521    $        7,515    $   8,496,674    $   7,805,972    $   (259,755)   $  (118,159)
             --            49,334       (104,330)         (210,565)        (590,708)        (465,020)        101,526         54,701
             --                --       (960,730)          839,726       (6,749,757)       9,173,322      (1,417,162)     5,414,279
------------------ ---------------- -------------- ----------------- ---------------- ---------------- --------------- -------------
     (1,660,100)       (1,176,844)    (1,059,539)          636,676        1,156,209       16,514,274      (1,575,391)     5,350,821
------------------ ---------------- -------------- ----------------- ---------------- ---------------- --------------- -------------
  1,568,008,145     1,083,470,105        103,836           110,002       45,663,083       31,740,127      23,006,081     10,270,768
 (1,556,656,184)   (1,061,048,748)       (87,158)         (181,503)      (2,184,733)       5,350,734       1,010,586      1,603,361
         (4,824)           (5,638)           (67)              (61)      (1,049,154)        (644,646)       (256,017)      (115,372)
     (3,962,238)       (4,468,030)      (559,156)         (581,613)     (13,522,903)     (10,503,367)     (1,198,205)      (596,198)
------------------ ---------------- -------------- ----------------- ---------------- ---------------- --------------- -------------
      7,384,899        17,947,689       (542,545)         (653,175)      28,906,293       25,942,848      22,562,445     11,162,559
------------------ ---------------- -------------- ----------------- ---------------- ---------------- --------------- -------------
      5,724,799        16,770,845     (1,602,084)          (16,499)      30,062,502       42,457,122      20,987,054     16,513,380
     67,343,833        50,572,988      6,266,276         6,282,775      176,548,647      134,091,525      29,718,643     13,205,263
------------------ ---------------- -------------- ----------------- ---------------- ---------------- --------------- -------------
 $   73,068,632     $  67,343,833    $ 4,664,192    $    6,266,276    $ 206,611,149    $ 176,548,647    $ 50,705,697    $29,718,643
================== ================ ============== ================= ================ ================ =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                            FTVIPT                            FTVIPT
                                     FTVIPT MUTUAL SHARES SECURITIES  TEMPLETON FOREIGN SECURITIES  TEMPLETON GLOBAL BOND SECURITIES
                                                         SUB-ACCOUNT                   SUB-ACCOUNT                       SUB-ACCOUNT
                                    --------------------------------  ---------------------------- ---------------------------------
                                            2011            2010           2011          2010            2011              2010
                                    ------------------ -------------  ------------- -------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income               $   1,169,609    $    168,266   $    (74,353)  $    43,547    $   4,852,832     $     25,325
  Net realized gains (losses)              (500,071)       (385,340)      (516,658)     (879,380)       1,120,261          228,957
  Change in unrealized gains
     (losses) on investments             (3,755,460)      9,513,224     (8,701,781)    5,846,879       (9,853,802)       7,083,996
                                    ------------------ -------------  ------------- -------------- ---------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (3,085,922)      9,296,150     (9,292,792)    5,011,046       (3,880,709)       7,338,278
                                    ------------------ -------------  ------------- -------------- ---------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                20,541,859      16,708,584      9,125,144    10,323,305       61,416,989       32,227,307
  Net transfers (including fixed
     account)                              (667,238)      2,264,306     (2,125,671)     (388,389)        (886,838)       7,610,097
  Contract charges                         (591,511)       (388,319)      (728,559)     (619,064)        (791,985)        (359,384)
  Transfers for contract benefits
     and terminations                    (8,171,464)     (5,928,025)    (7,652,688)   (5,158,694)      (4,165,593)      (3,158,181)
                                    ------------------ -------------  ------------- -------------- ---------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions        11,111,646       12,656,546    (1,381,774)    4,157,158      55,572,573        36,319,839
                                    ------------------ -------------  ------------- -------------- ---------------- ----------------
     Net increase (decrease)
       in net assets                      8,025,724       21,952,696   (10,674,566)    9,168,204      51,691,864        43,658,117
NET ASSETS:
  Beginning of year                     110,507,146       88,554,450    79,683,759    70,515,555      88,294,177        44,636,060
                                    ------------------ -------------  ------------- -------------- ---------------- ----------------
  End of year                         $ 118,532,870    $ 110,507,146  $ 69,009,193   $79,683,759   $ 139,986,041     $  88,294,177
                                    ================== =============  ============= ============== ================ ================

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

INVESCO V.I. CAPITAL APPRECIATION  INVESCO V.I. CORE EQUITY  INVESCO V.I. GLOBAL REAL ESTATE  INVESCO V.I. INTERNATIONAL GROWTH
                      SUB-ACCOUNT               SUB-ACCOUNT                      SUB-ACCOUNT                        SUB-ACCOUNT
---------------------------------- ------------------------- -------------------------------- ----------------------------------
       2011                2010          2011         2010          2011              2010           2011                 2010
-------------- ------------------- -------------- ---------- --------------- ---------------- ---------------- -----------------
$    (1,637)    $            (951)  $   (1,633)   $  (1,724) $    343,942    $      262,267   $    (375,504)    $       562,475
     (3,874)               (6,842)      11,751          604       (46,041)          (35,497)         32,969              41,708
     (5,937)               26,623      (11,037)      31,231    (1,422,533)          795,938     (12,319,548)         10,609,535
-------------- ------------------- -------------- ---------- --------------- ---------------- ---------------- -----------------
    (11,448)               18,830         (919)      30,111    (1,124,632)        1,022,708     (12,662,083)         11,213,718
-------------- ------------------- -------------- ---------- --------------- ---------------- ---------------- -----------------
         --                    --           --           --     6,005,892         3,138,876      56,370,768          36,782,367
    (20,997)                  (43)     (39,898)      (4,682)      (12,840)          418,871       4,565,787           2,732,799
         --                    --           --           --       (81,075)          (40,040)       (970,089)           (509,705)
     (9,137)              (33,542)     (76,355)     (39,341)     (348,215)         (298,589)     (5,093,398)         (3,646,505)
-------------- ------------------- -------------- ---------- --------------- ---------------- ---------------- -----------------
    (30,134)              (33,585)    (116,253)     (44,023)    5,563,762         3,219,118      54,873,068          35,358,956
-------------- ------------------- -------------- ---------- --------------- ---------------- ---------------- -----------------
    (41,582)              (14,755)    (117,172)     (13,912)    4,439,130         4,241,826      42,210,985          46,572,674
    142,665               157,420      393,933      407,845     9,028,134         4,786,308     111,888,065          65,315,391
-------------- ------------------- -------------- ---------- --------------- ---------------- ---------------- -----------------
$   101,083     $         142,665   $  276,761    $ 393,933  $ 13,467,264    $    9,028,134   $ 154,099,050     $   111,888,065
============== =================== ============== ========== =============== ================ ================ ==================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                     INVESCO V.I.                    INVESCO V.I.                   INVESCO V.I.
                                        VAN KAMPEN CAPITAL GROWTH    VAN KAMPEN EQUITY AND INCOME   VAN KAMPEN GROWTH AND INCOME
                                                      SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                    ------------------------------ -------------------------------- -----------------------------
                                            2011          2010             2011            2010            2011           2010
                                    --------------- -------------- ---------------- --------------- ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income               $    (1,498)   $  (1,663)     $   1,105,533    $   1,428,806   $    (448,610)  $ (1,665,286)
  Net realized gains (losses)               3,562         (661)           165,761         (177,941)         52,684          5,754
  Change in unrealized gains
     (losses) on investments               (8,828)      22,436        (12,908,159)      29,567,980      (6,271,491)    16,781,592
                                    --------------- -------------- ---------------- --------------- ---------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                     (6,764)      20,112        (11,636,865)      30,818,845      (6,667,417)    15,122,060
                                    --------------- -------------- ---------------- --------------- ---------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                      --           --        111,202,758       75,371,131      62,478,371     40,927,969
  Net transfers (including fixed
     account)                              (6,034)         (50)        (2,279,723)       7,697,762       1,514,669      4,412,046
  Contract charges                             --           --         (2,133,106)      (1,230,553)     (1,166,088)      (662,294)
  Transfers for contract benefits
     and terminations                     (27,933)      (6,344)       (25,920,610)     (16,932,459)    (10,258,582)    (6,967,310)
                                    --------------- -------------- ---------------- --------------- ---------------- ------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions         (33,967)      (6,394)        80,869,319       64,905,881      52,568,370     37,710,411
                                    --------------- -------------- ---------------- --------------- ---------------- ------------
     Net increase (decrease)
       in net assets                      (40,731)      13,718         69,232,454       95,724,726      45,900,953     52,832,471
NET ASSETS:
  Beginning of year                       130,764      117,046        345,124,808      249,400,082     160,437,278    107,604,807
                                    --------------- -------------- ---------------- --------------- ---------------- ------------
  End of year                         $    90,033    $ 130,764      $ 414,357,262    $ 345,124,808   $ 206,338,231   $160,437,278
                                    =============== ============== ================ =============== ================ =============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                  INVESCO V.I.                                                 LMPVET CLEARBRIDGE               LMPVET CLEARBRIDGE
      VAN KAMPEN MID CAP VALUE            JANUS ASPEN WORLDWIDE        VARIABLE AGGRESSIVE GROWTH            VARIABLE APPRECIATION
                   SUB-ACCOUNT                      SUB-ACCOUNT                       SUB-ACCOUNT                      SUB-ACCOUNT
--------------------------------- -------------------------------- --------------------------------- -------------------------------
       2011            2010            2011             2010             2011             2010             2011           2010
----------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------- --------------
 $    (231,700)    $  (112,096)    $    (15)        $       (15)    $ (2,121,777)    $ (1,834,353)    $    710,741     $    518,708
        49,468          20,908          228                  51        1,220,007         (729,737)          17,260          (46,528)
       (11,067)      4,289,045       (1,006)                785        2,212,582       31,554,611        1,216,439       15,933,466
----------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------- --------------
      (193,299)      4,197,857         (793)                821        1,310,812       28,990,521        1,944,440       16,405,646
----------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------- --------------
    19,778,205       9,830,122           --                  --       31,433,565       18,895,526       66,280,713       46,471,592
       867,671        (335,610)          --                  --      (12,545,454)      (4,987,849)      (3,565,680)       2,718,317
      (246,886)       (125,359)          --                  --         (735,665)        (470,056)      (1,155,731)        (576,020)
    (1,330,618)       (829,616)        (963)               (600)     (15,095,955)      (9,662,148)     (12,449,875)      (8,050,441)
----------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------- --------------
    19,068,372       8,539,537         (963)               (600)       3,056,491        3,775,473       49,109,427       40,563,448
----------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------- --------------
    18,875,073      12,737,394       (1,756)                221        4,367,303       32,765,994       51,053,867       56,969,094
    28,139,044      15,401,650        6,506               6,285      156,471,918      123,705,924      173,626,503      116,657,409
----------------- --------------- ---------------- --------------- ---------------- ---------------- ---------------- --------------
 $  47,014,117     $28,139,044     $  4,750         $     6,506     $160,839,221     $156,471,918     $224,680,370     $173,626,503
================= =============== ================ =============== ================ ================ ================ ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                 LMPVET CLEARBRIDGE                   LMPVET CLEARBRIDGE          LMPVET CLEARBRIDGE
                                     VARIABLE EQUITY INCOME BUILDER   VARIABLE FUNDAMENTAL ALL CAP VALUE   VARIABLE LARGE CAP GROWTH
                                                        SUB-ACCOUNT                          SUB-ACCOUNT                 SUB-ACCOUNT
                                    -------------------------------- ----------------------------------- ---------------------------
                                            2011             2010           2011               2010           2011          2010
                                    ------------------ ------------- --------------- ------------------- --------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income               $     1,791,940   $ 1,827,744   $     (55,381)  $        259,869    $  (71,048)    $ (100,014)
  Net realized gains (losses)              (2,420,420)   (2,284,460)       (429,752)          (692,388)      111,313        (67,178)
  Change in unrealized gains
     (losses) on investments                5,793,264     7,931,196      (7,192,709)        13,378,879      (159,581)       580,884
                                    ------------------ ------------- --------------- ------------------- --------------  -----------
     Net increase (decrease)
       in net assets resulting
       from operations                      5,164,784     7,474,480      (7,677,842)        12,946,360      (119,316)       413,692
                                    ------------------ ------------- --------------- ------------------- --------------  -----------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                  23,221,888    12,770,354      13,848,959         10,634,359         6,049         14,446
  Net transfers (including fixed
     account)                               2,286,092     1,171,468        (676,755)          (810,612)     (313,456)      (431,047)
  Contract charges                           (403,528)     (217,562)       (398,091)          (285,426)      (20,879)       (23,150)
  Transfers for contract benefits
     and terminations                      (7,953,294)   (5,138,178)     (8,906,368)        (6,214,856)     (944,135)      (727,111)
                                    ------------------ ------------- --------------- ------------------- --------------  -----------
     Net increase (decrease)
       in net assets resulting
       from contract transactions          17,151,158     8,586,082       3,867,745          3,323,465    (1,272,421)    (1,166,862)
                                    ------------------ ------------- --------------- ------------------- --------------  -----------
     Net increase (decrease)
       in net assets                       22,315,942    16,060,562      (3,810,097)        16,269,825    (1,391,737)      (753,170)
NET ASSETS:
  Beginning of year                        81,006,913    64,946,351      99,528,233         83,258,408     6,065,533      6,818,703
                                    ------------------ ------------- --------------- ------------------- --------------  -----------
  End of year                          $  103,322,855   $81,006,913   $  95,718,136   $     99,528,233    $4,673,796     $6,065,533
                                    ================== ============= =============== =================== ==============  ===========

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

          LMPVET CLEARBRIDGE            LMPVET CLEARBRIDGE                  LMPVET INVESTMENT                              LMPVET
    VARIABLE LARGE CAP VALUE     VARIABLE SMALL CAP GROWTH  COUNSEL VARIABLE SOCIAL AWARENESS   VARIABLE LIFESTYLE ALLOCATION 50%
                 SUB-ACCOUNT                   SUB-ACCOUNT                        SUB-ACCOUNT                         SUB-ACCOUNT
----------------------------- ----------------------------- ---------------------------------- -----------------------------------
       2011           2010          2011           2010           2011             2010              2011              2010
---------------- ------------ --------------- ------------- -------------- ------------------- --------------- -------------------
  $    30,483    $    31,244   $  (565,686)   $   (391,996)  $   (1,981)        $     (1,958)   $    336,680      $       217,581
      (88,723)       (95,704)    1,083,054          96,515          (60)             (15,882)            400             (104,317)
      181,309        249,108      (664,423)      6,313,023       (4,843)              67,430        (529,056)           1,061,494
---------------- ------------ --------------- ------------- -------------- ------------------- --------------- -------------------
      123,069        184,648      (147,055)      6,017,542       (6,884)              49,590        (191,976)           1,174,758
---------------- ------------ --------------- ------------- -------------- ------------------- --------------- -------------------
      700,135        182,389    13,481,149       8,292,377           --                1,385      12,152,717            4,403,456
      562,360        (27,094)   (2,248,018)       (778,616)      35,549              (15,771)        179,357              941,570
      (12,473)        (9,719)     (264,709)       (153,607)        (226)                (275)        (59,683)              (3,210)
     (266,528)      (159,882)   (1,919,394)     (1,681,734)     (37,746)             (39,961)       (901,543)            (661,319)
---------------- ------------ --------------- ------------- -------------- ------------------- --------------- -------------------
      983,494        (14,306)    9,049,028       5,678,420       (2,423)             (54,622)     11,370,848            4,680,497
---------------- ------------ --------------- ------------- -------------- ------------------- --------------- -------------------
    1,106,563        170,342     8,901,973      11,695,962       (9,307)              (5,032)     11,178,872            5,855,255
    2,729,796      2,559,454    33,662,804      21,966,842      510,680              515,712      13,086,823            7,231,568
---------------- ------------ --------------- ------------- -------------- ------------------- --------------- -------------------
  $ 3,836,359    $ 2,729,796   $42,564,777    $ 33,662,804   $  501,373         $    510,680    $ 24,265,695      $    13,086,823
================ ============ =============== ============= ============== =================== =============== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                            LMPVET                            LMPVET            LMPVIT WESTERN ASSET
                                 VARIABLE LIFESTYLE ALLOCATION 70% VARIABLE LIFESTYLE ALLOCATION 85% VARIABLE GLOBAL HIGH YIELD BOND
                                                       SUB-ACCOUNT                       SUB-ACCOUNT                     SUB-ACCOUNT
                                 --------------------------------- --------------------------------- -------------------------------
                                        2011             2010            2011            2010              2011            2010
                                 ----------------- --------------- ---------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $     8,826     $      14,214   $     130,678     $    197,005    $  4,580,657     $  4,279,019
  Net realized gains (losses)             5,813           (75,321)        528,464          (47,518)       (143,505)        (257,958)
  Change in unrealized gains
     (losses) on investments            (70,666)          464,939      (2,861,793)       7,347,126      (4,473,336)       2,633,790
                                 ----------------- --------------- ---------------- ---------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (56,027)          403,832      (2,202,651)       7,496,613         (36,184)       6,654,851
                                 ----------------- --------------- ---------------- ---------------- --------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 4,747            24,506      12,097,744        9,407,404      14,939,359       10,328,608
  Net transfers (including fixed
     account)                           195,887          (205,680)     (2,400,301)        (238,943)       (455,948)         685,318
  Contract charges                         (898)           (1,036)       (471,294)        (349,818)       (310,782)        (194,240)
  Transfers for contract benefits
     and terminations                  (452,053)         (273,685)     (3,179,175)      (1,856,668)     (5,511,049)      (4,631,610)
                                 ----------------- --------------- ---------------- ---------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      (252,317)         (455,895)      6,046,974        6,961,975       8,661,580        6,188,076
                                 ----------------- --------------- ---------------- ---------------- --------------- ---------------
     Net increase (decrease)
       in net assets                   (308,344)          (52,063)      3,844,323       14,458,588       8,625,396       12,842,927
NET ASSETS:
  Beginning of year                   3,395,287         3,447,350      62,035,149       47,576,561      61,092,507       48,249,580
                                 ----------------- --------------- ---------------- ---------------- --------------- ---------------
  End of year                       $ 3,086,943     $   3,395,287   $  65,879,472     $ 62,035,149    $ 69,717,903     $ 61,092,507
                                 ================= =============== ================ ================ =============== ===============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                   MIST
                                                                                      ALLIANCEBERNSTEIN
                       MFS VIT                      MFS VIT                              GLOBAL DYNAMIC
               INVESTORS TRUST                NEW DISCOVERY        MFS VIT RESEARCH          ALLOCATION
                   SUB-ACCOUNT                  SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT
------------------------------ ---------------------------- ------------------------- -----------------
       2011            2010          2011          2010          2011         2010          2011 (b)
------------------ ----------- ---------------- ----------- -------------- ---------- -----------------
    $   (184)       $     (45)   $       (652)   $    (676)  $       (427)  $   (531)  $     (610,982)
         991             (490)          5,729        1,723         10,717      1,434        9,394,668
      (1,906)           3,782         (10,466)      13,838        (10,338)    14,248        9,200,376
------------------ ----------- ---------------- ----------- -------------- ---------- -----------------
      (1,099)           3,247          (5,389)      14,885            (48)    15,151       17,984,062
------------------ ----------- ---------------- ----------- -------------- ---------- -----------------
          --               --              --           --             --         --    1,370,076,882
          --               --            (100)        (323)        (5,113)        --      259,158,648
          --               --              --           --             --         --               --
      (8,311)         (12,601)             (2)     (13,188)       (62,085)   (13,820)      (7,840,515)
------------------ ----------- ---------------- ----------- -------------- ---------- -----------------
      (8,311)         (12,601)           (102)     (13,511)       (67,198)   (13,820)   1,621,395,015
------------------ ----------- ---------------- ----------- -------------- ---------- -----------------
      (9,410)          (9,354)         (5,491)       1,374        (67,246)     1,331    1,639,379,077
      43,404           52,758          46,865       45,491        112,388    111,057               --
------------------ ----------- ---------------- ----------- -------------- ---------- -----------------
    $ 33,994        $  43,404    $     41,374    $  46,865   $     45,142   $112,388   $1,639,379,077
================== =========== ================ =========== ============== ========== =================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                  MIST                        MIST                              MIST
                                    AMERICAN FUNDS BALANCED ALLOCATION         AMERICAN FUNDS BOND  AMERICAN FUNDS GROWTH ALLOCATION
                                                           SUB-ACCOUNT                 SUB-ACCOUNT                       SUB-ACCOUNT
                                    ----------------------------------- --------------------------- --------------------------------
                                               2011               2010           2011         2010           2011               2010
                                    ------------------ ---------------- ------------- ------------- ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income              $   (8,148,428)    $   (9,940,079)  $  1,772,310  $   122,992   $   (6,860,731) $   (8,649,027)
  Net realized gains (losses)             5,025,862          1,431,438      1,617,939      228,924       12,437,663       4,410,087
  Change in unrealized gains
     (losses) on investments           (116,302,276)       218,397,822     10,229,841    6,583,360     (101,766,516)    148,410,760
                                    ------------------ ---------------- ------------- ------------- ---------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                 (119,424,842)       209,889,181     13,620,090    6,935,276      (96,189,584)    144,171,820
                                    ------------------ ---------------- ------------- ------------- ---------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               523,778,640        780,028,567     60,184,302   95,186,014      136,704,110     180,475,839
  Net transfers (including fixed
     account)                           166,228,603        248,657,423     17,024,537   40,265,959      (25,932,866)     18,088,978
  Contract charges                      (28,232,190)       (14,036,590)    (3,186,027)  (1,541,781)     (13,959,734)    (11,094,760)
  Transfers for contract benefits
     and terminations                  (105,862,347)       (61,424,966)   (13,088,454)  (7,200,361)     (57,092,220)    (41,629,664)
                                    ------------------ ---------------- ------------- ------------- ---------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions       555,912,706        953,224,434     60,934,358  126,709,831       39,719,290     145,840,393
                                    ------------------ ---------------- ------------- ------------- ---------------- ---------------
     Net increase (decrease)
       in net assets                    436,487,864      1,163,113,615     74,554,448  133,645,107      (56,470,294)    290,012,213
NET ASSETS:
  Beginning of year                   2,478,289,324      1,315,175,709    274,791,792  141,146,685    1,454,861,016   1,164,848,803
                                    ------------------ ---------------- ------------- ------------- ---------------- ---------------
  End of year                        $2,914,777,188     $2,478,289,324   $349,346,240 $274,791,792   $1,398,390,722  $1,454,861,016
                                    ================== ================ ============= ============= ================ ===============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                         MIST AQR    MIST BLACKROCK
                          MIST                          MIST                                MIST      GLOBAL RISK   GLOBAL TACTICAL
         AMERICAN FUNDS GROWTH  AMERICAN FUNDS INTERNATIONAL  AMERICAN FUNDS MODERATE ALLOCATION         BALANCED        STRATEGIES
                   SUB-ACCOUNT                   SUB-ACCOUNT                         SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT
------------------------------- ---------------------------- ----------------------------------- ---------------- ------------------
      2011            2010            2011          2010            2011             2010             2011 (b)           2011 (b)
--------------- --------------- -------------- ------------- ---------------- ------------------ ---------------  ------------------
$  (6,683,453)  $  (4,592,485)  $   (347,331)  $ (1,838,588) $       (28,571) $   (1,746,826)    $   17,479,259    $     5,656,760
    2,655,999         791,765      2,344,997        590,124       10,610,729         442,079          5,634,878         21,591,062
  (35,042,764)     65,409,390    (54,813,728)    18,687,175      (37,218,522)     99,071,297         20,725,299        (29,115,315)
--------------- --------------- -------------- ------------- ---------------- ------------------ ---------------  ------------------
  (39,070,218)     61,608,670    (52,816,062)    17,438,711      (26,636,364)     97,766,550         43,839,436         (1,867,493)
--------------- --------------- -------------- ------------- ---------------- ------------------ ---------------  ------------------
  118,207,908     154,860,118     58,161,459     99,256,032      278,554,313     427,726,570      1,541,397,716      2,424,219,934
   16,817,001      38,314,169      3,640,815     24,122,092       57,081,088     133,946,313        321,377,493        434,392,897
   (5,053,023)     (2,420,201)    (2,890,116)    (1,627,834)     (16,902,017)     (9,314,240)                --                 --
  (17,862,387)    (10,207,058)   (11,253,172)    (6,247,664)     (60,807,127)    (37,039,718)        (8,490,562)       (14,033,053)
--------------- --------------- -------------- ------------- ---------------- ------------------ ---------------  ------------------
  112,109,499     180,547,028     47,658,986    115,502,626      257,926,257     515,318,925      1,854,284,647      2,844,579,778
--------------- --------------- -------------- ------------- ---------------- ------------------ ---------------  ------------------
   73,039,281     242,155,698     (5,157,076)   132,941,337      231,289,893     613,085,475      1,898,124,083      2,842,712,285
  480,253,525     238,097,827    301,922,149    168,980,812    1,452,175,003     839,089,528                 --                 --
--------------- --------------- -------------- ------------- ---------------- ------------------ ---------------  ------------------
$ 553,292,806   $ 480,253,525   $296,765,073   $301,922,149  $1,683,464,896   $1,452,175,003     $1,898,124,083    $ 2,842,712,285
=============== =============== ============== ============= ================ ================== ===============  ==================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                             MIST
                                             BLACKROCK HIGH YIELD    MIST BLACKROCK LARGE CAP CORE   MIST CLARION GLOBAL REAL ESTATE
                                                      SUB-ACCOUNT                      SUB-ACCOUNT                       SUB-ACCOUNT
                                  -------------------------------- -------------------------------- --------------------------------
                                          2011             2010           2011             2010             2011            2010
                                  ----------------- -------------- --------------- ---------------- ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income           $  10,002,346     $   5,677,284   $    (94,730)   $     (52,523)   $   3,272,703    $   6,777,671
  Net realized gains (losses)         3,149,049         7,521,614         12,317          (80,252)      (1,143,990)      (1,407,595)
  Change in unrealized gains
     (losses) on investments        (12,738,491)        4,162,987       (244,145)       1,037,963      (13,501,877)      10,898,100
                                  ----------------- -------------- --------------- ---------------- ---------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                  412,904        17,361,885       (326,558)         905,188      (11,373,164)      16,268,176
                                  ----------------- -------------- --------------- ---------------- ---------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners            36,299,074        48,324,470      4,493,594        3,102,112       24,528,504       25,322,980
  Net transfers (including fixed
     account)                        14,571,420        25,077,556        411,577        1,040,120        5,671,940        6,872,912
  Contract charges                   (1,755,621)         (890,146)      (109,131)         (53,878)      (1,165,427)        (743,161)
  Transfers for contract benefits
     and terminations               (10,270,239)       (7,785,000)    (1,233,221)        (458,682)      (9,545,551)      (6,511,048)
                                  ----------------- -------------- --------------- ---------------- ---------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions    38,844,634        64,726,880      3,562,819        3,629,672       19,489,466       24,941,683
                                  ----------------- -------------- --------------- ---------------- ---------------- ---------------
     Net increase (decrease)
       in net assets                 39,257,538        82,088,765      3,236,261        4,534,860        8,116,302       41,209,859
NET ASSETS:
  Beginning of year                 182,367,303       100,278,538      9,613,588        5,078,728      139,330,754       98,120,895
                                  ----------------- -------------- --------------- ---------------- ---------------- ---------------
  End of year                     $ 221,624,841     $ 182,367,303   $ 12,849,849    $   9,613,588    $ 147,447,056    $ 139,330,754
                                  ================= ============== =============== ================ ================ ===============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                          MIST                            MIST
   MIST DREMAN SMALL CAP VALUE     GOLDMAN SACHS MID CAP VALUE    HARRIS OAKMARK INTERNATIONAL  MIST INVESCO SMALL CAP GROWTH
                   SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
------------------------------- ------------------------------- ------------------------------- ------------------------------
        2011            2010           2011            2010            2011            2010           2011            2010
----------------- ------------- ---------------- -------------- ---------------- -------------- ---------------- -------------
  $    (19,680)   $   (203,405) $  (1,510,261)   $    (611,735) $  (8,017,677)    $    702,155   $  (3,326,849)   $ (2,468,565)
       480,921         154,017       (437,036)      (1,042,195)    (1,470,791)      (2,155,945)      1,704,023        (466,657)
    (3,142,931)      3,630,265    (10,057,546)      20,162,482    (75,842,892)      54,275,769      (5,165,840)     37,724,319
----------------- ------------- ---------------- -------------- ---------------- -------------- ---------------- -------------
    (2,681,690)      3,580,877    (12,004,843)      18,508,552    (85,331,360)      52,821,979      (6,788,666)     34,789,097
----------------- ------------- ---------------- -------------- ---------------- -------------- ---------------- -------------
     3,084,816       4,622,090     27,311,392       16,294,780     89,132,376       82,957,906      39,397,856      22,455,325
    (1,733,660)     (1,986,526)    11,903,331        4,973,575     26,052,514       35,195,388       8,514,721      (1,342,715)
      (214,643)       (171,270)      (760,047)        (421,017)    (3,519,874)      (2,086,105)     (1,291,800)       (883,578)
    (1,657,516)     (1,193,285)    (7,769,225)      (4,968,579)   (24,212,315)     (18,631,233)    (13,769,874)     (8,881,497)
----------------- ------------- ---------------- -------------- ---------------- -------------- ---------------- -------------
      (521,003)      1,271,009     30,685,451       15,878,759     87,452,701       97,435,956      32,850,903      11,347,535
----------------- ------------- ---------------- -------------- ---------------- -------------- ---------------- -------------
    (3,202,693)      4,851,886     18,680,608       34,387,311      2,121,341      150,257,935      26,062,237      46,136,632
    24,426,974      19,575,088    112,015,664       77,628,353    459,739,197      309,481,262     186,610,558     140,473,926
----------------- ------------- ---------------- -------------- ---------------- -------------- ---------------- -------------
  $ 21,224,281    $ 24,426,974  $ 130,696,272    $ 112,015,664  $ 461,860,538     $459,739,197   $ 212,672,795    $186,610,558
================= ============= ================ ============== ================ ============== ================ =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                                   MIST LEGG MASON
                                                  MIST JANUS FORTY             MIST LAZARD MID CAP   CLEARBRIDGE AGGRESSIVE GROWTH
                                                       SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
                                    ------------------------------- ------------------------------- ------------------------------
                                           2011            2010           2011             2010           2011            2010
                                    ----------------- ------------- ---------------- -------------- ---------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income               $     36,735     $  (133,826) $  (1,251,739)   $    (891,874) $  (3,338,670)   $ (1,332,850)
  Net realized gains (losses)              332,745          36,628       (826,499)      (1,471,607)           428        (927,201)
  Change in unrealized gains
     (losses) on investments            (7,197,681)      3,912,856     (7,687,971)      24,676,618     (7,417,668)     19,271,527
                                    ----------------- ------------- ---------------- -------------- ---------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (6,828,201)      3,815,658     (9,766,209)      22,313,137    (10,755,910)     17,011,476
                                    ----------------- ------------- ---------------- -------------- ---------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               18,930,830      20,304,418     16,974,214       18,328,029     28,018,670      12,070,122
  Net transfers (including fixed
     account)                            7,075,303       9,195,931       (485,393)       1,824,089    157,703,583       5,475,099
  Contract charges                        (597,164)       (235,237)      (992,984)        (711,764)    (1,486,774)       (468,260)
  Transfers for contract benefits
     and terminations                   (3,168,374)     (1,589,721)    (9,734,967)      (7,455,077)   (10,506,265)     (4,991,971)
                                    ----------------- ------------- ---------------- -------------- ---------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions       22,240,595      27,675,391      5,760,870       11,985,277    173,729,214      12,084,990
                                    ----------------- ------------- ---------------- -------------- ---------------- -------------
     Net increase (decrease)
       in net assets                    15,412,394      31,491,049     (4,005,339)      34,298,414    162,973,304      29,096,466
NET ASSETS:
  Beginning of year                     53,356,686      21,865,637    135,205,406      100,906,992    102,505,758      73,409,292
                                    ----------------- ------------- ---------------- -------------- ---------------- -------------
  End of year                         $ 68,769,080    $ 53,356,686  $ 131,200,067    $ 135,205,406  $ 265,479,062    $102,505,758
                                    ================= ============= ================ ============== ================ =============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST LOOMIS SAYLES GLOBAL MARKETS  MIST LORD ABBETT BOND DEBENTURE MIST LORD ABBETT MID CAP VALUE MIST MET/EATON VANCE FLOATING RATE
                      SUB-ACCOUNT                      SUB-ACCOUNT                    SUB-ACCOUNT                        SUB-ACCOUNT
--------------------------------- -------------------------------- ------------------------------ ----------------------------------
      2011               2010            2011             2010           2011             2010          2011            2010 (c)
---------------- ---------------- ---------------- --------------- --------------- -------------- --------------- ------------------
  $ 1,200,692     $  1,306,860     $ 11,489,236     $ 11,561,665    $ (1,366,186)   $   (869,314)   $    156,010      $     (68,479)
      955,422         (479,440)       2,277,388          655,266       1,059,026         114,776        (127,391)             3,564
   (8,402,666)      17,346,226       (6,571,539)      14,381,461      (6,908,432)     19,290,624        (317,893)           384,248
---------------- ---------------- ---------------- --------------- --------------- -------------- --------------- ------------------
   (6,246,552)      18,173,646        7,195,085       26,598,392      (7,215,592)     18,536,086        (289,274)           319,333
---------------- ---------------- ---------------- --------------- --------------- -------------- --------------- ------------------
   28,466,597       23,179,133       12,172,985       19,319,664      26,492,453      27,767,987      14,887,687          6,853,875
   14,620,858       23,135,238       (7,326,000)      (2,789,729)      6,780,922       5,462,249      14,688,663          9,283,240
   (1,269,950)        (622,257)      (1,500,648)      (1,255,669)     (1,095,984)       (589,256)       (259,305)           (16,372)
   (7,724,591)      (4,077,382)     (23,354,569)     (19,865,961)     (6,280,489)     (3,756,372)     (1,665,317)          (105,761)
---------------- ---------------- ---------------- --------------- --------------- -------------- --------------- ------------------
   34,092,914       41,614,732      (20,008,232)      (4,591,695)     25,896,902      28,884,608      27,651,728         16,014,982
---------------- ---------------- ---------------- --------------- --------------- -------------- --------------- ------------------
   27,846,362       59,788,378      (12,813,147)      22,006,697      18,681,310      47,420,694      27,362,454         16,334,315
  137,171,845       77,383,467      267,920,695      245,913,998     108,323,379      60,902,685      16,334,315                 --
---------------- ---------------- ---------------- --------------- --------------- -------------- --------------- ------------------
$ 165,018,207     $137,171,845     $255,107,548     $267,920,695    $127,004,689    $108,323,379    $ 43,696,769      $  16,334,315
================ ================ ================ =============== =============== ============== =============== ==================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                    MIST
                                            MET/FRANKLIN
                                            LOW DURATION                                                 MIST MET/FRANKLIN
                                            TOTAL RETURN   MIST MET/FRANKLIN MUTUAL SHARES     TEMPLETON FOUNDING STRATEGY
                                             SUB-ACCOUNT                       SUB-ACCOUNT                     SUB-ACCOUNT
                                  ----------------------- --------------------------------- -------------------------------
                                          2011 (b)              2011             2010             2011           2010
                                  ----------------------- ---------------- ---------------- ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)          $  (152,040)       $   1,696,557    $  (1,390,510)   $     904,295   $ (7,646,828)
  Net realized gains (losses)               (24,333)           8,006,370        1,266,548        5,277,964      2,432,686
  Change in unrealized gains
     (losses) on investments               (183,195)         (13,800,582)       9,275,276      (29,078,070)    46,152,780
                                  ----------------------- ---------------- ---------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                     (359,568)          (4,097,655)       9,151,314      (22,895,811)    40,938,638
                                  ----------------------- ---------------- ---------------- ---------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 7,119,990           27,023,399       35,685,384       78,960,326     90,556,345
  Net transfers (including fixed
     account)                            21,368,111           14,917,346       17,119,197       (3,212,228)    24,451,171
  Contract charges                          (85,814)          (1,248,248)        (611,489)      (5,811,401)    (4,270,744)
  Transfers for contract benefits
     and terminations                      (380,887)          (4,834,052)      (2,680,809)     (25,647,259)   (19,144,666)
                                  ----------------------- ---------------- ---------------- ---------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions        28,021,400           35,858,445       49,512,283       44,289,438     91,592,106
                                  ----------------------- ---------------- ---------------- ---------------- --------------
     Net increase (decrease)
       in net assets                     27,661,832           31,760,790       58,663,597       21,393,627    132,530,744
NET ASSETS:
  Beginning of year                             --           121,115,835       62,452,238      571,218,147    438,687,403
                                  ----------------------- ---------------- ---------------- ---------------- --------------
  End of year                          $ 27,661,832        $ 152,876,625    $ 121,115,835    $ 592,611,774   $571,218,147
                                  ======================= ================ ================ ================ ==============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                               MIST                                         MIST METLIFE
      MIST MET/TEMPLETON GROWTH    MET/TEMPLETON INTERNATIONAL BOND    MIST METLIFE AGGRESSIVE STRATEGY    BALANCED PLUS
                    SUB-ACCOUNT                         SUB-ACCOUNT                         SUB-ACCOUNT      SUB-ACCOUNT
-------------------------------- ----------------------------------- ----------------------------------- ----------------
          2011        2010 (c)           2011                2010             2011               2010          2011 (b)
----------------- -------------- --------------- ------------------- ---------------- ------------------ ----------------
 $    (420,183)    $  (52,847)    $ 2,534,582     $      (202,517)   $  (2,785,815)     $  (1,990,286)    $   (7,657,134)
      (250,304)        (6,335)         69,137              44,288       (3,089,096)        (7,464,595)                --
    (8,626,650)       499,282      (3,853,055)          2,042,343      (36,571,916)        73,777,886        (14,018,878)
----------------- -------------- --------------- ------------------- ---------------- ------------------ ----------------
    (9,297,137)       440,100      (1,249,336)          1,884,114      (42,446,827)        64,323,005        (21,676,012)
----------------- -------------- --------------- ------------------- ---------------- ------------------ ----------------
     6,130,737      2,919,536      10,795,935          17,534,053       57,342,894         73,554,766      2,050,869,939
    47,976,839      4,153,672       7,240,507           9,043,816       17,733,773         (2,887,628)       395,600,753
      (175,612)        (5,446)       (501,451)           (128,805)      (3,746,684)        (2,698,799)                --
    (2,871,098)      (127,457)     (1,494,812)           (469,277)     (27,159,129)       (21,726,238)       (13,020,019)
----------------- -------------- --------------- ------------------- ---------------- ------------------ ----------------
    51,060,866      6,940,305      16,040,179          25,979,787       44,170,854         46,242,101      2,433,450,673
----------------- -------------- --------------- ------------------- ---------------- ------------------ ----------------
    41,763,729      7,380,405      14,790,843          27,863,901        1,724,027        110,565,106      2,411,774,661
     7,380,405             --      36,302,425           8,438,524      522,967,837        412,402,731                 --
----------------- -------------- --------------- ------------------- ---------------- ------------------ ----------------
 $  49,144,134     $7,380,405     $51,093,268     $    36,302,425    $ 524,691,864      $ 522,967,837     $2,411,774,661
================= ============== =============== =================== ================ ================== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                    MIST METLIFE BALANCED STRATEGY  MIST METLIFE DEFENSIVE STRATEGY    MIST METLIFE GROWTH STRATEGY
                                                       SUB-ACCOUNT                      SUB-ACCOUNT                     SUB-ACCOUNT
                                    ------------------------------- -------------------------------- -------------------------------
                                         2011             2010            2011             2010           2011           2010
                                    --------------- --------------- ---------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $     (321,986) $   23,823,222  $   13,078,305   $   24,675,209  $   (4,554,922) $    4,153,595
  Net realized gains (losses)           (7,135,125)     (8,304,795)     14,867,735        6,974,977     (39,528,555)    (69,645,465)
  Change in unrealized gains
     (losses) on investments          (245,352,817)    615,445,203     (24,804,181)     129,661,482    (246,366,960)    719,869,373
                                    --------------- --------------- ---------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                (252,809,928)    630,963,630       3,141,859      161,311,668    (290,450,437)    654,377,503
                                    --------------- --------------- ---------------- --------------- --------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              814,583,313     999,224,042     182,485,981      289,119,491     193,760,643     209,101,091
  Net transfers (including fixed
     account)                          196,744,445     306,719,217     195,534,217      209,055,614    (151,802,510)   (103,089,847)
  Contract charges                     (57,236,656)    (39,416,993)    (18,564,973)     (13,246,517)    (47,370,881)    (44,853,911)
  Transfers for contract benefits
     and terminations                 (373,915,527)   (292,332,034)   (137,707,918)    (108,776,548)   (290,038,140)   (229,225,934)
                                    --------------- --------------- ---------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions      580,175,575     974,194,232     221,747,307      376,152,040    (295,450,888)   (168,068,601)
                                    --------------- --------------- ---------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets                   327,365,647   1,605,157,862     224,889,166      537,463,708    (585,901,325)    486,308,902
NET ASSETS:
  Beginning of year                  6,437,293,439   4,832,135,577   2,003,850,499    1,466,386,791   5,512,372,206   5,026,063,304
                                    --------------- --------------- ---------------- --------------- --------------- ---------------
  End of year                       $6,764,659,086  $6,437,293,439  $2,228,739,665   $2,003,850,499  $4,926,470,881  $5,512,372,206
                                    =============== =============== ================ =============== =============== ===============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                                               MIST
  MIST METLIFE MODERATE STRATEGY  MIST MFS EMERGING MARKETS EQUITY  MIST MFS RESEARCH INTERNATIONAL   MORGAN STANLEY MID CAP GROWTH
                     SUB-ACCOUNT                       SUB-ACCOUNT                      SUB-ACCOUNT                     SUB-ACCOUNT
--------------------------------- --------------------------------  -------------------------------- ------------------------------
       2011              2010             2011             2010           2011              2010           2011            2010
---------------- ---------------- ---------------- ---------------  ---------------- --------------- ---------------- -------------
$    8,260,756   $    21,827,918   $     (671,032)   $ (1,558,940)  $     853,295    $     219,400   $   (943,364)    $(1,024,509)
     4,489,424        (1,300,604)       2,261,367         184,674      (1,887,551)      (4,301,992)     3,247,280         249,855
   (77,648,493)      249,479,440      (86,014,482)     57,796,915     (37,450,859)      32,018,558    (12,429,566)     19,404,837
---------------- ---------------- ---------------- ---------------  ---------------- --------------- ---------------- -------------
   (64,898,313)      270,006,754      (84,424,147)     56,422,649     (38,485,115)      27,935,966    (10,125,650)     18,630,183
---------------- ---------------- ---------------- ---------------  ---------------- --------------- ---------------- -------------
   403,616,625       566,634,946       90,838,512      98,823,178      29,751,782       33,595,278     42,198,117      20,931,300
    95,648,790       221,642,130       17,483,888      33,608,948         717,053       (4,781,993)    (5,096,769)       (368,519)
   (28,680,181)      (18,256,739)      (3,183,140)     (1,721,209)     (2,096,405)      (1,690,651)      (769,195)       (484,810)
  (175,664,925)     (134,165,438)     (16,209,205)    (11,726,391)    (22,594,114)     (17,692,270)    (5,809,772)     (3,982,569)
---------------- ---------------- ---------------- ---------------  ---------------- --------------- ---------------- -------------
   294,920,309       635,854,899       88,930,055     118,984,526       5,778,316        9,430,364     30,522,381      16,095,402
---------------- ---------------- ---------------- ---------------  ---------------- --------------- ---------------- -------------
   230,021,996       905,861,653        4,505,908     175,407,175     (32,706,799)      37,366,330     20,396,731      34,725,585
 3,094,289,659     2,188,428,006      365,169,255     189,762,080     318,521,626      281,155,296     89,015,672      54,290,087
---------------- ---------------- ---------------- ---------------  ---------------- --------------- ---------------- -------------
$3,324,311,655   $ 3,094,289,659   $  369,675,163    $365,169,255   $ 285,814,827    $ 318,521,626   $109,412,403     $89,015,672
================ ================ ================ ===============  ================ =============== ================ =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                MIST                    MIST PIMCO
                                    OPPENHEIMER CAPITAL APPRECIATION      INFLATION PROTECTED BOND          MIST PIMCO TOTAL RETURN
                                                         SUB-ACCOUNT                   SUB-ACCOUNT                      SUB-ACCOUNT
                                    --------------------------------- ----------------------------- --------------------------------
                                            2011             2010           2011           2010            2011             2010
                                    ------------------ -------------- -------------- -------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $  (2,724,394)   $  (2,151,099) $     248,916    $ 3,575,617  $   21,344,897   $   23,217,472
  Net realized gains (losses)            (7,215,537)      (9,290,928)    44,131,061     15,232,778      63,047,734       11,470,536
  Change in unrealized gains
     (losses) on investments              4,937,085       25,130,998     34,838,493     12,409,725     (55,437,622)      43,519,330
                                    ------------------ -------------- -------------- -------------- --------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (5,002,846)      13,688,971     79,218,470     31,218,120      28,955,009       78,207,338
                                    ------------------ -------------- -------------- -------------- --------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 3,688,939        3,281,141    160,129,547    186,076,017     333,186,254      528,002,334
  Net transfers (including fixed
     account)                            (8,584,991)      (7,070,024)    43,327,552     55,668,915     149,409,647      193,559,819
  Contract charges                         (881,536)        (906,090)    (7,523,652)    (3,960,123)    (17,297,164)      (9,123,029)
  Transfers for contract benefits
     and terminations                   (17,745,634)     (14,069,318)   (49,718,972)   (36,501,799)   (115,097,777)     (84,494,300)
                                    ------------------ -------------- -------------- -------------- --------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions       (23,523,222)     (18,764,291)   146,214,475    201,283,010     350,200,960      627,944,824
                                    ------------------ -------------- -------------- -------------- --------------- ----------------
     Net increase (decrease)
       in net assets                    (28,526,068)      (5,075,320)   225,432,945    232,501,130     379,155,969      706,152,162
NET ASSETS:
  Beginning of year                     196,389,755      201,465,075    711,162,874    478,661,744   1,761,602,464    1,055,450,302
                                    ------------------ -------------- -------------- -------------- --------------- ----------------
  End of year                         $ 167,863,687    $ 196,389,755  $ 936,595,819   $711,162,874  $2,140,758,433   $1,761,602,464
                                    ================== ============== ============== ============== =============== ================

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                       MIST PYRAMIS
                                                                         GOVERNMENT                  MIST RAINIER
               MIST PIONEER FUND     MIST PIONEER STRATEGIC INCOME           INCOME              LARGE CAP EQUITY
                     SUB-ACCOUNT                       SUB-ACCOUNT      SUB-ACCOUNT                   SUB-ACCOUNT
----------------------------------- --------------------------------- ---------------- -----------------------------
           2011             2010             2011             2010          2011 (b)           2011          2010
------------------ ---------------- ---------------- ---------------- ---------------- --------------- -------------
  $    (404,574)    $   (478,869)   $  15,499,854    $  10,372,053    $    (133,903)   $   (626,323)   $  (418,759)
          2,955           88,907        3,282,994          393,452        3,899,211         506,257       (368,008)
     (8,916,886)      13,686,623       (9,616,858)      20,915,857        6,372,332      (2,839,226)     5,878,677
------------------ ---------------- ---------------- ---------------- ---------------- --------------- -------------
     (9,318,505)      13,296,661        9,165,990       31,681,362       10,137,640      (2,959,292)     5,091,910
------------------ ---------------- ---------------- ---------------- ---------------- --------------- -------------
     61,189,474       43,813,736      177,819,764      122,502,926      409,917,993      10,685,807      8,349,710
     10,727,039        6,452,572       26,591,363       35,965,663       74,096,298       6,717,153       (344,347)
     (1,064,843)        (405,987)      (3,302,752)      (1,532,681)              --        (414,459)      (271,652)
     (5,980,748)      (3,551,027)     (29,614,683)     (20,015,981)      (3,678,580)     (1,926,027)    (1,335,546)
------------------ ---------------- ---------------- ---------------- ---------------- --------------- -------------
     64,870,922       46,309,294      171,493,692      136,919,927      480,335,711      15,062,474      6,398,165
------------------ ---------------- ---------------- ---------------- ---------------- --------------- -------------
     55,552,417       59,605,955      180,659,682      168,601,289      490,473,351      12,103,182     11,490,075
    112,914,666       53,308,711      419,601,867      251,000,578               --      45,894,091     34,404,016
------------------ ---------------- ---------------- ---------------- ---------------- --------------- -------------
  $ 168,467,083     $112,914,666    $ 600,261,549    $ 419,601,867    $ 490,473,351    $ 57,997,273    $45,894,091
================== ================ ================ ================ ================ =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                MIST RCM TECHNOLOGY     MIST SSGA GROWTH AND INCOME ETF       MIST SSGA GROWTH ETF
                                                        SUB-ACCOUNT                         SUB-ACCOUNT                SUB-ACCOUNT
                                    --------------------------------- ---------------------------------- ---------------------------
                                           2011              2010         2011              2010              2011         2010

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $    (1,887,518)   $  (1,373,160) $    2,335,351    $  (2,837,549)  $     74,049    $  (475,732)
  Net realized gains (losses)             2,692,086         (256,411)     27,169,125          133,539      2,402,527      1,702,495
  Change in unrealized gains
     (losses) on investments            (14,827,788)      22,084,395     (43,866,906)      78,303,612    (19,223,624)    29,566,077
                                    ----------------- --------------- ---------------- ----------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (14,023,220)      20,454,824     (14,362,430)      75,599,602    (16,747,048)    30,792,840
                                    ----------------- --------------- ---------------- ----------------- ------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                15,171,516       15,191,832     322,792,892      380,468,433     77,623,019     80,239,314
  Net transfers (including fixed
     account)                             1,760,386        4,638,445     135,843,318      246,936,681     39,485,865     59,618,400
  Contract charges                         (785,114)        (485,886)    (12,290,454)      (4,250,216)    (3,529,118)    (1,658,321)
  Transfers for contract benefits
     and terminations                    (8,210,063)      (4,684,902)    (37,015,016)     (17,106,759)   (13,153,235)    (6,830,381)
                                    ----------------- --------------- ---------------- ----------------- ------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions         7,936,725       14,659,489     409,330,740      606,048,139     100,426,531   131,369,012
                                    ----------------- --------------- ---------------- ----------------- ------------- -------------
     Net increase (decrease)
       in net assets                     (6,086,495)      35,114,313     394,968,310      681,647,741      83,679,483   162,161,852
NET ASSETS:
  Beginning of year                     109,729,016       74,614,703     995,772,752      314,125,011     325,453,346   163,291,494
                                    ----------------- --------------- ---------------- ----------------- ------------- -------------
  End of year                       $   103,642,521    $ 109,729,016  $1,390,741,062    $ 995,772,752   $ 409,132,829  $325,453,346
                                    ================= =============== ================ ================= ============= =============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                MIST                            MIST
MIST T. ROWE PRICE LARGE CAP VALUE      T. ROWE PRICE MID CAP GROWTH    THIRD AVENUE SMALL CAP VALUE   MIST TURNER MID CAP GROWTH
                       SUB-ACCOUNT                       SUB-ACCOUNT                     SUB-ACCOUNT                  SUB-ACCOUNT
------------------------------------- ------------------------------- ------------------------------- -----------------------------
       2011                2010             2011             2010           2011             2010           2011          2010
------------------ ------------------ ---------------- -------------- ---------------- -------------- ---------------- ------------
$    (4,421,942)    $   (2,179,634)    $ (7,260,503)   $  (4,952,884) $  (1,626,649)   $  (1,246,284)  $ (1,456,529)   $(1,052,221)
     (7,384,308)       (11,738,174)      18,524,237        1,190,797      1,034,386         (801,208)     1,449,705       (238,041)
    (17,691,215)        88,503,005      (28,498,595)      79,898,499    (33,815,082)      51,293,976     (8,573,460)    16,851,840
------------------ ------------------ ---------------- -------------- ---------------- -------------- ---------------- ------------
    (29,497,465)        74,585,197      (17,234,861)      76,136,412    (34,407,345)      49,246,484     (8,580,284)    15,561,578
------------------ ------------------ ---------------- -------------- ---------------- -------------- ---------------- ------------
     30,484,726         34,498,056       78,726,422       81,005,710     30,530,090       35,681,864     12,804,091     12,031,375
     (3,998,104)        (9,485,921)      (8,433,758)      16,938,802     (9,772,257)      (1,476,974)       911,995      4,219,138
     (2,253,601)        (1,907,565)      (3,394,080)      (1,874,240)    (1,969,170)      (1,539,921)      (633,919)      (401,167)
    (46,120,070)       (41,749,572)     (25,367,529)     (15,531,496)   (21,369,368)     (16,870,282)    (4,678,174)    (3,352,777)
------------------ ------------------ ---------------- -------------- ---------------- -------------- ---------------- ------------
    (21,887,049)       (18,645,002)      41,531,055       80,538,776     (2,580,705)      15,794,687      8,403,993     12,496,569
------------------ ------------------ ---------------- -------------- ---------------- -------------- ---------------- ------------
    (51,384,514)        55,940,195       24,296,194      156,675,188    (36,988,050)      65,041,171       (176,291)    28,058,147
    558,423,606        502,483,411      414,850,131      258,174,943    327,520,477      262,479,306     83,688,741     55,630,594
------------------ ------------------ ---------------- -------------- ---------------- -------------- ---------------- ------------
$   507,039,092     $  558,423,606     $439,146,325    $ 414,850,131  $ 290,532,427    $ 327,520,477   $ 83,512,450    $83,688,741
================== ================== ================ ============== ================ ============== ================ ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                                     MSF BARCLAYS
                                            MIST VAN KAMPEN COMSTOCK  MSF ARTIO INTERNATIONAL STOCK  CAPITAL AGGREGATE BOND INDEX
                                                         SUB-ACCOUNT                    SUB-ACCOUNT                   SUB-ACCOUNT
                                    --------------------------------- ------------------------------ -----------------------------
                                            2011             2010           2011           2010            2011           2010
                                    ------------------ -------------- -------------- --------------- ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $    (1,034,826)   $    (119,726) $      (467)   $       (7,860) $   1,947,945    $   605,025
  Net realized gains (losses)               900,637          104,490     (261,978)         (397,491)       315,491        114,537
  Change in unrealized gains
     (losses) on investments             (8,468,416)      25,565,625     (504,227)          580,114      4,224,865        572,374
                                    ------------------ -------------- -------------- --------------- ---------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (8,602,605)      25,550,389     (766,672)          174,763      6,488,301      1,291,936
                                    ------------------ -------------- -------------- --------------- ---------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                51,165,602       45,629,577       10,658            16,090     28,770,480     39,404,408
  Net transfers (including fixed
     account)                            11,287,586       10,047,975       61,173           205,234     14,687,646     18,788,029
  Contract charges                       (1,720,362)        (973,881)      (1,072)           (1,253)      (982,596)      (281,641)
  Transfers for contract benefits
     and terminations                   (16,228,131)     (10,735,249)    (480,245)         (370,265)    (5,464,816)    (2,421,734)
                                    ------------------ -------------- -------------- --------------- ---------------- ------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions        44,504,695       43,968,422     (409,486)         (150,194)    37,010,714     55,489,062
                                    ------------------ -------------- -------------- --------------- ---------------- ------------
     Net increase (decrease)
       in net assets                     35,902,090       69,518,811   (1,176,158)           24,569     43,499,015     56,780,998
NET ASSETS:
  Beginning of year                     230,561,318      161,042,507    3,979,701         3,955,132     86,674,964     29,893,966
                                    ------------------ -------------- -------------- --------------- ---------------- ------------
  End of year                       $   266,463,408    $ 230,561,318  $ 2,803,543    $    3,979,701  $ 130,173,979    $86,674,964
                                    ================== ============== ============== =============== ================ ============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                 MSF BLACKROCK
     MSF BLACKROCK BOND INCOME    MSF BLACKROCK LARGE CAP VALUE        LEGACY LARGE CAP GROWTH       MSF BLACKROCK MONEY MARKET
                   SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT                      SUB-ACCOUNT
--------------------------------- -------------------------------- ------------------------------ --------------------------------
       2011            2010           2011              2010            2011           2010             2011            2010
----------------- --------------- -------------- ----------------- --------------- -------------- ---------------- ---------------
$    1,050,232    $    946,236    $    (5,040)   $       (6,964)   $   (172,815)   $  (117,547)   $  (9,579,710)   $ (9,500,601)
       209,734          88,985        (83,604)         (131,394)        528,200        313,167               --              --
     1,003,839       1,711,245        126,889           334,187      (1,851,168)     1,246,529               --              --
----------------- --------------- -------------- ----------------- --------------- -------------- ---------------- ---------------
     2,263,805       2,746,466         38,245           195,829      (1,495,783)     1,442,149       (9,579,710)     (9,500,601)
----------------- --------------- -------------- ----------------- --------------- -------------- ---------------- ---------------
     5,985,522       7,431,346        188,074           206,964       2,010,128        718,471      174,296,327     200,280,780
       415,326         (24,972)       346,199             5,765       2,344,082       (103,953)      42,625,335    (102,198,285)
      (455,472)       (346,239)          (212)             (291)        (76,170)       (44,148)      (5,507,909)     (4,785,118)
    (6,006,341)     (5,107,032)      (554,227)         (319,095)       (996,762)      (868,449)    (122,094,836)   (106,443,255)
----------------- --------------- -------------- ----------------- --------------- -------------- ---------------- ---------------
       (60,965)      1,953,103        (20,166)         (106,657)      3,281,278       (298,079)      89,318,917     (13,145,878)
----------------- --------------- -------------- ----------------- --------------- -------------- ---------------- ---------------
     2,202,840       4,699,569         18,079            89,172       1,785,495      1,144,070       79,739,207     (22,646,479)
    47,336,145      42,636,576      2,872,585         2,783,413       9,563,155      8,419,085      553,885,805     576,532,284
----------------- --------------- -------------- ----------------- --------------- -------------- ---------------- ---------------
$   49,538,985    $ 47,336,145    $ 2,890,664    $    2,872,585    $ 11,348,650    $ 9,563,155    $ 633,625,012    $553,885,805
================= =============== ============== ================= =============== ============== ================ ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                             MSF DAVIS VENTURE VALUE          MSF FI VALUE LEADERS            MSF JENNISON GROWTH
                                                         SUB-ACCOUNT                   SUB-ACCOUNT                    SUB-ACCOUNT
                                    ----------------------------------- ----------------------------- ----------------------------
                                            2011             2010             2011         2010            2011           2010
                                    ------------------ ---------------- -------------- -------------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $    (3,661,209)    $ (3,847,449)   $   (36,847)   $   (15,392)   $  (3,862,754) $ (2,553,927)
  Net realized gains (losses)             3,865,479          724,558       (166,827)      (191,128)       4,303,744       113,415
  Change in unrealized gains
     (losses) on investments            (37,130,418)      57,763,744       (198,036)       775,693       (4,175,864)   23,243,885
                                    ------------------ ---------------- -------------- -------------- -------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (36,926,148)      54,640,853       (401,710)       569,173       (3,734,874)   20,803,373
                                    ------------------ ---------------- -------------- -------------- -------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                68,707,355       88,556,952        502,756        930,358       28,373,571    37,818,417
  Net transfers (including fixed
     account)                             1,728,239        8,497,558        339,769        234,046       (3,830,425)    6,868,212
  Contract charges                       (4,208,506)      (2,997,527)       (40,341)       (26,263)      (1,729,006)   (1,222,061)
  Transfers for contract benefits
     and terminations                   (36,932,443)     (29,777,128)    (1,066,219)      (512,619)     (14,724,813)  (11,101,785)
                                    ------------------ ---------------- -------------- -------------- -------------- -------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions        29,294,645       64,279,855       (264,035)       625,522        8,089,327    32,362,783
                                    ------------------ ---------------- -------------- -------------- -------------- -------------
     Net increase (decrease)
       in net assets                     (7,631,503)     118,920,708       (665,745)     1,194,695        4,354,453    53,166,156
NET ASSETS:
  Beginning of year                     606,785,200      487,864,492      5,267,530      4,072,835      243,817,657   190,651,501
                                    ------------------ ---------------- -------------- -------------- -------------- -------------
  End of year                       $   599,153,697     $606,785,200    $ 4,601,785    $ 5,267,530    $ 248,172,110  $243,817,657
                                    ================== ================ ============== ============== ============== =============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                          MSF MET/DIMENSIONAL
MSF LOOMIS SAYLES SMALL CAP CORE   MSF MET/ARTISAN MID CAP VALUE  INTERNATIONAL SMALL COMPANY  MSF METLIFE CONSERVATIVE ALLOCATION
                     SUB-ACCOUNT                     SUB-ACCOUNT                  SUB-ACCOUNT                          SUB-ACCOUNT
--------------------------------- ------------------------------- ---------------------------  ------------------------------------
      2011              2010             2011           2010            2011          2010          2011           2010
----------------- --------------- ---------------- -------------- --------------- -----------  --------------- --------------------
$     (163,817)   $      (66,625) $  (1,804,625)   $  (2,016,341) $    163,960    $   (74,101) $       67,670      $    275,768
       236,293            52,849     (4,721,063)      (8,689,096)    1,929,239      1,440,494         122,681           354,562
      (316,577)        1,146,011     16,718,666       35,137,677   (11,314,641)     4,020,489         (26,700)          307,150
----------------- --------------- ---------------- -------------- --------------- -----------  --------------- --------------------
      (244,101)        1,132,235     10,192,978       24,432,240    (9,221,442)     5,386,882         163,651           937,480
----------------- --------------- ---------------- -------------- --------------- -----------  --------------- --------------------
     3,145,758         3,008,912     14,435,287       15,548,005    12,367,561     11,080,864           9,587            74,196
       790,442         1,307,578     (4,525,054)      (7,453,544)   10,261,540      3,658,370       1,116,876        (1,366,604)
       (97,951)          (28,834)    (1,217,992)      (1,007,295)     (349,341)      (146,969)        (77,051)          (80,329)
      (500,976)         (186,487)   (17,228,405)     (13,585,886)   (1,583,390)    (1,665,871)       (815,906)         (337,980)
----------------- --------------- ---------------- -------------- --------------- -----------  --------------- --------------------
     3,337,273         4,101,169     (8,536,164)      (6,498,720)   20,696,370     12,926,394         233,506        (1,710,717)
----------------- --------------- ---------------- -------------- --------------- -----------  --------------- --------------------
     3,093,172         5,233,404      1,656,814       17,933,520    11,474,928     18,313,276         397,157          (773,237)
     7,224,075         1,990,671    213,857,206      195,923,686    35,750,236     17,436,960       9,998,191        10,771,428
----------------- --------------- ---------------- -------------- --------------- -----------  --------------- --------------------
$   10,317,247    $    7,224,075  $ 215,514,020    $ 213,857,206  $ 47,225,164    $35,750,236  $   10,395,348      $  9,998,191
================= =============== ================ ============== =============== ============ =============== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                        MSF METLIFE
                                CONSERVATIVE TO MODERATE ALLOCATION MSF METLIFE MID CAP STOCK INDEX  MSF METLIFE MODERATE ALLOCATION
                                                        SUB-ACCOUNT                     SUB-ACCOUNT                      SUB-ACCOUNT
                                 ----------------------------------- ------------------------------- -------------------------------
                                         2011              2010            2011             2010             2011            2010
                                 ------------------ ---------------- ------------- ------------------ --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $      31,247       $    138,702   $   (611,052)   $    (260,215)   $     (96,570) $     363,596
  Net realized gains (losses)            249,879            107,507      3,676,366          (14,190)          92,206       (281,593)
  Change in unrealized gains
     (losses) on investments            (318,879)           548,177     (6,803,063)       9,587,123       (1,412,843)     4,846,286
                                 ------------------ ---------------- ------------- ------------------ --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                   (37,753)           794,386     (3,737,749)       9,312,718       (1,417,207)     4,928,289
                                 ------------------ ---------------- ------------- ------------------ --------------- --------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 27,147             69,146     21,214,056       19,332,219          529,488        416,630
  Net transfers (including fixed
     account)                           (917,334)           (80,023)     4,811,816        8,788,748          755,597        941,258
  Contract charges                       (63,552)           (70,068)      (495,418)        (121,148)        (401,703)      (393,540)
  Transfers for contract benefits
     and terminations                 (1,122,419)          (471,770)    (3,459,711)      (1,822,663)      (3,899,306)    (2,033,561)
                                 ------------------ ---------------- ------------- ------------------ --------------- --------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     (2,076,158)          (552,715)    22,070,743       26,177,156       (3,015,924)    (1,069,213)
                                 ------------------ ---------------- ------------- ------------------ --------------- --------------
     Net increase (decrease)
       in net assets                  (2,113,911)           241,671     18,332,994       35,489,874       (4,433,131)     3,859,076
NET ASSETS:
  Beginning of year                    9,257,856          9,016,185     59,472,935       23,983,061       48,715,861     44,856,785
                                 ------------------ ---------------- ------------- ------------------ --------------- --------------
  End of year                      $   7,143,945       $  9,257,856   $ 77,805,929    $  59,472,935    $  44,282,730  $  48,715,861
                                 ================== ================ ============= ================== =============== ==============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                      MSF METLIFE
MODERATE TO AGGRESSIVE ALLOCATION           MSF METLIFE STOCK INDEX            MSF MFS TOTAL RETURN                 MSF MFS VALUE
                      SUB-ACCOUNT                       SUB-ACCOUNT                     SUB-ACCOUNT                   SUB-ACCOUNT
------------------------------------ --------------------------------- ------------------------------- -----------------------------
          2011               2010             2011             2010         2011            2010            2011          2010
----------------- ------------------ ---------------- ---------------- --------------- --------------- --------------- -------------
$     (161,655)   $       219,362    $    (541,316)   $    (321,143)   $    420,877    $    521,435    $    (51,339)   $  (135,936)
      (336,754)          (651,563)       6,222,006       (1,255,570)       (473,539)       (860,808)        110,867       (310,701)
    (2,412,130)         6,983,802       (6,858,838)      38,151,546         350,834       3,449,400        (361,758)     4,411,295
----------------- ------------------ ---------------- ---------------- --------------- --------------- --------------- -------------
    (2,910,539)         6,551,601       (1,178,148)      36,574,833         298,172       3,110,027        (302,230)     3,964,658
----------------- ------------------ ---------------- ---------------- --------------- --------------- --------------- -------------
       354,953            283,570       35,862,652       42,455,345       1,538,084       2,095,943       5,478,914      6,763,435
      (692,805)           770,376        3,699,860        3,607,353        (917,347)       (777,300)     (3,242,915)     2,915,996
      (534,363)          (520,426)      (1,876,090)      (1,245,063)        (94,916)        (82,268)       (342,572)      (238,593)
    (5,262,248)        (1,880,898)     (23,701,570)     (19,449,033)     (5,109,884)     (4,441,917)     (3,266,565)    (1,959,275)
----------------- ------------------ ---------------- ---------------- --------------- --------------- --------------- -------------
    (6,134,463)        (1,347,378)      13,984,852       25,368,602      (4,584,063)     (3,205,542)     (1,373,138)     7,481,563
----------------- ------------------ ---------------- ---------------- --------------- --------------- --------------- -------------
    (9,045,002)         5,204,223       12,806,704       61,943,435      (4,285,891)        (95,515)     (1,675,368)    11,446,221
    57,766,976         52,562,753      343,187,076      281,243,641      40,676,709      40,772,224      45,430,281     33,984,060
----------------- ------------------ ---------------- ---------------- --------------- --------------- --------------- -------------
$   48,721,974    $    57,766,976    $ 355,993,780    $ 343,187,076    $ 36,390,818    $ 40,676,709    $ 43,754,913    $45,430,281
================= ================== ================ ================ =============== =============== =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                                                                MSF
                                        MSF MORGAN STANLEY EAFE INDEX  MSF NEUBERGER BERMAN GENESIS  NEUBERGER BERMAN MID CAP VALUE
                                                          SUB-ACCOUNT                   SUB-ACCOUNT                     SUB-ACCOUNT
                                    ---------------------------------- ----------------------------- -------------------------------
                                            2011             2010            2011           2010           2011            2010
                                    ------------------ --------------- --------------- ------------- -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $     516,838     $     300,599   $   (65,542)    $   (71,882)  $  (38,624)    $      (10,254)
  Net realized gains (losses)              (214,534)         (373,439)     (367,718)       (650,477)      11,924             14,391
  Change in unrealized gains
     (losses) on investments            (11,175,105)        3,884,414       835,096       2,336,728     (341,843)           277,374
                                    ------------------ --------------- --------------- ------------- -------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (10,872,801)        3,811,574       401,836       1,614,369     (368,543)           281,511
                                    ------------------ --------------- --------------- ------------- -------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                17,895,684        21,515,731     1,545,630         913,386    2,485,937          1,248,510
  Net transfers (including fixed
     account)                             6,493,942         8,263,400       425,035        (369,832)     (81,603)           245,962
  Contract charges                         (482,401)         (160,371)       (1,915)           (690)     (25,178)            (3,205)
  Transfers for contract benefits
     and terminations                    (2,709,903)       (1,694,141)     (833,642)       (920,397)    (113,206)           (13,696)
                                    ------------------ --------------- --------------- ------------- -------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions        21,197,322        27,924,619     1,135,108        (377,533)   2,265,950          1,477,571
                                    ------------------ --------------- --------------- ------------- -------------- ----------------
     Net increase (decrease)
       in net assets                     10,324,521        31,736,193     1,536,944       1,236,836    1,897,407          1,759,082
NET ASSETS:
  Beginning of year                      58,834,689        27,098,496     9,730,049       8,493,213    1,984,636            225,554
                                    ------------------ --------------- --------------- ------------- -------------- ----------------
  End of year                         $  69,159,210     $  58,834,689   $11,266,993     $ 9,730,049   $3,882,043     $    1,984,636
                                    ================== =============== =============== ============= ============== ================

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                            MSF                               MSF
MSF OPPENHEIMER GLOBAL EQUITY          MSF RUSSELL 2000 INDEX    T. ROWE PRICE LARGE CAP GROWTH    T. ROWE PRICE SMALL CAP GROWTH
                  SUB-ACCOUNT                     SUB-ACCOUNT                       SUB-ACCOUNT                       SUB-ACCOUNT
-------------------------------- ------------------------------- --------------------------------- ---------------------------------
       2011            2010            2011            2010           2011               2010           2011               2010
---------------- --------------- --------------- --------------- -------------- ------------------ -------------- ------------------
$      33,748    $    (12,767)   $   (411,085)    $  (198,940)    $  (23,368)    $      (17,880)    $ (128,231)     $    (110,115)
       32,088        (121,999)        817,885          84,268         50,572              4,288        674,320            262,986
   (1,057,952)      1,598,724      (4,414,923)      7,422,690        (71,297)           174,952       (496,604)         1,841,343
---------------- --------------- --------------- --------------- -------------- ------------------ -------------- ------------------
     (992,116)      1,463,958      (4,008,123)      7,308,018        (44,093)           161,360         49,485          1,994,214
---------------- --------------- --------------- --------------- -------------- ------------------ -------------- ------------------
       14,604          45,146      17,451,216      17,061,843         10,423              4,645        164,091            153,649
     (112,692)       (349,931)      6,432,166       8,588,645        290,485            156,041       (107,084)           152,774
      (48,035)        (46,244)       (418,129)       (110,588)          (525)              (517)       (64,784)           (55,446)
     (803,879)       (744,464)     (2,168,425)     (1,392,164)      (156,316)          (117,700)      (827,214)          (366,307)
---------------- --------------- --------------- --------------- -------------- ------------------ -------------- ------------------
     (950,002)     (1,095,493)     21,296,828      24,147,736        144,067             42,469       (834,991)          (115,330)
---------------- --------------- --------------- --------------- -------------- ------------------ -------------- ------------------
   (1,942,118)        368,465      17,288,705      31,455,754         99,974            203,829       (785,506)         1,878,884
   11,272,119      10,903,654      46,792,763      15,337,009      1,365,647          1,161,818      8,285,648          6,406,764
---------------- --------------- --------------- --------------- -------------- ------------------ -------------- ------------------
$   9,330,001    $ 11,272,119    $ 64,081,468     $46,792,763     $1,465,621     $    1,365,647     $7,500,142      $   8,285,648
================ =============== =============== =============== ============== ================== ============== ==================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                        MSF VAN ECK                 MSF WESTERN ASSET
                                           GLOBAL NATURAL RESOURCES        MANAGEMENT U.S. GOVERNMENT    NEUBERGER BERMAN GENESIS
                                                        SUB-ACCOUNT                       SUB-ACCOUNT                 SUB-ACCOUNT
                                    ---------------------------------- --------------------------------- ---------------------------
                                           2011              2010            2011             2010             2011         2010
                                    ------------------ --------------- ---------------- ---------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $    (462,898)   $   (514,602)   $    (708,643)   $   1,314,477    $        (3)   $     (79)
  Net realized gains (losses)             9,617,357       2,100,435        7,987,260          693,982            710          463
  Change in unrealized gains
     (losses) on investments            (31,541,279)     12,805,750        1,445,269        3,670,982           (351)       1,309
                                    ------------------ --------------- ---------------- ---------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (22,386,820)     14,391,583        8,723,886        5,679,441            356        1,693
                                    ------------------ --------------- ---------------- ---------------- -------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                34,219,632      29,380,798       59,541,185       59,447,399             --           --
  Net transfers (including fixed
     account)                            23,949,431      13,938,995       18,969,886       20,021,970             --           --
  Contract charges                         (935,611)       (264,726)      (1,915,584)      (1,131,770)            --           --
  Transfers for contract benefits
     and terminations                    (2,885,420)       (710,853)     (14,697,313)     (10,034,988)        (1,576)      (1,815)
                                    ------------------ --------------- ---------------- ---------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions        54,348,032      42,344,214       61,898,174       68,302,611         (1,576)      (1,815)
                                    ------------------ --------------- ---------------- ---------------- -------------- ------------
     Net increase (decrease)
       in net assets                     31,961,212      56,735,797       70,622,060       73,982,052         (1,220)        (122)
NET ASSETS:
  Beginning of year                      74,371,723      17,635,926      214,907,918      140,925,866          8,663        8,785
                                    ------------------ --------------- ---------------- ---------------- -------------- ------------
  End of year                         $ 106,332,935    $ 74,371,723    $ 285,529,978    $ 214,907,918    $     7,443    $   8,663
                                    ================== =============== ================ ================ ============== ============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                     OPPENHEIMER VA                  OPPENHEIMER VA
OPPENHEIMER VA CORE BOND    GLOBAL STRATEGIC INCOME    MAIN STREET SMALL- & MID-CAP    OPPENHEIMER VA MAIN STREET
             SUB-ACCOUNT                SUB-ACCOUNT                     SUB-ACCOUNT                   SUB-ACCOUNT
--------------------------- -------------------------- ------------------------------- -----------------------------
     2011          2010          2011          2010          2011            2010           2011           2010
-------------- ------------ -------------- ----------- --------------- --------------- -------------- --------------
 $      447     $    781    $        76    $  1,178    $   (767,564)   $   (533,716)   $      (135)   $      (333)
       (199)     (25,321)            58         610         203,212         126,865            433         (1,607)
        420       27,071           (154)       (781)     (2,478,847)     12,065,565         (1,737)        17,514
-------------- ------------ -------------- ----------- --------------- --------------- -------------- --------------
        668        2,531            (20)      1,007      (3,043,199)     11,658,714         (1,439)        15,574
-------------- ------------ -------------- ----------- --------------- --------------- -------------- --------------
         --           --             --          --      19,198,573      18,693,771             --             --
         --           --             --          --      (1,296,984)     (1,159,906)            --             --
         --           --             --          --        (583,543)       (343,300)            --             --
       (403)     (50,402)            (2)    (11,485)     (3,112,303)     (2,399,412)       (10,510)       (17,151)
-------------- ------------ -------------- ----------- --------------- --------------- -------------- --------------
       (403)     (50,402)            (2)    (11,485)     14,205,743      14,791,153        (10,510)       (17,151)
-------------- ------------ -------------- ----------- --------------- --------------- -------------- --------------
        265      (47,871)           (22)    (10,478)     11,162,544      26,449,867        (11,949)        (1,577)
      9,885       57,756          4,097      14,575      70,331,777      43,881,910        119,249        120,826
-------------- ------------ -------------- ----------- --------------- --------------- -------------- --------------
 $   10,150     $  9,885    $     4,075    $  4,097    $ 81,494,321    $ 70,331,777    $   107,300    $   119,249
============== ============ ============== =========== =============== =============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                              OPPENHEIMER VA MONEY      PIONEER VCT CULLEN VALUE    PIONEER VCT EMERGING MARKETS
                                                       SUB-ACCOUNT                   SUB-ACCOUNT                     SUB-ACCOUNT
                                    ------------------------------- ----------------------------- -------------------------------
                                           2011            2010           2011           2010           2011           2010
                                    ---------------- -------------- -------------- -------------- -------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)          $    (1,601)  $   (1,605)    $  (16,195)    $  (18,476)    $  (14,258)    $    (14,019)
  Net realized gains (losses)                    --           --         66,099         22,967        130,082           51,198
  Change in unrealized gains
     (losses) on investments                     --           --       (151,331)       155,011       (342,409)         110,840
                                    ---------------- -------------- -------------- -------------- -------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations                       (1,601)      (1,605)      (101,427)       159,502       (226,585)         148,019
                                    ---------------- -------------- -------------- -------------- -------------- ----------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                        --           --         49,717         54,370          1,532           43,087
  Net transfers (including fixed
     account)                                    --           --        (11,643)       197,796       (235,661)          45,142
  Contract charges                               --           --        (22,314)       (19,010)        (7,667)          (7,268)
  Transfers for contract benefits
     and terminations                            --           (2)       (71,015)       (67,707)       (38,456)         (37,357)
                                    ---------------- -------------- -------------- -------------- -------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions                --           (2)       (55,255)       165,449       (280,252)          43,604
                                    ---------------- -------------- -------------- -------------- -------------- ----------------
     Net increase (decrease)
       in net assets                         (1,601)      (1,607)      (156,682)       324,951       (506,837)         191,623
NET ASSETS:
  Beginning of year                         116,310      117,917      2,192,843      1,867,892      1,212,537        1,020,914
                                    ---------------- -------------- -------------- -------------- -------------- ----------------
  End of year                           $   114,709   $  116,310     $2,036,161     $2,192,843     $  705,700     $  1,212,537
                                    ================ ============== ============== ============== ============== ================

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                              PIONEER VCT                     PIONEER VCT
PIONEER VCT EQUITY INCOME      IBBOTSON GROWTH ALLOCATION    IBBOTSON MODERATE ALLOCATION     PIONEER VCT MID CAP VALUE
              SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT                   SUB-ACCOUNT
---------------------------- ------------------------------- ------------------------------- -----------------------------
      2011          2010            2011           2010            2011            2010            2011          2010
-------------- ------------- --------------- --------------- --------------- --------------- --------------- -------------
$     1,420    $    1,630    $     54,501    $     39,491     $    258,516   $     252,038    $   (382,036)  $  (225,376)
     25,366        17,928         570,575         360,330          478,836         221,662        (196,587)     (237,712)
     (8,175)       38,303      (1,522,642)      1,818,686       (1,687,092)      2,500,603      (3,104,961)    6,635,500
-------------- ------------- --------------- --------------- --------------- --------------- --------------- -------------
     18,611        57,861        (897,566)      2,218,507         (949,740)      2,974,303      (3,683,584)    6,172,412
-------------- ------------- --------------- --------------- --------------- --------------- --------------- -------------
     17,935         9,062         511,714       1,115,979          328,456         411,530      10,108,088     7,085,201
      2,188        (9,014)         91,092        (327,776)        (397,747)        225,730          93,726       950,970
     (3,408)       (2,995)       (171,221)       (126,183)        (304,770)       (244,941)       (247,775)     (158,947)
    (39,808)      (33,620)     (1,184,076)       (428,428)        (224,335)       (166,894)     (3,747,196)   (2,465,321)
-------------- ------------- --------------- --------------- --------------- --------------- --------------- -------------
    (23,093)      (36,567)       (752,491)        233,592         (598,396)        225,425       6,206,843     5,411,903
-------------- ------------- --------------- --------------- --------------- --------------- --------------- -------------
     (4,482)       21,294      (1,650,057)      2,452,099       (1,548,136)      3,199,728       2,523,259    11,584,315
    375,754       354,460      19,386,421      16,934,322       27,517,066      24,317,338      46,621,818    35,037,503
-------------- ------------- --------------- --------------- --------------- --------------- --------------- -------------
$   371,272    $  375,754    $ 17,736,364    $ 19,386,421     $ 25,968,930   $  27,517,066    $ 49,145,077   $46,621,818
============== ============= =============== =============== =============== =============== =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                      PIONEER VCT REAL ESTATE SHARES   T. ROWE PRICE GROWTH STOCK  T. ROWE PRICE INTERNATIONAL STOCK
                                                         SUB-ACCOUNT                  SUB-ACCOUNT                        SUB-ACCOUNT
                                    -------------------------------- ---------------------------- ----------------------------------
                                           2011             2010           2011           2010           2011             2010
                                    ---------------- --------------- -------------- ------------- -------------- -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)          $     1,519   $      1,872    $  (59,282)   $  (56,018)    $    2,664      $      2,058
  Net realized gains (losses)                38,424         28,087       190,162        12,135          7,435            (5,699)
  Change in unrealized gains
     (losses) on investments                (16,981)        27,619      (236,045)    1,033,917       (113,333)          114,449
                                    ---------------- --------------- -------------- ------------- -------------- -------------------
     Net increase (decrease)
       in net assets resulting
       from operations                       22,962         57,578      (105,165)      990,034       (103,234)          110,808
                                    ---------------- --------------- -------------- ------------- -------------- -------------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                     5,618          5,951       216,607       203,128         41,333            38,671
  Net transfers (including fixed
     account)                                32,428        (16,768)     (663,078)     (490,172)       (34,802)          (74,296)
  Contract charges                           (2,402)        (2,048)       (1,812)       (1,988)          (248)             (245)
  Transfers for contract benefits
     and terminations                       (40,967)       (39,423)     (601,473)     (523,405)      (129,646)          (20,782)
                                    ---------------- --------------- -------------- ------------- -------------- -------------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions            (5,323)       (52,288)   (1,049,756)     (812,437)      (123,363)          (56,652)
                                    ---------------- --------------- -------------- ------------- -------------- -------------------
     Net increase (decrease)
       in net assets                         17,639          5,290    (1,154,921)      177,597       (226,597)           54,156
NET ASSETS:
  Beginning of year                         234,208        228,918     7,170,858     6,993,261        932,126           877,970
                                    ---------------- --------------- -------------- ------------- -------------- -------------------
  End of year                           $   251,847   $    234,208    $6,015,937    $7,170,858     $  705,529      $    932,126
                                    ================ =============== ============== ============= ============== ===================

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE PRIME RESERVE          UIF U.S. REAL ESTATE
                SUB-ACCOUNT                   SUB-ACCOUNT
------------------------------ -----------------------------
      2011            2010            2011          2010
-------------- --------------- --------------- -------------
$    (9,971)   $    (12,183)   $   (457,211)   $   402,580
         --              --      (1,101,621)    (3,793,020)
         --              --       4,597,096     18,634,695
-------------- --------------- --------------- -------------
     (9,971)        (12,183)      3,038,264     15,244,255
-------------- --------------- --------------- -------------
        256              --      14,746,373      7,881,010
   (193,918)         27,384      (3,659,645)    (6,001,729)
       (252)           (299)       (314,694)      (214,161)
    (86,977)       (150,759)     (6,209,041)    (4,411,829)
-------------- --------------- --------------- -------------
   (280,891)       (123,674)      4,562,993     (2,746,709)
-------------- --------------- --------------- -------------
   (290,862)       (135,857)      7,601,257     12,497,546
  1,264,618       1,400,475      68,963,648     56,466,102
-------------- --------------- --------------- -------------
$   973,756    $  1,264,618    $ 76,564,905    $68,963,648
============== =============== =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife Investors USA Separate Account A (the "Separate Account"), a separate account of MetLife Investors USA Insurance Company (the "Company"), was established by the Company's Board of Directors on May 29, 1980 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable
  Insurance Funds) ("Invesco V.I.")
American Funds Insurance Series ("American Funds")
DWS Variable Series I ("DWS I")
Federated Insurance Series ("Federated")
Fidelity Variable Insurance Products ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust
  ("FTVIPT")
Janus Aspen Series ("Janus Aspen")
Legg Mason Partners Variable Equity Trust
  ("LMPVET")
Legg Mason Partners Variable Income Trust ("LMPVIT")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*
MFS Variable Insurance Trust ("MFS VIT")
Neuberger Berman Equity Funds ("Neuberger Berman")
Oppenheimer Variable Account Funds
  ("Oppenheimer VA")
Pioneer Variable Contracts Trust ("Pioneer VCT")
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price International Funds, Inc.
T. Rowe Price Prime Reserve Fund, Inc.
The Alger Portfolios ("Alger")
The Universal Institutional Funds, Inc. ("UIF")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF SUB-ACCOUNTS

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2011:

Alger Small Cap Growth Sub-Account
American Funds Bond Sub-Account
American Funds Global Growth Sub-Account
American Funds Global Small Capitalization
  Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
DWS I International Sub-Account
Federated High Income Bond Sub-Account
Federated Kaufman Sub-Account
Federated Managed Volatility Sub-Account
Fidelity VIP Asset Manager Sub-Account
Fidelity VIP Contrafund Sub-Account*
Fidelity VIP Equity-Income Sub-Account
Fidelity VIP FundsManager 60% Sub-Account
Fidelity VIP Growth Sub-Account
Fidelity VIP Index 500 Sub-Account
Fidelity VIP Mid Cap Sub-Account
Fidelity VIP Money Market Sub-Account*
Fidelity VIP Overseas Sub-Account
FTVIPT Franklin Income Securities Sub-Account
FTVIPT Franklin Small Cap Value Securities
  Sub-Account
FTVIPT Mutual Shares Securities Sub-Account

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUB-ACCOUNTS -- (CONTINUED)

FTVIPT Templeton Foreign Securities Sub-Account
FTVIPT Templeton Global Bond Securities Sub-Account
Invesco V.I. Capital Appreciation Sub-Account
Invesco V.I. Core Equity Sub-Account
Invesco V.I. Global Real Estate Sub-Account
Invesco V.I. International Growth Sub-Account*
Invesco V.I. Van Kampen Capital Growth Sub-Account
Invesco V.I. Van Kampen Equity and Income
  Sub-Account*
Invesco V.I. Van Kampen Growth and Income
  Sub-Account*
Invesco V.I. Van Kampen Mid Cap Value Sub-Account
Janus Aspen Worldwide Sub-Account
LMPVET ClearBridge Variable Aggressive Growth
  Sub-Account*
LMPVET ClearBridge Variable Appreciation
  Sub-Account
LMPVET ClearBridge Variable Equity Income Builder
  Sub-Account*
LMPVET ClearBridge Variable Fundamental All Cap
  Value Sub-Account
LMPVET ClearBridge Variable Large Cap Growth
  Sub-Account
LMPVET ClearBridge Variable Large Cap Value
  Sub-Account
LMPVET ClearBridge Variable Small Cap Growth
  Sub-Account
LMPVET Investment Counsel Variable Social
  Awareness Sub-Account
LMPVET Variable Lifestyle Allocation 50%
  Sub-Account
LMPVET Variable Lifestyle Allocation 70%
  Sub-Account
LMPVET Variable Lifestyle Allocation 85%
  Sub-Account
LMPVIT Western Asset Variable Global High Yield
  Bond Sub-Account
MFS VIT Investors Trust Sub-Account
MFS VIT New Discovery Sub-Account
MFS VIT Research Sub-Account
MIST AllianceBernstein Global Dynamic Allocation
  Sub-Account**
MIST American Funds Balanced Allocation Sub-Account
MIST American Funds Bond Sub-Account
MIST American Funds Growth Allocation Sub-Account
MIST American Funds Growth Sub-Account
MIST American Funds International Sub-Account

MIST American Funds Moderate Allocation
  Sub-Account
MIST AQR Global Risk Balanced Sub-Account**
MIST BlackRock Global Tactical Strategies
  Sub-Account**
MIST BlackRock High Yield Sub-Account*
MIST BlackRock Large Cap Core Sub-Account
MIST Clarion Global Real Estate Sub-Account
MIST Dreman Small Cap Value Sub-Account*
MIST Goldman Sachs Mid Cap Value Sub-Account
MIST Harris Oakmark International Sub-Account*
MIST Invesco Small Cap Growth Sub-Account*
MIST Janus Forty Sub-Account*
MIST Lazard Mid Cap Sub-Account
MIST Legg Mason ClearBridge Aggressive Growth
  Sub-Account
MIST Loomis Sayles Global Markets Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account*
MIST Lord Abbett Mid Cap Value Sub-Account
MIST Met/Eaton Vance Floating Rate Sub-Account
MIST Met/Franklin Low Duration Total Return
  Sub-Account**
MIST Met/Franklin Mutual Shares Sub-Account
MIST Met/Franklin Templeton Founding Strategy
  Sub-Account
MIST Met/Templeton Growth Sub-Account
MIST Met/Templeton International Bond Sub-Account
MIST MetLife Aggressive Strategy Sub-Account
MIST MetLife Balanced Plus Sub-Account**
MIST MetLife Balanced Strategy Sub-Account
MIST MetLife Defensive Strategy Sub-Account
MIST MetLife Growth Strategy Sub-Account
MIST MetLife Moderate Strategy Sub-Account
MIST MFS Emerging Markets Equity Sub-Account
MIST MFS Research International Sub-Account*
MIST Morgan Stanley Mid Cap Growth Sub-Account*
MIST Oppenheimer Capital Appreciation
  Sub-Account*
MIST PIMCO Inflation Protected Bond Sub-Account
MIST PIMCO Total Return Sub-Account*
MIST Pioneer Fund Sub-Account*
MIST Pioneer Strategic Income Sub-Account*
MIST Pyramis Government Income Sub-Account**
MIST Rainier Large Cap Equity Sub-Account
MIST RCM Technology Sub-Account*
MIST SSgA Growth and Income ETF Sub-Account
MIST SSgA Growth ETF Sub-Account

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUB-ACCOUNTS -- (CONCLUDED)

MIST T. Rowe Price Large Cap Value Sub-Account*
MIST T. Rowe Price Mid Cap Growth Sub-Account
MIST Third Avenue Small Cap Value Sub-Account*
MIST Turner Mid Cap Growth Sub-Account
MIST Van Kampen Comstock Sub-Account
MSF Artio International Stock Sub-Account*
MSF Barclays Capital Aggregate Bond Index
  Sub-Account*
MSF BlackRock Bond Income Sub-Account*
MSF BlackRock Large Cap Value Sub-Account
MSF BlackRock Legacy Large Cap Growth
  Sub-Account*
MSF BlackRock Money Market Sub-Account*
MSF Davis Venture Value Sub-Account*
MSF FI Value Leaders Sub-Account
MSF Jennison Growth Sub-Account*
MSF Loomis Sayles Small Cap Core Sub-Account
MSF Met/Artisan Mid Cap Value Sub-Account*
MSF Met/Dimensional International Small Company
  Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation
  Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account*
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation
  Sub-Account
MSF MetLife Stock Index Sub-Account*
MSF MFS Total Return Sub-Account*

MSF MFS Value Sub-Account*
MSF Morgan Stanley EAFE Index Sub-Account*
MSF Neuberger Berman Genesis Sub-Account*
MSF Neuberger Berman Mid Cap Value Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF Russell 2000 Index Sub-Account*
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account*
MSF Van Eck Global Natural Resources Sub-Account
MSF Western Asset Management U.S. Government
  Sub-Account*
Neuberger Berman Genesis Sub-Account
Oppenheimer VA Core Bond Sub-Account
Oppenheimer VA Global Strategic Income Sub-Account
Oppenheimer VA Main Street Small- & Mid-Cap
  Sub-Account*
Oppenheimer VA Main Street Sub-Account
Oppenheimer VA Money Sub-Account
Pioneer VCT Cullen Value Sub-Account
Pioneer VCT Emerging Markets Sub-Account
Pioneer VCT Equity Income Sub-Account
Pioneer VCT Ibbotson Growth Allocation Sub-Account
Pioneer VCT Ibbotson Moderate Allocation Sub-Account
Pioneer VCT Mid Cap Value Sub-Account
Pioneer VCT Real Estate Shares Sub-Account
T. Rowe Price Growth Stock Sub-Account
T. Rowe Price International Stock Sub-Account
T. Rowe Price Prime Reserve Sub-Account
UIF U.S. Real Estate Sub-Account

* This Sub-Account invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts.

** This Sub-Account began operations during the year ended December 31, 2011.


3. PORTFOLIO CHANGES

The following Sub-Accounts ceased operations during the year ended December 31, 2011:

FTVIPT Templeton Growth Securities Sub-Account
Invesco V.I. Basic Balanced Sub-Account
LMPVET ClearBridge Variable Capital Sub-Account
LMPVET ClearBridge Variable Dividend Strategy
  Sub-Account
LMPVIT Western Asset Variable Adjustable Rate
  Income Sub-Account

MIST Legg Mason Value Equity Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
Pioneer VCT Bond Sub-Account
Pioneer VCT Fund Sub-Account

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. PORTFOLIO CHANGES -- (CONTINUED)

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2011:


NAME CHANGES:

FORMER NAME                                            NEW NAME
-----------                                            --------
Federated Capital Income Fund II                       Federated Managed Volatility Fund II

(MIST) Lord Abbett Growth and Income Portfolio         (MIST) T. Rowe Price Large Cap Value Portfolio

Oppenheimer Main Street Small Cap Fund/VA              Oppenheimer Main Street Small- & Mid-Cap Fund/VA


MERGERS:

FORMER PORTFOLIO                                        NEW PORTFOLIO
----------------                                        -------------
Invesco V.I. Basic Balanced Fund                        Invesco Van Kampen V.I. Equity and Income Fund

Legg Mason ClearBridge Variable Dividend Strategy       Legg Mason ClearBridge Variable Equity Income
  Portfolio                                               Builder Portfolio

(MIST) Legg Mason Value Equity Portfolio                (MIST) Legg Mason ClearBridge Aggressive Growth Portfolio

(MSF) MetLife Aggressive Allocation Portfolio           (MIST) MetLife Aggressive Strategy Portfolio


SUBSTITUTIONS:

FORMER PORTFOLIO                                        NEW PORTFOLIO
----------------                                        -------------
(FTVIPT) Templeton Growth Securities Fund               (MIST) Met/Templeton Growth Portfolio
Pioneer Bond VCT Portfolio                              (MIST) PIMCO Total Return Portfolio
Pioneer Fund VCT Portfolio                              (MIST) Pioneer Fund Portfolio
Legg Mason ClearBridge Variable Capital Portfolio       (MSF) Davis Venture Value Portfolio

LIQUIDATION:

Legg Mason Western Asset Variable Adjustable Rate Income Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Sub-Accounts' investment in shares of the portfolio, series, or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.0 and 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of the Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding fair value measurements (Accounting Standards Update ("ASU") 2011-04, FAIR VALUE MEASUREMENT (TOPIC 820): AMENDMENTS TO ACHIEVE COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN U.S. GAAP AND IFRSS), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Separate Account does not expect the adoption of this new guidance to have a material impact on its financial statements.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company, are asset-based charges assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

  MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

  ADMINISTRATIVE -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

  OPTIONAL DEATH BENEFIT RIDER -- For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

  DISTRIBUTION EXPENSE -- The risk that surrender charges will be insufficient to cover the actual costs of distribution which includes commissions, fees, registration costs, direct and indirect selling expenses.

  GUARANTEED MINIMUM ACCUMULATION BENEFIT -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

  EARNINGS PRESERVATION BENEFIT -- For an additional charge, the Company will provide this additional death benefit.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

  The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2011:

  Mortality and Expense Risk              0.75% - 2.05%
  Administrative                          0.10% - 0.25%
  Optional Death Benefit Rider            0.15% - 0.35%
  Distribution Expense                            0.10%
  Guaranteed Minimum Accumulation Benefit         1.50%
  Earnings Preservation Benefit                   0.25%

  The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts.

  The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

  GUARANTEED MINIMUM ACCUMULATION BENEFIT -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

  LIFETIME WITHDRAWAL GUARANTEE -- For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

  GUARANTEED WITHDRAWAL BENEFIT -- For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

  GUARANTEED MINIMUM INCOME BENEFIT -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

  ENHANCED DEATH BENEFIT -- For an additional charge, the Company will guarantee a death benefit equal to the greater of the account value or the higher of two death benefit bases.

  ENHANCED GUARANTEED WITHDRAWAL BENEFIT -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

  The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2011:

  Guaranteed Minimum Accumulation Benefit         0.75%
  Lifetime Withdrawal Guarantee           0.50% - 1.80%
  Guaranteed Withdrawal Benefit           0.25% - 1.00%
  Guaranteed Minimum Income Benefit       0.50% - 1.50%
  Enhanced Death Benefit                  0.60% - 1.50%
  Enhanced Guaranteed Withdrawal Benefit  0.55% - 1.00%


  The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)

A contract maintenance fee ranging from $30 to $40 is assessed on an annual basis for Contracts with a value of less than $50,000. A transfer fee ranging from $0 to $25 may be deducted after twelve transfers are made in a contract year or, for certain contracts, 2% of the amount transferred from the contract value, if less. For certain contracts, an administrative charge is also assessed which ranges from $12 to $40 for each Sub-Account in which the contract owner invests (waived if purchase payments equal or exceed $2,000 in the year, or if the account value is $10,000 or more at year end). For other Contracts the administrative charge is $21.50 plus $2.50 for each Sub-Account selected, subject to the same waiver terms. In addition, the Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. For certain contracts, a transaction charge of the lesser of $10 or 2% of the surrender is imposed on surrenders and a $10 charge is assessed for annuitizations. For those contract owners who choose optional living benefit riders or certain optional death benefit riders, these charges range from 0.25% to 1.80% of the benefit base and are charged at each contract anniversary date. These charges are paid to the Company and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

Certain portfolios of the MIST and MSF Trusts are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an affiliate of the Company.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                        FOR THE YEAR ENDED
                                                         AS OF DECEMBER 31, 2011         DECEMBER 31, 2011
                                                       ------------------------- -------------------------
                                                                                                  PROCEEDS
                                                                                       COST OF        FROM
                                                            SHARES      COST ($) PURCHASES ($)   SALES ($)
                                                       ----------- ------------- ------------- -----------
Alger Small Cap Growth Sub-Account                       1,660,973    48,055,798       645,639   5,767,727
American Funds Bond Sub-Account                         10,735,722   113,025,293    31,319,190   3,412,875
American Funds Global Growth Sub-Account                10,391,926   217,733,911    26,377,312   6,798,013
American Funds Global Small Capitalization Sub-Account   4,507,156    86,487,869    19,961,517   5,309,750
American Funds Growth Sub-Account                       11,173,330   575,059,235    57,942,237  19,165,692
American Funds Growth-Income Sub-Account                 8,236,740   290,517,120    25,881,774  10,604,458
DWS I International Sub-Account                          2,323,337    24,255,812       774,900   2,523,433
Federated High Income Bond Sub-Account                       4,524        32,017         2,613         565
Federated Kaufman Sub-Account                                4,553        59,580           802      11,295
Federated Managed Volatility Sub-Account                       995         8,394           543       5,399
Fidelity VIP Asset Manager Sub-Account                   6,309,518    96,235,266     2,700,938  12,989,013
Fidelity VIP Contrafund Sub-Account                     16,902,018   386,924,224    53,287,090  30,092,552
Fidelity VIP Equity-Income Sub-Account                     293,736     6,719,413       200,940     979,743
Fidelity VIP FundsManager 60% Sub-Account              272,227,024 2,604,934,087 1,513,287,490     642,589
Fidelity VIP Growth Sub-Account                          3,577,520   134,011,952     1,493,069  16,741,487
Fidelity VIP Index 500 Sub-Account                         464,408    58,870,346     2,794,388   9,837,183
Fidelity VIP Mid Cap Sub-Account                         8,317,058   230,027,363    79,447,840   1,432,280
Fidelity VIP Money Market Sub-Account                   73,068,657    73,068,657   289,900,388 284,175,579
Fidelity VIP Overseas Sub-Account                          342,200     6,268,678       251,368     777,216
FTVIPT Franklin Income Securities Sub-Account           14,428,157   217,123,868    48,507,661  11,104,683
FTVIPT Franklin Small Cap Value Securities Sub-Account   3,265,018    46,392,478    22,934,754     632,067
FTVIPT Mutual Shares Securities Sub-Account              7,706,950   132,294,374    17,142,439   4,861,170
FTVIPT Templeton Foreign Securities Sub-Account          5,494,367    83,043,103     7,194,440   8,650,565
FTVIPT Templeton Global Bond Securities Sub-Account      7,712,731   141,377,934    67,904,445   6,734,564
Invesco V.I. Capital Appreciation Sub-Account                4,719       119,650           226      31,997
Invesco V.I. Core Equity Sub-Account                        10,358       260,550         3,098     120,984
Invesco V.I. Global Real Estate Sub-Account              1,134,567    14,903,967     6,859,714     951,980
Invesco V.I. International Growth Sub-Account            5,908,640   152,997,769    54,749,961     252,387
Invesco V.I. Van Kampen Capital Growth Sub-Account           2,822        87,965             2      35,469
Invesco V.I. Van Kampen Equity and Income Sub-Account   30,400,377   408,586,740    89,189,431   7,214,594
Invesco V.I. Van Kampen Growth and Income Sub-Account   11,631,243   200,314,881    52,664,129     544,345
Invesco V.I. Van Kampen Mid Cap Value Sub-Account        3,693,177    44,093,948    19,333,877     497,197
Janus Aspen Worldwide Sub-Account                              184         4,335            33       1,004
LMPVET ClearBridge Variable Aggressive Growth
  Sub-Account                                            9,631,240   144,632,561    12,254,101  11,319,358
LMPVET ClearBridge Variable Appreciation Sub-Account     9,500,229   221,490,106    51,831,585   2,011,448
LMPVET ClearBridge Variable Equity Income Builder
  Sub-Account                                            9,866,387   107,437,886    28,429,566   9,486,418
LMPVET ClearBridge Variable Fundamental All Cap Value
  Sub-Account                                            5,262,134   107,885,873     8,873,283   5,060,899
LMPVET ClearBridge Variable Large Cap Growth
  Sub-Account                                              292,482     4,482,993       437,850   1,781,294
LMPVET ClearBridge Variable Large Cap Value
  Sub-Account                                              283,341     4,033,024     1,981,978     967,995
LMPVET ClearBridge Variable Small Cap Growth
  Sub-Account                                            2,762,160    36,945,323    11,380,540   2,186,499
LMPVET Investment Counsel Variable Social Awareness
  Sub-Account                                               20,797       507,442        57,132      61,529
LMPVET Variable Lifestyle Allocation 50% Sub-Account     2,122,985    24,778,514    13,799,800   2,092,268
LMPVET Variable Lifestyle Allocation 70% Sub-Account       294,840     3,196,723       339,833     583,310
LMPVET Variable Lifestyle Allocation 85% Sub-Account     5,654,893    64,102,404    12,786,268   6,608,611
LMPVIT Western Asset Variable Global High Yield Bond
  Sub-Account                                            9,446,883    78,121,690    16,840,878   3,598,591
MFS VIT Investors Trust Sub-Account                          1,752        31,784           336       8,832
MFS VIT New Discovery Sub-Account                            2,896        43,515         5,639         755


(a) For the period May 2, 2011 to December 31, 2011.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                     FOR THE YEAR ENDED
                                                      AS OF DECEMBER 31, 2011         DECEMBER 31, 2011
                                                    ------------------------- -------------------------
                                                                                               PROCEEDS
                                                                                    COST OF        FROM
                                                         SHARES      COST ($) PURCHASES ($)   SALES ($)
                                                    ----------- ------------- ------------- -----------
MFS VIT Research Sub-Account                              2,404        39,161           448      68,071
MIST AllianceBernstein Global Dynamic Allocation
  Sub-Account (a)                                   168,487,066 1,630,178,775 1,630,178,775          --
MIST American Funds Balanced Allocation
  Sub-Account                                       308,442,034 2,672,981,294   590,268,016  40,922,380
MIST American Funds Bond Sub-Account                 33,720,682   326,767,035    93,090,255  30,383,155
MIST American Funds Growth Allocation Sub-Account   160,182,221 1,239,711,641   118,699,853  85,841,270
MIST American Funds Growth Sub-Account               63,596,882   493,162,634   125,872,953  20,446,891
MIST American Funds International Sub-Account        40,764,442   311,502,773    79,137,470  31,825,781
MIST American Funds Moderate Allocation Sub-Account 171,607,028 1,546,705,133   297,602,283  31,822,390
MIST AQR Global Risk Balanced Sub-Account (a)       180,258,700 1,877,398,809 1,877,398,809          --
MIST BlackRock Global Tactical Strategies
  Sub-Account (a)                                   298,604,236 2,871,827,639 2,871,827,639          --
MIST BlackRock High Yield Sub-Account                26,714,350   215,195,185   140,107,247  91,260,225
MIST BlackRock Large Cap Core Sub-Account             1,495,918    12,921,774     5,265,173   1,797,093
MIST Clarion Global Real Estate Sub-Account          15,888,700   179,919,214    30,014,229   7,252,055
MIST Dreman Small Cap Value Sub-Account               1,615,433    20,302,075     2,823,317   3,363,936
MIST Goldman Sachs Mid Cap Value Sub-Account         10,946,091   139,189,642    38,875,628   9,700,444
MIST Harris Oakmark International Sub-Account        39,548,588   527,072,920   114,086,644  34,651,617
MIST Invesco Small Cap Growth Sub-Account            15,464,939   192,869,573    42,166,808  12,642,688
MIST Janus Forty Sub-Account                          1,112,678    72,024,297    32,051,625   9,774,293
MIST Lazard Mid Cap Sub-Account                      12,307,707   145,680,082    15,098,212  10,589,052
MIST Legg Mason ClearBridge Aggressive Growth
  Sub-Account                                        34,794,120   266,262,079   186,719,504  16,328,937
MIST Loomis Sayles Global Markets Sub-Account        14,564,719   161,903,308    51,977,029  16,683,409
MIST Lord Abbett Bond Debenture Sub-Account          20,128,718   240,705,893    31,893,290  40,412,257
MIST Lord Abbett Mid Cap Value Sub-Account            8,366,587   115,021,422    32,161,724   7,630,960
MIST Met/Eaton Vance Floating Rate Sub-Account        4,246,536    43,630,503    38,791,456  10,881,414
MIST Met/Franklin Low Duration Total Return
  Sub-Account (a)                                     2,805,470    27,845,125    30,588,202   2,718,743
MIST Met/Franklin Mutual Shares Sub-Account          18,873,669   150,672,642    52,667,029   7,216,358
MIST Met/Franklin Templeton Founding Strategy
  Sub-Account                                        62,249,141   528,338,385    84,358,870  38,571,857
MIST Met/Templeton Growth Sub-Account                 5,734,449    57,271,597    53,908,309   3,267,628
MIST Met/Templeton International Bond Sub-Account     4,450,638    52,666,454    21,456,915   2,822,441
MIST MetLife Aggressive Strategy Sub-Account         58,363,949   594,695,835    81,811,256  40,426,215
MIST MetLife Balanced Plus Sub-Account (a)          254,944,471 2,425,793,569 2,425,793,569          --
MIST MetLife Balanced Strategy Sub-Account          673,100,410 6,960,699,308   852,140,313 272,286,729
MIST MetLife Defensive Strategy Sub-Account         207,131,944 2,108,773,015   436,797,109 201,971,497
MIST MetLife Growth Strategy Sub-Account            494,625,595 5,536,836,092   174,210,948 474,216,752
MIST MetLife Moderate Strategy Sub-Account          317,811,829 3,223,185,587   427,050,522 123,869,428
MIST MFS Emerging Markets Equity Sub-Account         39,878,668   381,448,729   108,099,472  19,840,389
MIST MFS Research International Sub-Account          31,925,355   348,218,323    25,690,769  19,059,124
MIST Morgan Stanley Mid Cap Growth Sub-Account       10,458,999   102,613,965    35,937,055   3,755,004
MIST Oppenheimer Capital Appreciation Sub-Account    27,958,540   218,337,537       414,209  26,661,781
MIST PIMCO Inflation Protected Bond Sub-Account      79,104,386   869,924,815   252,638,435  65,750,450
MIST PIMCO Total Return Sub-Account                 178,920,499 2,111,157,160   566,952,142 133,977,824
MIST Pioneer Fund Sub-Account                        12,635,098   158,674,926    69,574,316   5,107,919
MIST Pioneer Strategic Income Sub-Account            54,858,209   564,296,761   199,343,265   9,301,269
MIST Pyramis Government Income Sub-Account (a)       45,710,478   484,101,102   484,574,878     471,675
MIST Rainier Large Cap Equity Sub-Account             7,483,530    57,728,697    22,012,491   7,576,295
MIST RCM Technology Sub-Account                      24,199,572   101,439,670    28,180,537  22,131,292
MIST SSgA Growth and Income ETF Sub-Account         124,730,142 1,321,849,538   500,942,945  65,905,338
MIST SSgA Growth ETF Sub-Account                     38,344,225   372,282,724   123,731,144  23,230,556
MIST T. Rowe Price Large Cap Value Sub-Account       24,250,792   591,926,921    21,581,508  47,890,440

(a) For the period May 2, 2011 to December 31, 2011.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)

                                                                                     FOR THE YEAR ENDED
                                                      AS OF DECEMBER 31, 2011         DECEMBER 31, 2011
                                                      ----------------------- -------------------------
                                                                                               PROCEEDS
                                                                                    COST OF        FROM
                                                          SHARES     COST ($) PURCHASES ($)   SALES ($)
                                                      ---------- ------------ ------------- -----------
MIST T. Rowe Price Mid Cap Growth Sub-Account         47,475,286  373,241,836    85,228,670  38,887,091
MIST Third Avenue Small Cap Value Sub-Account         21,503,006  295,610,100    22,659,409  26,866,728
MIST Turner Mid Cap Growth Sub-Account                 6,670,329   78,730,642    17,935,803  10,988,325
MIST Van Kampen Comstock Sub-Account                  28,713,737  237,739,246    50,642,915   7,173,062
MSF Artio International Stock Sub-Account                361,495    4,510,169       321,666     731,613
MSF Barclays Capital Aggregate Bond Index Sub-Account 11,453,928  125,061,239    51,295,804  12,337,120
MSF BlackRock Bond Income Sub-Account                    449,869   47,377,641     9,043,053   8,053,796
MSF BlackRock Large Cap Value Sub-Account                279,023    3,171,905       855,325     880,528
MSF BlackRock Legacy Large Cap Growth Sub-Account        455,071   10,332,673     6,586,165   3,477,673
MSF BlackRock Money Market Sub-Account                 6,336,253  633,625,227   359,781,243 280,041,982
MSF Davis Venture Value Sub-Account                   20,296,553  542,973,281    60,549,031  34,915,482
MSF FI Value Leaders Sub-Account                          35,027    5,432,505     1,002,686   1,303,538
MSF Jennison Growth Sub-Account                       20,629,370  219,772,455    34,886,227  30,659,640
MSF Loomis Sayles Small Cap Core Sub-Account              47,124    9,221,706     4,642,550   1,469,051
MSF Met/Artisan Mid Cap Value Sub-Account              1,233,487  259,860,204    11,296,622  21,637,379
MSF Met/Dimensional International Small Company
  Sub-Account                                          3,577,672   51,842,980    26,607,056   4,015,979
MSF MetLife Conservative Allocation Sub-Account          901,594    9,481,937     1,587,453   1,286,272
MSF MetLife Conservative to Moderate Allocation
  Sub-Account                                            639,569    6,587,418       681,028   2,725,908
MSF MetLife Mid Cap Stock Index Sub-Account            6,060,310   76,476,820    36,793,754  12,176,015
MSF MetLife Moderate Allocation Sub-Account            4,104,056   44,968,929     2,895,426   6,007,908
MSF MetLife Moderate to Aggressive Allocation
  Sub-Account                                          4,702,896   52,817,485     2,528,242   8,824,353
MSF MetLife Stock Index Sub-Account                   12,290,275  328,161,001    67,046,465  51,331,756
MSF MFS Total Return Sub-Account                         282,312   38,811,908     2,969,986   7,133,148
MSF MFS Value Sub-Account                              3,577,836   43,804,401     4,819,044   6,243,465
MSF Morgan Stanley EAFE Index Sub-Account              6,878,906   78,470,106    26,955,554   5,241,324
MSF Neuberger Berman Genesis Sub-Account                 936,841   13,329,768     2,748,782   1,679,194
MSF Neuberger Berman Mid Cap Value Sub-Account           210,872    3,896,452     2,886,458     659,113
MSF Oppenheimer Global Equity Sub-Account                674,140   10,047,251       672,303   1,588,531
MSF Russell 2000 Index Sub-Account                     5,149,054   61,142,811    31,541,513  10,655,752
MSF T. Rowe Price Large Cap Growth Sub-Account            99,165    1,343,592       539,534     418,803
MSF T. Rowe Price Small Cap Growth Sub-Account           458,673    5,517,403     1,192,576   2,155,770
MSF Van Eck Global Natural Resources Sub-Account       7,894,060  123,617,436    68,031,411   4,501,856
MSF Western Asset Management U.S. Government
  Sub-Account                                         23,494,248  281,442,393    95,471,252  26,372,570
Neuberger Berman Genesis Sub-Account                         155        5,329           239       1,646
Oppenheimer VA Core Bond Sub-Account                       1,289       13,659           588         543
Oppenheimer VA Global Strategic Income Sub-Account           757        3,689           184          62
Oppenheimer VA Main Street Small- & Mid-Cap
  Sub-Account                                          4,788,103   68,812,284    14,527,338   1,089,166
Oppenheimer VA Main Street Sub-Account                     5,181      105,549         1,404      12,054
Oppenheimer VA Money Sub-Account                         114,709      114,709            11       1,616
Pioneer VCT Cullen Value Sub-Account                     189,066    1,764,101       279,455     350,911
Pioneer VCT Emerging Markets Sub-Account                  29,768      715,294       349,439     643,931
Pioneer VCT Equity Income Sub-Account                     18,212      293,041        92,010     113,687
Pioneer VCT Ibbotson Growth Allocation Sub-Account     1,743,994   13,096,071     1,122,003   1,819,970
Pioneer VCT Ibbotson Moderate Allocation Sub-Account   2,550,980   21,045,118     1,755,671   2,095,530
Pioneer VCT Mid Cap Value Sub-Account                  3,120,326   53,462,152     8,567,266   2,742,465
Pioneer VCT Real Estate Shares Sub-Account                14,363      183,230       108,096     111,886
T. Rowe Price Growth Stock Sub-Account                   189,002    5,256,777       186,743   1,295,780
T. Rowe Price International Stock Sub-Account             57,407      789,713        72,526     193,224
T. Rowe Price Prime Reserve Sub-Account                  973,736      973,736       359,466     650,310
UIF U.S. Real Estate Sub-Account                       5,642,220   90,656,483     8,965,726   4,859,930

(a) For the period May 2, 2011 to December 31, 2011.

This page is intentionally left blank.

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                               ALGER SMALL CAP GROWTH        AMERICAN FUNDS BOND    AMERICAN FUNDS GLOBAL GROWTH
                                          SUB-ACCOUNT                SUB-ACCOUNT                     SUB-ACCOUNT
                               ------------------------- -------------------------- -------------------------------
                                    2011         2010          2011         2010          2011              2010
                               ------------ ------------ ------------- ------------ ------------- -----------------
Units beginning of year        5,634,931    6,156,883     5,183,483    3,608,245     7,470,107         6,579,263
Units issued and transferred
  from other funding options     316,024      440,832     2,713,714    2,268,949     2,118,337         1,820,255
Units redeemed and transferred
  to other funding options      (738,294)    (962,784)   (1,194,003)    (693,711)   (1,383,115)         (929,411)
                               ------------ ------------ ------------- ------------ ------------- -----------------
Units end of year              5,212,661    5,634,931     6,703,194    5,183,483     8,205,329         7,470,107
                               ============ ============ ============= ============ ============= =================

                                  DWS I INTERNATIONAL    FEDERATED HIGH INCOME BOND    FEDERATED KAUFMAN
                                          SUB-ACCOUNT                   SUB-ACCOUNT          SUB-ACCOUNT
                               ------------------------- -------------- -------------- --------------------
                                    2011         2010           2011           2010      2011     2010 (a)
                               ------------ ------------ -------------- -------------- --------- ----------
Units beginning of year        2,471,385    2,700,348          3,566          3,582    14,184         --
Units issued and transferred
  from other funding options     204,514      230,638             --             --        --     15,991
Units redeemed and transferred
  to other funding options      (430,294)    (459,601)           (17)           (16)   (2,046)    (1,807)
                               ------------ ------------ -------------- -------------- --------- ----------
Units end of year              2,245,605    2,471,385          3,549          3,566    12,138     14,184
                               ============ ============ ============== ============== ========= ==========

                                                                           FIDELITY VIP
                               FIDELITY VIP EQUITY-INCOME              FUNDSMANAGER 60%         FIDELITY VIP GROWTH
                                              SUB-ACCOUNT                   SUB-ACCOUNT                 SUB-ACCOUNT
                               ----------------------------- ----------------------------- ---------------------------
                                      2011           2010           2011           2010          2011          2010
                               -------------- -------------- -------------- -------------- ------------- -------------
Units beginning of year            530,175        619,856    118,824,451      4,074,373    10,951,340    11,893,241
Units issued and transferred
  from other funding options         5,843          3,984    160,286,275    116,408,584       451,048       612,157
Units redeemed and transferred
  to other funding options         (75,729)       (93,665)    (6,646,535)    (1,658,506)   (1,484,001)   (1,554,058)
                               -------------- -------------- -------------- -------------- ------------- -------------
Units end of year                  460,289        530,175    272,464,191    118,824,451     9,918,387    10,951,340
                               ============== ============== ============== ============== ============= =============

                                                               FTVIPT FRANKLIN               FTVIPT FRANKLIN
                               FIDELITY VIP OVERSEAS         INCOME SECURITIES    SMALL CAP VALUE SECURITIES
                                         SUB-ACCOUNT               SUB-ACCOUNT                   SUB-ACCOUNT
                               ------------------------ ------------------------- -----------------------------
                                  2011          2010         2011         2010         2011             2010
                               ---------- ------------- ------------ ------------ ------------ ----------------
Units beginning of year        593,728       663,667    3,722,732    3,157,996    3,178,430        1,787,114
Units issued and transferred
  from other funding options    23,085        39,152    1,395,405    1,073,134    3,372,394        1,819,181
Units redeemed and transferred
  to other funding options     (76,741)     (109,091)    (827,665)    (508,398)    (839,977)        (427,865)
                               ---------- ------------- ------------ ------------ ------------ ----------------
Units end of year              540,072       593,728    4,290,472    3,722,732    5,710,847        3,178,430
                               ========== ============= ============ ============ ============ ================

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.

             AMERICAN FUNDS
GLOBAL SMALL CAPITALIZATION     AMERICAN FUNDS GROWTH    AMERICAN FUNDS GROWTH-INCOME
                SUB-ACCOUNT               SUB-ACCOUNT                     SUB-ACCOUNT
------------------------------ ------------------------- -------------------------------
     2011              2010         2011         2010         2011               2010
------------ ----------------- ------------ ------------ ------------ ------------------
2,578,008         2,262,060    3,717,676    3,225,880    2,639,070          2,398,146
1,050,382           894,535      960,174      942,727      570,737            615,981
 (547,716)         (578,587)    (701,638)    (450,931)    (435,882)          (375,057)
------------ ----------------- ------------ ------------ ------------ ------------------
3,080,674         2,578,008    3,976,212    3,717,676    2,773,925          2,639,070
============ ================= ============ ============ ============ ==================

FEDERATED MANAGED VOLATILITY    FIDELITY VIP ASSET MANAGER     FIDELITY VIP CONTRAFUND
                 SUB-ACCOUNT                   SUB-ACCOUNT                 SUB-ACCOUNT
------------------------------- ----------------------------- ---------------------------
  2011               2010 (a)         2011            2010          2011          2010
--------- --------------------- ------------- --------------- ------------- -------------
 2,848                    --     8,263,984       9,345,424    15,707,574    15,955,996
    --                 4,805       312,726         344,604     2,315,662     2,046,178
(1,024)               (1,957)   (1,222,970)     (1,426,044)   (2,434,383)   (2,294,600)
--------- --------------------- ------------- --------------- ------------- -------------
 1,824                 2,848     7,353,740       8,263,984    15,588,853    15,707,574
========= ===================== ============= =============== ============= =============

FIDELITY VIP INDEX 500      FIDELITY VIP MID CAP FIDELITY VIP MONEY MARKET
           SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
------------------------- ---------------------- ----------------------------
     2011         2010         2011         2010          2011        2010
------------ ------------ ------------ --------- ------------- --------------
4,565,389    5,300,313    4,364,581    3,075,278     7,492,405   6,126,543
   13,022       20,873    2,636,656    1,773,206   142,314,946  96,878,440
 (602,299)    (755,797)    (711,772)   (483,903) (141,806,301) (95,512,578)
------------ ------------ ------------ ----------------------- --------------
3,976,112    4,565,389    6,289,465    4,364,581     8,001,050   7,492,405
============ ============ ============ ========= ============= ==============

   FTVIPT MUTUAL SHARES          FTVIPT TEMPLETON           FTVIPT TEMPLETON
             SECURITIES                   FOREIGN     GLOBAL BOND SECURITIES
            SUB-ACCOUNT               SUB-ACCOUNT                SUB-ACCOUNT
-------------------------- ------------------------- --------------------------
      2011         2010         2011         2010          2011         2010
------------- ------------ ------------ ------------ ------------- ------------
 5,431,435    4,784,657    2,782,005    2,655,441     4,997,591    2,853,081
 1,448,728    1,283,480      517,182      583,518     4,530,568    2,640,993
  (927,835)    (636,702)    (578,766)    (456,954)   (1,423,898)    (496,483)
------------- ------------ ------------ ------------ ------------- ------------
 5,952,328    5,431,435    2,720,421    2,782,005     8,104,261    4,997,591
============= ============ ============ ============ ============= ============

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                               INVESCO V.I. CAPITAL APPRECIATION    INVESCO V.I. CORE EQUITY    INVESCO V.I. GLOBAL REAL ESTATE
                                                     SUB-ACCOUNT                 SUB-ACCOUNT                        SUB-ACCOUNT
                               ------------------------------------ --------------------------- ----------------------------------
                                      2011                  2010           2011         2010         2011                  2010
                               -------------- --------------------- -------------- ------------ ------------ ---------------------
Units beginning of year             33,129                41,631         88,640       99,143    1,148,943               704,385
Units issued and transferred
  from other funding options             9                    18             --           21    1,049,840               606,861
Units redeemed and transferred
  to other funding options          (7,290)               (8,520)       (25,449)     (10,524)    (335,687)             (162,303)
                               -------------- --------------------- -------------- ------------ ------------ ---------------------
Units end of year                   25,848                33,129         63,191       88,640    1,863,096             1,148,943
                               ============== ===================== ============== ============ ============ =====================

                               INVESCO V.I. VAN KAMPEN    INVESCO V.I. VAN KAMPEN
                                     GROWTH AND INCOME              MID CAP VALUE         JANUS ASPEN WORLDWIDE
                                           SUB-ACCOUNT                SUB-ACCOUNT                   SUB-ACCOUNT
                               --------------------------   -------------------------- -----------------------------
                                     2011         2010         2011          2010           2011          2010
                               ------------- ------------ ------------ ------------- -------------- ----------------
Units beginning of year         9,061,763    6,896,039    2,673,648     1,763,519            901            999
Units issued and transferred
  from other funding options    4,107,609    2,959,924    2,372,998     1,259,195             --             --
Units redeemed and transferred
  to other funding options     (1,391,990)    (794,200)    (556,176)     (349,066)          (132)           (98)
                               ------------- ------------ ------------ ------------- -------------- ----------------
Units end of year              11,777,382    9,061,763    4,490,470     2,673,648            769            901
                               ============= ============ ============ ============= ============== ================

                               LMPVET CLEARBRIDGE VARIABLE    LMPVET CLEARBRIDGE VARIABLE    LMPVET CLEARBRIDGE VARIABLE
                                 FUNDAMENTAL ALL CAP VALUE               LARGE CAP GROWTH                LARGE CAP VALUE
                                               SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                               ------------------------------ ------------------------------ ------------------------------
                                    2011              2010        2011               2010           2011            2010
                               ------------ ----------------- ----------- ------------------ -------------- ---------------
Units beginning of year        3,100,875         2,989,079     459,350            557,417        194,899         196,692
Units issued and transferred
  from other funding options     664,276           524,162      39,883             46,697        149,986          29,654
Units redeemed and transferred
  to other funding options      (552,005)         (412,366)   (136,193)          (144,764)       (79,550)        (31,447)
                               ------------ ----------------- ----------- ------------------ -------------- ---------------
Units end of year              3,213,146         3,100,875     363,040            459,350        265,335         194,899
                               ============ ================= =========== ================== ============== ===============

                                        LMPVET VARIABLE    LMPVET VARIABLE LIFESTYLE    LMPVIT WESTERN ASSET VARIABLE
                               LIFESTYLE ALLOCATION 70%               ALLOCATION 85%           GLOBAL HIGH YIELD BOND
                                            SUB-ACCOUNT                  SUB-ACCOUNT                      SUB-ACCOUNT
                               --------------------------- ---------------------------- --------------------------------
                                      2011         2010         2011            2010         2011                2010
                               -------------- ------------ ------------ --------------- ------------ -------------------
Units beginning of year            236,121      271,548    4,289,092       3,756,486    3,170,899           2,845,850
Units issued and transferred
  from other funding options        23,150       11,385    1,172,315         981,734    1,165,713           1,008,282
Units redeemed and transferred
  to other funding options         (39,688)     (46,812)    (728,953)       (449,128)    (741,795)           (683,233)
                               -------------- ------------ ------------ --------------- ------------ -------------------
Units end of year                  219,583      236,121    4,732,454       4,289,092    3,594,817           3,170,899
                               ============== ============ ============ =============== ============ ===================

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.

                                     INVESCO V.I. VAN KAMPEN     INVESCO V.I. VAN KAMPEN
INVESCO V.I. INTERNATIONAL GROWTH             CAPITAL GROWTH           EQUITY AND INCOME
                      SUB-ACCOUNT                SUB-ACCOUNT                 SUB-ACCOUNT
------------------------------------ -------------------------- ---------------------------
     2011                    2010      2011             2010          2011          2010
------------ ----------------------- --------- ---------------- ------------- -------------
4,327,573               2,818,925    25,363           26,829    22,199,448    17,747,381
2,701,345               1,870,709        --           32,291     9,005,018     6,790,513
 (547,850)               (362,061)   (6,489)         (33,757)   (3,834,330)   (2,338,446)
------------ ----------------------- --------- ---------------- ------------- -------------
6,481,068               4,327,573    18,874           25,363    27,370,136    22,199,448
============ ======================= ========= ================ ============= =============

        LMPVET CLEARBRIDGE        LMPVET CLEARBRIDGE                LMPVET CLEARBRIDGE
VARIABLE AGGRESSIVE GROWTH     VARIABLE APPRECIATION    VARIABLE EQUITY INCOME BUILDER
               SUB-ACCOUNT               SUB-ACCOUNT                       SUB-ACCOUNT
----------------------------- ------------------------- ---------------------------------
      2011            2010         2011         2010          2011                2010
------------- --------------- ------------ ------------ ------------- -------------------
11,742,972      11,503,827    5,515,253    4,134,838     6,778,039           6,144,958
 2,843,299       2,318,559    2,453,739    1,932,621     2,730,896           1,589,873
(2,730,657)     (2,079,414)    (947,455)    (552,206)   (1,495,480)           (956,792)
------------- --------------- ------------ ------------ ------------- -------------------
11,855,614      11,742,972    7,021,537    5,515,253     8,013,455           6,778,039
============= =============== ============ ============ ============= ===================

LMPVET CLEARBRIDGE VARIABLE    LMPVET INVESTMENT COUNSEL             LMPVET VARIABLE
           SMALL CAP GROWTH    VARIABLE SOCIAL AWARENESS    LIFESTYLE ALLOCATION 50%
                SUB-ACCOUNT                  SUB-ACCOUNT                 SUB-ACCOUNT
------------------------------ ---------------------------- ---------------------------
     2011              2010           2011          2010         2011           2010
------------ ----------------- -------------- ------------- ------------ --------------
2,149,625         1,757,714         17,424        19,412      769,522        487,451
1,125,372           888,650          1,964         3,746      885,922        386,123
 (588,042)         (496,739)        (2,011)       (5,734)    (240,462)      (104,052)
------------ ----------------- -------------- ------------- ------------ --------------
2,686,955         2,149,625         17,377        17,424    1,414,982        769,522
============ ================= ============== ============= ============ ==============

MFS VIT INVESTORS TRUST    MFS VIT NEW DISCOVERY         MFS VIT RESEARCH
            SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-------------------------- ------------------------ -------------- ---------
       2011        2010           2011      2010           2011      2010
-------------- ----------- -------------- --------- -------------- ---------
      8,683      11,563          4,951     6,461         21,202    23,944
         --          --             --        --             --        --
     (1,633)     (2,880)           (12)   (1,510)       (12,527)   (2,742)
-------------- ----------- -------------- --------- -------------- ---------
      7,050       8,683          4,939     4,951          8,675    21,202
============== =========== ============== ========= ============== =========

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                            MIST
                               ALLIANCEBERNSTEIN
                                  GLOBAL DYNAMIC           MIST AMERICAN FUNDS
                                      ALLOCATION           BALANCED ALLOCATION    MIST AMERICAN FUNDS BOND
                                     SUB-ACCOUNT                   SUB-ACCOUNT                 SUB-ACCOUNT
                               -------------------- ----------------------------- ---------------------------
                                         2011 (b)          2011           2010          2011          2010
                               -------------------- -------------- -------------- ------------- -------------
Units beginning of year                       --    251,644,506    147,529,141    26,655,400    14,305,838
Units issued and transferred
  from other funding options         171,624,926     89,766,437    124,042,699    15,422,410    16,482,411
Units redeemed and transferred
  to other funding options            (3,190,245)   (34,443,209)   (19,927,334)   (9,549,238)   (4,132,849)
                               -------------------- -------------- -------------- ------------- -------------
Units end of year                    168,434,681    306,967,734    251,644,506    32,528,572    26,655,400
                               ==================== ============== ============== ============= =============

                                                                    MIST               MIST
                                                              AQR GLOBAL          BLACKROCK
                                      MIST AMERICAN FUNDS           RISK    GLOBAL TACTICAL              MIST BLACKROCK
                                      MODERATE ALLOCATION       BALANCED         STRATEGIES                  HIGH YIELD
                                              SUB-ACCOUNT    SUB-ACCOUNT        SUB-ACCOUNT                 SUB-ACCOUNT
                               ----------------------------- -------------- ------------------ ---------------------------
                                      2011           2010        2011 (b)           2011 (b)         2011          2010
                               -------------- -------------- -------------- ------------------ ------------- -------------
Units beginning of year        143,876,667     89,994,728             --                 --     9,034,810     5,656,394
Units issued and transferred
  from other funding options    47,194,350     65,794,039    182,389,813        303,340,901     9,640,893     8,972,443
Units redeemed and transferred
  to other funding options     (22,088,619)   (11,912,100)    (3,351,421)        (6,151,186)   (7,784,087)   (5,594,027)
                               -------------- -------------- -------------- ------------------ ------------- -------------
Units end of year              168,982,398    143,876,667    179,038,392        297,189,715    10,891,616     9,034,810
                               ============== ============== ============== ================== ============= =============

                                     MIST GOLDMAN SACHS         MIST HARRIS OAKMARK                MIST INVESCO
                                          MID CAP VALUE               INTERNATIONAL            SMALL CAP GROWTH
                                            SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                               --------------------------- --------------------------- ---------------------------
                                     2011          2010          2011          2010          2011          2010
                               ------------- ------------- ------------- ------------- ------------- -------------
Units beginning of year         7,332,195     6,218,018    23,589,953    18,176,767    11,943,258    11,180,366
Units issued and transferred
  from other funding options    4,171,038     2,318,620    11,194,299     9,297,531     5,675,067     3,041,631
Units redeemed and transferred
  to other funding options     (2,239,962)   (1,204,443)   (6,751,214)   (3,884,345)   (3,675,545)   (2,278,739)
                               ------------- ------------- ------------- ------------- ------------- -------------
Units end of year               9,263,271     7,332,195    28,033,038    23,589,953    13,942,780    11,943,258
                               ============= ============= ============= ============= ============= =============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.

       MIST AMERICAN FUNDS                                       MIST AMERICAN FUNDS
         GROWTH ALLOCATION    MIST AMERICAN FUNDS GROWTH               INTERNATIONAL
               SUB-ACCOUNT                   SUB-ACCOUNT                 SUB-ACCOUNT
----------------------------- ----------------------------- ---------------------------
       2011           2010           2011           2010          2011          2010
-------------- -------------- -------------- -------------- ------------- -------------
155,386,301    139,002,030     52,406,611     30,278,080    33,804,542    19,914,429
 31,607,811     40,270,626     26,126,126     29,340,669    15,378,100    18,617,289
(27,769,997)   (23,886,355)   (14,276,139)    (7,212,138)   (9,827,257)   (4,727,176)
-------------- -------------- -------------- -------------- ------------- -------------
159,224,115    155,386,301     64,256,598     52,406,611    39,355,385    33,804,542
============== ============== ============== ============== ============= =============

        MIST BLACKROCK                MIST CLARION
        LARGE CAP CORE          GLOBAL REAL ESTATE    MIST DREMAN SMALL CAP VALUE
           SUB-ACCOUNT                 SUB-ACCOUNT                    SUB-ACCOUNT
------------------------- --------------------------- ------------------------------
     2011         2010          2011          2010         2011              2010
------------ ------------ ------------- ------------- ------------ -----------------
1,044,239      613,169     9,934,760     7,999,282    1,677,961         1,579,618
  690,281      598,887     3,957,434     3,600,130      380,391           478,958
 (319,799)    (167,817)   (2,587,328)   (1,664,652)    (407,528)         (380,615)
------------ ------------ ------------- ------------- ------------ -----------------
1,414,721    1,044,239    11,304,866     9,934,760    1,650,824         1,677,961
============ ============ ============= ============= ============ =================

                                                      MIST LEGG MASON CLEARBRIDGE
      MIST JANUS FORTY         MIST LAZARD MID CAP              AGGRESSIVE GROWTH
           SUB-ACCOUNT                 SUB-ACCOUNT                    SUB-ACCOUNT
------------------------- --------------------------- ------------------------------
       2011       2010          2011          2010          2011             2010
-------------- ---------- ------------- ------------- ------------- ----------------
    397,905    192,470     8,873,534     8,013,598    13,863,499       12,110,468
    307,018    273,072     2,534,397     2,475,756    29,743,803        4,529,477
   (161,339)   (67,637)   (2,176,362)   (1,615,820)   (7,842,806)      (2,776,446)
-------------- ---------- ------------- ------------- ------------- ----------------
    543,584    397,905     9,231,569     8,873,534    35,764,496       13,863,499
============== ========== ============= ============= ============= ================

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                     MIST LOOMIS SAYLES            MIST LORD ABBETT           MIST LORD ABBETT
                                         GLOBAL MARKETS              BOND DEBENTURE              MID CAP VALUE
                                            SUB-ACCOUNT                 SUB-ACCOUNT                SUB-ACCOUNT
                               --------------------------- --------------------------- --------------------------
                                     2011          2010          2011          2010          2011         2010
                               ------------- ------------- ------------- ------------- ------------- ------------
Units beginning of year        10,620,691     7,198,911    11,708,304    11,953,991     4,351,943    3,034,782
Units issued and transferred
  from other funding options    6,932,197     5,309,769     2,202,739     2,137,545     2,425,601    2,103,106
Units redeemed and transferred
  to other funding options     (4,390,932)   (1,887,989)   (3,062,967)   (2,383,232)   (1,410,682)    (785,945)
                               ------------- ------------- ------------- ------------- ------------- ------------
Units end of year              13,161,956    10,620,691    10,848,076    11,708,304     5,366,862    4,351,943
                               ============= ============= ============= ============= ============= ============

                               MIST MET/FRANKLIN TEMPLETON                                      MIST MET/TEMPLETON
                                         FOUNDING STRATEGY    MIST MET/TEMPLETON GROWTH         INTERNATIONAL BOND
                                               SUB-ACCOUNT                  SUB-ACCOUNT                SUB-ACCOUNT
                               ------------------------------ ---------------------------- --------------------------
                                      2011            2010         2011         2010 (c)         2011         2010
                               -------------- --------------- ------------ --------------- ------------- ------------
Units beginning of year         59,315,796      49,352,169      614,557              --     2,982,596      775,327
Units issued and transferred
  from other funding options    16,803,358      19,542,207    4,751,657         665,172     2,461,365    2,588,044
Units redeemed and transferred
  to other funding options     (12,494,356)     (9,578,580)    (678,787)        (50,615)   (1,167,888)    (380,775)
                               -------------- --------------- ------------ --------------- ------------- ------------
Units end of year               63,624,798      59,315,796    4,687,427         614,557     4,276,073    2,982,596
                               ============== =============== ============ =============== ============= ============

                                             MIST METLIFE                  MIST METLIFE                  MIST METLIFE
                                       DEFENSIVE STRATEGY               GROWTH STRATEGY             MODERATE STRATEGY
                                              SUB-ACCOUNT                   SUB-ACCOUNT                   SUB-ACCOUNT
                               ----------------------------- ----------------------------- -----------------------------
                                      2011           2010           2011           2010           2011           2010
                               -------------- -------------- -------------- -------------- -------------- --------------
Units beginning of year        167,912,074    134,240,318    473,161,406    490,302,032    257,780,425    201,975,022
Units issued and transferred
  from other funding options    76,067,194     70,407,244     45,446,076     37,570,947     71,989,252     86,984,304
Units redeemed and transferred
  to other funding options     (57,716,756)   (36,735,488)   (71,630,288)   (54,711,573)   (48,392,030)   (31,178,901)
                               -------------- -------------- -------------- -------------- -------------- --------------
Units end of year              186,262,512    167,912,074    446,977,194    473,161,406    281,377,647    257,780,425
                               ============== ============== ============== ============== ============== ==============

                                       MIST OPPENHEIMER                   MIST PIMCO
                                   CAPITAL APPRECIATION     INFLATION PROTECTED BOND       MIST PIMCO TOTAL RETURN
                                            SUB-ACCOUNT                  SUB-ACCOUNT                   SUB-ACCOUNT
                               --------------------------- ---------------------------- -----------------------------
                                     2011          2010           2011          2010           2011           2010
                               ------------- ------------- -------------- ------------- -------------- --------------
Units beginning of year        23,613,830    26,093,951     52,467,468    37,506,865    111,149,390     71,654,403
Units issued and transferred
  from other funding options    1,003,067     1,245,884     29,465,582    23,935,539     57,388,417     60,350,932
Units redeemed and transferred
  to other funding options     (3,844,169)   (3,726,005)   (18,845,173)   (8,974,936)   (36,225,860)   (20,855,945)
                               ------------- ------------- -------------- ------------- -------------- --------------
Units end of year              20,772,728    23,613,830     63,087,877    52,467,468    132,311,947    111,149,390
                               ============= ============= ============== ============= ============== ==============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.

                                MIST MET/
                             FRANKLIN LOW                        MIST
   MIST MET/EATON VANCE    DURATION TOTAL                MET/FRANKLIN
          FLOATING RATE            RETURN               MUTUAL SHARES
            SUB-ACCOUNT       SUB-ACCOUNT                 SUB-ACCOUNT
-------------------------- ----------------- ---------------------------
      2011      2010 (c)          2011 (b)         2011          2010
------------- ------------ ----------------- ------------- -------------
 1,600,145           --                --    13,681,991     7,713,701
 4,622,127    1,761,955         3,514,127     7,434,827     7,738,231
(1,959,096)    (161,810)         (678,613)   (3,486,287)   (1,769,941)
------------- ------------ ----------------- ------------- -------------
 4,263,176    1,600,145         2,835,514    17,630,531    13,681,991
============= ============ ================= ============= =============

                                     MIST METLIFE
MIST METLIFE AGGRESSIVE STRATEGY    BALANCED PLUS    MIST METLIFE BALANCED STRATEGY
                     SUB-ACCOUNT      SUB-ACCOUNT                       SUB-ACCOUNT
----------------------------------- ---------------- ---------------------------------
      2011                  2010          2011 (b)          2011               2010
------------- --------------------- ---------------- -------------- ------------------
45,689,702            41,343,573               --    546,381,907        458,932,798
12,995,065            12,038,416      262,253,386    131,695,393        141,354,473
(9,294,378)           (7,692,287)      (5,177,364)   (85,252,697)       (53,905,364)
------------- --------------------- ---------------- -------------- ------------------
49,390,389            45,689,702      257,076,022    592,824,603        546,381,907
============= ===================== ================ ============== ==================

                MIST MFS                    MIST MFS         MIST MORGAN STANLEY
 EMERGING MARKETS EQUITY      RESEARCH INTERNATIONAL              MID CAP GROWTH
             SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
--------------------------- --------------------------- ---------------------------
      2011          2010          2011          2010          2011          2010
------------- ------------- ------------- ------------- ------------- -------------
29,287,659    18,534,256    22,399,698    21,694,779     6,606,286     5,166,934
16,833,846    15,900,566     4,990,746     4,866,440     3,983,667     2,834,922
(9,116,951)   (5,147,163)   (4,549,426)   (4,161,521)   (1,854,448)   (1,395,570)
------------- ------------- ------------- ------------- ------------- -------------
37,004,554    29,287,659    22,841,018    22,399,698     8,735,505     6,606,286
============= ============= ============= ============= ============= =============

                                                            MIST PYRAMIS
                                                              GOVERNMENT
      MIST PIONEER FUND    MIST PIONEER STRATEGIC INCOME          INCOME
            SUB-ACCOUNT                      SUB-ACCOUNT     SUB-ACCOUNT
-------------------------- -------------------------------- ---------------
      2011         2010          2011               2010         2011 (b)
------------- ------------ ------------- ------------------ ---------------
 5,977,317    3,239,380    17,115,149         10,957,582              --
 4,740,977    3,338,408    11,816,114          8,203,544      50,016,569
(1,237,892)    (600,471)   (4,487,101)        (2,045,977)     (4,398,550)
------------- ------------ ------------- ------------------ ---------------
 9,480,402    5,977,317    24,444,162         17,115,149      45,618,019
============= ============ ============= ================== ===============

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                                                                            MIST SSGA
                               MIST RAINIER LARGE CAP EQUITY         MIST RCM TECHNOLOGY        GROWTH AND INCOME ETF
                                                 SUB-ACCOUNT                 SUB-ACCOUNT                  SUB-ACCOUNT
                               -------------------------------- --------------------------- ----------------------------
                                     2011               2010          2011          2010           2011          2010
                               ------------- ------------------ ------------- ------------- -------------- -------------
Units beginning of year         5,826,308          4,962,869    16,174,286    13,832,826     85,827,962    29,942,630
Units issued and transferred
  from other funding options    4,146,884          2,614,493     8,188,940     7,800,959     55,359,660    60,995,275
Units redeemed and transferred
  to other funding options     (2,197,131)        (1,751,054)   (7,137,068)   (5,459,499)   (20,889,645)   (5,109,943)
                               ------------- ------------------ ------------- ------------- -------------- -------------
Units end of year               7,776,061          5,826,308    17,226,158    16,174,286    120,297,977    85,827,962
                               ============= ================== ============= ============= ============== =============

                                      MIST THIRD AVENUE
                                        SMALL CAP VALUE    MIST TURNER MID CAP GROWTH    MIST VAN KAMPEN COMSTOCK
                                            SUB-ACCOUNT                   SUB-ACCOUNT                 SUB-ACCOUNT
                               --------------------------- ----------------------------- ---------------------------
                                     2011          2010          2011            2010          2011          2010
                               ------------- ------------- ------------- --------------- ------------- -------------
Units beginning of year        18,793,984    17,777,766     5,858,465       4,875,425    21,172,822    16,791,760
Units issued and transferred
  from other funding options    4,171,269     4,136,137     2,711,061       2,523,823     9,018,946     7,045,507
Units redeemed and transferred
  to other funding options     (4,353,554)   (3,119,919)   (2,154,391)     (1,540,783)   (5,053,971)   (2,664,445)
                               ------------- ------------- ------------- --------------- ------------- -------------
Units end of year              18,611,699    18,793,984     6,415,135       5,858,465    25,137,797    21,172,822
                               ============= ============= ============= =============== ============= =============

                                                                MSF BLACKROCK LEGACY
                               MSF BLACKROCK LARGE CAP VALUE        LARGE CAP GROWTH    MSF BLACKROCK MONEY MARKET
                                                 SUB-ACCOUNT             SUB-ACCOUNT                   SUB-ACCOUNT
                               -------------------------------- ----------------------- -----------------------------
                                      2011              2010        2011        2010           2011           2010
                               -------------- ----------------- ----------- ----------- -------------- --------------
Units beginning of year            253,453           264,703     601,185     612,808     51,015,018     54,211,009
Units issued and transferred
  from other funding options        92,234            48,171     499,439     130,372     82,525,547     56,918,244
Units redeemed and transferred
  to other funding options         (93,193)          (59,421)   (286,424)   (141,995)   (74,473,263)   (60,114,235)
                               -------------- ----------------- ----------- ----------- -------------- --------------
Units end of year                  252,494           253,453     814,200     601,185     59,067,302     51,015,018
                               ============== ================= =========== =========== ============== ==============

                                    MSF LOOMIS SAYLES             MSF MET/ARTISAN            MSF MET/DIMENSIONAL
                                       SMALL CAP CORE               MID CAP VALUE    INTERNATIONAL SMALL COMPANY
                                          SUB-ACCOUNT                 SUB-ACCOUNT                    SUB-ACCOUNT
                               ------------------------- --------------------------- ------------------------------
                                      2011       2010          2011          2010         2011              2010
                               -------------- ---------- ------------- ------------- ------------ -----------------
Units beginning of year            214,307     73,444    15,163,945    15,659,935    2,082,274         1,225,665
Units issued and transferred
  from other funding options       183,188    177,229     2,591,966     2,242,180    2,109,614         1,504,214
Units redeemed and transferred
  to other funding options         (87,121)   (36,366)   (3,156,676)   (2,738,170)    (855,283)         (647,605)
                               -------------- ---------- ------------- ------------- ------------ -----------------
Units end of year                  310,374    214,307    14,599,235    15,163,945    3,336,605         2,082,274
                               ============== ========== ============= ============= ============ =================

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.

                                  MIST T. ROWE PRICE           MIST T. ROWE PRICE
    MIST SSGA GROWTH ETF             LARGE CAP VALUE               MID CAP GROWTH
             SUB-ACCOUNT                 SUB-ACCOUNT                  SUB-ACCOUNT
--------------------------- --------------------------- ----------------------------
      2011          2010          2011          2010           2011          2010
------------- ------------- ------------- ------------- -------------- -------------
29,136,066    16,443,398    14,212,118    14,942,501     40,356,445    31,597,201
17,254,725    17,578,371     1,831,906     1,536,657     16,646,841    15,342,005
(8,406,338)   (4,885,703)   (2,597,521)   (2,267,040)   (12,913,775)   (6,582,761)
------------- ------------- ------------- ------------- -------------- -------------
37,984,453    29,136,066    13,446,503    14,212,118     44,089,511    40,356,445
============= ============= ============= ============= ============== =============

                                                 MSF BARCLAYS
MSF ARTIO INTERNATIONAL STOCK    CAPITAL AGGREGATE BOND INDEX    MSF BLACKROCK BOND INCOME
                  SUB-ACCOUNT                     SUB-ACCOUNT                  SUB-ACCOUNT
-------------------------------- ------------------------------- ----------------------------
       2011              2010          2011              2010        2011             2010
-------------- ----------------- ------------- ----------------- ----------- ----------------
    318,412           337,655     5,646,137         2,010,364     952,834          911,026
     38,304            65,262     4,860,368         4,667,969     266,299          285,215
    (74,688)          (84,505)   (2,423,139)       (1,032,196)   (266,058)        (243,407)
-------------- ----------------- ------------- ----------------- ----------- ----------------
    282,028           318,412     8,083,366         5,646,137     953,075          952,834
============== ================= ============= ================= =========== ================

 MSF DAVIS VENTURE VALUE      MSF FI VALUE LEADERS         MSF JENNISON GROWTH
             SUB-ACCOUNT               SUB-ACCOUNT                 SUB-ACCOUNT
--------------------------- ------------------------- ---------------------------
      2011          2010           2011       2010          2011          2010
------------- ------------- -------------- ---------- ------------- -------------
46,415,423    41,123,511        305,583    265,682    20,230,170    17,375,446
11,133,438    11,167,451         68,199     99,348     6,830,564     6,571,017
(9,180,676)   (5,875,539)       (84,228)   (59,447)   (6,183,513)   (3,716,293)
------------- ------------- -------------- ---------- ------------- -------------
48,368,185    46,415,423        289,554    305,583    20,877,221    20,230,170
============= ============= ============== ========== ============= =============

MSF METLIFE CONSERVATIVE    MSF METLIFE CONSERVATIVE TO                MSF METLIFE
              ALLOCATION            MODERATE ALLOCATION        MID CAP STOCK INDEX
             SUB-ACCOUNT                    SUB-ACCOUNT                SUB-ACCOUNT
--------------------------- ------------------------------ --------------------------
      2011          2010        2011               2010          2011         2010
------------- ------------- ----------- ------------------ ------------- ------------
   830,223       967,744     782,775            836,071     3,443,301    1,692,693
   121,935       250,831      51,439            117,347     2,827,133    2,366,351
  (101,388)     (388,352)   (225,831)          (170,643)   (1,561,443)    (615,743)
------------- ------------- ----------- ------------------ ------------- ------------
   850,770       830,223     608,383            782,775     4,708,991    3,443,301
============= ============= =========== ================== ============= ============

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                          MSF METLIFE                          MSF METLIFE
                                  MODERATE ALLOCATION    MODERATE TO AGGRESSIVE ALLOCATION     MSF METLIFE STOCK INDEX
                                          SUB-ACCOUNT                          SUB-ACCOUNT                 SUB-ACCOUNT
                               ------------------------- ----------------------------------- ---------------------------
                                    2011         2010         2011                   2010          2011          2010
                               ------------ ------------ ------------ ---------------------- ------------- -------------
Units beginning of year        4,192,524    4,293,013    5,194,016              5,328,120    23,801,960    21,150,594
Units issued and transferred
  from other funding options     200,071      262,765      231,797                257,429     9,003,675     9,022,338
Units redeemed and transferred
  to other funding options      (461,682)    (363,254)    (793,634)              (391,533)   (7,457,721)   (6,370,972)
                               ------------ ------------ ------------ ---------------------- ------------- -------------
Units end of year              3,930,913    4,192,524    4,632,179              5,194,016    25,347,914    23,801,960
                               ============ ============ ============ ====================== ============= =============

                                                                MSF NEUBERGER BERMAN
                               MSF NEUBERGER BERMAN GENESIS            MID CAP VALUE    MSF OPPENHEIMER GLOBAL EQUITY
                                                SUB-ACCOUNT              SUB-ACCOUNT                      SUB-ACCOUNT
                               ------------------------------- ------------------------ --------------------------------
                                   2011                2010           2011      2010       2011                  2010
                               ----------- ------------------- -------------- --------- ---------- ---------------------
Units beginning of year         578,563             605,787         82,451    11,335    608,969               672,213
Units issued and transferred
  from other funding options    203,416              96,136        132,421    76,055     48,407                41,665
Units redeemed and transferred
  to other funding options     (134,168)           (123,360)       (38,744)   (4,939)   (97,845)             (104,909)
                               ----------- ------------------- -------------- --------- ---------- ---------------------
Units end of year               647,811             578,563        176,128    82,451    559,531               608,969
                               =========== =================== ============== ========= ========== =====================

                                            MSF VAN ECK    MSF WESTERN ASSET MANAGEMENT
                               GLOBAL NATURAL RESOURCES                 U.S. GOVERNMENT    NEUBERGER BERMAN GENESIS
                                            SUB-ACCOUNT                     SUB-ACCOUNT                 SUB-ACCOUNT
                               --------------------------- ------------------------------- -------------- ------------
                                     2011          2010          2011              2010           2011         2010
                               ------------- ------------- ------------- ----------------- -------------- ------------
Units beginning of year         3,967,225     1,195,095    12,558,586         8,573,371            571          697
Units issued and transferred
  from other funding options    4,742,770     3,313,910     8,649,000         7,037,310              1           --
Units redeemed and transferred
  to other funding options     (1,799,312)     (541,780)   (5,169,345)       (3,052,095)           (98)        (126)
                               ------------- ------------- ------------- ----------------- -------------- ------------
Units end of year               6,910,683     3,967,225    16,038,241        12,558,586            474          571
                               ============= ============= ============= ================= ============== ============

                               OPPENHEIMER VA MAIN STREET    OPPENHEIMER VA MONEY PIONEER VCT CULLEN VALUE
                                              SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
                               ----------------------------- -------------------- ---------------------------
                                      2011           2010           2011     2010        2011         2010
                               -------------- -------------- ----------- -------- -------------- ------------
Units beginning of year             24,227         28,105         20,177   20,177     243,744      223,412
Units issued and transferred
  from other funding options            --             --             --       --      33,606       44,706
Units redeemed and transferred
  to other funding options          (2,118)        (3,878)            --       --     (38,941)     (24,374)
                               -------------- -------------- ----------- -------- -------------- ------------
Units end of year                   22,109         24,227         20,177   20,177     238,409      243,744
                               ============== ============== =========== ======== ============== ============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.

                                                        MSF MORGAN STANLEY
 MSF MFS TOTAL RETURN             MSF MFS VALUE                 EAFE INDEX
          SUB-ACCOUNT               SUB-ACCOUNT                SUB-ACCOUNT
------------------------ ------------------------- --------------------------
    2011         2010         2011         2010          2011         2010
----------- ------------ ------------ ------------ ------------- ------------
 929,202    1,006,138    3,234,649    2,664,361     4,636,491    2,230,107
  94,193      126,620      610,358    1,034,132     2,965,365    3,151,237
(197,183)    (203,556)    (699,601)    (463,844)   (1,210,886)    (744,853)
----------- ------------ ------------ ------------ ------------- ------------
 826,212      929,202    3,145,406    3,234,649     6,390,970    4,636,491
=========== ============ ============ ============ ============= ============

                                MSF T. ROWE PRICE       MSF T. ROWE PRICE
 MSF RUSSELL 2000 INDEX          LARGE CAP GROWTH        SMALL CAP GROWTH
            SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT
-------------------------- -------------- ---------- -----------------------
      2011         2010           2011       2010        2011        2010
------------- ------------ -------------- ---------- ----------- -----------
 2,703,578    1,108,328         40,496     39,614     465,332     481,022
 2,808,291    2,273,866         18,754     18,052      84,456      99,207
(1,585,646)    (678,616)       (14,441)   (17,170)   (132,407)   (114,897)
------------- ------------ -------------- ---------- ----------- -----------
 3,926,223    2,703,578         44,809     40,496     417,381     465,332
============= ============ ============== ========== =========== ===========

                                     OPPENHEIMER VA                  OPPENHEIMER VA
OPPENHEIMER VA CORE BOND    GLOBAL STRATEGIC INCOME    MAIN STREET SMALL- & MID-CAP
             SUB-ACCOUNT                SUB-ACCOUNT                     SUB-ACCOUNT
--------------------------- -------------------------- -------------------------------
       2011         2010           2011        2010         2011               2010
-------------- ------------ ----------- -------------- ------------ ------------------
      1,952       12,533            443       1,786    4,127,208          3,126,840
         --           --             --          --    1,467,581          1,486,005
        (74)     (10,581)            --      (1,343)    (630,325)          (485,637)
-------------- ------------ ----------- -------------- ------------ ------------------
      1,878        1,952            443         443    4,964,464          4,127,208
============== ============ =========== ============== ============ ==================

                                                                            PIONEER VCT
PIONEER VCT EMERGING MARKETS    PIONEER VCT EQUITY INCOME    IBBOTSON GROWTH ALLOCATION
                 SUB-ACCOUNT                  SUB-ACCOUNT                   SUB-ACCOUNT
------------------------------- ---------------------------- -----------------------------
       2011             2010           2011          2010         2011             2010
-------------- ---------------- -------------- ------------- ------------ ----------------
     62,764           60,035         18,868        20,833    1,275,136        1,257,274
     22,207           19,312          4,400         3,801       60,318          115,549
    (36,544)         (16,583)        (5,406)       (5,766)    (109,882)         (97,687)
-------------- ---------------- -------------- ------------- ------------ ----------------
     48,427           62,764         17,862        18,868    1,225,572        1,275,136
============== ================ ============== ============= ============ ================

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                 PIONEER VCT IBBOTSON
                                  MODERATE ALLOCATION    PIONEER VCT MID CAP VALUE    PIONEER VCT REAL ESTATE SHARES
                                          SUB-ACCOUNT                  SUB-ACCOUNT                       SUB-ACCOUNT
                               ------------------------- ---------------------------- ---------------------------------
                                    2011         2010         2011            2010           2011               2010
                               ------------ ------------ ------------ --------------- -------------- ------------------
Units beginning of year        1,833,743    1,818,031    1,493,349       1,309,529         12,983             16,034
Units issued and transferred
  from other funding options      83,107      101,045      478,874         378,519          5,796              1,992
Units redeemed and transferred
  to other funding options      (121,840)     (85,333)    (283,392)       (194,699)        (5,811)            (5,043)
                               ------------ ------------ ------------ --------------- -------------- ------------------
Units end of year              1,795,010    1,833,743    1,688,831       1,493,349         12,968             12,983
                               ============ ============ ============ =============== ============== ==================

                                 UIF U.S. REAL ESTATE
                                          SUB-ACCOUNT
                               -------------------------
                                    2011         2010
                               ------------ ------------
Units beginning of year        2,327,750    2,542,094
Units issued and transferred
  from other funding options     586,753      385,013
Units redeemed and transferred
  to other funding options      (547,306)    (599,357)
                               ------------ ------------
Units end of year              2,367,197    2,327,750
                               ============ ============

(a) For the period March 15, 2010 to December 31, 2010.

(b) For the period May 2, 2011 to December 31, 2011.

(c) For the period May 3, 2010 to December 31, 2010.

T. ROWE PRICE GROWTH STOCK    T. ROWE PRICE INTERNATIONAL STOCK    T. ROWE PRICE PRIME RESERVE
               SUB-ACCOUNT                          SUB-ACCOUNT                    SUB-ACCOUNT
----------------------------- ------------------------------------ ------------------------------
       2011           2010           2011                  2010           2011            2010
-------------- -------------- -------------- --------------------- -------------- ---------------
     85,875         97,059         68,117                72,797         70,013          76,856
      4,548          4,878          4,975                 3,959         20,863          15,515
    (17,022)       (16,062)       (13,755)               (8,639)       (36,492)        (22,358)
-------------- -------------- -------------- --------------------- -------------- ---------------
     73,401         85,875         59,337                68,117         54,384          70,013
============== ============== ============== ===================== ============== ===============

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund, for the respective stated periods in the five years ended December 31, 2011:

                                            AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                  --------------------------------------- ---------------------------------------------
                                                                                         EXPENSE(2)         TOTAL(3)
                                                   UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                    LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                      UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  --------- ----------------- ----------- ------------- ----------- -------------------
Alger Small Cap Growth       2011 5,212,661       9.82 - 9.98  51,540,007            -- 1.25 - 1.40   (4.52) - (4.38)
  Sub-Account                2010 5,634,931     10.28 - 10.44  58,325,342            -- 1.25 - 1.40    23.54 - 23.73
                             2009 6,156,883       8.32 - 8.44  51,552,207            -- 1.25 - 1.40    43.49 - 43.70
                             2008 6,485,576       5.80 - 5.87  37,826,339            -- 1.25 - 1.40 (47.35) - (47.27)
                             2007 7,147,895     11.01 - 11.13  79,134,670            -- 1.25 - 1.40    15.60 - 15.78
American Funds Bond          2011 6,703,194     16.06 - 18.46 116,697,267          3.37 0.95 - 1.90      4.11 - 5.11
  Sub-Account                2010 5,183,483     15.43 - 17.57  86,203,052          3.44 0.95 - 1.90      4.44 - 5.44
  (Commenced 6/1/2007)       2009 3,608,245     14.77 - 16.66  57,212,613          3.86 0.95 - 1.90    10.49 - 11.54
                             2008 1,887,421     13.37 - 14.94  27,017,111          9.06 0.95 - 1.90 (11.06) - (10.21)
                             2007   413,860     15.27 - 16.64   6,639,941          8.01 0.95 - 1.75      0.28 - 2.19
American Funds Global        2011 8,205,329     21.69 - 26.44 200,460,185          1.37 0.95 - 2.30  (10.95) - (9.75)
  Growth Sub-Account         2010 7,470,107     24.36 - 29.30 202,441,649          1.56 0.95 - 2.30     9.21 - 10.69
                             2009 6,579,263     22.30 - 26.47 161,438,857          1.51 0.95 - 2.30    39.07 - 40.96
                             2008 5,818,048     16.04 - 18.78 101,450,809          2.17 0.95 - 2.30 (39.80) - (38.97)
                             2007 3,676,314     26.64 - 30.77 104,847,881          3.27 0.95 - 2.30    12.22 - 13.76
American Funds Global Small  2011 3,080,674     23.15 - 26.58  76,801,888          1.34 0.89 - 1.90 (20.66) - (19.86)
  Capitalization Sub-Account 2010 2,578,008     29.19 - 33.17  80,582,925          1.75 0.89 - 1.90    20.11 - 21.33
                             2009 2,262,060     24.30 - 27.34  58,608,602          0.31 0.89 - 1.90    58.26 - 59.86
                             2008 1,683,911     15.35 - 17.10  27,428,704            -- 0.89 - 1.90 (54.33) - (49.46)
                             2007   985,561     34.16 - 37.13  35,036,450          2.98 0.89 - 1.75    19.31 - 20.35
American Funds Growth        2011 3,976,212   115.27 - 170.85 577,437,630          0.63 0.89 - 2.30   (6.45) - (5.12)
  Sub-Account                2010 3,717,676   123.22 - 180.08 568,813,924          0.77 0.89 - 2.30    15.98 - 17.63
                             2009 3,225,880   106.24 - 153.09 419,749,811          0.71 0.89 - 2.30    36.24 - 38.18
                             2008 2,453,157    77.98 - 110.79 231,101,074          1.04 0.89 - 2.30 (45.25) - (44.47)
                             2007 1,458,315   142.42 - 199.51 245,762,919          0.98 0.89 - 2.30     9.78 - 11.35
American Funds Growth-Income 2011 2,773,925    78.78 - 116.75 272,388,909          1.60 0.89 - 2.30   (4.06) - (2.70)
  Sub-Account                2010 2,639,070    82.11 - 119.99 266,511,951          1.55 0.89 - 2.30     8.90 - 10.44
                             2009 2,398,146    75.40 - 108.65 219,689,912          1.74 0.89 - 2.30    28.26 - 30.08
                             2008 1,942,091     58.79 - 83.53 136,811,504          2.00 0.89 - 2.30 (39.27) - (38.40)
                             2007 1,369,874    96.80 - 135.60 156,224,069          1.92 0.89 - 2.30      2.64 - 4.11
DWS I International          2011 2,245,605       6.92 - 6.97  15,659,285          1.83 1.35 - 1.40 (17.83) - (17.79)
  Sub-Account                2010 2,471,385       8.43 - 8.48  20,962,763          2.18 1.35 - 1.40      0.21 - 0.26
                             2009 2,700,348       8.41 - 8.46  22,845,161          4.39 1.35 - 1.40    31.67 - 31.73
                             2008 2,819,612       6.39 - 6.42  18,108,679          1.39 1.35 - 1.40 (48.94) - (48.91)
                             2007 3,119,351     12.50 - 12.57  39,213,025          2.39 1.35 - 1.40    12.99 - 13.04

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                   --------------------------------------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                  UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                   LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                   ----------- ------------- ------------- ------------- ----------- -------------------
Federated High Income Bond    2011       3,549          8.62        30,572          8.62        1.40             3.71
  Sub-Account                 2010       3,566          8.31        29,620          7.89        1.40            13.13
                              2009       3,582          7.34        26,300          8.35        1.40            50.72
                              2008      10,612          4.87        51,695         10.07        1.40           (27.03)
                              2007      18,999          6.68       126,835          7.93        1.40             1.98
Federated Kaufman Sub-Account 2011      12,138          4.82        58,454          1.12        1.40           (14.47)
  (Commenced 3/15/2010)       2010      14,184          5.63        79,874            --        1.40            13.09
Federated Managed             2011       1,824          5.03         9,170          5.07        1.40             3.33
  Volatility Sub-Account      2010       2,848          4.87        13,858          0.22        1.40             7.87
  (Commenced 3/15/2010)
Fidelity VIP Asset Manager    2011   7,353,740 11.75 - 12.28    87,071,337          1.88 0.89 - 1.40   (3.91) - (3.42)
  Sub-Account                 2010   8,263,984 12.22 - 12.71   101,784,889          1.66 0.89 - 1.40    12.67 - 13.26
                              2009   9,345,424 10.84 - 11.23   102,112,475          2.38 0.89 - 1.40    27.32 - 27.96
                              2008  10,322,631   8.51 - 8.77    88,545,973          2.51 0.89 - 1.40 (29.71) - (29.35)
                              2007  11,728,296 12.10 - 12.42   143,069,941          6.10 0.89 - 1.40    12.69 - 14.48
Fidelity VIP Contrafund       2011  15,588,853 10.76 - 43.00   388,526,965          1.01 0.89 - 2.25   (4.80) - (3.38)
  Sub-Account                 2010  15,707,574 11.14 - 44.59   379,741,596          1.25 0.89 - 2.25    14.51 - 16.18
                              2009  15,955,996  9.59 - 38.44   313,576,644          1.44 0.89 - 2.25    32.65 - 34.50
                              2008  16,114,037  7.13 - 28.60   222,674,108          1.01 0.89 - 2.25 (43.90) - (43.03)
                              2007  16,613,759 12.51 - 50.32   377,396,997          0.95 0.89 - 2.25    14.88 - 16.54
Fidelity VIP Equity-Income    2011     460,289         11.93     5,489,918          2.37        1.40            (0.43)
  Sub-Account                 2010     530,175         11.98     6,350,751          1.75        1.40            13.56
                              2009     619,856         10.55     6,538,981          2.24        1.40            28.40
                              2008     744,861          8.22     6,119,783          2.23        1.40           (43.46)
                              2007     942,455         14.53    13,694,030          1.64        1.40             0.11
Fidelity VIP FundsManager     2011 272,464,191   9.48 - 9.54 2,591,601,265          2.00 1.90 - 2.05   (4.01) - (3.87)
  60% Sub-Account             2010 118,824,451   9.88 - 9.93 1,176,598,687          2.72 1.90 - 2.05    11.32 - 11.49
  (Commenced 10/15/2009)      2009   4,074,373   8.87 - 8.90    36,215,324          3.35 1.90 - 2.05      0.07 - 0.09
Fidelity VIP Growth           2011   9,918,387 13.22 - 13.72   131,974,709          0.36 0.89 - 1.40   (1.19) - (0.68)
  Sub-Account                 2010  10,951,340 13.38 - 13.81   147,385,504          0.28 0.89 - 1.40    22.44 - 23.08
                              2009  11,893,241 10.93 - 11.22   130,641,959          0.45 0.89 - 1.40    26.51 - 27.14
                              2008  12,838,680   8.64 - 8.83   111,413,507          0.78 0.89 - 1.40 (47.91) - (47.64)
                              2007  14,370,091 16.58 - 16.86   239,237,615          0.83 0.89 - 1.40    24.72 - 25.83
Fidelity VIP Index 500        2011   3,976,112 15.10 - 15.76    60,061,917          1.87 0.89 - 1.35      0.67 - 1.14
  Sub-Account                 2010   4,565,389 14.90 - 15.58    68,501,202          1.87 0.89 - 1.40    13.42 - 14.00
                              2009   5,300,313 13.22 - 13.67    70,079,047          2.52 0.89 - 1.35    24.91 - 25.48
                              2008   6,061,847 10.58 - 10.89    64,164,439          2.01 0.89 - 1.35 (37.85) - (37.56)
                              2007   7,211,573 17.03 - 17.44   122,812,705          3.57 0.89 - 1.35      4.02 - 4.50
Fidelity VIP Mid Cap          2011   6,289,465 35.30 - 39.95   237,701,501          0.03 0.95 - 1.90 (12.53) - (11.70)
  Sub-Account                 2010   4,364,581 40.36 - 45.24   187,246,537          0.14 0.95 - 1.90    26.16 - 27.36
                              2009   3,075,278 31.99 - 35.52   103,784,411          0.54 0.95 - 1.90    37.12 - 38.43
                              2008   1,905,032 23.33 - 25.66    46,484,098          0.26 0.95 - 1.90 (40.75) - (40.18)
                              2007     997,653 39.38 - 42.90    40,496,316          0.51 0.95 - 1.90    13.16 - 14.24

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                    --------------------------------------- ---------------------------------------------
                                                                                           EXPENSE(2)         TOTAL(3)
                                                     UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                      LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    --------- ----------------- ----------- ------------- ----------- -------------------
Fidelity VIP Money Market      2011 8,001,050      7.23 - 11.14  73,068,632          0.09 0.89 - 2.05   (1.94) - (0.77)
  Sub-Account                  2010 7,492,405      7.33 - 11.34  67,343,833          0.17 0.89 - 2.05   (1.82) - (0.65)
                               2009 6,126,543      7.41 - 11.53  50,572,988          0.71 0.89 - 2.05   (0.68) - (0.17)
                               2008 5,530,761       7.46 - 8.02  41,701,796          2.97 0.89 - 1.40      1.58 - 2.11
                               2007 5,148,515       7.35 - 7.86  38,182,657          5.08 0.89 - 1.40      3.69 - 4.22
Fidelity VIP Overseas          2011   540,072       8.06 - 9.24   4,664,192          1.35 1.15 - 1.40 (18.32) - (18.12)
  Sub-Account                  2010   593,728      9.85 - 11.30   6,266,276          1.39 1.15 - 1.40    11.54 - 11.82
                               2009   663,667      8.81 - 10.11   6,282,775          2.17 1.15 - 1.40    24.78 - 25.09
                               2008   713,199       7.04 - 8.09   5,413,449          2.46 1.15 - 1.40 (44.59) - (44.45)
                               2007   826,076     12.67 - 14.58  11,327,734          3.29 1.15 - 1.40    15.67 - 15.96
FTVIPT Franklin Income         2011 4,290,472     39.61 - 53.36 206,611,149          5.75 0.95 - 2.25      0.11 - 1.42
  Securities Sub-Account       2010 3,722,732     39.56 - 52.61 176,548,647          6.60 0.95 - 2.25    10.17 - 11.61
                               2009 3,157,996     35.91 - 47.14 134,091,525          8.01 0.95 - 2.25    32.58 - 34.31
                               2008 2,613,572     27.09 - 35.10  82,449,457          5.48 0.95 - 2.25 (31.23) - (30.32)
                               2007 1,974,360     39.38 - 50.37  88,519,218          3.16 0.95 - 2.25      1.44 - 2.77
FTVIPT Franklin Small Cap      2011 5,710,847       8.71 - 9.04  50,705,697          0.66 0.95 - 1.75   (5.43) - (4.67)
  Value Securities Sub-Account 2010 3,178,430       9.21 - 9.48  29,718,643          0.73 0.95 - 1.75    26.00 - 27.01
  (Commenced 6/1/2007)         2009 1,787,114       7.31 - 7.46  13,205,263          1.66 0.95 - 1.75    26.91 - 27.94
                               2008   856,253       5.76 - 5.83   4,965,586          1.04 0.95 - 1.75 (34.18) - (33.65)
                               2007   251,664       8.75 - 8.79   2,208,487            -- 0.95 - 1.75  (14.60) - (3.45)
FTVIPT Mutual Shares           2011 5,952,328     18.51 - 21.38 118,532,870          2.42 0.95 - 1.90   (2.90) - (1.98)
  Securities Sub-Account       2010 5,431,435     19.07 - 21.81 110,507,146          1.62 0.95 - 1.90     9.10 - 10.14
                               2009 4,784,657     17.47 - 19.80  88,554,450          2.02 0.95 - 1.90    23.67 - 24.86
                               2008 3,944,854     14.13 - 15.86  58,571,142          3.27 0.95 - 1.90 (38.30) - (37.71)
                               2007 3,006,411     22.90 - 25.46  71,392,728          1.37 0.95 - 1.90      1.52 - 2.50
FTVIPT Templeton Foreign       2011 2,720,421     11.59 - 27.19  69,009,193          1.71 1.55 - 2.30 (12.66) - (12.00)
  Securities Sub-Account       2010 2,782,005     13.20 - 30.95  79,683,759          1.88 1.55 - 2.30      5.94 - 6.74
                               2009 2,655,441     12.40 - 29.04  70,515,555          3.05 1.55 - 2.30    33.93 - 34.94
                               2008 2,485,260      9.21 - 21.55  48,551,609          2.33 1.55 - 2.30 (41.74) - (41.30)
                               2007 1,778,828     15.73 - 36.77  56,498,732          1.81 1.55 - 2.30    12.82 - 13.67
FTVIPT Templeton Global        2011 8,104,261     16.36 - 18.15 139,986,041          5.46 0.95 - 1.75   (2.58) - (1.81)
  Bond Securities Sub-Account  2010 4,997,591     16.79 - 18.48  88,294,177          1.36 0.95 - 1.75    12.46 - 13.36
  (Commenced 6/1/2007)         2009 2,853,081     14.93 - 16.31  44,636,060         14.21 0.95 - 1.75    16.62 - 17.56
                               2008 1,462,599     12.80 - 13.87  19,575,877          3.50 0.95 - 1.75      4.36 - 5.20
                               2007   318,925     12.27 - 13.18   4,080,871          0.01 0.95 - 1.75      3.66 - 9.78
Invesco V.I. Capital           2011    25,848              3.91     101,083          0.16        1.40            (9.17)
  Appreciation Sub-Account     2010    33,129              4.31     142,665          0.73        1.40            13.89
                               2009    41,631              3.78     157,420          0.62        1.40            19.39
                               2008    50,723              3.17     160,644            --        1.40           (43.30)
                               2007    77,611              5.59     433,487            --        1.40            10.45
Invesco V.I. Core Equity       2011    63,191              4.38     276,761          0.92        1.40            (1.44)
  Sub-Account                  2010    88,640              4.44     393,933          0.95        1.40             8.02
                               2009    99,143              4.11     407,845          1.76        1.40            26.51
                               2008   120,534              3.25     391,928          1.79        1.40           (31.12)
                               2007   181,999              4.72     859,118          0.99        1.40             6.61

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                  ---------------------------------------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                    UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                     LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                       UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  ---------- ----------------- ----------- ------------- ----------- -------------------
Invesco V.I. Global Real     2011  1,863,096       7.08 - 7.38  13,467,264          4.22 0.95 - 1.75   (8.34) - (7.62)
  Estate Sub-Account         2010  1,148,943       7.73 - 7.98   9,028,134          5.55 0.95 - 1.75    15.19 - 16.13
  (Commenced 6/1/2007)       2009    704,385       6.71 - 6.88   4,786,308            -- 0.95 - 1.75    28.83 - 29.86
                             2008    449,308       5.21 - 5.29   2,360,062          9.45 0.95 - 1.75 (45.68) - (45.25)
                             2007    156,912       9.58 - 9.67   1,510,684          9.59 0.95 - 1.75  (13.59) - (6.80)
Invesco V.I. International   2011  6,481,068      6.86 - 25.68 154,099,050          1.06 0.95 - 1.75   (8.60) - (7.87)
  Growth Sub-Account         2010  4,327,573      7.46 - 27.87 111,888,065          2.01 0.95 - 1.75    10.66 - 11.55
                             2009  2,818,925      6.70 - 24.98  65,315,391          1.74 0.95 - 1.75    32.57 - 33.63
                             2008  1,618,515      5.02 - 18.70  27,961,110          0.80 0.95 - 1.75 (41.56) - (41.09)
                             2007    445,944      8.54 - 31.74  11,954,057          1.05 0.95 - 1.75     0.37 - 13.15
Invesco V.I. Van Kampen      2011     18,874              4.77      90,033            --        1.40            (7.49)
  Capital Growth Sub-Account 2010     25,363              5.16     130,764            --        1.40            18.18
                             2009     26,829              4.36     117,046          0.11        1.40            63.78
                             2008     33,379              2.66      88,923          0.55        1.40           (49.70)
                             2007  1,659,770       5.28 - 5.59   9,156,031            -- 1.50 - 2.30    13.98 - 15.33
Invesco V.I. Van Kampen      2011 27,370,136      4.44 - 15.75 414,357,262          1.69 0.95 - 1.90   (8.77) - (2.23)
  Equity and Income          2010 22,199,448     14.98 - 16.11 345,124,808          1.92 0.95 - 1.90     9.92 - 10.97
  Sub-Account                2009 17,747,381     13.63 - 14.52 249,400,082          2.82 0.95 - 1.90    20.19 - 21.33
                             2008 13,625,412     11.34 - 11.97 158,238,412          2.44 0.95 - 1.90 (24.14) - (23.41)
                             2007 10,934,412     14.95 - 15.63 166,104,798          2.06 0.95 - 1.90      1.41 - 2.38
Invesco V.I. Van Kampen      2011 11,777,382      6.40 - 24.26 206,338,231          1.13 0.95 - 1.90   (4.10) - (3.18)
  Growth and Income          2010  9,061,763      6.63 - 25.06 160,437,278          0.09 0.95 - 1.90    10.09 - 11.13
  Sub-Account                2009  6,896,039      5.97 - 22.55 107,604,807          3.60 0.95 - 1.90    21.78 - 22.94
                             2008  4,699,178      4.87 - 18.34  57,517,543          1.50 0.95 - 1.90 (33.49) - (32.85)
                             2007  3,069,791      7.27 - 27.31  49,067,204          1.01 0.95 - 1.90      0.58 - 1.55
Invesco V.I. Van Kampen Mid  2011  4,490,470     10.26 - 10.68  47,014,117          0.72 0.95 - 1.75   (0.92) - (0.12)
  Cap Value Sub-Account      2010  2,673,648     10.35 - 10.70  28,139,044          0.80 0.95 - 1.75    20.06 - 21.03
  (Commenced 6/1/2007)       2009  1,763,519       8.62 - 8.84  15,401,650          1.18 0.95 - 1.75    36.75 - 37.84
                             2008  1,130,852       6.31 - 6.41   7,194,408          0.78 0.95 - 1.75 (42.44) - (41.98)
                             2007    257,428     10.95 - 11.05   2,833,669          0.17 0.95 - 1.75   (6.13) - (6.63)
Janus Aspen Worldwide        2011        769              6.17       4,750          0.58        0.89           (14.50)
  Sub-Account                2010        901              7.22       6,506          0.61        0.89            14.80
                             2009        999              6.29       6,285          1.43        0.89            36.49
                             2008      1,089              4.61       5,018          1.21        0.89           (45.15)
                             2007      1,182              8.40       9,932          0.76        0.89             8.65
LMPVET ClearBridge Variable  2011 11,855,614      8.94 - 15.09 160,839,221          0.20 0.95 - 2.30      0.15 - 1.50
  Aggressive Growth          2010 11,742,971      8.92 - 14.87 156,471,918          0.15 0.95 - 2.30    22.17 - 23.83
  Sub-Account                2009 11,503,827      7.29 - 12.01 123,705,924            -- 0.95 - 2.30    31.51 - 33.30
                             2008 10,751,677       7.58 - 9.01  86,704,540            -- 0.95 - 2.30 (41.77) - (40.97)
                             2007  9,406,900     13.02 - 15.26 127,959,661            -- 0.95 - 2.30    (0.82) - 0.54
LMPVET ClearBridge Variable  2011  7,021,537     26.94 - 34.98 224,680,370          1.77 0.95 - 2.30      0.28 - 1.64
  Appreciation Sub-Account   2010  5,515,253     26.87 - 34.42 173,626,503          1.83 0.95 - 2.30    10.07 - 11.56
                             2009  4,134,838     24.41 - 30.85 116,657,409          2.45 0.95 - 2.30    19.34 - 20.96
                             2008  3,070,482     11.00 - 25.50  70,122,225          1.44 0.95 - 2.30 (31.05) - (29.98)
                             2007  2,591,844     15.95 - 36.42  83,497,462          1.37 0.95 - 2.30      1.22 - 7.39

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                   --------------------------------------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                    UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                     LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                       UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                   --------- ----------------- ----------- ------------- ----------- -------------------
LMPVET ClearBridge Variable   2011 8,013,455      9.06 - 14.28 103,322,855          3.39 0.95 - 2.30    (2.15) - 6.69
  Equity Income Builder       2010 6,778,039     10.29 - 13.39  81,006,913          4.09 0.95 - 1.90    10.01 - 11.06
  Sub-Account                 2009 6,144,958      9.34 - 12.06  64,946,351          3.37 0.95 - 1.90    20.32 - 21.47
                              2008 5,136,303       7.74 - 9.92  43,322,014          1.13 0.95 - 1.90 (36.25) - (35.58)
                              2007 4,737,273     12.15 - 15.28  59,957,587          1.99 1.10 - 1.90      0.27 - 5.14
LMPVET ClearBridge Variable   2011 3,213,146     25.64 - 32.59  95,718,136          1.41 0.95 - 2.30   (8.32) - (7.08)
  Fundamental All Cap Value   2010 3,100,875     27.97 - 35.07  99,528,233          1.79 0.95 - 2.30    13.96 - 15.50
  Sub-Account                 2009 2,989,079     24.54 - 30.36  83,258,408          1.44 0.95 - 2.30    26.41 - 28.14
                              2008 2,724,852     19.41 - 23.70  59,326,416          1.83 0.95 - 2.30 (38.03) - (37.18)
                              2007 2,440,021     31.33 - 37.72  84,463,307          1.55 0.95 - 2.30   (1.05) - (0.31)
LMPVET ClearBridge Variable   2011   363,040     11.99 - 13.38   4,673,796          0.42 1.50 - 2.30   (2.91) - (2.12)
  Large Cap Growth            2010   459,350     12.35 - 13.67   6,065,533          0.11 1.50 - 2.30      7.34 - 8.19
  Sub-Account                 2009   557,417     11.50 - 12.63   6,818,703          0.27 1.50 - 2.30    39.14 - 40.27
                              2008   629,993       8.27 - 9.01   5,503,740          0.26 1.50 - 2.30 (38.72) - (38.23)
                              2007   699,543     13.49 - 14.58   9,921,012          0.05 1.50 - 2.30      2.90 - 3.73
LMPVET ClearBridge Variable   2011   265,335     13.42 - 15.00   3,836,359          2.82 1.50 - 2.30      2.57 - 3.39
  Large Cap Value Sub-Account 2010   194,899     13.09 - 14.51   2,729,796          3.02 1.50 - 2.30      6.98 - 7.83
                              2009   196,692     12.23 - 13.45   2,559,454          1.95 1.50 - 2.30    21.66 - 22.65
                              2008   188,889     10.05 - 10.97   2,012,063          1.09 1.50 - 2.30 (37.09) - (36.59)
                              2007   279,645     15.98 - 17.30   4,699,165          1.52 1.50 - 2.30      1.53 - 2.35
LMPVET ClearBridge Variable   2011 2,686,955     13.50 - 18.35  42,564,777            -- 0.95 - 2.30    (0.91) - 0.43
  Small Cap Growth            2010 2,149,625     13.62 - 18.28  33,662,804            -- 0.95 - 2.30    22.34 - 24.00
  Sub-Account                 2009 1,757,714     11.13 - 14.74  21,966,842            -- 0.95 - 2.30    39.53 - 41.42
                              2008 1,214,861      7.98 - 10.42  10,577,679            -- 0.95 - 2.30 (42.06) - (41.27)
                              2007   754,675     13.77 - 17.53  10,904,358            -- 1.10 - 2.30      7.50 - 8.80
LMPVET Investment Counsel     2011    17,377     27.28 - 29.51     501,373          1.20 1.50 - 1.90   (1.89) - (1.51)
  Variable Social Awareness   2010    17,424     27.81 - 29.97     510,680          1.24 1.50 - 1.90    10.04 - 10.48
  Sub-Account                 2009    19,412     25.28 - 27.12     515,712          1.43 1.50 - 1.90    20.53 - 21.01
                              2008    25,775     20.97 - 22.41     567,901          2.05 1.50 - 1.90 (26.61) - (26.32)
                              2007    19,022     28.57 - 30.42     565,965          1.84 1.50 - 1.90      8.80 - 9.24
LMPVET Variable Lifestyle     2011 1,414,982     15.93 - 17.95  24,265,695          3.19 1.10 - 1.90    (0.73) - 0.07
  Allocation 50% Sub-Account  2010   769,522     16.05 - 17.94  13,086,823          4.10 1.10 - 1.90     6.21 - 12.65
                              2009   487,451     14.30 - 15.06   7,231,568          5.06 1.50 - 1.90    29.83 - 30.35
                              2008   567,873     11.02 - 11.55   6,471,351          3.50 1.50 - 1.90 (28.71) - (28.42)
                              2007   590,437     15.45 - 16.14   9,409,255          5.14 1.50 - 1.90      1.26 - 1.67
LMPVET Variable Lifestyle     2011   219,583     13.47 - 14.30   3,086,943          1.88 1.50 - 1.90   (2.45) - (2.06)
  Allocation 70% Sub-Account  2010   236,121     13.81 - 14.60   3,395,287          2.04 1.50 - 1.90    12.84 - 13.30
                              2009   271,548     12.24 - 12.89   3,447,350          3.60 1.50 - 1.90    30.41 - 30.93
                              2008   280,357       9.39 - 9.84   2,719,047          2.51 1.50 - 1.90 (34.04) - (33.77)
                              2007   250,067     14.23 - 14.86   3,668,950          4.65 1.50 - 1.90      1.87 - 2.28
LMPVET Variable Lifestyle     2011 4,732,454     12.85 - 14.81  65,879,472          1.55 0.95 - 1.90   (4.15) - (3.23)
  Allocation 85% Sub-Account  2010 4,289,092     13.41 - 15.30  62,035,149          1.73 0.95 - 1.90    13.52 - 14.60
                              2009 3,756,486     11.81 - 13.35  47,576,561          2.64 0.95 - 1.90    29.99 - 31.22
                              2008 2,668,230      9.09 - 10.18  25,875,933          2.50 0.95 - 1.90 (38.60) - (38.01)
                              2007 1,057,927     14.80 - 16.41  16,581,727          5.12 0.95 - 1.90      1.41 - 2.38

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                   --------------------------------------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                  UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                   LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                         UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                   ----------- ------------- ------------- ------------- ----------- -------------------
LMPVIT Western Asset Variable 2011   3,594,817 17.34 - 20.85    69,717,903          8.38 0.95 - 2.30    (0.59) - 0.75
  Global High Yield Bond      2010   3,170,899 17.44 - 20.70    61,092,507          9.47 0.95 - 2.30    12.31 - 13.83
  Sub-Account                 2009   2,845,850 15.53 - 18.18    48,249,580         11.34 0.95 - 2.30    52.02 - 54.08
                              2008   2,664,258 10.21 - 11.80    29,373,023         11.01 0.95 - 2.30 (32.40) - (31.48)
                              2007   2,527,054 15.11 - 16.97    40,738,484          9.95 1.10 - 2.30   (2.35) - (1.17)
MFS VIT Investors Trust       2011       7,050          4.82        33,994          0.90        1.40            (3.54)
  Sub-Account                 2010       8,683          5.00        43,404          1.30        1.40             9.56
                              2009      11,563          4.56        52,758          1.77        1.40            25.15
                              2008      13,271          3.65        48,391          0.96        1.40           (34.01)
                              2007      23,909          5.53       132,122          0.85        1.40             8.76
MFS VIT New Discovery         2011       4,939          8.38        41,374            --        1.40           (11.51)
  Sub-Account                 2010       4,951          9.47        46,865            --        1.40            34.44
                              2009       6,461          7.04        45,491            --        1.40            60.90
                              2008      10,205          4.38        44,654            --        1.40           (40.18)
                              2007      13,583          7.31        99,354            --        1.40             1.08
MFS VIT Research Sub-Account  2011       8,675          5.20        45,142          0.72        1.40            (1.83)
                              2010      21,202          5.30       112,388          0.92        1.40            14.29
                              2009      23,944          4.64       111,057          1.44        1.40            28.73
                              2008      26,232          3.60        94,515          0.58        1.40           (36.98)
                              2007      34,862          5.72       199,317          0.70        1.40            11.62
MIST AllianceBernstein Global 2011 168,434,681   9.68 - 9.75 1,639,379,077          0.87 1.15 - 2.25   (3.18) - (2.47)
  Dynamic Allocation
  Sub-Account
  (Commenced 5/2/2011)
MIST American Funds Balanced  2011 306,967,734   9.22 - 9.69 2,914,777,188          1.26 1.00 - 2.35   (4.39) - (3.10)
  Allocation Sub-Account      2010 251,644,506  9.64 - 10.00 2,478,289,324          1.01 1.00 - 2.35     9.55 - 11.05
  (Commenced 4/28/2008)       2009 147,529,141   8.80 - 9.00 1,315,175,709            -- 1.00 - 2.35    20.40 - 27.85
                              2008  47,541,825   6.97 - 7.02   332,865,017          6.67 1.15 - 2.35 (30.39) - (29.82)
MIST American Funds Bond      2011  32,528,572 10.43 - 10.84   349,346,240          2.09 1.30 - 2.35      3.34 - 4.42
  Sub-Account                 2010  26,655,400 10.10 - 10.38   274,791,792          1.64 1.30 - 2.35      3.63 - 4.73
  (Commenced 4/28/2008)       2009  14,305,838   9.74 - 9.92   141,146,685            -- 1.30 - 2.35     9.52 - 10.67
                              2008   3,151,521   8.89 - 8.96    28,171,025          9.47 1.30 - 2.35 (11.39) - (10.76)
MIST American Funds Growth    2011 159,224,115   8.53 - 8.92 1,398,390,722          1.10 1.15 - 2.35   (6.95) - (5.82)
  Allocation Sub-Account      2010 155,386,301   9.17 - 9.47 1,454,861,016          0.89 1.15 - 2.35    10.86 - 12.18
  (Commenced 4/28/2008)       2009 139,002,030   8.27 - 8.44 1,164,848,803            -- 1.15 - 2.35    30.93 - 32.51
                              2008  74,827,606   6.32 - 6.37   475,226,821          6.95 1.15 - 2.35 (36.80) - (36.28)
MIST American Funds Growth    2011  64,256,598   8.36 - 8.69   553,292,806          0.35 1.30 - 2.35   (6.81) - (5.83)
  Sub-Account                 2010  52,406,611   8.97 - 9.23   480,253,525          0.20 1.30 - 2.35    15.57 - 16.79
  (Commenced 4/28/2008)       2009  30,278,080   7.76 - 7.90   238,097,827            -- 1.30 - 2.35    35.67 - 37.09
                              2008   9,556,758   5.72 - 5.76    54,966,248          7.34 1.30 - 2.35 (42.71) - (42.30)
MIST American Funds           2011  39,355,385   7.35 - 7.61   296,765,073          1.44 1.30 - 2.25 (16.18) - (15.38)
  International Sub-Account   2010  33,804,542   8.75 - 9.00   301,922,149          0.76 1.30 - 2.35      4.42 - 5.51
  (Commenced 4/28/2008)       2009  19,914,429   8.38 - 8.53   168,980,812            -- 1.30 - 2.35    39.25 - 40.72
                              2008   7,576,246   6.02 - 6.06    45,810,468         11.18 1.30 - 2.20 (40.31) - (39.94)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                    --------------------------------------- ---------------------------------------------
                                                                                           EXPENSE(2)         TOTAL(3)
                                                   UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                    LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ----------- ------------- ------------- ------------- ----------- -------------------
MIST American Funds Moderate   2011 168,982,398  9.67 - 10.16 1,683,464,896          1.54 1.00 - 2.35   (2.14) - (0.81)
  Allocation Sub-Account       2010 143,876,667  9.88 - 10.25 1,452,175,003          1.41 1.00 - 2.35      7.36 - 8.82
  (Commenced 4/28/2008)        2009  89,994,728   9.20 - 9.42   839,089,528            -- 1.00 - 2.35    15.69 - 21.98
                               2008  29,162,701   7.64 - 7.70   223,820,453          6.96 1.15 - 2.35 (23.78) - (23.16)
MIST AQR Global Risk           2011 179,038,392 10.54 - 10.62 1,898,124,083          3.00 1.15 - 2.25      1.94 - 2.70
  Balanced Sub-Account
  (Commenced 5/2/2011)
MIST BlackRock Global Tactical 2011 297,189,715   9.51 - 9.58 2,842,712,285          1.37 1.15 - 2.25   (4.84) - (4.14)
  Strategies Sub-Account
  (Commenced 5/2/2011)
MIST BlackRock High Yield      2011  10,891,616 12.03 - 21.28   221,624,841          6.52 1.20 - 2.35    (0.03) - 1.12
  Sub-Account                  2010   9,034,810 11.92 - 21.07   182,367,303          5.88 1.20 - 2.35     5.99 - 14.28
                               2009   5,656,394 16.02 - 18.43   100,278,538          3.54 1.30 - 2.35    43.24 - 44.75
                               2008   1,114,960 11.47 - 12.73    13,709,683          5.00 1.30 - 2.30 (25.93) - (25.14)
                               2007     450,432 15.68 - 16.78     7,452,180          8.47 1.70 - 2.30      0.35 - 0.96
MIST BlackRock Large Cap       2011   1,414,721   8.42 - 9.34    12,849,849          0.92 1.55 - 2.30   (2.06) - (1.33)
  Core Sub-Account             2010   1,044,239   8.60 - 9.47     9,613,588          1.06 1.55 - 2.30    10.01 - 10.85
                               2009     613,169   7.82 - 8.54     5,078,728          1.34 1.55 - 2.30    16.49 - 17.35
                               2008     508,491   6.71 - 7.28     3,599,088          0.57 1.55 - 2.30 (38.73) - (38.27)
                               2007     390,444 10.96 - 11.80     4,467,216          0.64 1.55 - 2.30      0.28 - 4.87
MIST Clarion Global Real       2011  11,304,866 12.34 - 13.38   147,447,056          3.80 1.30 - 2.35   (7.78) - (6.80)
  Estate Sub-Account           2010   9,934,760 13.39 - 14.36   139,330,754          7.76 1.30 - 2.35    13.41 - 14.61
                               2009   7,999,282 11.80 - 12.53    98,120,895          3.11 1.30 - 2.35    31.61 - 33.00
                               2008   6,912,531   8.97 - 9.42    63,965,106          1.66 1.30 - 2.35 (43.03) - (42.43)
                               2007   6,238,930 15.74 - 16.36   100,668,094          0.98 1.30 - 2.35 (16.99) - (16.11)
MIST Dreman Small Cap Value    2011   1,650,824 12.42 - 13.17    21,224,281          1.69 1.20 - 2.30 (12.17) - (11.43)
  Sub-Account                  2010   1,677,961 14.14 - 14.87    24,426,974          0.82 1.20 - 2.30    16.82 - 17.83
                               2009   1,579,618 12.10 - 12.62    19,575,088          0.88 1.20 - 2.30    26.15 - 27.24
                               2008   1,254,915   9.59 - 9.92    12,261,677          0.72 1.20 - 2.30 (26.93) - (21.55)
                               2007     865,483 13.13 - 13.40    11,511,054            -- 1.55 - 2.30   (3.24) - (2.50)
MIST Goldman Sachs Mid Cap     2011   9,263,271 13.34 - 14.45   130,696,272          0.48 1.30 - 2.35   (8.46) - (7.50)
  Value Sub-Account            2010   7,332,195 14.57 - 15.63   112,015,664          0.92 1.30 - 2.35    21.35 - 22.63
                               2009   6,218,018 12.01 - 12.74    77,628,353          1.25 1.30 - 2.35    29.24 - 30.59
                               2008   7,184,822   9.29 - 9.76    68,935,462          0.79 1.30 - 2.35 (37.57) - (36.90)
                               2007   9,178,387 14.88 - 15.47   140,073,719          0.49 1.30 - 2.35      0.69 - 1.76
MIST Harris Oakmark            2011  28,033,038 14.49 - 17.04   461,860,538            -- 1.30 - 2.35 (16.24) - (15.36)
  International Sub-Account    2010  23,589,953 17.23 - 20.14   459,739,197          1.82 1.30 - 2.35    13.71 - 14.92
                               2009  18,176,767 15.11 - 17.52   309,481,262          7.66 1.30 - 2.35    43.46 - 53.06
                               2008  16,938,263 10.69 - 11.45   189,181,455          1.67 1.30 - 2.35 (42.26) - (41.65)
                               2007  20,013,713 18.49 - 19.62   384,273,575          0.80 1.30 - 2.35   (3.43) - (2.40)
MIST Invesco Small Cap         2011  13,942,780 14.22 - 16.69   212,672,795            -- 0.89 - 2.35   (3.37) - (1.73)
  Growth Sub-Account           2010  11,943,258 14.70 - 16.99   186,610,558            -- 0.89 - 2.35    23.26 - 25.35
                               2009  11,180,366 11.92 - 13.55   140,473,926            -- 0.89 - 2.35    30.70 - 33.03
                               2008  10,535,898  9.11 - 10.19   100,447,225            -- 0.89 - 2.35 (40.16) - (39.15)
                               2007  11,452,863 15.20 - 16.74   181,044,517            -- 0.89 - 2.35     8.48 - 10.41


METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                  ---------------------------------------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                    UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                     LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                       UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  ---------- ----------------- ----------- ------------- ----------- -------------------
MIST Janus Forty Sub-Account 2011    543,584    96.27 - 146.05  68,769,080          1.69 1.30 - 2.35   (9.69) - (8.74)
                             2010    397,905   106.29 - 160.04  53,356,686          1.30 1.30 - 2.35      3.20 - 8.00
                             2009    192,470    99.16 - 121.06  21,865,637            -- 1.55 - 2.30    39.96 - 41.01
                             2008    143,074     70.85 - 85.85  11,490,581          4.86 1.55 - 2.30 (43.18) - (42.75)
                             2007     62,044   124.70 - 149.97   8,715,091          0.08 1.55 - 2.30    27.48 - 28.45
MIST Lazard Mid Cap          2011  9,231,569     13.28 - 14.86 131,200,067          0.72 1.20 - 2.35   (7.47) - (6.40)
  Sub-Account                2010  8,873,534     14.35 - 15.88 135,205,406          0.86 1.20 - 2.35    20.00 - 21.40
                             2009  8,013,598     11.95 - 13.08 100,906,992          1.16 1.20 - 2.35    33.58 - 35.13
                             2008  7,502,381       8.94 - 9.61  70,201,744          0.96 1.30 - 2.35 (39.74) - (39.10)
                             2007  7,858,992     14.83 - 15.78 121,255,292          0.34 1.30 - 2.35   (4.98) - (3.97)
MIST Legg Mason ClearBridge  2011 35,764,496       6.45 - 7.78 265,479,062            -- 0.95 - 2.35    (9.34) - 1.91
  Aggressive Growth          2010 13,863,499       6.97 - 7.63 102,505,758            -- 1.30 - 2.35    20.92 - 22.20
  Sub-Account                2009 12,110,468       5.76 - 6.24  73,409,292            -- 1.30 - 2.35    29.87 - 31.23
                             2008 12,239,079       4.43 - 4.76  56,694,512            -- 1.30 - 2.35 (40.47) - (39.84)
                             2007 13,488,538       7.44 - 7.91 104,186,821            -- 1.30 - 2.35    (0.12) - 0.94
MIST Loomis Sayles Global    2011 13,161,956     12.01 - 12.74 165,018,207          2.32 1.30 - 2.35   (3.77) - (2.75)
  Markets Sub-Account        2010 10,620,691     12.48 - 13.10 137,171,845          2.99 1.30 - 2.35    19.18 - 20.43
                             2009  7,198,911     10.47 - 10.88  77,383,467          1.95 1.30 - 2.35    37.54 - 39.00
                             2008  5,848,580       7.61 - 7.83  45,350,255          4.63 1.30 - 2.35 (40.68) - (40.05)
                             2007  4,274,323     12.83 - 13.06  55,474,222            -- 1.30 - 2.35    24.87 - 26.19
MIST Lord Abbett Bond        2011 10,848,076      8.39 - 26.88 255,107,548          5.92 0.89 - 2.35      2.04 - 3.90
  Debenture Sub-Account      2010 11,708,304      8.12 - 25.87 267,920,695          6.21 0.89 - 2.35    10.34 - 12.18
                             2009 11,953,991      7.27 - 23.06 245,913,998          7.17 0.89 - 2.35    33.60 - 35.91
                             2008 11,669,031      5.38 - 16.97 178,177,257          4.35 0.89 - 2.35 (20.50) - (19.12)
                             2007 15,162,946      6.68 - 20.98 288,948,614          5.32 0.89 - 2.35      4.06 - 5.90
MIST Lord Abbett Mid Cap     2011  5,366,862     21.23 - 24.69 127,004,689          0.51 1.30 - 2.35   (5.93) - (4.94)
  Value Sub-Account          2010  4,351,943     22.57 - 25.97 108,323,379          0.55 1.30 - 2.35    22.62 - 23.91
                             2009  3,034,782     18.41 - 20.96  60,902,685          1.74 1.30 - 2.35    23.59 - 24.90
                             2008  1,489,703     14.89 - 16.78  23,899,560          0.41 1.30 - 2.35 (40.20) - (39.57)
                             2007    609,565     25.04 - 27.45  16,075,069          0.60 1.55 - 2.30   (1.70) - (0.96)
MIST Met/Eaton Vance         2011  4,263,176     10.13 - 10.30  43,696,769          1.99 1.30 - 2.30    (0.31) - 0.69
  Floating Rate Sub-Account  2010  1,600,145     10.16 - 10.23  16,334,315            -- 1.30 - 2.30      1.64 - 2.31
  (Commenced 5/3/2010)
MIST Met/Franklin Low        2011  2,835,514       9.70 - 9.78  27,661,832            -- 1.20 - 2.35   (2.83) - (2.08)
  Duration Total Return
  Sub-Account
  (Commenced 5/2/2011)
MIST Met/Franklin Mutual     2011 17,630,531       8.43 - 8.76 152,876,625          2.75 1.30 - 2.35   (2.85) - (1.83)
  Shares Sub-Account         2010 13,681,991       8.67 - 8.92 121,115,835            -- 1.30 - 2.35      8.44 - 9.58
  (Commenced 4/28/2008)      2009  7,713,701       8.01 - 8.14  62,452,238            -- 1.30 - 2.30    22.05 - 23.27
                             2008  1,978,335       6.56 - 6.60  13,038,845          5.28 1.30 - 2.20 (34.35) - (33.94)
MIST Met/Franklin Templeton  2011 63,624,798       9.05 - 9.46 592,611,774          1.72 1.15 - 2.35   (4.04) - (2.88)
  Founding Strategy          2010 59,315,798       9.43 - 9.74 571,218,147            -- 1.15 - 2.35      7.50 - 8.79
  Sub-Account                2009 49,352,169       8.80 - 8.95 438,687,403            -- 1.15 - 2.20    25.75 - 27.08
  (Commenced 4/28/2008)      2008 27,525,771       6.99 - 7.05 193,348,119          3.15 1.15 - 2.20 (30.03) - (29.53)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                 --------------------------------------- ---------------------------------------------
                                                                                        EXPENSE(2)         TOTAL(3)
                                                UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                 LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                       UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                 ----------- ------------- ------------- ------------- ----------- -------------------
MIST Met/Templeton Growth   2011   4,687,427  8.18 - 14.06    49,144,134          0.33 0.95 - 2.15  (17.86) - (7.78)
  Sub-Account               2010     614,557  8.96 - 14.25     7,380,405            -- 1.10 - 2.05      4.65 - 5.96
  (Commenced 5/3/2010)
MIST Met/Templeton          2011   4,276,073 11.74 - 12.02    51,093,268          6.86 1.30 - 2.20   (2.49) - (1.61)
  International Bond        2010   2,982,596 12.04 - 12.22    36,302,425          0.51 1.30 - 2.20    11.07 - 12.08
  Sub-Account               2009     775,327 10.84 - 10.90     8,438,524            -- 1.30 - 2.20      8.40 - 9.00
  (Commenced 5/4/2009)
MIST MetLife Aggressive     2011  49,390,389 10.07 - 10.98   524,691,864          1.10 1.15 - 2.35   (7.96) - (6.85)
  Strategy Sub-Account      2010  45,689,702 10.94 - 11.78   522,967,837          1.18 1.15 - 2.35    13.80 - 15.17
                            2009  41,343,573  9.62 - 10.23   412,402,731            -- 1.15 - 2.35    29.56 - 31.13
                            2008  39,565,727   7.42 - 7.80   302,274,534          3.60 1.15 - 2.35 (42.19) - (41.49)
                            2007  46,258,233 12.84 - 13.34   607,023,915          1.29 1.15 - 2.35      0.48 - 1.70
MIST MetLife Balanced Plus  2011 257,076,022   9.33 - 9.40 2,411,774,661          0.27 1.15 - 2.25   (6.68) - (6.00)
  Sub-Account
  (Commenced 5/2/2011)
MIST MetLife Balanced       2011 592,824,603 10.80 - 11.77 6,764,659,086          1.58 1.15 - 2.35   (3.98) - (2.82)
  Strategy Sub-Account      2010 546,381,907 11.25 - 12.12 6,437,293,439          2.05 1.15 - 2.35    10.96 - 12.28
                            2009 458,932,798 10.14 - 10.79 4,832,135,577            -- 1.15 - 2.35    25.35 - 26.87
                            2008 406,068,266   8.09 - 8.50 3,383,789,930          4.75 1.15 - 2.35 (33.52) - (32.72)
                            2007 407,763,369 12.17 - 12.64 5,073,218,651          1.64 1.15 - 2.35      2.43 - 3.68
MIST MetLife Defensive      2011 186,262,512 11.33 - 12.48 2,228,739,665          2.22 1.00 - 2.35    (0.59) - 0.76
  Strategy Sub-Account      2010 167,912,074 11.40 - 12.39 2,003,850,499          3.05 1.00 - 2.35      8.32 - 9.80
                            2009 134,240,318 10.52 - 11.28 1,466,386,791          2.86 1.00 - 2.35    14.50 - 21.50
                            2008  98,361,064   8.77 - 9.21   887,719,339          1.41 1.15 - 2.35 (22.50) - (21.56)
                            2007  51,959,475 11.31 - 11.75   600,410,325          1.89 1.15 - 2.35      3.45 - 4.70
MIST MetLife Growth         2011 446,977,194 10.46 - 11.40 4,926,470,881          1.54 1.15 - 2.35   (6.10) - (4.98)
  Strategy Sub-Account      2010 473,161,406 11.14 - 12.00 5,512,372,206          1.71 1.15 - 2.35    12.81 - 14.17
                            2009 490,302,032  9.88 - 10.51 5,026,063,304            -- 1.15 - 2.35    27.08 - 28.61
                            2008 494,438,103   7.77 - 8.17 3,958,612,323          3.49 1.15 - 2.35 (39.32) - (38.58)
                            2007 481,475,567 12.81 - 13.30 6,304,660,461          1.10 1.15 - 2.35      2.26 - 3.50
MIST MetLife Moderate       2011 281,377,647 11.18 - 12.19 3,324,311,655          1.83 1.15 - 2.35   (2.43) - (1.26)
  Strategy Sub-Account      2010 257,780,425 11.46 - 12.34 3,094,289,659          2.46 1.15 - 2.35     9.79 - 11.12
                            2009 201,975,022 10.44 - 11.11 2,188,428,006          3.18 1.15 - 2.35    23.16 - 24.65
                            2008 157,147,909   8.48 - 8.91 1,371,420,955          1.75 1.15 - 2.35 (28.14) - (27.26)
                            2007 132,930,004 11.79 - 12.25 1,602,068,224          1.93 1.15 - 2.35      3.73 - 4.99
MIST MFS Emerging Markets   2011  37,004,554  9.55 - 11.54   369,675,163          1.39 0.95 - 2.35 (20.59) - (19.48)
  Equity Sub-Account        2010  29,287,659 12.03 - 14.53   365,169,255          0.97 0.95 - 2.35    20.79 - 22.49
                            2009  18,534,256  9.96 - 12.02   189,762,080          1.45 0.95 - 2.35    65.01 - 67.34
                            2008   9,820,617   6.03 - 7.28    60,422,758          1.29 0.95 - 2.35 (56.57) - (52.63)
                            2007   4,415,597 13.89 - 14.22    62,075,247          0.04 0.95 - 2.35    33.43 - 35.32
MIST MFS Research           2011  22,841,018 11.58 - 13.42   285,814,827          1.88 0.95 - 2.35 (12.79) - (11.56)
  International Sub-Account 2010  22,399,698 13.27 - 15.17   318,521,626          1.70 0.95 - 2.35     8.83 - 10.35
                            2009  21,694,779 12.19 - 13.75   281,155,296          3.12 0.95 - 2.35    28.50 - 30.32
                            2008  20,463,384  9.48 - 10.55   204,675,511          1.89 0.95 - 2.35 (43.71) - (42.91)
                            2007  19,606,367 16.84 - 18.48   345,568,972          1.22 0.95 - 2.35    10.65 - 12.21

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                  --------------------------------------- ---------------------------------------------
                                                                                         EXPENSE(2)         TOTAL(3)
                                                 UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                  LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                        UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  ----------- ------------- ------------- ------------- ----------- -------------------
MIST Morgan Stanley Mid Cap  2011   8,735,505  1.88 - 16.63   109,412,403          0.56 0.89 - 2.30   (9.04) - (7.49)
  Growth Sub-Account         2010   6,606,286  2.04 - 17.98    89,015,672          0.01 0.89 - 2.30    17.15 - 30.84
                             2009   5,166,934  9.84 - 11.09    54,290,087            -- 0.95 - 2.30    53.69 - 55.79
                             2008   4,031,107   6.40 - 7.12    27,227,267          1.21 0.95 - 2.30 (47.97) - (47.26)
                             2007   1,845,571 12.30 - 13.50    23,676,085            -- 0.95 - 2.30    20.66 - 22.31
MIST Oppenheimer Capital     2011  20,772,728  7.48 - 10.45   167,863,687          0.12 0.95 - 2.35   (3.67) - (2.10)
  Appreciation Sub-Account   2010  23,613,830  7.76 - 10.67   196,389,755          0.46 0.95 - 2.35      6.86 - 8.42
                             2009  26,093,951   7.26 - 9.84   201,465,075            -- 0.95 - 2.35    40.37 - 42.38
                             2008  29,172,000   5.16 - 6.91   159,163,585          3.52 0.95 - 2.35 (47.20) - (46.42)
                             2007  34,634,000  9.77 - 12.90   354,882,609          0.01 0.95 - 2.35    11.62 - 13.20
MIST PIMCO Inflation         2011  63,087,877 13.90 - 15.36   936,595,819          1.62 1.20 - 2.35      8.56 - 9.82
  Protected Bond Sub-Account 2010  52,467,468 12.81 - 13.99   711,162,874          2.23 1.20 - 2.35      5.26 - 6.48
                             2009  37,506,865 12.17 - 13.14   478,661,744          3.18 1.20 - 2.35    15.31 - 16.64
                             2008  23,243,826 10.55 - 11.26   254,891,679          3.71 1.20 - 2.35   (9.22) - (8.17)
                             2007  21,340,808 11.60 - 12.19   255,623,164          2.14 1.30 - 2.35      8.21 - 9.36
MIST PIMCO Total Return      2011 132,311,947 11.50 - 18.11 2,140,758,433          2.62 0.89 - 2.35    (0.31) - 2.51
  Sub-Account                2010 111,149,390 11.27 - 17.67 1,761,602,464          3.20 0.89 - 2.35      5.65 - 7.45
                             2009  71,654,403 10.54 - 16.44 1,055,450,302          6.39 0.89 - 2.35    15.29 - 17.35
                             2008  43,564,435  9.03 - 14.01   542,563,802          3.71 0.89 - 2.35   (1.93) - (0.26)
                             2007  37,539,072  9.10 - 14.05   469,985,360          3.32 0.89 - 2.35      5.05 - 6.89
MIST Pioneer Fund            2011   9,480,402  9.11 - 19.29   168,467,083          1.11 0.95 - 2.30  (11.94) - (5.45)
  Sub-Account                2010   5,977,317 16.24 - 20.40   112,914,666          0.78 0.95 - 2.30    13.47 - 15.12
                             2009   3,239,380 14.30 - 17.72    53,308,711          1.52 0.95 - 2.30    21.07 - 27.31
                             2008   1,227,336 11.81 - 14.44    16,447,869          0.83 0.95 - 2.30 (34.37) - (33.47)
                             2007     441,310 17.99 - 21.26     8,679,759          0.78 1.10 - 2.30      2.60 - 3.85
MIST Pioneer Strategic       2011  24,444,162 12.25 - 27.99   600,261,549          4.36 0.95 - 2.35      1.06 - 2.65
  Income Sub-Account         2010  17,115,149 12.17 - 27.26   419,601,867          4.58 0.95 - 2.20     5.21 - 11.12
                             2009  10,957,582 11.11 - 24.54   251,000,578          4.72 0.95 - 2.15    23.08 - 31.83
                             2008   7,373,489 16.54 - 18.61   129,051,542          6.27 0.95 - 1.90 (12.43) - (11.59)
                             2007   4,979,963 18.89 - 21.05    98,174,413          0.56 0.95 - 1.90      4.63 - 5.63
MIST Pyramis Government      2011  45,618,019 10.69 - 10.77   490,473,351          0.89 1.15 - 2.25      6.96 - 7.75
  Income Sub-Account
  (Commenced 5/2/2011)
MIST Rainier Large Cap       2011   7,776,061   7.22 - 7.54    57,997,273          0.38 1.30 - 2.35   (6.06) - (5.08)
  Equity Sub-Account         2010   5,826,308   7.72 - 7.95    45,894,091          0.42 1.30 - 2.20    12.87 - 13.90
  (Commenced 11/12/2007)     2009   4,962,869   6.82 - 6.98    34,404,016          0.82 1.30 - 2.35    20.41 - 21.65
                             2008   4,139,663   5.67 - 5.74    23,654,112            -- 1.30 - 2.35 (43.16) - (42.56)
                             2007     640,297   9.97 - 9.99     6,390,092          0.09 1.30 - 2.20      1.90 - 2.03
MIST RCM Technology          2011  17,226,158   5.63 - 6.66   103,642,521            -- 0.89 - 2.35 (12.00) - (10.59)
  Sub-Account                2010  16,174,288   6.39 - 7.45   109,729,016            -- 0.89 - 2.35    24.73 - 27.12
                             2009  13,832,826   5.12 - 5.86    74,614,703            -- 0.89 - 2.35    55.30 - 57.75
                             2008  10,849,282   3.29 - 3.72    37,389,860         13.67 0.89 - 2.35 (45.75) - (44.75)
                             2007  12,386,524   6.06 - 6.72    78,045,995            -- 0.89 - 2.35    28.45 - 30.50

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                           AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                    ---------------------------------------- ---------------------------------------------
                                                                                            EXPENSE(2)         TOTAL(3)
                                                    UNIT VALUE               INVESTMENT(1)       RATIO           RETURN
                                                     LOWEST TO           NET        INCOME   LOWEST TO        LOWEST TO
                                          UNITS    HIGHEST ($)    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ----------- -------------- ------------- ------------- ----------- -------------------
MIST SSgA Growth and Income    2011 120,297,977  10.97 - 11.83 1,390,741,062          1.70 1.15 - 2.35   (1.29) - (0.09)
  ETF Sub-Account              2010  85,827,962  11.20 - 11.84   995,772,752          1.05 1.15 - 2.20     9.80 - 10.96
  (Commenced 11/10/2008)       2009  29,942,630  10.20 - 10.67   314,125,011          0.78 1.15 - 2.20    22.17 - 23.97
                               2008     312,145    8.39 - 8.60     2,651,130            -- 1.30 - 2.05      1.88 - 1.99
MIST SSgA Growth ETF           2011  37,984,453  10.24 - 11.04   409,132,829          1.56 1.15 - 2.35   (4.40) - (3.24)
  Sub-Account                  2010  29,136,066  10.71 - 11.41   325,453,346          1.35 1.15 - 2.35    11.50 - 12.85
  (Commenced 11/10/2008)       2009  16,443,398   9.67 - 10.11   163,291,494          0.93 1.15 - 2.20    26.29 - 28.66
                               2008     190,893    7.69 - 7.88     1,489,531            -- 1.30 - 2.05      0.88 - 0.99
MIST T. Rowe Price Large       2011  13,446,503  24.76 - 82.60   507,039,092          0.70 0.89 - 2.35   (6.24) - (4.62)
  Cap Value Sub-Account        2010  14,212,118  26.09 - 86.60   558,423,606          1.11 0.89 - 2.35    14.30 - 16.29
                               2009  14,942,501  22.55 - 74.47   502,483,411          2.30 0.89 - 2.35    15.64 - 17.62
                               2008  15,718,013  19.27 - 63.32   447,266,597          1.65 0.89 - 2.35 (37.82) - (36.76)
                               2007  18,116,672 30.63 - 100.12   822,332,309          0.94 0.89 - 2.35      1.30 - 7.97
MIST T. Rowe Price Mid Cap     2011  44,089,511   9.22 - 10.28   439,146,325            -- 1.30 - 2.35   (3.93) - (2.92)
  Growth Sub-Account           2010  40,356,445   9.67 - 10.58   414,850,131            -- 1.30 - 2.35    24.72 - 26.05
                               2009  31,597,201    7.75 - 8.40   258,174,943            -- 1.30 - 2.35    42.11 - 43.59
                               2008  24,389,138    5.45 - 5.85   139,067,651            -- 1.30 - 2.35 (41.15) - (40.53)
                               2007  25,165,985    9.25 - 9.83   242,043,730            -- 1.30 - 2.35    14.89 - 16.11
MIST Third Avenue Small Cap    2011  18,611,699  14.67 - 17.11   290,532,427          1.10 0.89 - 2.35  (11.09) - (9.50)
  Value Sub-Account            2010  18,793,984  16.49 - 18.91   327,520,477          1.17 0.89 - 2.35    17.11 - 19.08
                               2009  17,777,766  14.06 - 15.88   262,479,306          1.15 0.89 - 2.35    23.51 - 25.70
                               2008  16,437,324  11.38 - 12.63   194,917,296          0.76 0.89 - 2.35 (31.46) - (30.31)
                               2007  18,432,805  16.58 - 18.13   316,501,402          1.00 0.89 - 2.35   (5.29) - (3.66)
MIST Turner Mid Cap Growth     2011   6,415,135  12.30 - 13.33    83,512,450            -- 1.30 - 2.35   (9.61) - (8.65)
  Sub-Account                  2010   5,858,465  13.61 - 14.60    83,688,741            -- 1.30 - 2.35    24.21 - 25.51
                               2009   4,875,425  10.96 - 11.63    55,630,594            -- 1.30 - 2.35    43.76 - 45.27
                               2008   4,470,347    7.62 - 8.01    35,217,413            -- 1.30 - 2.35 (49.50) - (48.97)
                               2007   4,472,333  15.09 - 15.69    69,239,590            -- 1.30 - 2.35    21.25 - 22.54
MIST Van Kampen Comstock       2011  25,137,797   9.39 - 14.24   266,463,408          1.09 0.95 - 2.35   (3.76) - (2.39)
  Sub-Account                  2010  21,172,822   9.76 - 14.59   230,561,318          1.45 0.95 - 2.35    12.19 - 13.80
                               2009  16,791,760   8.70 - 12.82   161,042,507          1.11 0.95 - 2.35    23.63 - 30.57
                               2008   5,638,201    7.03 - 7.31    40,651,730          1.74 1.30 - 2.35 (37.41) - (36.74)
                               2007   5,330,717  11.24 - 11.56    60,993,695          1.34 1.30 - 2.35   (4.77) - (3.76)
MSF Artio International        2011     282,028   3.36 - 11.37     2,803,543          1.60 1.40 - 1.90 (21.63) - (20.99)
  Stock Sub-Account            2010     318,412   4.26 - 14.47     3,979,701          1.41 1.40 - 1.90      4.85 - 5.74
                               2009     337,655   4.02 - 13.77     3,955,132          0.42 1.40 - 1.90    19.59 - 20.44
                               2008     380,684   3.34 - 11.48     3,539,311          2.93 1.40 - 1.90 (45.29) - (44.91)
                               2007     398,333   6.06 - 20.94     6,422,071          0.76 1.40 - 1.90      7.99 - 8.79
MSF Barclays Capital Aggregate 2011   8,083,366   1.73 - 18.28   130,173,979          3.22 0.89 - 2.25      4.77 - 6.56
  Bond Index Sub-Account       2010   5,646,137  14.02 - 17.15    86,674,964          2.64 0.89 - 2.25      3.30 - 5.11
                               2009   2,010,364  13.73 - 16.32    29,893,966          3.64 0.89 - 2.15      2.27 - 4.24
                               2008     527,803  14.94 - 15.65     7,896,020          4.75 0.89 - 1.35      4.56 - 5.05
                               2007     436,992  14.29 - 14.90     6,246,008          4.31 0.89 - 1.35      5.43 - 5.92

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                            AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------------------------- ---------------------------------------------
                                                                                         EXPENSE(2)         TOTAL(3)
                                                   UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                    LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                      UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                 ---------- ----------------- ----------- ------------- ----------- -------------------
MSF BlackRock Bond Income   2011    953,075     44.15 - 68.69  49,538,985          3.84 0.89 - 2.30      4.00 - 5.62
  Sub-Account               2010    952,834     42.45 - 65.04  47,336,145          3.77 0.89 - 2.30      5.72 - 7.38
                            2009    911,026     40.15 - 60.57  42,636,576          6.49 0.89 - 2.30      6.81 - 8.50
                            2008    748,389     37.59 - 55.83  32,695,795          5.04 0.89 - 2.30   (5.77) - (4.29)
                            2007    654,278     39.89 - 58.33  30,160,113          2.44 0.89 - 2.30      3.70 - 5.35
MSF BlackRock Large Cap     2011    252,494     11.44 - 11.96   2,890,664          1.16 0.89 - 1.35      0.97 - 1.44
  Value Sub-Account         2010    253,453     11.33 - 11.79   2,872,585          1.09 0.89 - 1.35      7.75 - 8.26
                            2009    264,703     10.51 - 10.89   2,783,413          1.58 0.89 - 1.35     9.73 - 10.22
                            2008    257,240       9.58 - 9.88   2,464,834          0.86 0.89 - 1.35 (35.78) - (35.48)
                            2007    251,656     14.92 - 15.31   3,754,451          0.91 0.89 - 1.35      2.00 - 2.47
MSF BlackRock Legacy Large  2011    814,200     10.75 - 32.23  11,348,650          0.17 0.89 - 2.30  (11.01) - (9.75)
  Cap Growth Sub-Account    2010    601,185     12.06 - 35.71   9,563,155          0.22 0.89 - 2.30    17.10 - 18.76
                            2009    612,808     10.28 - 30.07   8,419,085          0.15 0.89 - 2.30    28.77 - 35.57
                            2008     49,555     20.78 - 22.18   1,031,800          0.43 0.89 - 1.35 (37.36) - (37.07)
                            2007     31,453     33.18 - 35.25   1,046,603          0.17 0.89 - 1.35    17.12 - 17.66
MSF BlackRock Money Market  2011 59,067,302      9.55 - 25.84 633,625,012            -- 0.95 - 2.35   (2.32) - (0.94)
  Sub-Account               2010 51,015,018      9.77 - 26.15 553,885,805            -- 0.95 - 2.35   (2.32) - (0.64)
                            2009 54,211,009      9.99 - 26.46 576,532,284          0.25 1.00 - 2.35   (2.07) - (0.48)
                            2008 55,686,362     10.19 - 26.67 595,304,545          2.42 1.15 - 2.35      0.21 - 1.42
                            2007 22,951,175     10.16 - 25.09 241,601,183          4.74 1.15 - 2.35      2.37 - 3.61
MSF Davis Venture Value     2011 48,368,185     11.12 - 35.45 599,153,697          1.01 0.89 - 2.35  (11.86) - (4.88)
  Sub-Account               2010 46,415,423     11.87 - 37.27 606,785,200          0.87 0.89 - 2.35     9.22 - 11.01
                            2009 41,123,511     10.86 - 33.58 487,864,492          1.37 0.89 - 2.35    28.77 - 30.82
                            2008 37,459,395      8.43 - 25.67 339,962,645          1.19 0.89 - 2.35 (40.87) - (38.31)
                            2007 39,936,774     14.23 - 42.70 599,873,294          0.67 0.89 - 2.35      1.99 - 3.65
MSF FI Value Leaders        2011    289,554     14.65 - 16.57   4,601,785          1.01 1.50 - 2.30   (8.38) - (7.64)
  Sub-Account               2010    305,583     15.99 - 17.94   5,267,530          1.44 1.50 - 2.30    11.85 - 12.75
                            2009    265,682     14.30 - 15.91   4,072,835          2.66 1.50 - 2.30    18.94 - 19.90
                            2008    251,266     12.02 - 13.27   3,223,563          1.80 1.50 - 2.30 (40.40) - (39.92)
                            2007    211,868     20.17 - 22.08   4,542,761          0.69 1.50 - 2.30      1.71 - 2.53
MSF Jennison Growth         2011 20,877,221      2.55 - 12.29 248,172,110          0.06 1.30 - 2.35   (2.11) - (0.86)
  Sub-Account               2010 20,230,170      2.57 - 12.42 243,817,657          0.38 1.30 - 2.35     8.74 - 10.07
                            2009 17,375,446      2.33 - 11.31 190,651,501            -- 1.30 - 2.35    36.32 - 38.02
                            2008 14,090,231       1.69 - 8.21 112,407,198          2.13 1.30 - 2.35 (38.03) - (37.13)
                            2007 14,275,390      2.70 - 13.10 182,244,421          0.19 1.30 - 2.35     8.79 - 10.11
MSF Loomis Sayles Small Cap 2011    310,374     30.16 - 36.63  10,317,247            -- 1.20 - 2.30   (1.94) - (0.86)
  Core Sub-Account          2010    214,307     30.76 - 36.95   7,224,075            -- 1.20 - 2.30    24.32 - 25.69
  (Commenced 07/14/2008)    2009     73,444     25.33 - 29.40   1,990,671            -- 1.20 - 2.15    27.16 - 28.38
                            2008        926     21.12 - 22.90      20,162            -- 1.20 - 1.75 (25.82) - (25.62)
MSF Met/Artisan Mid Cap     2011 14,599,235     13.33 - 36.59 215,514,020          0.79 0.89 - 2.35      4.02 - 5.81
  Value Sub-Account         2010 15,163,945     12.80 - 34.58 213,857,206          0.59 0.89 - 2.35    12.09 - 14.02
                            2009 15,659,935     11.41 - 30.33 195,923,686          0.84 0.89 - 2.35    37.92 - 40.31
                            2008 16,302,851      8.27 - 21.61 146,716,944          0.06 0.89 - 2.35 (47.39) - (46.49)
                            2007 18,551,932     15.69 - 40.39 316,048,072          0.35 0.89 - 2.35   (9.25) - (7.67)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                   ---------------------------------------- ---------------------------------------------
                                                                                           EXPENSE(2)         TOTAL(3)
                                                     UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                      LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                   ---------- ----------------- ----------- ------------- ----------- -------------------
MSF Met/Dimensional           2011  3,336,605     13.82 - 14.29  47,225,164          1.94 1.30 - 2.35 (18.19) - (17.33)
  International Small Company 2010  2,082,274     16.89 - 17.28  35,750,236          1.30 1.30 - 2.35    19.74 - 21.01
  Sub-Account                 2009  1,225,665     14.11 - 14.28  17,436,960            -- 1.30 - 2.35    39.40 - 40.87
  (Commenced 11/10/2008)      2008     12,651     10.12 - 10.14     128,139            -- 1.30 - 2.05      0.61 - 0.71
MSF MetLife Conservative      2011    850,770     11.86 - 12.35  10,395,348          2.37 1.55 - 2.15      1.06 - 1.66
  Allocation Sub-Account      2010    830,223     11.74 - 12.15   9,998,191          4.06 1.55 - 2.15      7.71 - 8.36
                              2009    967,744     10.85 - 11.21  10,771,428          3.20 1.55 - 2.25    17.85 - 18.68
                              2008    602,771       9.24 - 9.44   5,653,460          0.85 1.55 - 2.15 (16.21) - (15.71)
                              2007    242,633     11.07 - 11.20   2,702,849            -- 1.55 - 2.00      3.47 - 3.94
MSF MetLife Conservative to   2011    608,383     11.48 - 11.91   7,143,945          2.14 1.55 - 2.10   (1.04) - (0.50)
  Moderate Allocation         2010    782,775     11.60 - 11.97   9,257,856          3.38 1.55 - 2.10      9.21 - 9.81
  Sub-Account                 2009    836,071     10.62 - 10.90   9,016,185          3.07 1.55 - 2.10    21.11 - 21.78
                              2008    664,967       8.77 - 8.95   5,902,351          1.05 1.55 - 2.10 (23.23) - (22.81)
                              2007    392,909     11.42 - 11.59   4,529,792            -- 1.55 - 2.10      2.62 - 3.19
MSF MetLife Mid Cap Stock     2011  4,708,991      1.73 - 18.33  77,805,929          0.70 0.89 - 2.35   (4.50) - (2.76)
  Index Sub-Account           2010  3,443,301     15.77 - 18.85  59,472,935          0.76 0.89 - 2.20    23.19 - 25.17
                              2009  1,692,693     12.86 - 15.06  23,983,061          1.55 0.89 - 2.15    28.41 - 35.78
                              2008    999,722     10.67 - 11.09  10,679,425          1.39 0.89 - 1.35 (37.03) - (36.74)
                              2007    886,564     16.94 - 17.54  15,036,423          0.79 0.89 - 1.35      6.33 - 6.82
MSF MetLife Moderate          2011  3,930,913     10.88 - 11.40  44,282,730          1.52 1.55 - 2.25   (3.55) - (2.89)
  Allocation Sub-Account      2010  4,192,524     11.28 - 11.74  48,715,861          2.53 1.55 - 2.25    10.65 - 11.44
                              2009  4,293,013     10.20 - 10.54  44,856,785          2.96 1.55 - 2.25    23.72 - 24.58
                              2008  4,259,716       8.24 - 8.46  35,786,827          0.77 1.55 - 2.25 (30.23) - (29.73)
                              2007  3,351,654     11.81 - 12.04  40,157,114          0.01 1.55 - 2.25      2.01 - 2.73
MSF MetLife Moderate to       2011  4,632,179     10.23 - 10.65  48,721,974          1.43 1.55 - 2.15   (5.81) - (5.25)
  Aggressive Allocation       2010  5,194,016     10.86 - 11.24  57,766,976          2.14 1.55 - 2.15    12.25 - 12.94
  Sub-Account                 2009  5,328,120       9.67 - 9.95  52,562,753          2.53 1.55 - 2.15    26.35 - 27.11
                              2008  5,745,796       7.65 - 7.83  44,674,622          0.61 1.55 - 2.25 (36.57) - (36.12)
                              2007  5,047,763     12.02 - 12.25  61,541,186          0.02 1.55 - 2.25      1.53 - 2.24
MSF MetLife Stock Index       2011 25,347,914      4.22 - 46.18 355,993,780          1.55 0.89 - 2.90    (1.15) - 0.94
  Sub-Account                 2010 23,801,960     11.03 - 45.76 343,187,076          1.63 0.89 - 2.90    11.41 - 13.81
                              2009 21,150,594      9.85 - 40.20 281,243,641          2.10 0.89 - 2.90    23.01 - 26.75
                              2008 15,678,062      8.00 - 32.13 164,166,647          1.80 0.89 - 2.35 (38.72) - (37.66)
                              2007 17,885,006     13.05 - 51.54 299,989,839          0.90 0.89 - 2.35      2.52 - 4.30
MSF MFS Total Return          2011    826,212     38.00 - 54.49  36,390,818          2.68 0.89 - 2.15      0.04 - 1.51
  Sub-Account                 2010    929,202     37.99 - 53.68  40,676,709          2.91 0.89 - 2.15      7.53 - 9.10
                              2009  1,006,138     35.33 - 49.20  40,772,224          4.14 0.89 - 2.15    15.84 - 17.55
                              2008    977,440     30.49 - 41.85  34,110,264          3.52 0.89 - 2.30 (24.08) - (15.13)
                              2007  1,100,140     38.88 - 54.24  50,198,332          1.84 0.89 - 2.30      1.79 - 3.45
MSF MFS Value Sub-Account     2011  3,145,406     12.27 - 14.81  43,754,913          1.57 0.89 - 2.30   (1.43) - (0.04)
                              2010  3,234,649     12.33 - 14.90  45,430,281          1.32 0.89 - 2.30     8.89 - 10.44
                              2009  2,664,361     11.22 - 13.56  33,984,060            -- 0.89 - 2.30    18.08 - 19.75
                              2008  2,080,451      9.41 - 11.38  22,207,620          1.81 0.89 - 2.30 (30.55) - (21.82)
                              2007  1,601,257     14.33 - 17.03  25,634,063          0.27 0.89 - 2.30    (5.09) - 6.03

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                             AS OF DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
                                  ---------------------------------------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                    UNIT VALUE             INVESTMENT(1)       RATIO           RETURN
                                                     LOWEST TO         NET        INCOME   LOWEST TO        LOWEST TO
                                       UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                  ---------- ----------------- ----------- ------------- ----------- -------------------
MSF Morgan Stanley EAFE      2011  6,390,970      1.15 - 12.29  69,159,210          2.23 0.89 - 2.15 (14.50) - (13.28)
  Index Sub-Account          2010  4,636,491     11.54 - 14.17  58,834,689          2.24 0.89 - 2.15      5.47 - 7.24
                             2009  2,230,107     10.94 - 13.21  27,098,496          3.30 0.89 - 2.15    26.95 - 35.25
                             2008  1,129,559      9.89 - 10.36  11,178,515          2.94 0.89 - 1.35 (42.86) - (42.60)
                             2007  1,079,041     17.30 - 18.05  18,684,621          1.93 0.89 - 1.35      9.32 - 9.83
MSF Neuberger Berman         2011    647,811     15.96 - 18.50  11,266,993          0.73 0.89 - 1.95    (7.38) - 4.87
  Genesis Sub-Account        2010    578,563     16.81 - 17.64   9,730,049          0.51 0.89 - 1.35    19.95 - 20.50
                             2009    605,787     14.02 - 14.64   8,493,213          1.10 0.89 - 1.35    11.63 - 12.15
                             2008    587,465     12.56 - 13.06   7,377,709          0.53 0.89 - 1.35 (39.23) - (38.95)
                             2007    625,394     20.66 - 21.39  12,924,658          0.30 0.89 - 1.35   (4.75) - (4.31)
MSF Neuberger Berman Mid     2011    176,128     20.45 - 23.63   3,882,043          0.53 1.20 - 2.30   (8.79) - (7.79)
  Cap Value Sub-Account      2010     82,451     22.42 - 25.62   1,984,636          0.22 1.20 - 2.30    23.19 - 24.55
  (Commenced 7/14/2008)      2009     11,335     18.92 - 20.57     225,554          0.60 1.20 - 1.95    44.89 - 45.97
                             2008      1,374     13.33 - 14.09      18,573            -- 1.20 - 1.75 (40.64) - (40.49)
MSF Oppenheimer Global       2011    559,531     15.55 - 17.64   9,330,001          1.79 0.95 - 1.95  (10.17) - (9.41)
  Equity Sub-Account         2010    608,969     17.31 - 19.88  11,272,119          1.34 0.95 - 1.95    13.69 - 14.83
                             2009    672,213     15.23 - 17.32  10,903,654          2.29 0.95 - 1.95    37.10 - 38.48
                             2008    671,786     11.17 - 12.50   7,900,093          1.77 0.95 - 1.90 (41.68) - (41.12)
                             2007    501,067     19.16 - 21.24   9,987,034          0.71 0.95 - 1.90      4.25 - 5.25
MSF Russell 2000 Index       2011  3,926,223      1.75 - 18.93  64,081,468          0.84 0.89 - 2.35   (6.46) - (4.95)
  Sub-Account                2010  2,703,578      7.11 - 19.92  46,792,763          0.77 0.89 - 2.35    23.61 - 25.79
                             2009  1,108,328      5.68 - 15.83  15,337,009          1.65 0.89 - 2.20    24.25 - 26.62
                             2008    478,053      4.57 - 12.68   5,298,056          1.35 0.89 - 1.40 (34.43) - (34.05)
                             2007    481,904      6.97 - 19.23   8,015,832          0.93 0.89 - 1.40   (2.89) - (2.39)
MSF T. Rowe Price Large Cap  2011     44,809     30.91 - 33.42   1,465,621            -- 1.50 - 1.90   (3.19) - (2.80)
  Growth Sub-Account         2010     40,496     31.93 - 34.38   1,365,647          0.07 1.50 - 1.90    14.55 - 15.01
  (Commenced 4/28/2008)      2009     39,614     27.87 - 29.90   1,161,818          0.32 1.50 - 1.90    40.35 - 40.91
                             2008     27,135     19.86 - 21.22     565,146            -- 1.50 - 1.90 (44.05) - (43.82)
MSF T. Rowe Price Small Cap  2011    417,381     16.23 - 21.67   7,500,142            -- 0.89 - 2.15    (0.70) - 0.87
  Growth Sub-Account         2010    465,332     16.01 - 21.48   8,285,648            -- 0.89 - 2.30    31.60 - 33.71
                             2009    481,022     12.16 - 16.06   6,406,764          0.12 0.89 - 2.30    35.49 - 37.73
                             2008    332,266      8.98 - 11.66   3,243,702            -- 0.89 - 2.30 (37.08) - (34.32)
                             2007     77,656     16.25 - 18.44   1,279,290            -- 0.89 - 1.40      8.32 - 8.88
MSF Van Eck Global Natural   2011  6,910,683     15.07 - 15.51 106,332,935          1.10 1.30 - 2.20 (18.49) - (17.75)
  Resources Sub-Account      2010  3,967,225     18.49 - 18.86  74,371,723          0.25 1.30 - 2.20    26.22 - 27.36
  (Commenced 5/4/2009)       2009  1,195,095     14.65 - 14.80  17,635,926            -- 1.30 - 2.20    35.00 - 35.82
MSF Western Asset            2011 16,038,241     15.32 - 19.49 285,529,978          1.20 0.95 - 2.35      2.83 - 4.28
  Management U.S. Government 2010 12,558,586     14.90 - 18.69 214,907,918          2.24 0.95 - 2.35      3.04 - 4.50
  Sub-Account                2009  8,573,371     14.46 - 17.89 140,925,866          4.06 0.95 - 2.35      1.67 - 3.10
                             2008  5,356,593     14.23 - 17.35  85,351,962          3.54 0.95 - 2.35   (2.85) - (1.48)
                             2007  2,760,203     14.93 - 17.61  44,641,935          2.32 0.95 - 2.30      1.76 - 3.04
Neuberger Berman Genesis     2011        474             15.72       7,443          0.84        0.89             3.67
  Sub-Account                2010        571             15.16       8,663            --        0.89            20.30
                             2009        697             12.60       8,785            --        0.89            25.13
                             2008        809             10.07       8,146          3.68        0.89           (33.45)
                             2007        927             15.13      14,022          0.14        0.89            20.72

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                    -------------------------------------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                     UNIT VALUE            INVESTMENT(1)       RATIO           RETURN
                                                      LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    --------- ----------------- ---------- ------------- ----------- -------------------
Oppenheimer VA Core Bond       2011     1,878              5.41     10,150          5.76        1.40             6.77
  Sub-Account                  2010     1,952              5.06      9,885          4.81        1.40             9.87
                               2009    12,533              4.61     57,756            --        1.40             8.09
                               2008    22,518              4.26     96,005          4.53        1.40           (39.90)
                               2007    37,290              7.09    264,529          5.54        1.40             2.93
Oppenheimer VA Global          2011       443              9.20      4,075          3.19        1.40            (0.55)
  Strategic Income Sub-Account 2010       443              9.25      4,097         16.19        1.40            13.38
                               2009     1,786              8.16     14,575          0.53        1.40            17.17
                               2008     1,903              6.97     13,254          5.21        1.40           (15.40)
                               2007     5,661              8.23     46,614          3.59        1.40             8.16
Oppenheimer VA Main Street     2011 4,964,464      9.98 - 17.13 81,494,321          0.36 0.95 - 1.75   (4.07) - (3.30)
  Small- & Mid-Cap             2010 4,127,208     10.35 - 17.72 70,331,777          0.37 0.95 - 1.75    20.92 - 21.90
  Sub-Account                  2009 3,126,840      8.51 - 14.54 43,881,910          0.52 0.95 - 1.75    34.52 - 35.58
                               2008 1,863,546      6.29 - 10.72 19,372,328          0.18 0.95 - 1.75 (39.08) - (38.59)
                               2007   492,857     10.26 - 17.46  8,314,186          0.03 0.95 - 1.75  (13.41) - (2.47)
Oppenheimer VA Main Street     2011    22,109              4.85    107,300          1.27        1.40            (1.40)
  Sub-Account                  2010    24,227              4.92    119,249          1.11        1.40            14.49
                               2009    28,105              4.30    120,826          1.94        1.40            26.52
                               2008    31,897              3.40    108,399          1.52        1.40           (39.33)
                               2007    45,428              5.60    254,460          1.11        1.40             2.96
Oppenheimer VA Money           2011    20,177              5.69    114,709          0.01        1.40            (1.37)
  Sub-Account                  2010    20,177              5.76    116,310          0.03        1.40            (1.37)
                               2009    20,177              5.84    117,917          0.35        1.40            (1.07)
                               2008    25,333              5.91    149,653          2.83        1.40             1.34
                               2007    28,881              5.83    168,352          4.98        1.40             3.52
Pioneer VCT Cullen Value       2011   238,409       8.34 - 8.68  2,036,161          0.72 1.20 - 1.95   (5.53) - (4.82)
  Sub-Account                  2010   243,744       8.83 - 9.11  2,192,843          0.58 1.20 - 1.95      7.15 - 7.96
  (Commenced 7/14/2008)        2009   223,412       8.19 - 8.44  1,867,892          0.70 1.20 - 2.15    13.26 - 14.34
                               2008    21,316       7.29 - 7.38    156,566            -- 1.20 - 1.75 (21.91) - (21.71)
Pioneer VCT Emerging           2011    48,427     14.01 - 15.29    705,700            -- 1.20 - 1.95 (25.09) - (24.53)
  Markets Sub-Account          2010    62,764     18.70 - 20.26  1,212,537          0.32 1.20 - 1.95    13.38 - 14.23
  (Commenced 7/14/2008)        2009    60,035     16.18 - 17.74  1,020,914          0.63 1.20 - 2.15    70.32 - 71.96
                               2008     4,387      9.83 - 10.32     43,804            -- 1.20 - 1.75 (50.82) - (50.69)
Pioneer VCT Equity Income      2011    17,862     19.96 - 21.90    371,272          2.00 1.20 - 1.95      3.73 - 4.51
  Sub-Account                  2010    18,868     19.24 - 20.95    375,754          2.07 1.20 - 1.95    16.93 - 17.81
  (Commenced 7/14/2008)        2009    20,833     16.12 - 17.79    354,460          3.38 1.20 - 2.15    11.47 - 12.53
                               2008     2,134     15.01 - 15.22     32,445          0.69 1.60 - 1.75 (22.10) - (22.05)
Pioneer VCT Ibbotson Growth    2011 1,225,572     14.18 - 14.93 17,736,364          1.94 1.20 - 1.95   (5.14) - (4.42)
  Allocation Sub-Account       2010 1,275,136     14.95 - 15.62 19,386,421          1.88 1.20 - 1.95    12.55 - 13.39
  (Commenced 7/14/2008)        2009 1,257,274     13.28 - 13.78 16,934,322          2.87 1.20 - 1.95    30.11 - 31.09
                               2008   346,884     10.21 - 10.51  3,587,235            -- 1.20 - 1.95 (27.48) - (27.22)
Pioneer VCT Ibbotson Moderate  2011 1,795,010     13.82 - 14.81 25,968,930          2.49 1.20 - 2.20   (4.21) - (3.25)
  Allocation Sub-Account       2010 1,833,743     14.43 - 15.31 27,517,066          2.53 1.20 - 2.20    11.44 - 12.56
  (Commenced 7/14/2008)        2009 1,818,031     12.95 - 13.60 24,317,338          3.10 1.20 - 2.20    28.59 - 29.89
                               2008   109,195     10.23 - 10.47  1,127,161            -- 1.20 - 1.80 (24.71) - (24.50)

METLIFE INVESTORS USA SEPARATE ACCOUNT A
OF METLIFE INVESTORS USA INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                           AS OF DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                 -------------------------------------- ---------------------------------------------
                                                                                       EXPENSE(2)         TOTAL(3)
                                                  UNIT VALUE            INVESTMENT(1)       RATIO           RETURN
                                                   LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                     UNITS       HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                 --------- ----------------- ---------- ------------- ----------- -------------------
Pioneer VCT Mid Cap Value   2011 1,688,831     26.60 - 31.48 49,145,077          0.64 0.95 - 1.95   (7.66) - (6.73)
  Sub-Account               2010 1,493,349     28.81 - 33.76 46,621,818          0.87 0.95 - 1.95    15.62 - 16.78
                            2009 1,309,529     24.92 - 28.91 35,037,503          1.29 0.95 - 1.95    22.85 - 24.08
                            2008 1,105,223     20.42 - 23.30 23,891,796          0.87 0.95 - 1.90 (35.01) - (34.39)
                            2007   813,072     31.43 - 35.50 26,728,784          0.54 0.95 - 1.90      3.35 - 4.34
Pioneer VCT Real Estate     2011    12,968     18.70 - 20.38    251,847          2.24 1.20 - 1.95      7.64 - 8.45
  Shares Sub-Account        2010    12,983     17.38 - 18.80    234,208          2.42 1.20 - 1.95    26.06 - 27.01
  (Commenced 7/14/2008)     2009    16,034     13.78 - 14.80    228,918          4.81 1.20 - 1.95    29.02 - 29.98
                            2008     3,001     10.87 - 11.38     33,133          1.71 1.20 - 1.75 (32.64) - (32.47)
T. Rowe Price Growth Stock  2011    73,401             81.96  6,015,937          0.02        0.89            (1.85)
  Sub-Account               2010    85,875             83.50  7,170,858          0.06        0.89            15.89
                            2009    97,059             72.05  6,993,261          0.21        0.89            41.98
                            2008   104,973             50.75  5,327,165          0.40        0.89           (42.77)
                            2007   118,255             88.67 10,486,221          0.60        0.89             9.38
T. Rowe Price International 2011    59,337             11.89    705,529          1.20        0.89           (13.11)
  Stock Sub-Account         2010    68,117             13.68    932,126          1.13        0.89            13.46
                            2009    72,797             12.06    877,970          2.49        0.89            50.86
                            2008    76,425              7.99    610,995          1.51        0.89           (48.48)
                            2007    87,971             15.52  1,365,106          1.62        0.89            12.42
T. Rowe Price Prime Reserve 2011    54,384             17.91    973,756          0.01        0.89            (0.87)
  Sub-Account               2010    70,013             18.06  1,264,618          0.01        0.89            (0.87)
                            2009    76,856             18.22  1,400,475          0.22        0.89            (0.70)
                            2008   120,897             18.35  2,218,473          2.47        0.89             1.64
                            2007    96,955             18.05  1,750,411          4.77        0.89             3.94
UIF U.S. Real Estate        2011 2,367,197     24.43 - 51.96 76,564,905          0.85 0.95 - 1.90      3.93 - 4.92
  Sub-Account               2010 2,327,750     23.50 - 49.52 68,963,648          2.15 0.95 - 1.90    27.52 - 28.73
                            2009 2,542,094     18.43 - 38.47 56,466,102          3.31 0.95 - 1.90    25.93 - 27.14
                            2008 2,248,952     14.64 - 30.26 38,153,749          3.39 0.95 - 1.90 (39.07) - (38.49)
                            2007 2,043,530     24.02 - 49.19 52,908,525          2.27 0.95 - 1.90 (18.64) - (17.86)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Sub-Account invests.

(2) These amounts represent annualized contract expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

This page is intentionally left blank.

METLIFE INVESTORS USA INSURANCE COMPANY

Consolidated Financial Statements

As of December 31, 2011 and 2010 and for the Years Ended December 31, 2011, 2010 and 2009 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of MetLife Investors USA Insurance Company:

We have audited the accompanying consolidated balance sheets of MetLife Investors USA Insurance Company and its subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Investors USA Insurance Company and its subsidiary as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 5, 2012

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                        2011     2010
                                                                                                      -------- --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $9,405 and
   $8,350, respectively)............................................................................. $ 10,457 $  8,676
  Equity securities available-for-sale, at estimated fair value (cost: $2 and $3, respectively)......        2        3
  Mortgage loans (net of valuation allowances of $11 and $12, respectively)..........................    1,508    1,175
  Policy loans.......................................................................................      102       64
  Real estate joint ventures.........................................................................       30       30
  Other limited partnership interests................................................................      535      456
  Short-term investments, principally at estimated fair value........................................      779      113
  Other invested assets, principally at estimated fair value.........................................      606      215
                                                                                                      -------- --------
    Total investments................................................................................   14,019   10,732
Cash and cash equivalents............................................................................      108      240
Accrued investment income............................................................................      120      105
Premiums, reinsurance and other receivables..........................................................   12,679    9,778
Deferred policy acquisition costs....................................................................    3,542    2,965
Current income tax recoverable.......................................................................       83       25
Other assets.........................................................................................      739      728
Separate account assets..............................................................................   56,820   42,435
                                                                                                      -------- --------
    Total assets..................................................................................... $ 88,110 $ 67,008
                                                                                                      ======== ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits............................................................................... $  3,085 $  2,092
Policyholder account balances........................................................................   13,773   11,197
Other policy-related balances........................................................................    2,449    2,120
Payables for collateral under securities loaned and other transactions...............................    1,672    1,246
Long-term debt.......................................................................................       42       45
Deferred income tax liability........................................................................    1,140      580
Other liabilities....................................................................................    4,314    3,601
Separate account liabilities.........................................................................   56,820   42,435
                                                                                                      -------- --------
    Total liabilities................................................................................   83,295   63,316
                                                                                                      -------- --------

CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY
Preferred stock, par value $1.00 per share; 200,000 shares authorized, issued and outstanding........       --       --
Common stock, par value $200.00 per share; 15,000 shares authorized; 11,000 shares issued and
 outstanding.........................................................................................        2        2
Additional paid-in capital...........................................................................    2,520    2,520
Retained earnings....................................................................................    1,604    1,063
Accumulated other comprehensive income (loss)........................................................      689      107
                                                                                                      -------- --------
    Total stockholder's equity.......................................................................    4,815    3,692
                                                                                                      -------- --------
    Total liabilities and stockholder's equity....................................................... $ 88,110 $ 67,008
                                                                                                      ======== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                 2011     2010     2009
                                                                               -------  -------  -------
REVENUES
Premiums...................................................................... $   647  $   357  $   393
Universal life and investment-type product policy fees........................   1,288      991      745
Net investment income.........................................................     586      520      349
Other revenues................................................................     314      302      237
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................      --       (9)     (18)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      (2)       5        5
 Other net investment gains (losses)..........................................      (5)      19      (11)
                                                                               -------  -------  -------
   Total net investment gains (losses)........................................      (7)      15      (24)
Net derivative gains (losses).................................................     701      115     (603)
                                                                               -------  -------  -------
     Total revenues...........................................................   3,529    2,300    1,097
                                                                               -------  -------  -------

EXPENSES
Policyholder benefits and claims..............................................     779      486      457
Interest credited to policyholder account balances............................     424      413      409
Other expenses................................................................   1,582    1,024      613
                                                                               -------  -------  -------
     Total expenses...........................................................   2,785    1,923    1,479
                                                                               -------  -------  -------
Income (loss) before provision for income tax.................................     744      377     (382)
Provision for income tax expense (benefit)....................................     203       85     (185)
                                                                               -------  -------  -------
Net income (loss)............................................................. $   541  $   292  $  (197)
                                                                               =======  =======  =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                     ACCUMULATED OTHER
                                                                                COMPREHENSIVE INCOME (LOSS)
                                                                           -------------------------------------
                                                                                NET                     FOREIGN
                                                      ADDITIONAL             UNREALIZED   OTHER-THAN   CURRENCY       TOTAL
                                     PREFERRED COMMON  PAID-IN   RETAINED    INVESTMENT    TEMPORARY  TRANSLATION STOCKHOLDER'S
                                       STOCK   STOCK   CAPITAL   EARNINGS  GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS    EQUITY
                                     --------- ------ ---------- --------  -------------- ----------- ----------- -------------
Balance at January 1, 2009..........   $  --    $  2   $  1,945  $    968     $  (274)       $  --       $  --     $    2,641
Capital contribution from MetLife
 Insurance Company of Connecticut...                        575                                                           575
Comprehensive income (loss):
 Net income (loss)..................                                 (197)                                               (197)
 Other comprehensive income (loss):
   Unrealized gains (losses) on
    derivative instruments, net of
    income tax......................                                                1                                       1
   Unrealized investment gains
    (losses), net of related
    offsets and income tax..........                                              240           (2)                       238
                                                                                                                   ----------
   Other comprehensive income
    (loss)..........................                                                                                      239
                                                                                                                   ----------
 Comprehensive income (loss)........                                                                                       42
                                       -----    ----   --------  --------     -------        -----       -----     ----------
Balance at December 31, 2009........      --       2      2,520       771         (33)          (2)         --          3,258
Comprehensive income (loss):
 Net income (loss)..................                                  292                                                 292
 Other comprehensive income (loss):
   Unrealized gains (losses) on
    derivative instruments, net of
    income tax......................                                              (47)                                    (47)
   Unrealized investment gains
    (losses), net of related
    offsets and income tax..........                                              190           (1)                       189
                                                                                                                   ----------
   Other comprehensive income
    (loss)..........................                                                                                      142
                                                                                                                   ----------
 Comprehensive income (loss)........                                                                                      434
                                       -----    ----   --------  --------     -------        -----       -----     ----------
Balance at December 31, 2010........      --       2      2,520     1,063         110           (3)         --          3,692
Comprehensive income (loss):
 Net income (loss)..................                                  541                                                 541
 Other comprehensive income (loss):
   Unrealized gains (losses) on
    derivative instruments, net of
    income tax......................                                              129                                     129
   Unrealized investment gains
    (losses), net of related
    offsets and income tax..........                                              455           (1)                       454
   Foreign currency translation
    adjustments, net of income tax..                                                                        (1)            (1)
                                                                                                                   ----------
   Other comprehensive income
    (loss)..........................                                                                                      582
                                                                                                                   ----------
 Comprehensive income (loss)........                                                                                    1,123
                                       -----    ----   --------  --------     -------        -----       -----     ----------
Balance at December 31, 2011........   $  --    $  2   $  2,520  $  1,604     $   694        $  (4)      $  (1)    $    4,815
                                       =====    ====   ========  ========     =======        =====       =====     ==========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                                      2011      2010      2009
                                                                                                    --------  --------  --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).................................................................................. $    541  $    292  $   (197)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...........................................................       20        23        15
  Amortization of premiums and accretion of discounts associated with investments, net.............      (45)      (28)      (25)
  (Gains) losses on investments and derivatives, net...............................................     (802)     (233)      627
  (Income) loss from equity method investments, net of dividends or distributions..................       (2)      (57)        3
  Interest credited to policyholder account balances...............................................      424       413       409
  Universal life and investment-type product policy fees...........................................   (1,288)     (991)     (745)
  Change in accrued investment income..............................................................      (14)      (21)      (30)
  Change in premiums, reinsurance and other receivables............................................     (710)   (2,560)   (1,694)
  Change in deferred policy acquisition costs, net.................................................     (578)     (457)     (531)
  Change in income tax recoverable (payable).......................................................      188        61       (42)
  Change in other assets...........................................................................    1,058       711       275
  Change in insurance-related liabilities and policy-related balances..............................    1,299       971       753
  Change in other liabilities......................................................................      363     2,079      (109)
  Other, net.......................................................................................       --         1        --
                                                                                                    --------  --------  --------
Net cash provided by (used in) operating activities................................................      454       204    (1,291)
                                                                                                    --------  --------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities........................................................................    3,137     4,488     2,948
  Equity securities................................................................................        5         1         7
  Mortgage loans...................................................................................       56        21        31
  Other limited partnership interests..............................................................       93        46        46
Purchases of:
  Fixed maturity securities........................................................................   (4,274)   (4,983)   (6,059)
  Equity securities................................................................................       (5)       --        (2)
  Mortgage loans...................................................................................     (387)     (600)     (259)
  Real estate joint ventures.......................................................................       (1)       (4)       (5)
  Other limited partnership interests..............................................................     (164)     (161)      (75)
Cash received in connection with freestanding derivatives..........................................       22         2         5
Cash paid in connection with freestanding derivatives..............................................      (25)      (48)       (9)
Issuances of loans to affiliates...................................................................     (125)       --        --
Net change in policy loans.........................................................................      (38)      (14)       (9)
Net change in short-term investments...............................................................     (666)      732       837
Net change in other invested assets................................................................       25       (80)      (80)
                                                                                                    --------  --------  --------
Net cash used in investing activities..............................................................   (2,347)     (600)   (2,624)
                                                                                                    --------  --------  --------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits.........................................................................................    4,984     3,219     4,851
  Withdrawals......................................................................................   (3,647)   (2,634)   (2,343)
Net change in payables for collateral under securities loaned and other transactions...............      426      (361)      719
Long-term debt repaid..............................................................................       (3)       --        --
Financing element on certain derivative instruments................................................        1        --        --
Capital contribution from MetLife Insurance Company of Connecticut.................................       --        --       575
                                                                                                    --------  --------  --------
Net cash provided by financing activities..........................................................    1,761       224     3,802
                                                                                                    --------  --------  --------
Change in cash and cash equivalents................................................................     (132)     (172)     (113)
Cash and cash equivalents, beginning of year.......................................................      240       412       525
                                                                                                    --------  --------  --------
CASH AND CASH EQUIVALENTS, END OF YEAR............................................................. $    108  $    240  $    412
                                                                                                    ========  ========  ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
  Interest......................................................................................... $      2  $     --  $     --
                                                                                                    ========  ========  ========
  Income tax....................................................................................... $     16  $     20  $   (142)
                                                                                                    ========  ========  ========
Non-cash transactions during the year:
  Long-term debt issued in exchange for certain other invested assets.............................. $     --  $     45  $     --
                                                                                                    ========  ========  ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

 BUSINESS

  MetLife Investors USA Insurance Company ("MLI-USA") and its subsidiary and affiliate, (the "Company"), a Delaware domiciled life insurance company is a wholly-owned subsidiary of MetLife Insurance Company of Connecticut ("MICC"). MICC is a subsidiary of MetLife, Inc. ("MetLife"). The Company markets, administers and insures a broad range of term life and universal and variable life insurance policies and variable and fixed annuity contracts.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements include the accounts of MetLife Investors USA Insurance Company and its subsidiary, as well as a partnership in which the Company has control. Intercompany accounts and transactions have been eliminated.

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

  A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

 Investments

  The accounting policies for the Company's principal investments are as follows:

    Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

    Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

    Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale."

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
  (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

    Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

    (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

   (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

    Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

    Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

     Mortgage loans are considered to be impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

     For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level.

     All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

     For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

     For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

     Mortgage Loans Modified in a Troubled Debt Restructuring. For a small portion of the portfolio, classified as troubled debt restructurings, concessions are granted related to the borrowers' financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

    Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

    Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures' or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

    Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

    Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, loans to affiliates, leveraged leases and tax credit partnerships.

    Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

    Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

    Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

    Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

    Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

    When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in Note 4. Such estimated fair values are based on available market information and management's judgments about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 4.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

    The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

    The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, and certain structured investment transactions) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

    The Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary.

    The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

    For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on an annual basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Derivative Financial Instruments

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

  The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

  Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statements of operations within interest income or interest expense to match the location of the hedged item.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statements of operations within interest income or interest expense to match the location of the hedged item.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

 Fair Value

  As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

  The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

 Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Computer Software

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $84 million and $90 million at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $35 million and $41 million at December 31, 2011 and 2010, respectively. Related amortization expense was $12 million, $16 million and $10 million for the years ended December 31, 2011, 2010 and 2009, respectively.

 Deferred Policy Acquisition Costs

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

  The Company amortizes DAC on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

  The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (primarily term insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

  The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The Company amortizes DAC related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Sales Inducements

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

 Value of Distribution Agreements

  Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements. The VODA associated with past acquisitions contributed to the Company by MetLife is amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA to determine the recoverability of these balances.

 Liability for Future Policy Benefits and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

  The Company began selling participating traditional life insurance policies in 2011. Such policies are 90% reinsured. Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate of 4%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts).

  Participating business represented approximately 1% of the Company's life insurance in-force at December 31, 2011. Participating policies represented approximately 12% of gross life insurance premiums for the year ended December 31, 2011.

  Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 4% to 7%.

  Future policy benefit liabilities for traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 8%.

  Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under "-- Variable Annuity Guaranteed Minimum Benefits."

  The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to policy account values, which consist of an accumulation of gross premium payments and credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals.

 Variable Annuity Guaranteed Minimum Benefits

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

  These guarantees include:

    . Guaranteed minimum death benefit ("GMDB") that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    . Guaranteed minimum income benefit ("GMIB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

    . Guaranteed minimum withdrawal benefit ("GMWB") that guarantees the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contracts include guaranteed withdrawals that are life contingent.

    . Guaranteed minimum accumulation benefit ("GMAB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

  Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

  GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

  The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

  These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded the risk associated with GMDB, GMIB, GMAB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

 Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, and policyholder dividends due and unpaid.

  The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies. Such liability is presented at amounts contractually due to policyholders.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

 Other Revenues

  Other revenues include fees on reinsurance financing agreements and advisory fees. Such fees are recognized in the period in which services are performed.

 Income Taxes

  The Company was excluded from MetLife's life/non-life consolidated federal tax return since it became a subsidiary of MICC in 2006. In 2011, the Company together with MICC and its subsidiaries were able to join the MetLife life/non-life consolidated federal tax return and became a party to the MetLife tax sharing agreement. Prior to 2011, the Company filed a consolidated tax return with MICC.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  (i)future taxable income exclusive of reversing temporary differences and carryforwards;

 (ii)future reversals of existing taxable temporary differences;

(iii)taxable income in prior carryback years; and

 (iv)tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its life insurance products and also as a provider of reinsurance for some insurance products issued by related parties.

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments, and as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

 Foreign Currency

  The results of foreign investments in other limited partnership interests are recorded based on the functional currency of each investment. Net assets of the foreign investments are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and the proportionate shares of net income from the foreign investments are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular annual periods.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity securities, derivatives, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized;
(ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment -type product policy fees in the consolidated statements of operations.

 ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

 Financial Instruments

  Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 2.

  Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

  Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

  Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

  Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

  Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, change the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities. The Company had no net cumulative effect adjustment related to the adoption of the OTTI guidance. As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $5 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

  Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

 Business Combinations and Noncontrolling Interests

  Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

    . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

    . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

    . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

    . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

    . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

    . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

    . Net income (loss) includes amounts attributable to noncontrolling interests.

    . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

    . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

  As the Company did not have a minority interest, the adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

 Fair Value

  Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

    . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

    . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

    . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

    .  Effective December 31, 2009, the Company adopted guidance on:
       (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements for annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or
       (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

 Other Pronouncements

  Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

 FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

interim periods within those years, beginning after December 15, 2011. The guidance should be applied retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in 2012.

  In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011- 04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services --Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $600 million to $650 million and total equity will be reduced by approximately $400 million to $450 million, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income (loss) will be reduced by approximately $8 million to $9 million, $34 million to $38 million, and $67 million to $75 million in 2011, 2010, and 2009, respectively, as of the date of adoption.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

  The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                            DECEMBER 31, 2011
                                            -------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ----------------------- ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------ --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $3,545   $  445  $   24   $   -- $  3,966   37.9%
Foreign corporate securities...............   1,634      152      14       --    1,772   16.9
U.S. Treasury and agency securities........   1,247      280      --       --    1,527   14.6
RMBS.......................................   1,268       82      31        6    1,313   12.6
State and political subdivision securities.     675      110       4       --      781    7.5
CMBS.......................................     539       30       2       --      567    5.4
ABS........................................     359       13       7       --      365    3.5
Foreign government securities..............     138       29       1       --      166    1.6
                                             ------   ------  ------   ------ --------  -----
 Total fixed maturity securities...........  $9,405   $1,141  $   83   $    6 $ 10,457  100.0%
                                             ======   ======  ======   ====== ========  =====

EQUITY SECURITIES:
Common stock...............................  $    1   $   --  $   --   $   -- $      1   50.0%
Non-redeemable preferred stock.............       1       --      --       --        1   50.0
                                             ------   ------  ------   ------ --------  -----
 Total equity securities...................  $    2   $   --  $   --   $   -- $      2  100.0%
                                             ======   ======  ======   ====== ========  =====

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                            DECEMBER 31, 2010
                                            ------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ---------------------- ESTIMATED
                                            AMORTIZED       TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS  LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ----- --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $3,186   $220    $  34   $   -- $  3,372   38.9%
Foreign corporate securities...............   1,394    103        7       --    1,490   17.1
U.S. Treasury and agency securities........   1,153     18       28       --    1,143   13.2
RMBS.......................................     986     52       22        6    1,010   11.6
State and political subdivision securities.     643     10       23       --      630    7.3
CMBS.......................................     490     26        3       --      513    5.9
ABS........................................     379     13        9       --      383    4.4
Foreign government securities..............     119     16       --       --      135    1.6
                                             ------   ----    -----   ------ --------  -----
 Total fixed maturity securities...........  $8,350   $458    $ 126   $    6 $  8,676  100.0%
                                             ======   ====    =====   ====== ========  =====

EQUITY SECURITIES:
Common stock...............................  $    1   $  1    $  --   $   -- $      2   66.7%
Non-redeemable preferred stock.............       2     --        1       --        1   33.3
                                             ------   ----    -----   ------ --------  -----
 Total equity securities...................  $    3   $  1    $   1   $   -- $      3  100.0%
                                             ======   ====    =====   ====== ========  =====

  Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

  The Company held no non-income producing fixed maturity securities at December 31, 2011 and 2010.

  The Company held foreign currency derivatives with notional amounts of $177 million and $117 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

  Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

  The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than the government securities summarized in the table below.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's stockholder's equity at:

                                                                 DECEMBER 31,
                                                               -----------------
                                                                 2011      2010
                                                               --------  --------
                                                               CARRYING VALUE (1)
                                                               -----------------
                                                                 (IN MILLIONS)
U.S. Treasury and agency fixed maturity securities............ $  1,527  $  1,143
U.S. Treasury and agency fixed-income securities included in:
 Short-term investments....................................... $    629  $     60
 Cash equivalents............................................. $     38  $    221

--------

(1)Represents estimated fair value for fixed maturity securities and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

  Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity or 1% of total investments at December 31, 2011 and 2010.

  Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $   161  $    162   $   128   $   132
Due after one year through five years..    1,470     1,545     1,095     1,145
Due after five years through ten years.    2,112     2,345     2,264     2,432
Due after ten years....................    3,496     4,160     3,008     3,061
                                         -------  --------   -------   -------
 Subtotal..............................    7,239     8,212     6,495     6,770
RMBS, CMBS and ABS.....................    2,166     2,245     1,855     1,906
                                         -------  --------   -------   -------
   Total fixed maturity securities.....  $ 9,405  $ 10,457   $ 8,350   $ 8,676
                                         =======  ========   =======   =======

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

 EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

  As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 NET UNREALIZED INVESTMENT GAINS (LOSSES)

  The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                                           -----------------------
                                                                             2011     2010    2009
                                                                           ------   ------  ------
                                                                               (IN MILLIONS)
Fixed maturity securities................................................. $1,057   $ 331   $ (33)
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss).............................................     (6)     (6)     (4)
                                                                           ------   -----   -----
     Total fixed maturity securities......................................  1,051     325     (37)
Equity securities.........................................................     --      --      (1)
Derivatives...............................................................    126     (73)     --
Short-term investments....................................................     (1)     --      (9)
                                                                           ------   -----   -----
     Subtotal.............................................................  1,176     252     (47)
                                                                           ------   -----   -----
Amounts allocated from:
 Insurance liability loss recognition.....................................    (61)    (34)     --
 DAC related to noncredit OTTI losses recognized in accumulated other
   comprehensive income (loss)............................................     --       1      --
 DAC......................................................................    (54)    (53)     (6)
                                                                           ------   -----   -----
     Subtotal.............................................................   (115)    (86)     (6)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss).............      2       2       2
Deferred income tax benefit (expense).....................................   (373)    (61)     16
                                                                           ------   -----   -----
Net unrealized investment gains (losses).................................. $  690   $ 107   $ (35)
                                                                           ======   =====   =====

  The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss), were as follows:

                                                                                    DECEMBER 31,
                                                                                   --------------
                                                                                     2011    2010
                                                                                   ------  ------
                                                                                    (IN MILLIONS)
Balance, beginning of period...................................................... $   (6) $   (4)
Noncredit OTTI losses recognized (1)..............................................      2      (5)
Securities sold with previous noncredit OTTI loss.................................      2      --
Subsequent changes in estimated fair value........................................     (4)      3
                                                                                   ------  ------
Balance, end of period............................................................ $   (6) $   (6)
                                                                                   ======  ======

--------

(1)Noncredit OTTI losses recognized, net of DAC, were $1 million and ($4) million for the years ended December 31, 2011 and 2010, respectively.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                        YEARS ENDED DECEMBER 31,
                                                                        ----------------------
                                                                          2011     2010    2009
                                                                        ------   ------  ------
                                                                             (IN MILLIONS)
Balance, beginning of period........................................... $  107   $  (35) $ (274)
Fixed maturity securities on which noncredit OTTI losses have been
  recognized...........................................................     --       (2)     (4)
Unrealized investment gains (losses) during the year...................    924      301     432
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition...........................    (27)     (34)     --
 DAC related to noncredit OTTI losses recognized in accumulated other
   comprehensive income (loss).........................................     (1)       1      --
 DAC...................................................................     (1)     (47)    (59)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)..........     --       --       2
Deferred income tax benefit (expense)..................................   (312)     (77)   (132)
                                                                        ------   ------  ------
Balance, end of period................................................. $  690   $  107  $  (35)
                                                                        ======   ======  ======
Change in net unrealized investment gains (losses)..................... $  583   $  142  $  239
                                                                        ======   ======  ======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

  The following tables present the estimated fair value and gross unrealized losses of fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2011
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................  $  136     $   7     $   84     $  17     $   220    $  24
Foreign corporate securities................     213         6         12         8         225       14
U.S. Treasury and agency securities.........     118        --         --        --         118       --
RMBS........................................     214        18         92        19         306       37
State and political subdivision securities..      --        --         22         4          22        4
CMBS........................................       9         1         15         1          24        2
ABS.........................................      95         1         26         6         121        7
Foreign government securities...............      15         1         --        --          15        1
                                              ------     -----     ------     -----     -------    -----
 Total fixed maturity securities............  $  800     $  34     $  251     $  55     $ 1,051    $  89
                                              ======     =====     ======     =====     =======    =====

EQUITY SECURITIES:
Non-redeemable preferred stock..............  $    1     $  --     $   --     $  --     $     1    $  --
                                              ------     -----     ------     -----     -------    -----
 Total equity securities....................  $    1     $  --     $   --     $  --     $     1    $  --
                                              ======     =====     ======     =====     =======    =====
Total number of securities in an unrealized
  loss position.............................     142                   91
                                              ======               ======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                   DECEMBER 31, 2010
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities................... $    275    $   9     $  164     $  25     $   439    $  34
Foreign corporate securities................      111        2         45         5         156        7
U.S. Treasury and agency securities.........      462       18         52        10         514       28
RMBS........................................       88        2        167        26         255       28
State and political subdivision securities..      350       15         17         8         367       23
CMBS........................................       24       --         27         3          51        3
ABS.........................................        5       --         40         9          45        9
Foreign government securities...............        9       --         --        --           9       --
                                             --------    -----     ------     -----     -------    -----
 Total fixed maturity securities............ $  1,324    $  46     $  512     $  86     $ 1,836    $ 132
                                             ========    =====     ======     =====     =======    =====

EQUITY SECURITIES:
Non-redeemable preferred stock.............. $     --    $  --     $    1     $   1     $     1    $   1
                                             --------    -----     ------     -----     -------    -----
 Total equity securities.................... $     --    $  --     $    1     $   1     $     1    $   1
                                             ========    =====     ======     =====     =======    =====
Total number of securities in an unrealized
  loss position.............................      167                 127
                                             ========              ======

 AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

  The following tables present the cost or amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                DECEMBER 31, 2011
                                          -------------------------------------------------------------------
                                          COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                          ---------------------- ----------------------  --------------------
                                            LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                              20%        MORE        20%         MORE        20%       MORE
                                          -----------  --------  -----------   --------  ----------- --------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.....................   $  657      $  102     $   14       $   25       113        17
Six months or greater but less than nine
  months.................................      122          19         13            6        17         5
Nine months or greater but less than
  twelve months..........................       38          --          2           --         6        --
Twelve months or greater.................      165          37         16           13        64        10
                                            ------      ------     ------       ------
 Total...................................   $  982      $  158     $   45       $   44
                                            ======      ======     ======       ======
Percentage of amortized cost.............                               5%          28%
                                                                   ======       ======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   DECEMBER 31, 2010
                                             -------------------------------------------------------------------
                                             COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                             ---------------------- ----------------------  --------------------
                                               LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                 20%        MORE        20%         MORE        20%       MORE
                                             -----------  --------  -----------   --------  ----------- --------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $ 1,364     $   42     $   45       $   10       164         7
Six months or greater but less than nine
  months....................................        --         14         --            3        --         3
Nine months or greater but less than twelve
  months....................................         4          3         --            1         2         1
Twelve months or greater....................       461         80         50           23        92        24
                                               -------     ------     ------       ------
 Total......................................   $ 1,829     $  139     $   95       $   37
                                               =======     ======     ======       ======
Percentage of amortized cost................                               5%          27%
                                                                      ======       ======

  Equity securities with gross unrealized losses of 20% or more for twelve months or greater decreased from $1 million at December 31, 2010 to $0 at December 31, 2011.

 CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

  The gross unrealized losses related to fixed maturity and equity securities, including the portion of OTTI losses on fixed maturity securities recognized in accumulated other comprehensive income (loss) were $89 million and $133 million at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                       DECEMBER 31,
                                                       ------------
                                                         2011   2010
                                                       ------ ------
           SECTOR:
           RMBS.......................................   42%    21%
           U.S. corporate securities..................   27     26
           Foreign corporate securities...............   16      6
           ABS........................................    8      7
           State and political subdivision securities.    4     17
           CMBS.......................................    2      2
           Foreign government securities..............    1     --
           U.S. Treasury and agency securities........   --     21
                                                        ---    ---
            Total.....................................  100%   100%
                                                        ===    ===

           INDUSTRY:
           Mortgage-backed............................   44%    23%
           Finance....................................   28     17
           Asset-backed...............................    8      7
           Consumer...................................    5      3
           State and political subdivision securities.    4     17
           Industrial.................................    2      1
           U.S. Treasury and agency securities........   --     21
           Other......................................    9     11
                                                        ---    ---
            Total.....................................  100%   100%
                                                        ===    ===

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

  The Company held no fixed maturity securities or equity securities with a gross unrealized loss greater than $10 million at both December 31, 2011 and 2010. The fixed maturity securities and equity securities with gross unrealized losses decreased $44 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

  As of December 31, 2011, $19 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $19 million, $15 million, or 79%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $19 million, $4 million, or 21%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in Note 1, management evaluates these non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security. See "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale" for a discussion of equity securities with an unrealized loss position of 20% or more of cost for 12 months or greater.

  In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities are given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

  With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

  Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

  Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 NET INVESTMENT GAINS (LOSSES)

  The components of net investment gains (losses) were as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               -----------------------
                                                                                 2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized..................................................  $ --     $ (9)  $ (18)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................    (2)       5       5
                                                                                ----     ----   -----
 Net OTTI losses on fixed maturity securities recognized in earnings..........    (2)      (4)    (13)
 Fixed maturity securities -- net gains (losses) on sales and disposals.......    (5)      30       9
                                                                                ----     ----   -----
   Total gains (losses) on fixed maturity securities..........................    (7)      26      (4)
                                                                                ----     ----   -----
Other net investment gains (losses):
 Equity securities............................................................    (1)      --      (2)
 Mortgage loans...............................................................     2       (9)      1
 Real estate joint ventures...................................................    --       (1)     (2)
 Other limited partnership interests..........................................    (1)      (1)    (17)
                                                                                ----     ----   -----
   Total net investment gains (losses)........................................  $ (7)    $ 15   $ (24)
                                                                                ====     ====   =====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were $1 million for the year ended December 31, 2011 and less than $1 million for the years ended December 31, 2010 and 2009, respectively.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                           YEARS ENDED DECEMBER 31,  YEARS ENDED DECEMBER 31,  YEARS ENDED DECEMBER 31,
                                          -------------------------  -----------------------  -------------------------
                                            2011     2010     2009   2011     2010    2009      2011     2010     2009
                                          -------  -------  -------  ----     ----    ----    -------  -------  -------
                                          FIXED MATURITY SECURITIES  EQUITY SECURITIES                  TOTAL
                                          -------------------------  -----------------------  -------------------------
                                                                      (IN MILLIONS)
Proceeds................................. $ 2,510  $ 3,329  $ 2,476  $  5     $  3    $  7    $ 2,515  $ 3,332  $ 2,483
                                          =======  =======  =======   ====     ====    ====   =======  =======  =======
Gross investment gains................... $    13  $    52  $    25  $ --     $ --    $ --    $    13  $    52  $    25
                                          -------  -------  -------   ----     ----    ----   -------  -------  -------
Gross investment losses..................     (18)     (22)     (16)   --       --      (2)       (18)     (22)     (18)
                                          -------  -------  -------   ----     ----    ----   -------  -------  -------
Total OTTI losses recognized in
 earnings:
    Credit-related.......................      (2)      (4)     (12)   --       --      --         (2)      (4)     (12)
    Other (1)............................      --       --       (1)   (1)      --      --         (1)      --       (1)
                                          -------  -------  -------   ----     ----    ----   -------  -------  -------
     Total OTTI losses recognized in
      earnings...........................      (2)      (4)     (13)   (1)      --      --         (3)      (4)     (13)
                                          -------  -------  -------   ----     ----    ----   -------  -------  -------
Net investment gains (losses)............ $    (7) $    26  $    (4) $ (1)    $ --    $ (2)   $    (8) $    26  $    (6)
                                          =======  =======  =======   ====     ====    ====   =======  =======  =======

--------

(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

  Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                         YEARS ENDED DECEMBER 31,
                                                         ------------------------
                                                           2011     2010    2009
                                                         ------   ------  ------
                                                            (IN MILLIONS)
  Sector:
  U.S. and foreign corporate securities -- by industry:
   Utility..............................................  $ --     $  1    $ --
   Finance..............................................    --       --      10
   Consumer.............................................    --       --       1
   Communications.......................................    --       --       1
   Other industries.....................................    --       --      --
                                                          ----     ----    ----
     Total U.S. and foreign corporate securities........    --        1      12
  RMBS..................................................     2        2       1
  CMBS..................................................    --        1      --
                                                          ----     ----    ----
       Total............................................  $  2     $  4    $ 13
                                                          ====     ====    ====

  The equity security OTTI losses recognized in earnings for the year ended December 31, 2011 of $1 million related to financial services industry perpetual hybrid securities classified within non-redeemable preferred stock.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------
                                                                                  2011           2010
                                                                                  ----           ----
                                                                                  (IN MILLIONS)
Balance, at January 1,........................................................... $  1           $  1
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired......................................................................   --              1
 Additional impairments -- credit loss OTTI recognized on securities
   previously impaired...........................................................    2             --
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities
   previously impaired as credit loss OTTI.......................................   (1)            --
 Securities impaired to net present value of expected future cash flows..........   (1)            (1)
                                                                                      ----           ----
Balance, at December 31,......................................................... $  1           $  1
                                                                                      ====           ====

 NET INVESTMENT INCOME

  The components of net investment income were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                         2011      2010      2009
                                                       ------    ------    ------
                                                          (IN MILLIONS)
    Investment income:
    Fixed maturity securities......................... $ 468     $ 430     $ 332
    Mortgage loans....................................    76        53        25
    Policy loans......................................     4         4         3
    Real estate joint ventures........................    --        (2)       (3)
    Other limited partnership interests...............    42        52        --
    Cash, cash equivalents and short-term investments.    --        (2)        3
    Other.............................................     9        --        --
                                                       -----     -----     -----
       Subtotal.......................................   599       535       360
     Less: Investment expenses........................    13        15        11
                                                       -----     -----     -----
       Net investment income.......................... $ 586     $ 520     $ 349
                                                       =====     =====     =====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 SECURITIES LENDING

  As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

  Elements of the securities lending program are presented below at:

                                                             DECEMBER 31,
                                                         -----------------
                                                            2011     2010
                                                         -------- --------
                                                           (IN MILLIONS)
     Securities on loan: (1)
      Amortized cost.................................... $  1,153 $  1,157
      Estimated fair value.............................. $  1,437 $  1,175
     Cash collateral on deposit from counterparties (2). $  1,429 $  1,192
     Security collateral on deposit from counterparties. $     37 $     --
     Reinvestment portfolio -- estimated fair value..... $  1,414 $  1,180

--------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

  Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

 INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

  Invested assets on deposit and pledged as collateral are presented in the table below at estimated fair value for cash and cash equivalents and fixed maturity securities.

                                                                   DECEMBER 31,
                                                               ---------------
                                                                 2011     2010
                                                               -------  -------
                                                                (IN MILLIONS)
  Invested assets on deposit (1).............................. $     7  $     6
  Invested assets pledged as collateral (2)...................       6       43
                                                               -------  -------
   Total invested assets on deposit and pledged as collateral. $    13  $    49
                                                               =======  =======

--------

(1)The Company has invested assets on deposit with regulatory agencies consisting primarily of fixed maturity securities.

(2)Certain of the Company's invested assets are pledged as collateral for various derivative transactions. See Note 3.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 MORTGAGE LOANS

  Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                    ----------------------------------------
                                            2011                 2010
                                    -------------------  -------------------
                                      CARRYING    % OF     CARRYING    % OF
                                        VALUE     TOTAL      VALUE     TOTAL
                                    ------------- -----  ------------- -----
                                    (IN MILLIONS)        (IN MILLIONS)
  Mortgage loans:
   Commercial......................    $ 1,314     87.1%    $ 1,002     85.3%
   Agricultural....................        205     13.6         185     15.7
                                       -------    -----     -------    -----
     Subtotal......................      1,519    100.7       1,187    101.0
   Valuation allowances............        (11)    (0.7)        (12)    (1.0)
                                       -------    -----     -------    -----
       Total mortgage loans, net...    $ 1,508    100.0%    $ 1,175    100.0%
                                       =======    =====     =======    =====

  See "-- Related Party Investment Transactions" for discussion of affiliated mortgage loans included in the table above.

  The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                    COMMERCIAL  AGRICULTURAL   TOTAL
                                                   ----------- ------------- -------
                                                             (IN MILLIONS)
DECEMBER 31, 2011:
Mortgage loans:
 Evaluated individually for credit losses.........   $    --       $  --     $    --
 Evaluated collectively for credit losses.........     1,314         205       1,519
                                                     -------       -----     -------
   Total mortgage loans...........................     1,314         205       1,519
                                                     -------       -----     -------
Valuation allowances:
 Specific credit losses...........................        --          --          --
 Non-specifically identified credit losses........        10           1          11
                                                     -------       -----     -------
   Total valuation allowances.....................        10           1          11
                                                     -------       -----     -------
     Mortgage loans, net of valuation allowance...   $ 1,304       $ 204     $ 1,508
                                                     =======       =====     =======
DECEMBER 31, 2010:
Mortgage loans:
 Evaluated individually for credit losses.........   $    --       $  --     $    --
 Evaluated collectively for credit losses.........     1,002         185       1,187
                                                     -------       -----     -------
   Total mortgage loans...........................     1,002         185       1,187
                                                     -------       -----     -------
Valuation allowances:
 Specific credit losses...........................        --          --          --
 Non-specifically identified credit losses........        12          --          12
                                                     -------       -----     -------
   Total valuation allowances.....................        12          --          12
                                                     -------       -----     -------
     Mortgage loans, net of valuation allowance...   $   990       $ 185     $ 1,175
                                                     =======       =====     =======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The following tables present the changes in the valuation allowance, by portfolio segment:

                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                       --------------------------------
                                        COMMERCIAL   AGRICULTURAL   TOTAL
                                       -----------  ------------- -------
                                                 (IN MILLIONS)
       Balance at January 1, 2009.....    $  4          $ --       $  4
       Provision (release)............       2            --          2
       Charge-offs, net of recoveries.      (3)           --         (3)
                                          ----          ----       ----
       Balance at December 31, 2009...       3            --          3
       Provision (release)............       9            --          9
       Charge-offs, net of recoveries.      --            --         --
                                          ----          ----       ----
       Balance at December 31, 2010...      12            --         12
       Provision (release)............      (2)            1         (1)
       Charge-offs, net of recoveries.      --            --         --
                                          ----          ----       ----
       Balance at December 31, 2011...    $ 10          $  1       $ 11
                                          ====          ====       ====

  Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                 COMMERCIAL
                       -------------------------------------------------------------
                                   RECORDED INVESTMENT
                       -------------------------------------------
                         DEBT SERVICE COVERAGE RATIOS
                       -----------------------------          % OF   ESTIMATED  % OF
                       > 1.20X  1.00X - 1.20X < 1.00X  TOTAL  TOTAL  FAIR VALUE TOTAL
                       -------  ------------- ------- ------- -----  ---------- -----
                                    (IN MILLIONS)                  (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%......... $1,062       $ 15       $ 45   $ 1,122  85.4%  $ 1,201    85.9%
65% to 75%............    159          8         --       167  12.7       173    12.4
76% to 80%............      2         --         --         2   0.2         2     0.1
Greater than 80%......     13          8          2        23   1.7        22     1.6
                       ------       ----       ----   ------- -----   -------   -----
 Total................ $1,236       $ 31       $ 47   $ 1,314 100.0%  $ 1,398   100.0%
                       ======       ====       ====   ======= =====   =======   =====
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%......... $  722       $ --       $ 30   $   752  75.0%  $   797    75.5%
65% to 75%............    142         10         25       177  17.7       186    17.6
76% to 80%............     14         --         --        14   1.4        15     1.4
Greater than 80%......     32         27         --        59   5.9        58     5.5
                       ------       ----       ----   ------- -----   -------   -----
 Total................ $  910       $ 37       $ 55   $ 1,002 100.0%  $ 1,056   100.0%
                       ======       ====       ====   ======= =====   =======   =====

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below.

                                                   AGRICULTURAL
                                     ----------------------------------------
                                                   DECEMBER 31,
                                     ----------------------------------------
                                             2011                 2010
                                     -------------------  -------------------
                                       RECORDED    % OF     RECORDED    % OF
                                      INVESTMENT   TOTAL   INVESTMENT   TOTAL
                                     ------------- -----  ------------- -----
                                     (IN MILLIONS)        (IN MILLIONS)
 Loan-to-value ratios:
 Less than 65%......................    $   205    100.0%    $  185     100.0%
                                        -------    -----     ------     -----
   Total............................    $   205    100.0%    $  185     100.0%
                                        =======    =====     ======     =====

  Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with 100% of all mortgage loans classified as performing at both December 31, 2011 and 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due, as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The Company had no loans past due and no loans in non-accrual status at both December 31, 2011 and 2010.

  Impaired Mortgage Loans. The Company had one impaired commercial mortgage loan with an unpaid principal balance, recorded investment and carrying value, which was modified in a troubled debt restructuring, of $2 million, at December 31, 2011. The average investment on such mortgage loan was $1 million for the year ended December 31, 2011. The Company had no impaired mortgage loan at December 31, 2010. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2011 and 2010.

  Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the Company had one commercial mortgage loan modified during the period in a troubled debt restructuring with a pre-modification and post-modification carrying value of $2 million.

  During the previous 12 months, the Company had no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more.

 REAL ESTATE JOINT VENTURES

  The carrying value of real estate joint ventures was $30 million at both December 31, 2011 and 2010. There were no impairments of real estate joint ventures for the year ended December 31, 2011. Impairments of real estate joint ventures were $2 million for each of the years ended December 31, 2010 and 2009.

 OTHER LIMITED PARTNERSHIP INTERESTS

  The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

overseas) was $535 million and $456 million at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $126 million and $105 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. There were no impairments of cost method other limited partnership interests for the year ended December 31, 2011. Impairments of other limited partnership interests, principally other limited partnership interests accounted for under the cost method, were $1 million and $17 million for the years ended December 31, 2010 and 2009, respectively.

 COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $550 million as of December 31, 2011. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $473 million as of December 31, 2011. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income
(loss) for one of the three most recent annual periods: 2010. The Company is providing the following aggregated summarized financial data for such equity method investments, for the three most recent periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $134.4 billion and $103.1 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $7.3 billion and $7.4 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $5.0 billion, $11.0 billion and $12.1 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income
(loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

 OTHER INVESTED ASSETS

  The following table presents the carrying value of the Company's other invested assets by type at:

                                                                            DECEMBER 31,
                                                              ----------------------------------------
                                                                      2011                 2010
                                                              -------------------  -------------------
                                                                CARRYING     % OF    CARRYING     % OF
                                                                  VALUE      TOTAL     VALUE      TOTAL
                                                              ------------- ------ ------------- ------
                                                              (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with positive estimated fair values.    $  356      58.7%    $   68      31.6%
Loans to affiliates..........................................       125      20.6         --        --
Leveraged leases, net of non-recourse debt...................        64      10.6         56      26.1
Tax credit partnerships......................................        61      10.1         91      42.3
                                                                 ------     -----     ------     -----
 Total.......................................................    $  606     100.0%    $  215     100.0%
                                                                 ======     =====     ======     =====

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  See Note 3 for information regarding the freestanding derivatives with positive estimated fair values. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding loans to affiliates. See "Leveraged Leases" for the composition of leveraged leases. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method.

 Leveraged Leases

  Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                                                          DECEMBER 31,
                                                                                      --------------
                                                                                        2011     2010
                                                                                      ------   ------
                                                                                       (IN MILLIONS)
Rental receivables, net.............................................................. $   92   $   92
Estimated residual values............................................................     14       14
                                                                                      ------   ------
  Subtotal...........................................................................    106      106
Unearned income......................................................................    (42)     (50)
                                                                                      ------   ------
  Investment in leveraged leases..................................................... $   64   $   56
                                                                                      ======   ======

  Rental receivables are generally due in periodic installments. The remaining payment periods were 21 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. As of December 31, 2011 and 2010, all rental receivables were performing.

  The deferred income tax liability related to leveraged leases was $35 million and $4 million at December 31, 2011 and 2010, respectively.

  The components of income from investment in leveraged leases, excluding realized gains (losses) were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                            ----------------------------
                                                                              2011      2010      2009
                                                                            ------    ------    ------
                                                                               (IN MILLIONS)
Net income from investment in leveraged leases.............................  $  8     $  --     $  --
Less: Income tax expense on leveraged leases...............................    (3)       --        --
                                                                             ----     -----     -----
Net investment income after income tax from investment in leveraged leases.  $  5     $  --     $  --
                                                                             ====     =====     =====

 CASH EQUIVALENTS

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $44 million and $221 million at December 31, 2011 and 2010, respectively.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 PURCHASED CREDIT IMPAIRED INVESTMENTS

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The table below presents the purchased credit impaired fixed maturity securities, held at:

                                                                    DECEMBER 31,
                                                                ----------------
                                                                  2011     2010
                                                                ------   ------
                                                                (IN MILLIONS)
   Outstanding principal and interest balance (1).............. $  315   $  20
   Carrying value (2).......................................... $  229   $  19

--------

(1)Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about purchased credit impaired fixed maturity securities acquired during the periods, as of their respective acquisition dates:

                                                                    DECEMBER 31,
                                                                ----------------
                                                                  2011     2010
                                                                ------   ------
                                                                (IN MILLIONS)
   Contractually required payments (including interest)........ $  482   $  24
   Cash flows expected to be collected (1)..................... $  421   $  24
   Fair value of investments acquired.......................... $  238   $  19

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

  The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities for:

                                                                   DECEMBER 31,
                                                               ---------------
                                                                  2011     2010
                                                               -------   ------
                                                                (IN MILLIONS)
  Accretable yield, January 1,................................ $     5   $   --
  Investments purchased.......................................     183        5
  Accretion recognized in earnings............................      (7)      --
  Reclassification (to) from nonaccretable difference.........       6       --
                                                               -------   ------
  Accretable yield, December 31,.............................. $   187   $    5
                                                               =======   ======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 VARIABLE INTEREST ENTITIES

  The Company holds investments in certain entities that are VIEs. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2011                 2010
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
 RMBS (2)..................................... $ 1,313    $ 1,313   $   984    $   984
 CMBS (2).....................................     567        567       513        513
 ABS (2)......................................     365        365       409        409
 Foreign corporate securities.................      79         79        56         56
 U.S. corporate securities....................      30         30        24         24
Other limited partnership interests...........     446        761       409        763
                                               -------    -------   -------    -------
   Total...................................... $ 2,800    $ 3,115   $ 2,395    $ 2,749
                                               =======    =======   =======    =======

--------

(1)The maximum exposure to loss relating to the fixed maturity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

 RELATED PARTY INVESTMENT TRANSACTIONS

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                         YEARS ENDED DECEMBER 31,
                                                                     ---------------------------
                                                                       2011      2010     2009
                                                                     ------    ------   ------
                                                                         (IN MILLIONS)
Estimated fair value of invested assets transferred to affiliates... $  --     $  105   $    9
Amortized cost of invested assets transferred to affiliates......... $  --     $   97   $   13
Net investment gains (losses) recognized on transfers............... $  --     $    8   $   (4)
Estimated fair value of invested assets transferred from affiliates. $  --     $   46   $  155

  During 2009, the Company loaned $120 million to wholly-owned real estate subsidiaries of an affiliate, Metropolitan Life Insurance Company ("MLIC"), which are included in mortgage loans. The carrying value of

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

these loans was $118 million and $119 million at December 31, 2011 and 2010, respectively. A loan of $80 million bears interest at 7.26% and is due in quarterly principal and interest payments of $2 million through January 2020, when the principal balance is due. A loan of $40 million bears interest at 7.01% with quarterly interest only payments of $1 million through January 2020, when the principal balance is due. The loans are secured by interests in the real estate subsidiaries, which own operating real estate with a fair value in excess of the loans. Net investment income from these loans was $9 million for both years ended December 31, 2011 and 2010, and less than $1 million for the year ended December 31, 2009.

  During 2011, the Company loaned $125 million to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. The loan was outstanding at December 31, 2011, and is included in other invested assets. The loan is due on December 16, 2021, and bears interest, payable semi-annually, at 5.86%. Both the principal and interest payments have been guaranteed by MetLife. Net investment income from this loan was less than $1 million for the year ended December 31, 2011.

  The Company receives investment administrative services from an affiliate. These investment expenses were $10 million, $8 million and $4 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of less than $1 million, ($2) million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

3. DERIVATIVE FINANCIAL INSTRUMENTS

 ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

  See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

  See Note 4 for information about the fair value hierarchy for derivatives.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                    DECEMBER 31,
                                               -------------------------------------------------------
                                                          2011                        2010
                                               --------------------------- ---------------------------
                                                          ESTIMATED FAIR              ESTIMATED FAIR
                                                            VALUE (1)                   VALUE (1)
PRIMARY UNDERLYING                             NOTIONAL ------------------ NOTIONAL ------------------
RISK EXPOSURE            INSTRUMENT TYPE        AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
------------------  -------------------------- -------- ------ ----------- -------- ------ -----------
                                                                    (IN MILLIONS)
Interest rate       Interest rate swaps....... $ 1,029  $ 154     $ 13     $   900   $ 15     $ 25
                    Interest rate floors......   2,000    100       --       2,000     45       --
                    Interest rate caps........   2,000      1       --       1,500      1       --
                    Interest rate futures.....     101      1       --         780      2        3
                    Interest rate forwards....     410     87       --         485     --       48
Foreign currency    Foreign currency swaps....     177      9        3         117      2        6
                    Foreign currency forwards.      --     --       --          34     --       --
Credit              Credit default swaps......     519      4        5         239      3        2
Equity market       Equity options............      23     --       --          15     --       --
                                               -------  -----     ----     -------   ----     ----
                      Total................... $ 6,259  $ 356     $ 21     $ 6,070   $ 68     $ 84
                                               =======  =====     ====     =======   ====     ====

--------

(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

  The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                  REMAINING LIFE
                           -------------------------------------------------------------
                                       AFTER ONE YEAR AFTER FIVE YEARS
                           ONE YEAR OR  THROUGH FIVE    THROUGH TEN    AFTER TEN
                              LESS         YEARS           YEARS         YEARS    TOTAL
                           ----------- -------------- ---------------- --------- -------
                                                   (IN MILLIONS)
Interest rate swaps.......   $   --       $   468           $ --         $ 561   $ 1,029
Interest rate floors......       --         2,000             --            --     2,000
Interest rate caps........      500         1,500             --            --     2,000
Interest rate futures.....      101            --             --            --       101
Interest rate forwards....      150           260             --            --       410
Foreign currency swaps....       --            21             88            68       177
Foreign currency forwards.       --            --             --            --        --
Credit default swaps......        1           518             --            --       519
Equity options............       23            --             --            --        23
                             ------       -------           ----         -----   -------
   Total..................   $  775       $ 4,767           $ 88         $ 629   $ 6,259
                             ======       =======           ====         =====   =======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

  The Company writes covered call options on its portfolio of U.S. Treasury securities as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options. The Company utilizes covered call options in non-qualifying hedging relationships.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

  Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

  Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

 HEDGING

  The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                               -----------------------------------------------------------
                                                          2011                          2010
                                               ----------------------------- -----------------------------
                                                        ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
                                               NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
---------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                    (IN MILLIONS)
        Fair value hedges:
         Interest rate swaps..................  $  22   $  --      $   1      $  10   $  --      $ --
                                                -----   -----      -----      -----   -----      ----
           Subtotal...........................     22      --          1         10      --        --
                                                -----   -----      -----      -----   -----      ----
        Cash flow hedges:
         Foreign currency swaps...............    128       7          2         76       1         3
         Interest rate swaps..................    165      47         --        295       1        22
         Interest rate forwards...............    410      87         --        485      --        48
                                                -----   -----      -----      -----   -----      ----
           Subtotal...........................    703     141          2        856       2        73
                                                -----   -----      -----      -----   -----      ----
           Total qualifying hedges............  $ 725   $ 141      $   3      $ 866   $   2      $ 73
                                                =====   =====      =====      =====   =====      ====

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                 DECEMBER 31,
                                            -----------------------------------------------------------
                                                       2011                          2010
                                            ----------------------------- -----------------------------
                                                     ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL -------------------- NOTIONAL --------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                 (IN MILLIONS)
Interest rate swaps........................ $   842  $ 107      $  12     $    595 $  14      $   3
Interest rate floors.......................   2,000    100         --        2,000    45         --
Interest rate caps.........................   2,000      1         --        1,500     1         --
Interest rate futures......................     101      1         --          780     2          3
Foreign currency swaps.....................      49      2          1           41     1          3
Foreign currency forwards..................      --     --         --           34    --         --
Credit default swaps.......................     519      4          5          239     3          2
Equity options.............................      23     --         --           15    --         --
                                            -------  -----      -----     -------- -----      -----
   Total non-designated or non-qualifying
     derivatives........................... $ 5,534  $ 215      $  18     $  5,204 $  66      $  11
                                            =======  =====      =====     ======== =====      =====

 NET DERIVATIVE GAINS (LOSSES)

  The components of net derivative gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   -----------------------
                                                     2011    2010    2009
                                                   ------  ------  ------
                                                       (IN MILLIONS)
       Derivatives and hedging gains (losses) (1). $ 191   $   3   $  (75)
       Embedded derivatives.......................   510     112     (528)
                                                   -----   -----   ------
          Total net derivative gains (losses)..... $ 701   $ 115   $ (603)
                                                   =====   =====   ======

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2011, 2010 and 2009.

  The Company recognized $36 million, $20 million and $15 million of net derivative gains (losses) from settlement payments related to non-qualifying hedges for the years ended December 31, 2011, 2010 and 2009, respectively.

 FAIR VALUE HEDGES

  The Company designates and accounts for interest rate swaps to convert fixed rate investments to floating rate investments as fair value hedges when they have met the requirements of fair value hedging.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2011 and 2010. Changes in the fair value of the derivatives and the hedged items were insignificant for the years ended December 31, 2011 and 2010. The Company did not have any fair value hedges during the year ended December 31, 2009.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

 CASH FLOW HEDGES

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (ii) interest rate forwards to lock in the price to be paid for forward purchases of investments; and (iii) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  For the years ended December 31, 2011 and 2010, the Company recognized insignificant amounts of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2009, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. The net amount reclassified into net derivative gains (losses) for the year ended December 31, 2011 related to such discontinued cash flow hedges was $1 million. For the years ended December 31, 2010 and 2009, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring.

  At December 31, 2011 and 2010, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years and six years, respectively.

  The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               -----------------------
                                                                                 2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,.......... $ (73)   $  (1)   $ (2)
Gains (losses) deferred in other comprehensive income (loss) on the effective
  portion of cash flow hedges.................................................   208      (70)      7
Amounts reclassified to net derivative gains (losses).........................    (9)      (2)     (6)
                                                                               -----    -----    ----
Accumulated other comprehensive income (loss), balance at December 31,........ $ 126    $ (73)   $ (1)
                                                                               =====    =====    ====

  At December 31, 2011, insignificant amounts of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) were expected to be reclassified to earnings within the next 12 months.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholder's equity:

                                          AMOUNT OF GAINS          AMOUNT AND LOCATION
                                         (LOSSES) DEFERRED          OF GAINS (LOSSES)
                                       IN ACCUMULATED OTHER         RECLASSIFIED FROM
DERIVATIVES IN CASH FLOW               COMPREHENSIVE INCOME  ACCUMULATED OTHER COMPREHENSIVE
HEDGING RELATIONSHIPS                  (LOSS) ON DERIVATIVES INCOME (LOSS) INTO INCOME (LOSS)
-------------------------------------- --------------------- --------------------------------
                                                                      NET DERIVATIVE
                                                                      GAINS (LOSSES)
                                                             --------------------------------
                                                           (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
 Interest rate swaps..................      $       57                  $       1
 Foreign currency swaps...............               7                         (1)
 Interest rate forwards...............             144                          9
                                            ----------                  ---------
   Total..............................      $      208                  $       9
                                            ==========                  =========
FOR THE YEAR ENDED DECEMBER 31, 2010:
 Interest rate swaps..................      $      (21)                 $      --
 Foreign currency swaps...............              (1)                        --
 Interest rate forwards...............             (48)                         2
                                            ----------                  ---------
   Total..............................      $      (70)                 $       2
                                            ==========                  =========
FOR THE YEAR ENDED DECEMBER 31, 2009:
 Interest rate swaps..................      $       --                  $      --
 Foreign currency swaps...............              (1)                        --
 Interest rate forwards...............               8                          6
                                            ----------                  ---------
   Total..............................      $        7                  $       6
                                            ==========                  =========

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

 NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

  The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates; (iv) covered call options for income generation; (v) credit default swaps to economically hedge exposure to adverse movements in credit;
(vi) credit default swaps to synthetically create investments; and (vii) equity options to economically hedge certain invested assets against adverse changes in equity indices.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                    NET          NET
                                                 DERIVATIVE   INVESTMENT
                                               GAINS (LOSSES) INCOME (1)
                                               -------------- ----------
                                                     (IN MILLIONS)
        FOR THE YEAR ENDED DECEMBER 31, 2011:
        Interest rate swaps...................     $  84         $ --
        Interest rate floors..................        55           --
        Interest rate caps....................        (2)          --
        Interest rate futures.................         6           --
        Foreign currency swaps................         2           --
        Foreign currency forwards.............        (2)          --
        Equity options........................        --           (2)
        Interest rate options.................         1           --
        Interest rate forwards................        (1)          --
        Credit default swaps..................         1           --
                                                   -----         ----
         Total................................     $ 144         $ (2)
                                                   =====         ====
        FOR THE YEAR ENDED DECEMBER 31, 2010:
        Interest rate swaps...................     $  (4)        $ --
        Interest rate floors..................        17           --
        Interest rate caps....................        (2)          --
        Interest rate futures.................       (28)          --
        Foreign currency swaps................        (1)          --
        Foreign currency forwards.............        (2)          --
        Equity options........................        --           (1)
        Interest rate options.................        --           --
        Interest rate forwards................         1           --
        Credit default swaps..................         1           --
                                                   -----         ----
         Total................................     $ (18)        $ (1)
                                                   =====         ====
        FOR THE YEAR ENDED DECEMBER 31, 2009:
        Interest rate swaps...................     $   1         $ --
        Interest rate floors..................       (86)          --
        Interest rate caps....................         1           --
        Interest rate futures.................        (1)          --
        Foreign currency swaps................        (9)          --
        Foreign currency forwards.............        --           --
        Equity options........................        --           --
        Interest rate options.................        --           --
        Interest rate forwards................        --           --
        Credit default swaps..................        (2)          --
                                                   -----         ----
         Total................................     $ (96)        $ --
                                                   =====         ====

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 CREDIT DERIVATIVES

  In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $469 million and $185 million at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $2 million to terminate all of these contracts, and at December 31, 2010, the Company would have received $2 million to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                                          2011                                   2010
                                         -------------------------------------- --------------------------------------
                                                       MAXIMUM                                MAXIMUM
                                         ESTIMATED      AMOUNT                  ESTIMATED    AMOUNT OF
                                         FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE     FUTURE       WEIGHTED
                                         OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED   DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                     SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                               (IN MILLIONS)                          (IN MILLIONS)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................   $   1        $  63          4.1         $ --        $  23          4.1
   Credit default swaps referencing
     indices............................       1           43          2.8            1           59          3.3
                                           -----        -----                      ----        -----
    Subtotal............................       2          106          3.6            1           82          3.5
                                           -----        -----                      ----        -----
   Baa
   Single name credit default swaps
     (corporate)........................      (1)          85          4.6           --           --           --
   Credit default swaps referencing
     indices............................      (3)         278          4.7            1          103          5.0
                                           -----        -----                      ----        -----
    Subtotal............................      (4)         363          4.6            1          103          5.0
                                           -----        -----                      ----        -----
      Total.............................   $  (2)       $ 469          4.4         $  2        $ 185          4.4
                                           =====        =====                      ====        =====

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 CREDIT RISK ON FREESTANDING DERIVATIVES

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

  The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $243 million and $54 million, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2011 and 2010, the Company had received collateral consisting of various securities with a fair market value of $66 million and $0, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2011, none of the collateral had been sold or repledged.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                      ESTIMATED FAIR VALUE OF     FAIR VALUE OF INCREMENTAL
                                       COLLATERAL PROVIDED:       COLLATERAL PROVIDED UPON:
                                      ----------------------- ----------------------------------
                                                                            DOWNGRADE IN THE
                                                              ONE NOTCH COMPANY'S CREDIT RATING
                                                              DOWNGRADE TO A LEVEL THAT TRIGGERS
                       ESTIMATED                               IN THE        FULL OVERNIGHT
                   FAIR VALUE (1) OF                          COMPANY'S   COLLATERALIZATION OR
                   DERIVATIVES IN NET     FIXED MATURITY       CREDIT        TERMINATION OF
                   LIABILITY POSITION     SECURITIES (2)       RATING   THE DERIVATIVE POSITION
                   ------------------ ----------------------- --------- ------------------------
                                                   (IN MILLIONS)
December 31, 2011.        $ --                 $ --             $ --              $ --
December 31, 2010.        $ 69                 $ 37             $ 11              $ 46

--------

(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At both December 31, 2011 and 2010, the Company did not provide any cash collateral.

  The Company also has exchange-traded futures, which may require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At both December 31, 2011 and 2010, the Company provided cash collateral for exchange-traded futures of $6 million, which is included in premiums, reinsurance and other receivables.

 EMBEDDED DERIVATIVES

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; and ceded reinsurance written on a funds withheld basis.

  The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                DECEMBER 31,
                                                               ---------------
                                                                 2011    2010
                                                               ------- -------
                                                                (IN MILLIONS)
  Net embedded derivatives within asset host contracts:
   Ceded guaranteed minimum benefits.......................... $ 3,009 $   930
  Net embedded derivatives within liability host contracts:
   Direct guaranteed minimum benefits......................... $ 1,189 $   174
   Other......................................................     416       5
                                                               ------- -------
     Net embedded derivatives within liability host contracts. $ 1,605 $   179
                                                               ======= =======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The following table presents changes in estimated fair value related to embedded derivatives:

                                                 YEARS ENDED DECEMBER 31,
                                                 -----------------------
                                                   2011    2010    2009
                                                 ------  ------  ------
                                                     (IN MILLIONS)
         Net derivative gains (losses) (1), (2). $ 510   $ 112   $ (528)

--------

(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $346 million, ($140) million and ($432) million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($476) million, $210 million and $816 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)See Note 7 for discussion of affiliated net derivative gains (losses) included in the table above.

4. FAIR VALUE

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

 RECURRING FAIR VALUE MEASUREMENTS

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                     DECEMBER 31, 2011
                                                -----------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR SIGNIFICANT OTHER SIGNIFICANT    TOTAL
                                                 IDENTICAL ASSETS     OBSERVABLE     UNOBSERVABLE ESTIMATED
                                                 AND LIABILITIES        INPUTS          INPUTS      FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                ------------------ ----------------- ------------ ---------
                                                                       (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities....................      $    --           $   3,825       $    141   $   3,966
  Foreign corporate securities.................           --               1,628            144       1,772
  U.S. Treasury and agency securities..........          625                 902             --       1,527
  RMBS.........................................           --               1,280             33       1,313
  State and political subdivision securities...           --                 781             --         781
  CMBS.........................................           --                 555             12         567
  ABS..........................................           --                 310             55         365
  Foreign government securities................           --                 164              2         166
                                                     -------           ---------       --------   ---------
    Total fixed maturity securities............          625               9,445            387      10,457
                                                     -------           ---------       --------   ---------
Equity securities:
  Common stock.................................            1                  --             --           1
  Non-redeemable preferred stock...............           --                  --              1           1
                                                     -------           ---------       --------   ---------
    Total equity securities....................            1                  --              1           2
                                                     -------           ---------       --------   ---------
Short-term investments (1).....................          233                 546             --         779
Derivative assets: (2)
  Interest rate contracts......................            1                 255             87         343
  Foreign currency contracts...................           --                   9             --           9
  Credit contracts.............................           --                   3              1           4
                                                     -------           ---------       --------   ---------
    Total derivative assets....................            1                 267             88         356
Net embedded derivatives within asset host
 contracts (3).................................           --                  --          3,009       3,009
Separate account assets (4)....................           96              56,724             --      56,820
                                                     -------           ---------       --------   ---------
     Total assets..............................      $   956           $  66,982       $  3,485   $  71,423
                                                     =======           =========       ========   =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts......................      $    --           $      13       $     --   $      13
  Foreign currency contracts...................           --                   3             --           3
  Credit contracts.............................           --                   5             --           5
                                                     -------           ---------       --------   ---------
    Total derivative liabilities...............           --                  21             --          21
Net embedded derivatives within liability host
 contracts (3).................................           --                  --          1,605       1,605
                                                     -------           ---------       --------   ---------
     Total liabilities.........................      $    --           $      21       $  1,605   $   1,626
                                                     =======           =========       ========   =========

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                   DECEMBER 31, 2010
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR SIGNIFICANT OTHER SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS     OBSERVABLE     UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES        INPUTS          INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................       $  --            $   3,210       $    162   $   3,372
  Foreign corporate securities...............................          --                1,399             91       1,490
  U.S. Treasury and agency securities........................         495                  648             --       1,143
  RMBS.......................................................          --                  969             41       1,010
  State and political subdivision securities.................          --                  630             --         630
  CMBS.......................................................          --                  506              7         513
  ABS........................................................          --                  328             55         383
  Foreign government securities..............................          --                  131              4         135
                                                                    -----            ---------       --------   ---------
    Total fixed maturity securities..........................         495                7,821            360       8,676
                                                                    -----            ---------       --------   ---------
Equity securities:
  Common stock...............................................           2                   --             --           2
  Non-redeemable preferred stock.............................          --                   --              1           1
                                                                    -----            ---------       --------   ---------
    Total equity securities..................................           2                   --              1           3
                                                                    -----            ---------       --------   ---------
Short-term investments (1)...................................          20                   82              6         108
Derivative assets: (2)
Interest rate contracts......................................           2                   61             --          63
Foreign currency contracts...................................          --                    2             --           2
Credit contracts.............................................          --                    2              1           3
                                                                    -----            ---------       --------   ---------
  Total derivative assets....................................           2                   65              1          68
Net embedded derivatives within asset host contracts (3).....          --                   --            930         930
Separate account assets (4)..................................          --               42,435             --      42,435
                                                                    -----            ---------       --------   ---------
  Total assets...............................................       $ 519            $  50,403       $  1,298   $  52,220
                                                                    =====            =========       ========   =========
LIABILITIES:
Derivative liabilities: (2)
Interest rate contracts......................................       $   3            $      25       $     48   $      76
Foreign currency contracts...................................          --                    6             --           6
Credit contracts.............................................          --                    2             --           2
                                                                    -----            ---------       --------   ---------
  Total derivative liabilities...............................           3                   33             48          84
Net embedded derivatives within liability host contracts (3).          --                   --            179         179
                                                                    -----            ---------       --------   ---------
  Total liabilities..........................................       $   3            $      33       $    227   $     263
                                                                    =====            =========       ========   =========

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs
   (Level 3) tables which follow.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities in the consolidated balance sheets.

(4)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

  See Note 2 for discussion of certain prior year amounts which have been reclassified to conform with the 2011 presentation.

  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  When available, the estimated fair value of the Company's fixed maturity securities, equity securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

  The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

  When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

 Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

 Embedded Derivatives Within Asset and Liability Host Contracts

  Embedded derivatives principally include certain direct and ceded variable annuity guarantees and embedded derivatives related to funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

  The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

  The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives), but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Fixed Maturity Securities, Equity Securities, Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, short-term investments and cash and cash equivalents. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

  A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

  The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

  While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  These securities are comprised of U.S. Treasury securities, exchange traded common stock, and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

 Derivative Assets and Derivative Liabilities

  These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

 Separate Account Assets

  These assets are comprised of securities that are similar in nature to the fixed maturity securities and short-term investments referred to above. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


LEVEL 2 MEASUREMENTS:

 Fixed Maturity Securities and Short-term Investments

  This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

    U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

    Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

    U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

    Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

 Derivative Assets and Derivative Liabilities

  This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

 Interest rate contracts.

  Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London InterBank Offer Rate ("LIBOR") basis curves.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

 Foreign currency contracts.

  Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

 Credit contracts.

  Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

 Separate Account Assets

  These assets are comprised of investments that are similar in nature to the fixed maturity securities and short-term investments referred to above. Also included are certain mutual funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

  In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

    U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

    Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

    Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

    Non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

 Derivative Assets and Derivative Liabilities

  These derivatives are principally valued using an income approach. Valuations of non-option based derivatives utilize present value techniques, whereas valuations of option based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

 Interest rate contracts.

  Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

 Credit contracts.

  Non-option-based -- Significant unobservable inputs may include credit spreads and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

 Direct Guaranteed Minimum Benefits

  These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Reinsurance Ceded on Certain Guaranteed Minimum Benefits

  These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under "Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

 Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

  These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

TRANSFERS BETWEEN LEVELS 1 AND 2:

  During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

  Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

  Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

  During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $3 million were comprised of certain foreign corporate securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $39 million were comprised of certain U.S. corporate securities and RMBS.

  Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $112 million were principally comprised of certain U.S. corporate securities and ABS. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $31 million were comprised of certain foreign and U.S. corporate securities.

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                       ----------------------------------------------------------------------
                                                                             FIXED MATURITY SECURITIES:
                                                       ----------------------------------------------------------------------
                                                                                       STATE AND
                                                          U.S.     FOREIGN             POLITICAL                     FOREIGN
                                                       CORPORATE  CORPORATE           SUBDIVISION                   GOVERNMENT
                                                       SECURITIES SECURITIES   RMBS   SECURITIES    CMBS     ABS    SECURITIES
                                                       ---------- ---------- -------  ----------- -------  -------  ----------
                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...................................  $    162   $     91  $    41    $    --   $     7  $    55    $    4
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income..............................        --         --       --         --        --       --        --
   Net investment gains (losses)......................        --         --       --         --         1       --        --
   Net derivative gains (losses)......................        --         --       --         --        --       --        --
  Other comprehensive income (loss)...................        11         (3)      --         --        --        1        --
Purchases (3).........................................        34         70       10         --         7       49        --
Sales (3).............................................        (7)       (15)      (8)        --        (3)      (9)       (2)
Issuances (3).........................................        --         --       --         --        --       --        --
Settlements (3).......................................        --         --       --         --        --       --        --
Transfers into Level 3 (4)............................        --          3       --         --        --       --        --
Transfers out of Level 3 (4)..........................       (59)        (2)     (10)        --        --      (41)       --
                                                        --------   --------  -------    -------   -------  -------    ------
Balance, December 31,.................................  $    141   $    144  $    33    $    --   $    12  $    55    $    2
                                                        ========   ========  =======    =======   =======  =======    ======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at December 31,
 2011 included in earnings:
   Net investment income..............................  $     --   $     --  $    --    $    --   $    --  $    --    $   --
   Net investment gains (losses)......................  $     --   $     --  $    --    $    --   $    --  $    --    $   --
   Net derivative gains (losses)......................  $     --   $     --  $    --    $    --   $    --  $    --    $   --

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                      FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                   -----------------------------------------------------------------------------
                                                   EQUITY SECURITIES:                  NET DERIVATIVES: (5)
                                                   ------------------             ------------------------------
                                                          NON-
                                                       REDEEMABLE                 INTEREST    FOREIGN                  NET
                                                       PREFERRED      SHORT-TERM    RATE     CURRENCY   CREDIT      EMBEDDED
                                                         STOCK        INVESTMENTS CONTRACTS  CONTRACTS CONTRACTS DERIVATIVES (6)
                                                   ------------------ ----------- ---------  --------- --------- ---------------
                                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...............................     $       1       $       6  $     (48) $      -- $       1   $      751
Total realized/unrealized gains (losses) included
 in:
 Earnings: (1), (2)
   Net investment income..........................            --              --         --         --        --           --
   Net investment gains (losses)..................            (1)             --         --         --        --           --
   Net derivative gains (losses)..................            --              --          9         --        --          510
 Other comprehensive income (loss)................             1              --        135         --        --           --
Purchases (3).....................................            --              --         --         --        --           --
Sales (3).........................................            --              (6)        --         --        --           --
Issuances (3).....................................            --              --         --         --        --           --
Settlements (3)...................................            --              --         (9)        --        --          143
Transfers into Level 3 (4)........................            --              --         --         --        --           --
Transfers out of Level 3 (4)......................            --              --         --         --        --           --
                                                       ---------       ---------  ---------  --------- ---------   ----------
Balance, December 31,.............................     $       1       $      --  $      87  $      -- $       1   $    1,404
                                                       =========       =========  =========  ========= =========   ==========
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2011 included in earnings:
   Net investment income..........................     $      --       $      --  $      --  $      -- $      --   $       --
   Net investment gains (losses)..................     $      (1)      $      --  $      --  $      -- $      --   $       --
   Net derivative gains (losses)..................     $      --       $      --  $      --  $      -- $      --   $      520

                                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                       ---------------------------------------------------------------------
                                                                            FIXED MATURITY SECURITIES:
                                                       ---------------------------------------------------------------------
                                                                                         STATE AND
                                                          U.S.       FOREIGN             POLITICAL                   FOREIGN
                                                       CORPORATE    CORPORATE           SUBDIVISION                 GOVERNMENT
                                                       SECURITIES   SECURITIES   RMBS   SECURITIES   CMBS     ABS   SECURITIES
                                                       ----------   ---------- -------  ----------- ------- ------- ----------
                                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,...................................  $    139     $    70   $    30    $     1   $     1 $    38  $    --
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income..............................        --          --        --         --        --      --       --
   Net investment gains (losses)......................        --           1        --         --        --      --       --
   Net derivative gains (losses)......................        --          --        --         --        --      --       --
  Other comprehensive income (loss)...................         4           7         7         --         1       4       --
Purchases, sales, issuances and settlements (3).......        --          38       (11)        --         5      13        4
Transfers into Level 3 (4)............................        24          --        15         --        --      --       --
Transfers out of Level 3 (4)..........................        (5)        (25)       --         (1)       --      --       --
                                                        --------     -------   -------    -------   ------- -------  -------
Balance, December 31,.................................  $    162     $    91   $    41    $    --   $     7 $    55  $     4
                                                        ========     =======   =======    =======   ======= =======  =======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at December 31,
 2010 included in earnings:
   Net investment income..............................  $     --     $    --   $     1    $    --   $    -- $    --  $    --
   Net investment gains (losses)......................  $     --     $    --   $    --    $    --   $    -- $    --  $    --
   Net derivative gains (losses)......................  $     --     $    --   $    --    $    --   $    -- $    --  $    --

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                     FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                   ----------------------------------------------------------------------------
                                                   EQUITY SECURITIES:                 NET DERIVATIVES: (5)
                                                   ------------------             ----------------------------
                                                          NON-
                                                       REDEEMABLE                 INTEREST   FOREIGN                  NET
                                                       PREFERRED      SHORT-TERM    RATE    CURRENCY   CREDIT      EMBEDDED
                                                         STOCK        INVESTMENTS CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (6)
                                                   ------------------ ----------- --------- --------- --------- ---------------
                                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,...............................      $     1         $    --    $    --   $    --  $      3     $    536
Total realized/unrealized gains (losses) included
 in:
 Earnings: (1), (2)
   Net investment income..........................           --              --         --        --        --           --
   Net investment gains (losses)..................           --              --         --        --        --           --
   Net derivative gains (losses)..................           --              --         --        --        (1)         112
 Other comprehensive income (loss)................           --              --        (48)       --        --           --
Purchases, sales, issuances and settlements (3)...           --               6         --        --        (1)         103
Transfers into Level 3 (4)........................           --              --         --        --        --           --
Transfers out of Level 3 (4)......................           --              --         --        --        --           --
                                                        -------         -------    -------   -------  --------     --------
Balance, December 31,.............................      $     1         $     6    $   (48)  $    --  $      1     $    751
                                                        =======         =======    =======   =======  ========     ========
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2010 included in earnings:
   Net investment income..........................      $    --         $    --    $    --   $    --  $     --     $     --
   Net investment gains (losses)..................      $    --         $    --    $    --   $    --  $     --     $     --
   Net derivative gains (losses)..................      $    --         $    --    $    --   $    --  $     (1)    $    120

                                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                       ------------------------------------------------------------------------
                                                                              FIXED MATURITY SECURITIES:
                                                       ------------------------------------------------------------------------
                                                                                       STATE AND
                                                          U.S.     FOREIGN             POLITICAL                      FOREIGN
                                                       CORPORATE  CORPORATE           SUBDIVISION                    GOVERNMENT
                                                       SECURITIES SECURITIES   RMBS   SECURITIES    CMBS      ABS    SECURITIES
                                                       ---------- ---------- -------- ----------- -------  --------  ----------
                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,...................................  $     65   $     48  $     24   $    --   $    --  $     27   $    --
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income..............................        --         --        --        --        --        --        --
   Net investment gains (losses)......................       (17)        (1)       --        --        (1)       --        --
   Net derivative gains (losses)......................        --         --        --        --        --        --        --
  Other comprehensive income (loss)...................        18         11         1        --         1        14        --
Purchases, sales, issuances and settlements (3).......        10         12         5         1        --        (4)       --
Transfers into and/or out of Level 3 (4)..............        63         --        --        --         1         1        --
                                                        --------   --------  --------   -------   =======  --------   -------
Balance, December 31,.................................  $    139   $     70  $     30   $     1   $     1  $     38   $    --
                                                        ========   ========  ========   =======   =======  ========   =======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at December 31,
 2009 included in earnings:
   Net investment income..............................  $     --   $     --  $     --   $    --   $    --        --        --
   Net investment gains (losses)......................  $    (17)  $     (1) $     --   $    --   $    (1)       --        --
   Net derivative gains (losses)......................  $     --   $     --  $     --   $    --   $    --        --        --

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         -------------------------------------------------------------------
                                                           EQUITY SECURITIES:
                                                         --------------------
                                                                 NON-
                                                              REDEEMABLE                                              NET
                                                              PREFERRED           SHORT-TERM        NET            EMBEDDED
                                                                STOCK             INVESTMENTS  DERIVATIVES (5)   DERIVATIVES (6)
                                                         --------------------    ------------ ---------------- -----------------
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,.....................................       $     7             $    --        $    --          $     963
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income................................            --                  --             --                 --
   Net investment gains (losses)........................            (2)                 --             --                 --
   Net derivative gains (losses)........................            --                  --              1               (516)
  Other comprehensive income (loss).....................             3                  --             --                 --
Purchases, sales, issuances and settlements (3).........            (7)                 --              2                 89
Transfers into and/or out of Level 3 (4)................            --                  --             --                 --
                                                               -------             -------        -------          ---------
Balance, December 31,...................................       $     1             $    --        $     3          $     536
                                                               =======             =======        =======          =========
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2009
 included in earnings:
   Net investment income................................       $    --             $    --        $    --          $      --
   Net investment gains (losses)........................       $    --             $    --        $    --          $      --
   Net derivative gains (losses)........................       $    --             $    --        $     1          $    (510)

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(6)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 NON-RECURRING FAIR VALUE MEASUREMENTS

  Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                           YEARS ENDED DECEMBER 31,
                   -------------------------------------------------------------------------------------------------------
                                  2011                               2010                               2009
                   ---------------------------------- ---------------------------------  ---------------------------------
                    CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED     NET
                      VALUE       FAIR     INVESTMENT    VALUE       FAIR     INVESTMENT    VALUE       FAIR     INVESTMENT
                    PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER   GAINS
                   MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT  (LOSSES)
                   ----------- ----------- ---------- ----------- ----------- ---------- ----------- ----------- ----------
                                                                (IN MILLIONS)
Other limited
  partnership
  interests (1)...    $ --        $ --        $ --        $ 4         $ 3        $ (1)      $ 21         $ 4       $ (17)
Real estate joint
  ventures (2)....    $ --        $ --        $ --        $ 3         $ 1        $ (2)      $  7         $ 5       $  (2)

--------

(1)Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in international leveraged buyout funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were $4 million at December 31, 2010.

(2)Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were less than $1 million at December 31, 2010.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 FAIR VALUE OF FINANCIAL INSTRUMENTS

  Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                          DECEMBER 31,
                                                     ------------------------------------------------------
                                                                2011                        2010
                                                     --------------------------- --------------------------
                                                                       ESTIMATED                   ESTIMATED
                                                     NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                      AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                     -------- -------- --------- -------- -------- ---------
                                                                          (IN MILLIONS)
ASSETS:
Mortgage loans, net.................................          $ 1,508   $ 1,617           $ 1,175   $ 1,249
Policy loans........................................          $   102   $   104           $    64   $    64
Real estate joint ventures (1)......................          $     7   $     8           $     6   $     5
Other limited partnership interests (1).............          $     9   $    11           $     8   $     7
Short-term investments (2)..........................          $    --   $    --           $     5   $     5
Other invested assets (1)...........................          $   125   $   139           $    --   $    --
Cash and cash equivalents...........................          $   108   $   108           $   240   $   240
Accrued investment income...........................          $   120   $   120           $   105   $   105
Premiums, reinsurance and other receivables (1).....          $ 5,379   $ 6,167           $ 5,526   $ 5,943
LIABILITIES:
PABs (1)............................................          $ 6,316   $ 6,954           $ 6,462   $ 7,001
Payables for collateral under securities loaned and
  other transactions................................          $ 1,672   $ 1,672           $ 1,246   $ 1,246
Long-term debt......................................          $    42   $    50           $    45   $    45
Other liabilities (1)...............................          $   147   $   147           $   137   $   137
Separate account liabilities (1)....................          $   985   $   985           $ 1,125   $ 1,125
COMMITMENTS: (3)
Mortgage loan commitments...........................   $ 3    $    --   $    --    $ 80   $    --   $    (1)
Commitments to fund private corporate bond
  investments.......................................   $64    $    --   $     9    $ 66   $    --   $     3

--------

(1)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2)Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(3)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, short-term investments, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

 Mortgage Loans

  The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

 Policy Loans

  For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

  Real estate joint ventures and other limited partnership interests included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

  The estimated fair values for real estate joint ventures and other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Short-term Investments

  Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Other Invested Assets

  Other invested assets within the preceding table are comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Cash and Cash Equivalents

  Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

 Accrued Investment Income

  Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

 Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements and amounts receivable for securities sold but not yet settled.

  Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

 PABs

  PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

  The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 Payables for Collateral Under Securities Loaned and Other Transactions

  The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

 Long-term Debt

  The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of other companies with similar types of borrowing arrangements.

 Other Liabilities

  Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of funds withheld amounts payable which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

  Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

  Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

 Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


5. DEFERRED POLICY ACQUISITION COSTS

  Information regarding DAC was as follows:

                                                                       DAC
                                                                  -------------
                                                                  (IN MILLIONS)
Balance at January 1, 2009.......................................    $ 2,082
Capitalizations..................................................        727
                                                                     -------
  Subtotal.......................................................      2,809
                                                                     -------
Amortization related to:
  Net investment gains (losses)..................................        136
  Other expenses.................................................       (332)
                                                                     -------
   Total amortization............................................       (196)
                                                                     -------
Unrealized investment gains (losses).............................        (59)
                                                                     -------
Balance at December 31, 2009.....................................      2,554
Capitalizations..................................................        880
                                                                     -------
  Subtotal.......................................................      3,434
                                                                     -------
Amortization related to:
  Net investment gains (losses)..................................        (59)
  Other expenses.................................................       (364)
                                                                     -------
   Total amortization............................................       (423)
                                                                     -------
Unrealized investment gains (losses).............................        (46)
                                                                     -------
Balance at December 31, 2010.....................................      2,965
Capitalizations..................................................      1,367
                                                                     -------
  Subtotal.......................................................      4,332
                                                                     -------
Amortization related to:
  Net investment gains (losses)..................................       (313)
  Other expenses.................................................       (475)
                                                                     -------
   Total amortization............................................       (788)
                                                                     -------
Unrealized investment gains (losses).............................         (2)
                                                                     -------
Balance at December 31, 2011.....................................    $ 3,542
                                                                     =======

  Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


6. INSURANCE

 VALUE OF DISTRIBUTION AGREEMENTS

  Information regarding VODA, which was reported in other assets, was as follows:

                                                                     AMOUNT
                                                                  -------------
                                                                  (IN MILLIONS)
Balance at January 1, 2009.......................................    $  160
Amortization.....................................................        (5)
                                                                     ------
Balance at December 31, 2009.....................................       155
Amortization.....................................................        (7)
                                                                     ------
Balance at December 31, 2010.....................................       148
Amortization.....................................................        (8)
                                                                     ------
Balance at December 31, 2011.....................................    $  140
                                                                     ======

  The estimated future amortization expense allocated to other expenses for the next five years for VODA is $10 million in 2012, $11 million in 2013, $12 million in 2014, $12 million in 2015 and $12 million in 2016.

 SALES INDUCEMENTS

  Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                                     AMOUNT
                                                                  -------------
                                                                  (IN MILLIONS)
Balance at January 1, 2009.......................................    $  378
Capitalization...................................................       122
Amortization.....................................................       (50)
                                                                     ------
Balance at December 31, 2009.....................................       450
Capitalization...................................................        98
Amortization.....................................................       (51)
                                                                     ------
Balance at December 31, 2010.....................................       497
Capitalization...................................................        79
Amortization.....................................................       (73)
                                                                     ------
Balance at December 31, 2011.....................................    $  503
                                                                     ======

 SEPARATE ACCOUNTS

  Separate account assets and liabilities primarily include pass-through separate accounts totaling $56.6 billion and $42.4 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 GUARANTEES

  The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

  The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                                  DECEMBER 31,
                                         -----------------------------------------------------------
                                                      2011                            2010
                                         ----------------------------    ---------------------------
                                             IN THE            AT            IN THE           AT
                                         EVENT OF DEATH   ANNUITIZATION  EVENT OF DEATH  ANNUITIZATION
                                         --------------   -------------  -------------- -------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................  $     27,161            N/A      $  21,840             N/A
Net amount at risk (2)..................  $       795 (3)         N/A      $    415 (3)          N/A
Average attained age of contractholders.      63 years            N/A       62 years             N/A

ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................  $     33,558      $  41,713      $  23,624    $     30,613
Net amount at risk (2)..................  $     2,988 (3)   $  6,595 (4)   $  1,378 (3) $     3,523 (4)
Average attained age of contractholders.      64 years       62 years       64 years        62 years

                                                         DECEMBER 31,
                                                 -------------------------
                                                      2011           2010
                                                 ------------    ---------
                                                     SECONDARY GUARANTEES
                                                 -------------------------
                                                        (IN MILLIONS)
   UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
   Account value (general and separate account). $      3,019    $   1,578
   Net amount at risk (2)....................... $    58,776 (3) $ 29,454 (3)
   Average attained age of policyholders........     55 years     56 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct and assumed amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(4)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:



                                   ANNUITY CONTRACTS
                                -----------------------
                                                         UNIVERSAL AND
                                                         VARIABLE LIFE
                                                           CONTRACTS
                                GUARANTEED  GUARANTEED   -------------
                                  DEATH    ANNUITIZATION   SECONDARY
                                 BENEFITS    BENEFITS     GUARANTEES    TOTAL
                                ---------- ------------- ------------- ------
                                                (IN MILLIONS)
  DIRECT
  Balance at January 1, 2009...  $    73      $   221       $    52    $  346
  Incurred guaranteed benefits.       27           (6)          172       193
  Paid guaranteed benefits.....      (45)          --            --       (45)
                                 -------      -------       -------    ------
  Balance at December 31, 2009.       55          215           224       494
  Incurred guaranteed benefits.       23           66           246       335
  Paid guaranteed benefits.....       (5)          --            --        (5)
                                 -------      -------       -------    ------
  Balance at December 31, 2010.       73          281           470       824
  Incurred guaranteed benefits.       77          128           139       344
  Paid guaranteed benefits.....      (18)          --            --       (18)
                                 -------      -------       -------    ------
  Balance at December 31, 2011.  $   132      $   409       $   609    $1,150
                                 =======      =======       =======    ======

  CEDED
  Balance at January 1, 2009...  $    73      $    72       $    --    $  145
  Incurred guaranteed benefits.       27            2           142       171
  Paid guaranteed benefits.....      (45)          --            --       (45)
                                 -------      -------       -------    ------
  Balance at December 31, 2009.       55           74           142       271
  Incurred guaranteed benefits.       23           23           192       238
  Paid guaranteed benefits.....       (5)          --            --        (5)
                                 -------      -------       -------    ------
  Balance at December 31, 2010.       73           97           334       504
  Incurred guaranteed benefits.       77           44           123       244
  Paid guaranteed benefits.....      (18)          --            --       (18)
                                 -------      -------       -------    ------
  Balance at December 31, 2011.  $   132      $   141       $   457    $  730
                                 =======      =======       =======    ======

  NET
  Balance at January 1, 2009...  $    --      $   149       $    52    $  201
  Incurred guaranteed benefits.       --           (8)           30        22
  Paid guaranteed benefits.....       --           --            --        --
                                 -------      -------       -------    ------
  Balance at December 31, 2009.       --          141            82       223
  Incurred guaranteed benefits.       --           43            54        97
  Paid guaranteed benefits.....       --           --            --        --
                                 -------      -------       -------    ------
  Balance at December 31, 2010.       --          184           136       320
  Incurred guaranteed benefits.       --           84            16       100
  Paid guaranteed benefits.....       --           --            --        --
                                 -------      -------       -------    ------
  Balance at December 31, 2011.  $    --      $   268       $   152    $  420
                                 =======      =======       =======    ======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                                               DECEMBER 31,
                                                             -----------------
                                                               2011     2010
                                                             -------- --------
                                                               (IN MILLIONS)
  Fund Groupings:
  Equity.................................................... $ 24,325 $ 21,558
  Balanced..................................................   26,785   16,456
  Bond......................................................    2,983    1,941
  Specialty.................................................      727      705
  Money Market..............................................      587      521
                                                             -------- --------
    Total................................................... $ 55,407 $ 41,181
                                                             ======== ========

7. REINSURANCE

  The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits for most new individual life insurance policies and for certain individual life insurance policies the Company reinsures up to 90% of the mortality risk. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

  The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. The Company also reinsures the risk associated with secondary death benefit guarantees on certain universal life insurance policies to an affiliate.

  The Company reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2001 to affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its new production of fixed annuities to an affiliated reinsurer.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $283 million and $262 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

  At December 31, 2011, the Company had $427 million of net unaffiliated ceded reinsurance recoverables. Of this total, $377 million, or 88%, were with the Company's five largest unaffiliated ceded reinsurers, including $233 million of which were unsecured. At December 31, 2010, the Company had $397 million of net unaffiliated ceded reinsurance recoverables. Of this total, $337 million, or 85%, were with the Company's five largest unaffiliated ceded reinsurers, including $201 million of which were unsecured.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                                    YEARS ENDED DECEMBER 31,
                                                                --------------------------
                                                                   2011       2010     2009
                                                                --------   --------  ------
                                                                       (IN MILLIONS)
PREMIUMS:
 Direct premiums............................................... $    961   $    562  $  564
 Reinsurance assumed...........................................        7         13      14
 Reinsurance ceded.............................................     (321)      (218)   (185)
                                                                --------   --------  ------
   Net premiums................................................ $    647   $    357  $  393
                                                                ========   ========  ======

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
 Direct universal life and investment-type product policy fees. $  1,694   $  1,224  $  834
 Reinsurance assumed...........................................       90        120     115
 Reinsurance ceded.............................................     (496)      (353)   (204)
                                                                --------   --------  ------
   Net universal life and investment-type product policy fees.. $  1,288   $    991  $  745
                                                                ========   ========  ======

OTHER REVENUES:
 Direct other revenues......................................... $     99   $     63  $   39
 Reinsurance assumed...........................................       --         --      --
 Reinsurance ceded.............................................      215        239     198
                                                                --------   --------  ------
   Net other revenues.......................................... $    314   $    302  $  237
                                                                ========   ========  ======

POLICYHOLDER BENEFITS AND CLAIMS:
 Direct policyholder benefits and claims....................... $  1,363   $    944  $  807
 Reinsurance assumed...........................................       15         29       8
 Reinsurance ceded.............................................     (599)      (487)   (358)
                                                                --------   --------  ------
   Net policyholder benefits and claims........................ $    779   $    486  $  457
                                                                ========   ========  ======

INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
 Direct interest credited to policyholder account balances..... $    436   $    404  $  377
 Reinsurance assumed...........................................       68         64      64
 Reinsurance ceded.............................................      (80)       (55)    (32)
                                                                --------   --------  ------
   Net interest credited to policyholder account balances...... $    424   $    413  $  409
                                                                ========   ========  ======

OTHER EXPENSES:
 Direct other expenses......................................... $  1,389   $    842  $  465
 Reinsurance assumed...........................................       48         90     105
 Reinsurance ceded.............................................      145         92      43
                                                                --------   --------  ------
   Net other expenses.......................................... $  1,582   $  1,024  $  613
                                                                ========   ========  ======

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                       DECEMBER 31, 2011
                                             -------------------------------------
                                                                           TOTAL
                                                                          BALANCE
                                               DIRECT   ASSUMED    CEDED    SHEET
                                             -------- --------- --------  --------
                                                         (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables. $    374 $     34  $ 12,271  $ 12,679
Deferred policy acquisition costs...........    3,986      140      (584)    3,542
                                             -------- --------  --------  --------
 Total assets............................... $  4,360 $    174  $ 11,687  $ 16,221
                                             ======== ========  ========  ========

LIABILITIES:
Future policy benefits...................... $  3,044 $     41  $     --  $  3,085
Other policy-related balances...............      181    1,510       758     2,449
Other liabilities...........................      211       10     4,093     4,314
                                             -------- --------  --------  --------
 Total liabilities.......................... $  3,436 $  1,561  $  4,851  $  9,848
                                             ======== ========  ========  ========

                                                       DECEMBER 31, 2010
                                             -------------------------------------
                                                                           TOTAL
                                                                          BALANCE
                                               DIRECT   ASSUMED    CEDED    SHEET
                                             -------- --------- --------  --------
                                                         (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables. $    211 $     40  $  9,527  $  9,778
Deferred policy acquisition costs...........    3,287      164      (486)    2,965
                                             -------- --------  --------  --------
 Total assets............................... $  3,498 $    204  $  9,041  $ 12,743
                                             ======== ========  ========  ========

LIABILITIES:
Future policy benefits...................... $  2,051 $     41  $     --  $  2,092
Other policy-related balances...............      177    1,435       508     2,120
Other liabilities...........................      246       12     3,343     3,601
                                             -------- --------  --------  --------
 Total liabilities.......................... $  2,474 $  1,488  $  3,851  $  7,813
                                             ======== ========  ========  ========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $4.2 billion and $4.3 billion at December 31, 2011 and 2010, respectively. There were no deposit liabilities on reinsurance at both December 31, 2011 and 2010.

 RELATED PARTY REINSURANCE TRANSACTIONS

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, Exeter, General American Life Insurance Company, MICC and MetLife Reinsurance Company of Vermont, all of which are related parties.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                                   YEARS ENDED DECEMBER 31,
                                                               ---------------------------
                                                                 2011      2010      2009
                                                               ------    ------    ------
                                                                    (IN MILLIONS)
PREMIUMS:
 Reinsurance assumed.......................................... $    7    $   13    $   14
 Reinsurance ceded............................................   (284)     (190)     (164)
                                                                ------    ------   ------
   Net premiums............................................... $ (277)   $ (177)   $ (150)
                                                                ======    ======   ======

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
 Reinsurance assumed.......................................... $   90    $  120    $  115
 Reinsurance ceded............................................   (416)     (279)     (151)
                                                                ------    ------   ------
   Net universal life and investment-type product policy fees. $ (326)   $ (159)   $  (36)
                                                                ======    ======   ======

OTHER REVENUES:
 Reinsurance assumed.......................................... $   --    $   --    $   --
 Reinsurance ceded............................................    215       239       198
                                                                ------    ------   ------
   Net other revenues......................................... $  215    $  239    $  198
                                                                ======    ======   ======

POLICYHOLDER BENEFITS AND CLAIMS:
 Reinsurance assumed.......................................... $   15    $   29    $    8
 Reinsurance ceded............................................   (497)     (323)     (219)
                                                                ------    ------   ------
   Net policyholder benefits and claims....................... $ (482)   $ (294)   $ (211)
                                                                ======    ======   ======

INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
 Reinsurance assumed.......................................... $   68    $   64    $   64
 Reinsurance ceded............................................    (80)      (55)      (32)
                                                                ------    ------   ------
   Net interest credited to policyholder account balances..... $  (12)   $    9    $   32
                                                                ======    ======   ======

OTHER EXPENSES:
 Reinsurance assumed.......................................... $   48    $   90    $  105
 Reinsurance ceded............................................    144        92        42
                                                                ------    ------   ------
   Net other expenses......................................... $  192    $  182    $  147
                                                                ======    ======   ======

  Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                  DECEMBER 31,
                                                      ------------------------------------
                                                             2011               2010
                                                      -----------------  -----------------
                                                      ASSUMED    CEDED   ASSUMED    CEDED
                                                      -------- --------  -------- --------
                                                                  (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.......... $     34 $ 11,810  $     40 $  9,117
Deferred policy acquisition costs....................      140     (583)      164     (484)
                                                      -------- --------  -------- --------
  Total assets....................................... $    174 $ 11,227  $    204 $  8,633
                                                      ======== ========  ======== ========

LIABILITIES:
Future policy benefits............................... $     41 $     --  $     41 $     --
Other policy-related balances........................    1,510      758     1,435      508
Other liabilities....................................       10    3,913        12    3,195
                                                      -------- --------  -------- --------
  Total liabilities.................................. $  1,561 $  4,671  $  1,488 $  3,703
                                                      ======== ========  ======== ========

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  The Company ceded risks to affiliates related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $3.0 billion and $930 million at December 31, 2011 and 2010, respectively. For the years ended December 31, 2011, 2010 and 2009, net derivative gains (losses) associated with the embedded derivatives included $1.7 billion, ($7) million, and ($1.5) billion, respectively.

  The Company cedes two blocks of business to an affiliate on a 90% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $416 million and $5 million at December 31, 2011 and 2010, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($411) million, ($17) million and ($16) million at December 31, 2011, 2010 and 2009, respectively. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to the Company from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by the Company from the affiliated reinsurer by $337 million and $304 million at December 31, 2011 and 2010, respectively, and is considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $91 million, $81 million and $36 million at December 31, 2011, 2010 and 2009, respectively, and is included in premiums and universal life and investment-type product policy fees in the consolidated statements of operations. At December 31, 2011 and 2010, unearned revenue related to the experience refund was $806 million and $560 million, respectively, and was included in other policy-related balances in the consolidated balance sheets.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $4.6 billion and $4.0 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $4.1 billion and $4.2 billion, at December 31, 2011 and 2010, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2011 and 2010.

8. LONG-TERM DEBT

  On December 23, 2010, Greater Sandhill I, LLC ("Greater Sandhill"), an affiliate, issued to a third party, long-term notes for $45 million maturing in 2030 with an interest rate of 7.028%. The notes were issued in exchange for certain investments included in other invested assets. During the year ended December 31, 2011, Greater Sandhill repaid $3 million of the long term notes. The outstanding balance of the notes was $42 million and $45 million at December 31, 2011 and 2010, respectively.

  The aggregate maturities of long-term debt at December 31, 2011 are $1 million in each of the years 2012, 2013, 2014, 2015 and 2016 and $37 million thereafter.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Interest expense related to the Company's indebtedness included in other expenses was $3 million and less than $1 million for the years ended
December 31, 2011 and 2010, respectively. The Company had no interest expense related to indebtedness for the year ended December 31, 2009.

9. INCOME TAX

  The provision for income tax was as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010     2009
                                                     ------    ------   ------
                                                         (IN MILLIONS)
      Current:
       Federal...................................... $ (44)    $ (18)   $    8
      Deferred:
       Federal......................................   247       103      (193)
                                                     -----     -----     ------
         Provision for income tax expense (benefit). $ 203     $  85    $ (185)
                                                     =====     =====     ======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010     2009
                                                     ------    ------   ------
                                                         (IN MILLIONS)
      Tax provision at U.S. statutory rate.......... $ 260     $ 132    $ (134)
      Tax effect of:
       Tax-exempt investment income.................   (45)      (43)      (33)
       Prior year tax...............................    (5)       --       (18)
       Tax credits..................................    (7)       (4)       --
                                                     -----     -----     ------
         Provision for income tax expense (benefit). $ 203     $  85    $ (185)
                                                     =====     =====     ======

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                           DECEMBER 31,
                                                       --------------
                                                          2011     2010
                                                       -------   ------
                                                        (IN MILLIONS)
         Deferred income tax assets:
          Policyholder liabilities and receivables.... $    --   $ 243
          Investments, including derivatives..........     283      21
          Loss and credit carryforwards...............      96     106
          Other.......................................      --       1
                                                       -------   -----
                                                           379     371
                                                       -------   -----
         Deferred income tax liabilities:
          DAC.........................................   1,024     892
          Policyholder liabilities and receivables....     120      --
          Net unrealized investment gains.............     371      59
          Other.......................................       4      --
                                                       -------   -----
                                                         1,519     951
                                                       -------   -----
            Net deferred income tax asset (liability). $(1,140)  $(580)
                                                       =======   =====

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Domestic capital loss carryforwards of $6 million at December 31, 2011 will expire beginning in 2013. Tax credit carryforwards of $93 million at December 31, 2011 will expire beginning in 2016.

  The Company participates in a tax sharing agreement with MetLife. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from affiliates include $92 million for 2011.

  Prior to 2011, the Company participated in a tax sharing agreement with MICC. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from affiliates include $25 million for 2010 and the amounts due to affiliates include $14 million for 2009.

  Pursuant to Internal Revenue Service ("IRS") rules, MICC and its subsidiaries, including the Company, was excluded from MetLife's life/non-life consolidated federal tax return for the five years subsequent to MetLife's July 2005 acquisition of MICC. In 2011, MICC and its subsidiaries, including the Company, joined the consolidated return and became a party to the MetLife tax sharing agreement. Accordingly, the Company's losses will be eligible to be included in the consolidated return and the resulting tax savings to MetLife will generate a payment to the Company for the losses used.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2003. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $46 million and $28 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $1 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $15 million related to a true-up of the 2009 tax return.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


10. CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

 LITIGATION

  Over the past several years, the Company has faced claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in all pending matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

 Unclaimed Property Inquiries

  More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multistate targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multistate market conduct exam, or issue directives similar to the New York Insurance Department's letter. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property.

  Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 INSOLVENCY ASSESSMENTS

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                                   DECEMBER 31,
                                                                 -------------
                                                                   2011    2010
                                                                 ------  ------
                                                                 (IN MILLIONS)
  Other Assets:
   Premium tax offset for future undiscounted assessments.......  $  4    $ 2
   Premium tax offsets currently available for paid assessments.     1     --
                                                                  ----    ---
                                                                  $  5    $ 2
                                                                  ====    ===
  Other Liabilities:
   Insolvency assessments.......................................  $ 11    $ 3
                                                                  ====    ===

  On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan will involve the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also contemplates that additional industry support for certain ELNY policyholders will be provided. The Company recorded a net charge of $4 million, after tax, related to ELNY.

COMMITMENTS

 COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $489 million and $435 million at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 MORTGAGE LOAN COMMITMENTS

  The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3 million and $80 million at December 31, 2011 and 2010, respectively.

 COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

  The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $64 million and $66 million at December 31, 2011 and 2010, respectively.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


GUARANTEES

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2011 and 2010.

11. EQUITY

 CAPITAL CONTRIBUTIONS

  The Company received no cash contributions from MICC during the years ended December 31, 2011 and 2010. During the year ended December 31, 2009, the Company received cash contributions of $575 million from MICC.

 STATUTORY EQUITY AND INCOME

  MLI-USA's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. MLI-USA exceeded the minimum RBC requirements for all periods presented herein.

  The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of MLI-USA.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MLI-USA are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) (unaudited) of MLI-USA, a Delaware domiciled insurer, was $178 million, $2 million and ($24) million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus (unaudited), as filed with the Delaware Department of Insurance, was $1.7 billion and $1.5 billion at December 31, 2011 and 2010, respectively.

 DIVIDEND RESTRICTIONS

  Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MICC as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a dividend to MICC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance ("Delaware Commissioner") and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the years ended December 31, 2011, 2010 and 2009, MLI-USA did not pay dividends to MICC. Because MLI-USA's statutory unassigned funds was negative at December 31, 2011, MLI-USA cannot pay any dividends in 2012 without prior regulatory approval.

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 OTHER COMPREHENSIVE INCOME (LOSS)

  The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                     YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------
                                                                                   2011      2010      2009
                                                                                 ------    ------    ------
                                                                                    (IN MILLIONS)
Holding gains (losses) on investments arising during the year................... $ 933     $ 346     $ 433
Income tax effect of holding gains (losses).....................................  (326)     (122)     (153)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income...........................................................    (9)      (47)       (5)
Income tax effect of reclassification adjustments...............................     4        17         2
Allocation of holding (gains) losses on investments relating to other
  policyholder amounts..........................................................   (29)      (80)      (59)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts.......................................................................    10        28        21
                                                                                 -----     -----     -----
Net unrealized investment gains (losses), net of income tax.....................   583       142       239
Foreign currency translation adjustments, net of income tax.....................    (1)       --        --
                                                                                 -----     -----     -----
 Other comprehensive income (loss).............................................. $ 582     $ 142     $ 239
                                                                                 =====     =====     =====

12. OTHER EXPENSES

  Information on other expenses was as follows:

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                ---------------------------
                                                                                   2011       2010     2009
                                                                                 -------   -------   ------
                                                                                     (IN MILLIONS)
Compensation................................................................... $   234    $   221   $  86
Commissions....................................................................   1,253        774     626
Volume-related costs...........................................................     121         92     270
Affiliated interest costs on ceded reinsurance.................................     211        102      47
Capitalization of DAC..........................................................  (1,367)      (880)   (727)
Amortization of DAC............................................................     788        423     196
Interest expense on debt and debt issuance costs...............................       3         --      --
Premium taxes, licenses & fees.................................................      56         34      29
Professional services..........................................................      16         13      --
Rent...........................................................................      25         25      --
Other..........................................................................     242        220      86
                                                                                 -------   -------   -----
  Total other expenses......................................................... $ 1,582    $ 1,024   $ 613
                                                                                 =======   =======   =====

                    METLIFE INVESTORS USA INSURANCE COMPANY
    (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


 CAPITALIZATION AND AMORTIZATION OF DAC

  See Note 5 for a rollforward of DAC including impacts of capitalization and amortization.

 INTEREST EXPENSE ON DEBT AND DEBT ISSUANCE COSTS

  Interest expense on debt and debt issuance costs includes interest expense on debt (see Note 8).

 AFFILIATED EXPENSES

  Commissions, capitalization of DAC and amortization of DAC include the impact of affiliated reinsurance transactions.

  See Notes 7 and 13 for discussion of affiliated expenses included in the table above.

13. RELATED PARTY TRANSACTIONS

 SERVICE AGREEMENTS

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                          ----------------------------
                                                            2011      2010      2009
                                                           -------   -------  ------
                                                              (IN MILLIONS)
Compensation............................................. $   233   $   220   $  86
Commissions..............................................     951       507     400
Volume-related costs.....................................     177       134     249
Professional services....................................      16        13      --
Rent.....................................................      24        25      --
Other....................................................     245       224      80
                                                           -------   -------  -----
  Total other expenses................................... $ 1,646   $ 1,123   $ 815
                                                           =======   =======  =====

  Revenues received from affiliates related to these agreements were recorded as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                          ----------------------------
                                                            2011      2010      2009
                                                          ------    ------    ------
                                                             (IN MILLIONS)
  Universal life and investment-type product policy fees. $ 115      $ 83      $ 59
  Other revenues......................................... $  97      $ 63      $ 39

  The Company had net receivables from affiliates of $149 million and $104 million at December 31, 2011 and 2010, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Notes 2 and 7 for additional related party transactions.

14. SUBSEQUENT EVENT

  The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements.